  As filed with the Securities and Exchange Commission on November 16, 1995
                                             Securities Act File No. 33-
                                     Investment Company Act File No. 811-7203


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                             ___________________

                                   FORM N-2
/x/ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
/ / Pre-Effective Amendment No.
/ / Post-Effective Amendment No.
       and/or
/x/ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
       OF 1940
/x/     Amendment No. 4
    (Check appropriate box or boxes)
                           _______________________

                 MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC.
              (Exact Name of Registrant as Specified in Charter)
                             ___________________

                            800 Scudders Mill Road
                         Plainsboro, New Jersey 08536
                   (Address of Principal Executive Offices)
                                (609) 282-2800
             (Registrant's Telephone Number, including Area Code)

                                Arthur Zeikel
                 Merrill Lynch Municipal Strategy Fund, Inc.
             800 Scudders Mill Road, Plainsboro, New Jersey 08536
       Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011
                   (Name and Address of Agent for Service)

                                  Copies to:

         Mark B. Goldfus, Esq.                  Frank P. Bruno, Esq.
      Fund Asset Management, L.P.                   Brown & Wood
             P.O. Box 9011                     One World Trade Center
      Princeton, N.J. 08543-9011           New York, New York 10048-0557

                             ___________________

    Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. /x/
                             ___________________

       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


                                                              Proposed      Proposed
                                                              Maximum       Maximum
                                                Amount        Offering     Aggregate      Amount of
                                                 Being         Price        Offering    Registration
    Title of Securities Being Registered    Registered (1)  Per Unit (1)   Price (1)         Fee

Auction Market Preferred Stock, Series A      2,000 shares    $25,000     $50,000,000    $10,000.00

(1)  Estimated solely for the purpose of calculating the filing fee.

    The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                 MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC.

                            CROSS REFERENCE SHEET

                           PURSUANT TO RULE 404(C)

ITEM NUMBER, FORM N-2        CAPTION IN PROSPECTUS
-----------------             -----------------

Part A--INFORMATION REQUIRED IN A PROSPECTUS
1.  Outside Front Cover Page                        Outside Front Cover Page
2.  Inside Front and Outside Back Cover Pages       Inside Front and
                                                    Outside Back Cover
                                                    Pages; Plan of Distribution
3.  Fee Table and Synopsis                          Not Applicable
4.  Financial Highlights                            Not Applicable
5.  Plan of Distribution                            Plan of Distribution
6.  Selling Shareholders                            Not Applicable
7.  Use of Proceeds                                 Use of Proceeds
8.  General Description of the Registrant           Prospectus Summary; The
                                                    Fund; Investment
                                                    Objective and Policies
9.  Management                                      Investment Advisory and
                                                    Administrative
                                                    Arrangements; Directors
                                                    and Officers
10. Capital Stock, Long-Term Debt and
        Other Securities                            Description of AMPS;
                                                    Description  of Capital
                                                    Stock
11. Defaults and Arrears on Senior
        Securities                                  Not Applicable
12. Legal Proceedings                               Not Applicable
13. Table of Contents of the Statement of
        Additional Information                      Not Applicable

Part B--INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

14. Cover Page                                      Not Applicable
15. Table of Contents                               Not Applicable
16. General Information and History                 Not Applicable
17. Investment Objective and Policies               Prospectus Summary;
                                                    Investment Objective
                                                    and Policies; Other
                                                    Investment Policies;
                                                    Investment Restrictions
18. Management                                      Directors and Officers;
                                                    Investment Advisory and
                                                    Administrative Arrangements
19. Control Persons and Principal Holders
        of Securities                               Investment Advisory and
                                                    Administrative Arrangements
20. Investment Advisory and Other Services          Investment Advisory and
                                                    Administrative Arrangements
                                                    Custodian; Plan of
                                                    Distribution; Transfer
                                                    Agent, Dividend Disbursing
                                                    Agent and Registrar;
                                                    Experts
21. Brokerage Allocation and Other Practices        Portfolio Transactions
22. Tax Status                                      Taxes
23. Financial Statements                            Financial Statements

Part C - OTHER INFORMATION
Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

   Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

                            SUBJECT TO COMPLETION
                PRELIMINARY PROSPECTUS DATED NOVEMBER 16, 1995
PROSPECTUS
--------
                                 $__________
                 MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC.
        AUCTION MARKET PREFERRED STOCK ("AMPS(REGISTERED TRADEMARK)")
                            _____ SHARES, SERIES A
                   LIQUIDATION PREFERENCE $25,000 PER SHARE

    Merrill Lynch Municipal Strategy Fund, Inc. (the "Fund") is a recently organized, continuously offered, non-diversified, closed-end management investment company seeking to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes. The Fund intends to maintain at least 75% of its total assets in municipal obligations which are rated investment grade or, if unrated, are considered by Fund Asset Management, L.P. (the "Investment Adviser") to be of comparable quality. THE FUND MAY INVEST UP TO 25% OF ITS TOTAL ASSETS IN MUNICIPAL OBLIGATIONS WHICH ARE RATED BELOW INVESTMENT GRADE (SUCH OBLIGATIONS ARE COMMONLY REFERRED TO AS "JUNK BONDS") OR, IF UNRATED, ARE CONSIDERED BY THE INVESTMENT ADVISER TO BE OF COMPARABLE QUALITY. The Fund may invest in certain tax-exempt securities classified as "private activity bonds" that may subject certain investors in the Fund to an alternative minimum tax. At times, the Fund may seek to hedge its portfolio through the use of options and futures transactions. There can be no assurance that the investment objective of the Fund will be realized. The address of the Fund is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its telephone number is (609) 282-2800. Investors are advised to read this Prospectus carefully and retain it for future reference.
                                                    (Continued on next page.)
    The Broker-Dealers intend to maintain a secondary trading market in the AMPS outside of Auctions; however, they have no obligation to do so, and there can be no assurance that a secondary market for the AMPS will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price is subject to variables to be determined at the time of the trade by the Broker-Dealers). The AMPS will not be registered on any stock exchange or on the National Association of Securities Dealers Automated Quotation system. An increase in the level of interest rates, particularly during any Long Term Dividend Period, likely will have an adverse effect on the secondary market price of the AMPS, and a selling shareholder may sell AMPS between Auctions at a price per share of less than $25,000.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
        PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY
            REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                                  Price to            Sales           Proceeds to
                                                  Public(1)           Load(2)          Fund(1)(3)
Per Share . . . . . . . . . . . . . . . . .        $25,000             None              $25,000
Total . . . . . . . . . . . . . . . . . . .    $                       None            $



(1) Plus accumulated dividends, if any, from the Date of Original Issue.
(2) The Fund and the Investment Adviser have agreed to indemnify Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") against certain liabilities under the Securities Act of 1933, as amended. See "Plan of Distribution".
(3) Before  deduction  of   expenses,  payable  by  the  Fund,  estimated  at
    $__________.

    The AMPS are being offered on a continuing basis by the Fund through Merrill Lynch, which has agreed to use its best efforts to solicit purchasers of the AMPS. There can be no assurance that the AMPS offered by this Prospectus will be sold. The Fund may reject any order in whole or in part. See "Plan of Distribution". One or more certificates for the AMPS will be delivered to the nominee of The Depository Trust Company.
(Registered Trademark)Registered trademark of Merrill Lynch & Co., Inc.

                             MERRILL LYNCH & CO.
               The date of this Prospectus is January   , 1996.

(Continued from previous page.)

    Dividends on the shares of Auction Market Preferred Stock(Registered Trademark), Series A ("Series A AMPS(Registered Trademark)" or "AMPS(Registered Trademark)") of the Fund offered hereby will be cumulative from the Date of Original Issue. The cash dividend rate (the "Applicable Rate") on the Series A AMPS for the Initial Dividend Period and the number of days in the Initial Dividend Period will be determined by the Board of Directors of the Fund. The number of days in the Initial Dividend Period for the AMPS will not exceed 45 days. The Applicable Rate for the Initial Dividend Period and the Initial Dividend Payment Date will be set forth in a Prospectus Supplement.

    The Applicable Rate on the shares of AMPS for each Subsequent Dividend Period will be determined pursuant to periodic auctions conducted in accordance with the procedures described in Appendix C hereto (an "Auction"). After the Initial Dividend Period, except as otherwise provided herein, each Subsequent Dividend Period for the shares of Series A AMPS will be a 28-Day Dividend Period; provided, however, that prior to any Auction, the Fund may elect, subject to certain limitations described herein, upon giving notice to holders thereof, a Special Dividend Period. See "Description of AMPS-Dividends".

    The Applicable Rate on the shares of AMPS for each Subsequent Dividend Period will be reset on the basis of Bids, Hold Orders and Sell Orders placed by Existing Holders and Potential Holders in the Auction conducted on the Business Day next preceding the commencement of such Dividend Period. The Applicable Rate that results from an Auction for any Dividend Period will not be greater than the Maximum Applicable Rate. See "Description of AMPS-- The Auction--Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders". For Series A AMPS sold by the Fund pursuant to this Prospectus in connection with an Auction for a Subsequent Dividend Period, the Applicable Rate will be set forth in a Prospectus Supplement.

    The Fund currently is required to allocate net capital gains and other taxable income, if any, proportionately between shares of Common Stock and shares of AMPS. The Funds will give notice of the amount of any taxable income to be included in a dividend on shares of AMPS in the related Auction, as described herein, or include such income in a dividend on shares of AMPS without giving advance notice thereof if it increases the dividend by an additional amount to offset substantially the tax effect thereof. The amount of taxable income allocable to shares of AMPS will depend upon the amount of such income realized by the Fund and other factors but generally is not expected to be significant. See "Taxes".

    Each  prospective   purchaser  should   review  carefully   the  detailed
information regarding the Auction Procedures which appears in this Prospectus, including the Appendices, and should note that (i) an Order constitutes an irrevocable commitment to hold, purchase or sell AMPS based upon the results of the related Auction, (ii) the Auctions will be conducted through telephone communications, (iii) settlement for purchases and sales will be on the Business Day following the Auction and (iv) ownership of AMPS will be maintained in book-entry form by or through the Securities Depository. Under certain circumstances, holders of AMPS may be unable to sell their shares of AMPS in an Auction and thus may lack liquidity of investment. Shares of AMPS only may be transferred pursuant to a Bid or a Sell Order placed in an Auction through a Broker-Dealer to the Auction Agent or in the secondary market, if any.

    The shares of AMPS are redeemable, in whole or in part, at the option of the Fund, on any Dividend Payment Date (except during the Initial Dividend Period or a Non-Call period) at the Optional Redemption Price per share and will be subject to mandatory redemption on dates fixed by the Board of Directors, under certain circumstances, at the Mandatory Redemption
Price per share.

    If the Fund fails to pay on any Dividend Payment Date (or within the applicable grace period) the full amount of any dividend or the redemption price of shares of AMPS called for redemption, the Applicable Rate will not be based on the results of an Auction but instead will be equal to the Non-Payment Period Rate until such failure to pay is cured. See "Description of AMPS--Dividends--Non-Payment Period; Late Charge".

                              PROSPECTUS SUMMARY

        The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus. Certain of the capitalized terms used herein are defined in the Glossary that appears at the end of this Prospectus.

  THE FUND  . . . . . . . . . . . . .     Merrill  Lynch   Municipal  Strategy
                                          Fund,   Inc.  (the   "Fund")  is   a
                                          recently   organized,   continuously
                                          offered,  non-diversified,   closed-
                                          end management investment company.
                                          See "The Fund".

  INVESTMENT OBJECTIVE AND                The  investment  objective  of   the
  POLICIES  . . . . . . . . . . . . .     Fund  is  to  provide   shareholders
                                          with  as  high  a  level  of current
                                          income exempt from Federal income
                                          taxes  as  is  consistent  with  its
                                          investment   policies  and   prudent
                                          investment  management.    The  Fund
                                          seeks to achieve its investment
                                          objective by investing primarily in
                                          a     portfolio    of     long-term,
                                          investment      grade      municipal
                                          obligations the interest on which,
                                          in the  opinion of  bond counsel  to
                                          the issuer,  is exempt  from Federal
                                          income taxes.   The Fund  intends to
                                          maintain at  least 75% of  its total
                                          assets in municipal obligations
                                          which  are  rated  investment  grade
                                          or,  if unrated,  are considered  by
                                          the  Investment  Adviser  to  be  of
                                          comparable  quality.   The Fund  may
                                          invest up to 25% of its total
                                          assets   in  municipal   obligations
                                          which  are  rated  below  investment
                                          grade    or,    if   unrated,    are
                                          considered    by   the    Investment
                                          Adviser   to   be   of    comparable
                                          quality.      Such   lower   quality
                                          municipal     obligations      (also
                                          commonly   referred   to  as   "junk
                                          bonds")  are frequently  traded only
                                          in markets where the number of
                                          potential  purchasers  and  sellers,
                                          if  any,  is  very  limited.     See
                                          "Investment Objective and
                                          Policies".

  INVESTMENT ADVISER  . . . . . . . .     Fund Asset  Management, L.P.  is the
                                          Fund's   investment   adviser   (the
                                          "Investment    Adviser")    and   is
                                          responsible  for  the management  of
                                          the Fund's investment portfolio and
                                          for providing administrative
                                          services  to  the  Fund.    For  its
                                          advisory  services,  the  Fund  pays
                                          the  Investment  Adviser  a  monthly
                                          fee at the  annual rate  of 0.50  of
                                          1% of the Fund's average daily net
                                          assets.        For    administrative
                                          services,   the   Fund   pays    the
                                          Investment Adviser a monthly fee at
                                          the  annual rate  of 0.25  of 1%  of
                                          the   Fund's   average   daily   net
                                          assets.  While the aggregate of the
                                          advisory and administrative fees is
                                          higher than that paid by many other
                                          investment companies, it is similar
                                          to that paid  by other continuously-
                                          offered   closed-end  funds.     The
                                          Investment  Adviser is  an affiliate
                                          of Merrill Lynch Asset Management,
                                          L.P.  ("MLAM"), which  is owned  and
                                          controlled by  Merrill Lynch  & Co.,
                                          Inc. ("ML &  Co.").  The  Investment
                                          Adviser or MLAM acts as the
                                          investment adviser to more than 125
                                          other     registered      management
                                          investment    companies.         The
                                          Investment   Adviser   also   offers
                                          portfolio  management  and portfolio
                                          analysis  services   to  individuals
                                          and institutions.   As  of September
                                          30, 1995, the Investment Adviser
                                          and    MLAM   had    a   total    of
                                          approximately   $189.4  billion   in
                                          investment company and other
                                          portfolio assets under management
                                          (approximately   $29.8  billion   of
                                          which  were  invested  in  municipal
                                          securities),  including accounts  of
                                          certain affiliates of the
                                          Investment     Adviser.          See
                                          "Investment       Advisory       and
                                          Administrative Arrangements".

  THE OFFERING  . . . . . . . . . . .     The  Fund is  offering an  aggregate
                                          of _____  shares of  Series A  AMPS,
                                          at a purchase  price of $25,000  per
                                          share  plus  accumulated  dividends,
                                          if any, from the Date of Original
                                          Issue.    The  shares  of  AMPS  are
                                          being offered on a continuing basis
                                          by the  Fund through  Merrill Lynch,
                                          who  has  agreed  to  use  its  best
                                          efforts  to  solicit  purchasers  of
                                          the    AMPS.       See   "Plan    of
                                          Distribution".

                                          The   AMPS   will   be   shares   of
                                          Preferred  Stock  of the  Fund  that
                                          entitle  their  holders  to  receive
                                          cash dividends at a rate per annum
                                          that  may  vary for  the  successive
                                          Dividend  Periods.   In  general  as
                                          described   below,   each   Dividend
                                          Period  subsequent  to  the  Initial
                                          Dividend Period will be 28 days in
                                          length.  The Applicable Rate for a
                                          particular Dividend Period will be
                                          determined  by an  Auction conducted
                                          on the  Business Day  next preceding
                                          the start of such Dividend Period.

                                          The Fund's Articles Supplementary
                                          establishing   the  Series   A  AMPS
                                          authorize   the   Fund   to    issue
                                          additional series of AMPS
                                          designated Series  B AMPS,  Series C
                                          AMPS,  Series D  AMPS  and Series  E
                                          AMPS,  which  also are  referred  to
                                          herein  as  "AMPS".   The  Series  A
                                          AMPS are the only series currently
                                          offered   and  to   be  issued   and
                                          outstanding.

                                          Through    their     Broker-Dealers,
                                          Beneficial   Owners   and  Potential
                                          Beneficial Owners of shares of AMPS
                                          of  each series  may participate  in
                                          Auctions therefor, although, except
                                          in the case of a Special Dividend
                                          Period,  Beneficial Owners  desiring
                                          to  continue  to hold  all  of their
                                          shares  of  AMPS regardless  of  the
                                          Applicable   Rate   resulting   from
                                          Auctions need not participate.  For
                                          an explanation  of Auctions  and the
                                          method     of    determining     the
                                          Applicable  Rate,  see  "Description
                                          of AMPs--The Auction".

                                          Except    as    described    herein,
                                          investors in  AMPS will  not receive
                                          certificates representing ownership
                                          of their shares.  Ownership of AMPS
                                          will  be  maintained in  book  entry
                                          form  by  the Securities  Depository
                                          or  its nominee  for the  account of
                                          the  investor's Agent  Member.   The
                                          investor's  Agent  Member, in  turn,
                                          will   maintain   records  of   such
                                          investor's beneficial ownership of


                                          AMPS.      Accordingly,   references
                                          herein  to an  investor's investment
                                          in  or purchase,  sale or  ownership
                                          of AMPS  are to purchases,  sales or
                                          ownership   of   those   shares   by
                                          Beneficial Owners.

  DIVIDENDS AND DIVIDEND                  After  the Initial  Dividend Period,
  PERIODS . . . . . . . . . . . . . .     each Subsequent Dividend Period for
                                          the  Series  A AMPS  will  generally
                                          consist  of   28  days   (a  "28-Day
                                          Dividend     Period");     provided,
                                          however, that prior to any Auction,
                                          the  Fund  may   elect,  subject  to
                                          certain    limitations     described
                                          herein, upon giving notice to
                                          holders thereof, a Special Dividend
                                          Period.   A Special  Dividend Period
                                          is a  Dividend Period  consisting of
                                          a  specified number  of days  (other
                                          than 28 in the case of Series A
                                          AMPS),  evenly  divisible  by  seven
                                          and  not fewer  than seven  nor more
                                          than  364  (a "Short  Term  Dividend
                                          Period") or a Dividend Period
                                          consisting of a specified period of
                                          one  whole  year  or  more  but  not
                                          greater  than  five years  (a  "Long
                                          Term  Dividend Period").   Dividends
                                          on the AMPS offered hereby are
                                          cumulative   from   the   Date    of
                                          Original   Issue  and   are  payable
                                          when,  as  and  if  declared  by the
                                          Board of Directors of the Fund, out
                                          of    funds    legally     available
                                          therefor.   The  Applicable Rate  on
                                          the Series  A AMPS  for the  Initial
                                          Dividend Period and the number of
                                          days in the Initial Dividend Period
                                          will be  determined by the  Board of
                                          Directors  of the  Fund.   Dividends
                                          on   the  shares  of  AMPS  will  be
                                          payable commencing on the Initial
                                          Dividend   Payment   Date   at   the
                                          Applicable  Rate  for  the   Initial
                                          Dividend  Period  set   forth  in  a
                                          Prospectus Supplement.  Thereafter,
                                          in  the  case  of  Dividend  Periods
                                          which   are  not   Special  Dividend
                                          Periods,  dividends will  be payable
                                          generally on each succeeding fourth
                                          _________ in  the case  of Series  A
                                          AMPS,     subject     to     certain
                                          exceptions.

                                          Dividends  for  the  Series  A  AMPS
                                          will be paid through the Securities
                                          Depository  (The   Depository  Trust
                                          Company  or  a successor  securities
                                          depository) on each Dividend
                                          Payment Date for such series.  The
                                          Securities    Depository's    normal
                                          procedures   provide   for   it   to
                                          distribute  dividends   in  next-day
                                          funds settled through the New York



                                          Clearing  House  to  Agent  Members,
                                          who   are   in  turn   expected   to
                                          distribute  such  dividends  to  the
                                          person for whom they are acting as
                                          agent   in   accordance   with   the
                                          instructions of  such person.   Each
                                          of   the   initial   Broker-Dealers,
                                          however, has indicated to the Fund
                                          that  such Broker-Dealer  or one  of
                                          its   affiliates   will  make   such
                                          dividend   payments   available   in
                                          same-day  funds  to  customers  that
                                          use such Broker-Dealer or affiliate
                                          as Agent  Member.   See "Description
                                          of AMPS--Dividends".

                                          For    each    Subsequent   Dividend
                                          Period,  the cash  dividend rate  on
                                          the shares  of each  series of  AMPS
                                          will  be  the  Applicable  Rate  for
                                          such series  that the  Auction Agent
                                          (IBJ Schroder  Bank &  Trust Company
                                          or any  successor) advises  the Fund
                                          has   resulted   from   an   Auction
                                          relating  to   such  series.     See
                                          "Description  of   AMPS--Dividends".
                                          The  first Auction  for each  series
                                          of AMPS is scheduled  to be held  on
                                          the  ending  date  for  the  Initial
                                          Dividend Period  for such  series of
                                          AMPS  as  set  forth   above.    For
                                          Series  A  AMPS  sold  by  the  Fund
                                          pursuant   to  this   Prospectus  in
                                          connection  with  an Auction  for  a
                                          Subsequent   Dividend   Period,  the
                                          Applicable  Rate will  be set  forth
                                          in a Prospectus Supplement.

                                          The  Articles Supplementary  provide
                                          that until the Fund gives a Request
                                          for Special Dividend Period and the
                                          related  Notice of  Special Dividend
                                          Period with  respect to a  series of
                                          AMPS, only 28-Day Dividend Periods
                                          will be  applicable to the  Series A
                                          AMPS.    While  the  Fund  does  not
                                          currently intend  to give  a Request
                                          for  Special  Dividend  Period  with
                                          respect  to  the  AMPS,  it  may  so
                                          elect in the future subject to, and
                                          on,  the conditions  discussed under
                                          "Description    of     the    AMPS--
                                          Dividends--Notification of Dividend
                                          Period".

                                          A Special  Dividend Period  will not
                                          be  effective for  a  series of  the
                                          AMPS   unless  Sufficient   Clearing
                                          Bids   exist  at   the  Auction   in
                                          respect of such Special Dividend
                                          Period.    If  Sufficient   Clearing
                                          Bids  do not  exist at  such Auction
                                          for   a  series  of  the  AMPS,  the
                                          Dividend Period commencing on the
                                          Business    Day    succeeding   such
                                          Auction  will be  a 28-Day  Dividend


                                          Period  in  the  case  of  Series  A
                                          AMPS, and the holders of the AMPS
                                          of such series outstanding prior to
                                          such  Auction  will be  required  to
                                          continue  to  hold such  shares  for
                                          such Dividend Period.  In addition,
                                          the Fund may not give a Notice of
                                          Special    Dividend    Period   with
                                          respect to  a series of AMPS,  or if
                                          the  Fund  has  given  a  Notice  of
                                          Special Dividend Period for a
                                          series  of AMPS,  the  Fund will  be
                                          required   to  give   a  Notice   of
                                          Revocation  in  respect  thereof  if
                                          (i) either  the 1940 Act  AMPS Asset
                                          Coverage  is  not satisfied  or  the
                                          Fund fails to maintain S&P Eligible
                                          Assets  and Moody's  Eligible Assets
                                          each  with  an aggregate  Discounted
                                          Value  at  least equal  to  the AMPS
                                          Basic Maintenance Amount, in each
                                          case on  each of  the two  Valuation
                                          Dates   immediately   preceding  the
                                          Business  Day prior  to the  related
                                          Auction  Date  for  the  AMPS,  (ii)
                                          sufficient funds for the payment of
                                          dividends     payable     on     the
                                          immediately   succeeding    Dividend
                                          Payment    Date   have    not   been
                                          irrevocably   deposited   with   the
                                          Auction  Agent   by  the   close  of
                                          business on  the third  Business Day
                                          preceding the related Auction Date,
                                          or  (iii)  the  Broker-Dealers  have
                                          given  the  Fund notice  that  it is
                                          not advisable to hold an Auction in
                                          respect   of   a  Special   Dividend
                                          Period.  In such event, the next
                                          succeeding  Dividend Period  will be
                                          a  28-Day  Dividend  Period  in  the
                                          case  of  Series  A  AMPS,  provided
                                          that  if the  then current  Dividend
                                          Period for the Series A AMPS is a
                                          Special  Dividend  Period  of   less
                                          than  28 days,  the next  succeeding
                                          Dividend  Period  will be  the  same
                                          length   as  the   current  Dividend
                                          Period.

  ADVANCE NOTICE OF                       Dividends paid by  the Fund, to  the
  ALLOCATION OF TAXABLE                   extent  paid from  tax-exempt income
  INCOME; INCLUSION OF                    earned  on   municipal  obligations,
  TAXABLE INCOME IN                       will be  exempt from  Federal income
  DIVIDENDS . . . . . . . . . . . . .     taxes,   subject  to   the  possible
                                          application of the alternative
                                          minimum tax.   However, the Fund  is
                                          required  to  allocate  net  capital
                                          gains  and other  income subject  to
                                          regular  Federal  income  taxes,  if
                                          any, proportionately between shares
                                          of Common  Stock and shares  of AMPS
                                          in   accordance  with   the  current
                                          position   of   the  IRS   described
                                          herein.   The Fund  will notify  the
                                          Auction Agent of  the amount of  any
                                          net capital  gains or  other taxable


                                          income   to  be   included  in   any
                                          dividend on shares of AMPS prior to
                                          the Auction establishing the
                                          Applicable Rate for such dividend.
                                          The  Auction  Agent   in  turn  will
                                          notify  each Broker-Dealer  whenever
                                          it  receives  any such  notice  from
                                          the Fund, and each Broker-Dealer
                                          will  notify  its Beneficial  Owners
                                          and Potential Beneficial Owners, as
                                          provided   in   its    Broker-Dealer
                                          Agreement.  In limited
                                          circumstances,  the  Fund  also  may
                                          include  such income  in a  dividend
                                          on  shares  of AMPS  without  giving
                                          advance notice thereof if it
                                          increases   the   dividend   by   an
                                          additional amount to offset the tax
                                          effect  thereof.     The  amount  of
                                          taxable  income allocable  to shares
                                          of AMPS will depend upon the amount
                                          of such income realized by the Fund
                                          and other factors, but generally is
                                          not  expected  to  be   significant.
                                          See  "Taxes"  and  "Description   of
                                          AMPS--The   Auction--Auction   Date;
                                          Advance Notice of Allocation of
                                          Taxable    Income;   Inclusion    of
                                          Taxable Income in Dividends".

  ADDITIONAL DIVIDENDS  . . . . . . .     If the Fund retroactively allocates
                                          any  net  capital   gains  or  other
                                          income  subject  to regular  Federal
                                          income  taxes  to   shares  of  AMPS
                                          without having given advance notice
                                          thereof  as  described above,  which
                                          may    only    happen   when    such
                                          allocation  is made  as a  result of
                                          the redemption of all or a portion
                                          of  the outstanding  shares of  AMPS
                                          or the liquidation of the Fund, the
                                          Fund will  make certain  payments to
                                          holders of  shares of AMPS  to which
                                          such allocation  was made  to offset
                                          substantially    the   tax    effect
                                          thereof.    In  no  other  instances
                                          will  the Fund  be required  to make
                                          payments  to  holders of  shares  of
                                          AMPS to offset the tax effect of
                                          any  reallocation  of  net   capital
                                          gains or other taxable income.  See
                                          "Description  of   AMPS--Dividends--
                                          Additional Dividends" and "Taxes".

  DETERMINATION OF MAXIMUM                Except during a Non-Payment Period,
  APPLICABLE RATES  . . . . . . . . .     the   Applicable   Rate   for    any
                                          Dividend Period  for shares  of AMPS
                                          of  each  series will  not  be  more
                                          than the Maximum Applicable Rate
                                          applicable  to  such  shares.    The
                                          Maximum  Applicable Rate  for shares
                                          of  AMPS will  depend on  the credit
                                          rating assigned  to such  shares and
                                          on the duration of the Dividend
                                          Period.    The  Maximum   Applicable
                                          Rate   will   be   the    Applicable


                                          Percentage  of  the Reference  Rate.
                                          The Reference Rate is (i) with
                                          respect  to any  Dividend Period  or
                                          any   Short  Term   Dividend  Period
                                          having 28 or fewer days, the higher
                                          of  the  applicable  "AA"  Composite
                                          Commercial Paper Rate and the
                                          Taxable     Equivalent     of    the
                                          Short-Term   Municipal  Bond   Rate,
                                          (ii) with respect to any Short Term
                                          Dividend Period having more than 28
                                          but fewer than 183 days, the
                                          applicable      "AA"       Composite
                                          Commercial  Paper  Rate, (iii)  with
                                          respect to  any Short  Term Dividend
                                          Period having 183 or more but fewer
                                          than 364  days, the  applicable U.S.
                                          Treasury  Bill  Rate and  (iv)  with
                                          respect  to any  Long Term  Dividend
                                          Period,    the    applicable    U.S.
                                          Treasury Note Rate.  The Applicable
                                          Percentage will be determined based
                                          on  (i)  the  lower  of  the  credit
                                          rating or  ratings assigned  on such
                                          date  to the  AMPS by   Moody's  and
                                          S&P (or, if  Moody's or S&P  or both
                                          shall    not   make    such   rating
                                          available, the equivalent of either
                                          or  both  of   such  ratings  by   a
                                          Substitute Rating Agency or two
                                          Substitute  Rating  Agencies or,  in
                                          the event that only one such rating
                                          shall  be available,   such  rating)
                                          and  (ii)   whether  the   Fund  has
                                          provided notification to the
                                          Auction Agent prior to the Auction
                                          establishing  the   Applicable  Rate
                                          for  any dividend  that net  capital
                                          gains or  other taxable  income will
                                          be  included  in  such  dividend  on
                                          shares of AMPS as follows:



                                                                                        Applicable
                                                          Applicable Percentage         Percentage
                   Credit Ratings                           of Reference Rate       of Reference Rate
         Moody's                       S&P                  --No Notification         --Notification

                                                                                                6
     "aa3" or higher             AA-- or higher                   110%                     150%
      "a3" to "a1"                  A-- to A+                     125%                     160%
    "baa3" to "baa1"              BBB-- to BBB+                   150%                     250%
      Below "baa3"                 Below BBB--                    200%                     275%




                                          There is no minimum Applicable Rate
                                          in respect of any Dividend Period.

                                          The   Applicable   Rate   for    any
                                          Dividend  Period  commencing  during
                                          any  Non-Payment  Period,  and   the
                                          rate used to calculate the late
                                          charge described under "Description
                                          of      AMPS--Dividends--Non-Payment
                                          Period;   Late   Charge,"  initially
                                          will be  200% of the  Reference Rate
                                          (or 275% of  such rate  if the  Fund
                                          has provided notification to the
                                          Auction Agent prior to the Auction
                                          establishing  the   Applicable  Rate
                                          for  any dividend  that net  capital
                                          gains or  other taxable  income will
                                          be  included  in  such  dividend  on
                                          shares of AMPS).

  AUCTION PROCEDURES  . . . . . . . .     Separate Auctions will be conducted
                                          for each  series of  AMPS.   As used
                                          in the following description of the
                                          Auction   Procedures,   unless   the
                                          context  otherwise  requires, "AMPS"
                                          means the series of AMPS subject to
                                          the     related     Auction,     and
                                          "Beneficial   Owners,"    "Potential
                                          Beneficial    Owners,"     "Existing
                                          Holders" and "Potential Holders"
                                          means  Beneficial  Owners  of   such
                                          series, Potential Beneficial Owners
                                          of such series, Existing Holders of
                                          such  series  and Potential  Holders
                                          of   such    series,   respectively.
                                          Unless  otherwise  permitted by  the
                                          Fund,    Beneficial    Owners    and
                                          Potential Beneficial Owners of AMPS
                                          may  only  participate  in  Auctions
                                          through    their     Broker-Dealers.
                                          Broker-Dealers   will   submit   the
                                          Orders    of     their    respective
                                          customers who are Beneficial Owners
                                          and  Potential Beneficial  Owners to
                                          the   Auction   Agent,   designating
                                          themselves  as  Existing Holders  in
                                          respect of shares subject to Orders
                                          submitted  or  deemed  submitted  to
                                          them  by  Beneficial Owners  and  as
                                          Potential  Holders  in  respect   of
                                          shares  subject to  Orders submitted
                                          to them by Potential Beneficial
                                          Owners.     On  or  prior   to  each
                                          Auction  Date  for   the  AMPS  (the
                                          Business  Day  next  preceding   the
                                          first day of each Dividend Period),
                                          each Beneficial Owner may submit
                                          Orders   to  its   Broker-Dealer  as
                                          follows:

                                          --   Hold    Order--indicating    its
                                               desire  to hold  shares of  AMPS
                                               without     regard    to     the
                                               Applicable Rate for the next
                                          Dividend Period for such shares.


                                          --   Bid--indicating  its  desire  to
                                               hold  shares  of AMPS,  provided
                                               that  the  Applicable  Rate  for
                                               the  next  Dividend  Period  for
                                               such shares is not less than
                                               the rate  per  annum  specified
                                               in such Bid.

                                          --   Sell    Order--indicating    its
                                               desire  to sell  shares of  AMPS
                                               without     regard     to    the
                                               Applicable Rate for the next
                                          Dividend Period for such shares.

                                          A   Beneficial   Owner  may   submit
                                          different  types  of Orders  to  its
                                          Broker-Dealer   with   respect    to
                                          shares of AMPS then held by such
                                          Beneficial Owner, provided that the
                                          total  number  of   shares  of  AMPS
                                          covered  by  such  Orders  does  not
                                          exceed the number of shares of AMPS
                                          held by such Beneficial Owner.  If,
                                          however,  a Beneficial  Owner offers
                                          through    its   Broker-Dealer    to
                                          purchase  additional shares  of AMPS
                                          in  such  Auction,  such  Beneficial
                                          Owner, for purposes of such offer
                                          to purchase additional shares, will
                                          be    treated    as   a    Potential
                                          Beneficial   Owner    as   described
                                          below.  Bids by Beneficial Owners
                                          through  their  Broker-Dealers  with
                                          rates  per  annum  higher  than  the
                                          Maximum  Applicable  Rate  will   be
                                          treated as Sell Orders.  A Hold
                                          Order  (in the  case  of an  Auction
                                          relating to a Dividend Period which
                                          is  not a  Special Dividend  Period)
                                          and a Sell Order (in the case of an
                                          Auction relating to a Special
                                          Dividend Period) shall be deemed to
                                          have been  submitted on behalf  of a
                                          Beneficial  Owner if  an Order  with
                                          respect to shares of AMPS then held
                                          by  such  Beneficial  Owner  is  not
                                          submitted   on   behalf   of    such
                                          Beneficial  Owner  for  any  reason,
                                          including    the   failure    of   a
                                          Broker-Dealer    to    submit   such
                                          Beneficial  Owner's  Order  to   the
                                          Auction Agent.

                                          Potential   Beneficial   Owners   of
                                          shares  of  AMPS   may  submit  Bids
                                          through   their   Broker-Dealers  in
                                          which they offer to purchase shares
                                          of    AMPS,   provided    that   the
                                          Applicable   Rate   for   the   next
                                          Dividend Period  for such  shares is
                                          not less than the rate per annum
                                          specified in such Bid.   A Bid by  a
                                          Potential  Beneficial  Owner with  a
                                          rate  per  annum   higher  than  the
                                          Maximum Applicable Rate will not be
                                          considered.


                                          Neither  the  Fund nor  the  Auction
                                          Agent  will  be  responsible  for  a
                                          Broker-Dealer's  failure  to  comply
                                          with any of the foregoing.

                                          A Broker-Dealer  also may  hold AMPS
                                          for its own account as a Beneficial
                                          Owner.    A Broker-Dealer  thus  may
                                          submit Orders  to the  Auction Agent
                                          as a Beneficial Owner or a
                                          Potential   Beneficial   Owner   and
                                          therefore participate in an Auction
                                          as an  Existing Holder  or Potential
                                          Holder on behalf of both itself and
                                          its customers.  An Order placed
                                          with   the   Auction  Agent   by   a
                                          Broker-Dealer as an Existing Holder
                                          or  a  Potential  Holder  as  or  on
                                          behalf of a Beneficial Owner or a
                                          Potential  Beneficial Owner,  as the
                                          case may be, will be treated in the
                                          same manner as an Order placed with
                                          a  Broker-Dealer  by  a   Beneficial
                                          Owner or a Potential Beneficial
                                          Owner.  Similarly, any failure by a
                                          Broker-Dealer   to  submit   to  the
                                          Auction  Agent an  Order in  respect
                                          of  any  AMPS  held  by  it  or  its
                                          customers who are Beneficial Owners
                                          will be  treated in the  same manner
                                          as a  Beneficial Owner's  failure to
                                          submit   to  its   Broker-Dealer  an
                                          Order  in respect  of  AMPS held  by
                                          it,  as described  above.   Inasmuch
                                          as  a Broker-Dealer  participates in
                                          an Auction as an Existing Holder or
                                          a    Potential   Holder    only   to
                                          represent the interests of a
                                          Beneficial   Owner    or   Potential
                                          Beneficial Owner, whether it be its
                                          customers or itself, all discussion
                                          herein relating to the consequences
                                          of an  Auction for  Existing Holders
                                          and Potential Holders also applies
                                          to    the   underlying    beneficial
                                          ownership   interests    represented
                                          thereby.

                                          If  Sufficient  Clearing Bids  exist
                                          in an Auction (that is, in general,
                                          the   number  of   shares  of   AMPS
                                          subject to Bids by Potential
                                          Holders  with  rates   equal  to  or
                                          lower  than  the Maximum  Applicable
                                          Rate  is  at  least   equal  to  the
                                          number of shares of AMPS subject to
                                          Sell Orders by Existing Holders),
                                          the  Applicable  Rate  will  be  the
                                          lowest rate  per annum  specified in
                                          the  Submitted  Bids  which,  taking
                                          into  account  such rate  per  annum
                                          and  all lower  rates per  annum bid
                                          by  Existing  Holders and  Potential
                                          Holders,  would  result in  Existing
                                          Holders   and   Potential    Holders
                                          owning  all of  the  shares of  AMPS
                                          available for purchase in the
                                          Auction.    If  Sufficient  Clearing
                                          Bids  do  not  exist,  the  Dividend
                                          Period  next  following the  Auction
                                          automatically will be a 28-Day
                                          Dividend  Period  in   the  case  of
                                          Series  A AMPS,  and the  Applicable
                                          Rate will be the Maximum Applicable
                                          Rate,  and in  such event,  Existing
                                          Holders that have submitted Sell
                                          Orders will not  be able to  sell in
                                          the  Auction  all, and  may  not  be
                                          able  to  sell any,  shares  of AMPS
                                          subject to such Sell Orders.  Thus,
                                          under certain circumstances,
                                          Existing  Holders  and,  thus,   the
                                          Beneficial  Owners   they  represent
                                          may    not    have   liquidity    of
                                          investment.      If   all   Existing
                                          Holders  submit  (or are  deemed  to
                                          have  submitted) Hold  Orders in  an
                                          Auction,  the  Dividend Period  next
                                          following the Auction automatically
                                          shall  be  the same  length  as  the
                                          immediately    preceding    Dividend
                                          Period,  and  the  Applicable   Rate
                                          will be  59% of  the Reference  Rate
                                          (as defined under "Determination of
                                          Maximum Applicable Rates" above) in
                                          effect on the date of the Auction
                                          (or  90% of  such rate  if the  Fund
                                          has  provided  notification  to  the
                                          Auction Agent  prior to  the Auction
                                          establishing  the  Applicable   Rate
                                          for  any dividend  that net  capital
                                          gains or other taxable income will
                                          be  included  in  such  dividend  on
                                          shares of AMPS).

                                          The  Auction  Procedures  include  a
                                          pro  rata allocation  of shares  for
                                          purchase and sale, which may result
                                          in  an  Existing Holder  selling  or
                                          holding, or a Potential Holder
                                          purchasing,  a number  of shares  of
                                          AMPS  that is  less than  the number
                                          of shares  of AMPS specified  in its
                                          Order.  To the extent the
                                          allocation   has   this  result,   a
                                          Broker-Dealer  will  be required  to
                                          make     appropriate    pro     rata
                                          allocations among its customers and
                                          itself.

                                          A Sell Order  by an Existing  Holder
                                          will   constitute   an   irrevocable
                                          offer  to sell  the  shares of  AMPS
                                          subject  thereto, and  a Bid  placed
                                          by an Existing Holder also will
                                          constitute  an irrevocable  offer to
                                          sell  the  shares  of  AMPS  subject
                                          thereto  if   the  rate   per  annum
                                          specified in the Bid is higher than
                                          the  Applicable  Rate determined  in
                                          the  Auction,  in  each  case  at  a


                                          price  per share  equal to  $25,000.
                                          A Bid placed  by a Potential  Holder
                                          will   constitute   an   irrevocable
                                          offer to purchase the shares of
                                          AMPS  subject  thereto if  the  rate
                                          per annum  specified in such  Bid is
                                          less   than   or    equal   to   the
                                          Applicable  Rate  determined in  the
                                          Auction.    Settlement of  purchases
                                          and sales  will be made  on the next
                                          Business   Day   (also  a   Dividend
                                          Payment Date) after the Auction
                                          Date    through    the    Securities
                                          Depository.    Purchasers will  make
                                          payment through their Agent Members
                                          in same-day funds to the Securities
                                          Depository against delivery by
                                          book-entry to their Agent Members.
                                          The Securities Depository will make
                                          payment   to   the  sellers'   Agent
                                          Members   in  accordance   with  the
                                          Securities Depository's normal
                                          procedures,  which  now provide  for
                                          payment  in  same-day  funds.    See
                                          "Description of AMPS--The Auction".

  ASSET MAINTENANCE . . . . . . . . .     Under  the  Articles  Supplementary,
                                          the  Fund  must   maintain  (i)  S&P
                                          Eligible    Assets    and    Moody's
                                          Eligible Assets each having in the
                                          aggregate  a  Discounted  Value   at
                                          least  equal   to  the   AMPS  Basic
                                          Maintenance  Amount  and  (ii)  1940
                                          Act AMPS Asset Coverage of at least
                                          200%.   See  "Description of  AMPS--
                                          Asset Maintenance".

                                          The  Fund estimates  that, based  on
                                          the  anticipated composition  of its
                                          portfolio    and   current    market
                                          conditions,  1940  Act  AMPS   Asset
                                          Coverage with respect to shares of
                                          AMPS would be approximately ____%
                                          immediately  after  the issuance  of
                                          the  shares of  AMPS offered  hereby
                                          in     an    amount     representing
                                          approximately 35% of the Fund's
                                          capital.

                                          The Discount Factors and guidelines
                                          for   calculating   the   Discounted
                                          Value  of the  Fund's portfolio  for
                                          purposes of determining whether the
                                          AMPS  Basic  Maintenance Amount  has
                                          been     satisfied     have     been
                                          established  by Moody's  and S&P  in
                                          connection  with the  Fund's receipt
                                          of ratings on the shares of AMPS on
                                          their Date of Original Issue of
                                          "aaa"  from  Moody's  and  AAA  from
                                          S&P.  See "Investment Objective and
                                          Policies--Rating              Agency
                                          Guidelines".


  MANDATORY                               If   the   AMPS  Basic   Maintenance


  REDEMPTION  . . . . . . . . . . . .     Amount or  the 1940  Act AMPS  Asset
                                          Coverage   is   not  maintained   or
                                          restored as specified herein,
                                          shares of  AMPS will  be subject  to
                                          mandatory  redemption, out  of funds
                                          legally  available therefor,  at the
                                          Mandatory   Redemption    Price   of
                                          $25,000  per  share plus  an  amount
                                          equal to dividends thereon (whether
                                          or    not   earned    or   declared)
                                          accumulated but unpaid to the date
                                          fixed for redemption.  In addition,
                                          holders of  AMPS may be  entitled to
                                          receive Additional Dividends in the
                                          event of redemption of such AMPS to
                                          the  extent  provided herein.    See
                                          "Description  of   AMPS--Dividends--
                                          Additional Dividends".  Any such
                                          redemption  will be  limited to  the
                                          minimum  number  of shares  of  AMPS
                                          necessary to restore the AMPS Basic
                                          Maintenance Amount  or the  1940 Act
                                          AMPS  Asset  Coverage, as  the  case
                                          may be.  The Fund's ability to make
                                          such a mandatory redemption may be
                                          restricted by the provisions of the
                                          Investment Company  Act of  1940, as
                                          amended  (the  "1940   Act").    See
                                          "Description  of  AMPS--Redemption--
                                          Mandatory Redemption".

  OPTIONAL REDEMPTION . . . . . . . .     The  shares of  AMPS of  each series
                                          are redeemable at the option of the
                                          Fund, as a whole or in part, on any
                                          Dividend   Payment   Date    (except
                                          during  the Initial  Dividend Period
                                          or   a  Non-Call   Period)  at   the
                                          Optional    Redemption    Price   of
                                          $25,000  per share,  plus an  amount
                                          equal to dividends thereon (whether
                                          or not earned or declared)
                                          accumulated but  unpaid to  the date
                                          fixed   for   redemption  plus   the
                                          premium, if any, resulting from the
                                          designation   of   a  Premium   Call
                                          Period.  See  "Description of AMPS--
                                          Redemption--Optional    Redemption".
                                          In  addition, holders  of shares  of
                                          AMPS  may  be  entitled  to  receive
                                          Additional  Dividends  in the  event
                                          of redemption of such shares of
                                          AMPS to the  extent provided herein.

                                          See    "Description     of    AMPS--
                                          Dividends--Additional Dividends".


  LIQUIDATION                             The  liquidation preference  of each
  PREFERENCE  . . . . . . . . . . . .     share of AMPS will be $25,000, plus
                                          an amount  equal to  accumulated but
                                          unpaid  dividends  (whether  or  not
                                          earned or declared).  See
                                          "Description  of   AMPS--Liquidation
                                          Rights".  In  addition,  holders  of
                                          AMPS  may  be  entitled  to  receive
                                          Additional Dividends in the event


                                          of the  liquidation of  the Fund  as
                                          provided  herein.   See "Description
                                          of       AMPS--Dividends--Additional
                                          Dividends".

  RATINGS . . . . . . . . . . . . . .     It is a condition to their issuance
                                          that  the  AMPS  be  issued  with  a
                                          rating  of  "aaa" from  Moody's  and
                                          AAA from S&P.

  SPECIAL CONSIDERATIONS                  The Fund has  registered as a  "non-
  AND RISK FACTORS  . . . . . . . . .     diversified"  investment company  so
                                          that it will be able to invest more
                                          than  5%  of   its  assets  in   the
                                          obligations  of  any single  issuer,
                                          subject to the diversification
                                          requirements of Subchapter M of the
                                          Internal  Revenue Code  of 1986,  as
                                          amended (the "Code"), applicable to
                                          the  Fund.    Since  the   Fund  may
                                          invest a relatively high percentage
                                          of its assets in the obligations of
                                          a  limited  number of  issuers,  the
                                          Fund may be more susceptible than a
                                          more widely-diversified fund to any
                                          single   economic,   political    or
                                          regulatory occurrence.

                                          The Fund intends to invest at least
                                          75%   of   its   total   assets   in
                                          municipal   obligations   that   are
                                          rated in the investment grade
                                          rating  categories  by  Standard   &
                                          Poor's   Ratings    Group   ("S&P"),
                                          Moody's   Investors   Service,  Inc.
                                          ("Moody's") or Fitch Investors
                                          Service, Inc.  ("Fitch") or,  if not
                                          rated,  are  considered   to  be  of
                                          comparable     quality    by     the
                                          Investment Adviser.  Obligations
                                          rated  in  the  lowest   investment-
                                          grade    category    have    certain
                                          speculative         characteristics.
                                          Additionally,  the  Fund may  invest
                                          up to 25% of its total assets in
                                          municipal   obligations  which   are
                                          rated below investment grade or, if
                                          not   rated,   considered   by   the
                                          Investment   Adviser   to   be    of
                                          comparable    quality.         These
                                          securities    are     regarded    as
                                          predominantly speculative and
                                          investments  therein  entail certain
                                          risks.    See "Investment  Objective
                                          and Policies".  The Fund may invest
                                          in  certain  tax-exempt   securities
                                          classified as "private activity
                                          bonds"  that  may  subject   certain
                                          investors   in  the   Fund  to   the
                                          alternative   minimum   tax.     See
                                          "Taxes--General".

                                          In  order to  seek to  hedge various
                                          portfolio  positions  or to  enhance
                                          its return, the  Fund may invest  in
                                          certain  instruments  which  may  be


                                          characterized    as     derivatives.
                                          These  investments  include  various
                                          types  of  options transactions  and
                                          futures and  options thereon.   Such
                                          investments  also  may  consist   of
                                          non-municipal tax-exempt securities
                                          and    securities   the    potential
                                          investment return on which is based
                                          on   the   change   in    particular
                                          measurements of value or interest
                                          rates    ("indexed     securities"),
                                          including  securities the  potential
                                          investment   return   on  which   is
                                          inversely related to a change in
                                          particular measurements of value or
                                          interest       rates       ("inverse
                                          securities").  The Fund has express
                                          limitations  on  the  percentage  of
                                          its assets that may be committed to
                                          certain of such investments.  Other
                                          of such investments have no express
                                          quantitative  limitations,  although
                                          they may be made solely for hedging
                                          purposes,  not for  speculation, and
                                          may    in    some   cases    require
                                          limitations  as   to  the   type  of
                                          permissible counter-party to the
                                          transaction.       Investments    in
                                          indexed    securities,     including
                                          inverse   securities,  subject   the
                                          Fund  to the  risks associated  with
                                          changes in the particular indices,
                                          which   may   include   reduced   or
                                          eliminated  interest   payments  and
                                          losses   of   invested    principal.
                                          Derivative instruments may have
                                          certain  characteristics which  have
                                          a  similar effect  on the  return to
                                          Common   Stock   investors  as   the
                                          leveraging of the Fund's portfolio;
                                          however, certain derivative
                                          investments will  not be  taken into
                                          account for purposes of calculating
                                          the  percentage of  leverage of  the
                                          Fund's  portfolio.   For  a  further
                                          discussion of the risks associated
                                          with  derivative  investments,   see
                                          "Investment      Objective       and
                                          Policies",   "Investment   Objective
                                          and Policies--Other Investment
                                          Policies--Indexed    and     Inverse
                                          Floating   Obligations",  "--   Call
                                          Rights"  and  "Investment  Objective
                                          and  Policies--Options  and  Futures
                                          Transactions".

                                          Subject     to    its     investment
                                          restrictions,     the    Fund     is
                                          authorized to engage in options and
                                          futures  transactions  on  exchanges
                                          and in the over-the-counter markets
                                          ("OTC    options")    for    hedging
                                          purposes with certain specified
                                          entities  meeting  the  criteria  of
                                          the   Fund.     These   transactions
                                          involve certain risk
                                          considerations.       These    risks
                                          include   the   risk  of   imperfect
                                          correlation  in  movements  in   the
                                          price of futures contracts and
                                          movements  in   the  price   of  the
                                          security  which  is the  subject  of
                                          the  hedge  and   the  inability  to
                                          close  futures  transactions   under
                                          certain conditions.  Options
                                          transactions  involve the  potential
                                          loss  of the  opportunity to  profit
                                          from  any  price   increase  in  the
                                          underlying   security    above   the
                                          option   exercise   price   or   the
                                          potential loss  of the  premium paid
                                          for  the  option.   Because  of  the
                                          anticipated leveraged nature of the
                                          Common Stock, hedging transactions
                                          will result  in a  larger impact  on
                                          the  net asset  value of  the Common
                                          Stock than would be the case if the
                                          Common  Stock  were  not  leveraged.
                                          OTC options and assets used to
                                          cover  OTC  options written  by  the
                                          Fund are considered by the staff of
                                          the    Securities    and    Exchange
                                          Commission to be illiquid.  The
                                          illiquidity   of  such   options  or
                                          assets  may  prevent  a   successful
                                          sale  of  such  options  or  assets,
                                          result  in  a  delay   of  sale,  or
                                          reduce the  amount of  proceeds that
                                          might  be otherwise  realized.   See
                                          "Investment Objective  and Policies-
                                          -Options and Futures  Transactions".

                                          The  Fund   intends  to   apply  for
                                          ratings of the Preferred Stock from
                                          one  or  more nationally  recognized
                                          rating organizations.   In  order to
                                          obtain these  ratings, the  Fund may
                                          be  required  to  limit  its  use of
                                          hedging techniques in accordance
                                          with  the  specified  guidelines  of
                                          such rating organizations.

                                          The    Fund's    Charter    includes
                                          provisions   that  could   have  the
                                          effect  of limiting  the ability  of
                                          other entities or persons to
                                          acquire  control of  the Fund  or to
                                          change the composition of its Board
                                          of  Directors  and  could  have  the
                                          effect of depriving shareholders of
                                          an opportunity to sell their shares
                                          at a premium over prevailing market
                                          prices   by  discouraging   a  third
                                          party   from   seeking   to   obtain
                                          control of the Fund.  See
                                          "Description   of  Capital   Stock--
                                          Certain Provisions of the Charter".

                                          For so  long as  any shares of  AMPS
                                          are rated by Moody's, the Fund will
                                          not  buy or  sell financial  futures
                                          contracts,  write, purchase  or sell
                                          call options on financial futures
                                          contracts  or  purchase put  options
                                          on  financial  futures contracts  or
                                          write  call options  (except covered
                                          call    options)     on    portfolio
                                          securities unless it receives
                                          written  confirmation  from  Moody's
                                          that  engaging in  such transactions
                                          would  not impair  the ratings  then
                                          assigned  to the  shares of  AMPS by
                                          Moody's,  except that  the Fund  may
                                          engage in Moody's Hedging
                                          Transactions    subject    to    the
                                          limitations  described herein.   For
                                          so long  as any shares  of AMPS  are
                                          rated by S&P, the Fund will not
                                          purchase or sell financial futures
                                          contracts,  write, purchase  or sell
                                          options    on   financial    futures
                                          contracts   or  write   put  options
                                          (except  covered  put  options)   or
                                          call  options  (except covered  call
                                          options)  on   portfolio  securities
                                          unless    it    receives     written
                                          confirmation from S&P that engaging
                                          in   such   transactions  will   not
                                          impair the ratings then assigned to
                                          the  shares of  AMPS by  S&P, except
                                          that  the  Fund may  engage  in  S&P
                                          Hedging Transactions subject to the
                                          limitations described herein.  See
                                          "Investment Objective  and Policies-
                                          -Rating  Agency Guidelines"  and "--
                                          Options and Futures Transactions".

                                          There  are  a   number  of  specific
                                          factors  investors  in  AMPS  should
                                          consider.

                                          --   The credit  ratings of the  AMPS
                                               could   be   reduced  while   an
                                               investor holds the AMPS.

                                          --   Neither  Broker-Dealers nor  the
                                               Fund  are obligated  to purchase
                                               shares of AMPS in an Auction or
                                          otherwise nor  is the  Fund required
                                          to  redeem  shares  of AMPS  in  the
                                          event of a failed Auction.

                                          --   If in an Auction for the AMPS
                                          Sufficient  Clearing  Bids  do   not
                                          exist  the Applicable  Rate will  be
                                          the Maximum Applicable Rate, and in
                                          such  event, Beneficial  Owners that
                                          have submitted Sell Orders will not
                                          be able to sell in the Auction all,
                                          and  may not  be able  to sell  any,
                                          shares of AMPS subject to such Sell
                                          Orders.  Thus, under certain
                                          circumstances,   Beneficial   Owners
                                          may    not    have   liquidity    of
                                          investment.

                                          The    Broker-Dealers   intend    to
                                          maintain a secondary trading market
                                          in  the  AMPS outside  of  Auctions;
                                          however, they have no obligation to
                                          do so and there can be no assurance
                                          that a secondary market for the
                                          AMPS  will develop  or,  if it  does
                                          develop,   that   it  will   provide
                                          holders   with   a  liquid   trading
                                          market  (i.e.,  trading will  depend
                                          on  the presence  of willing  buyers
                                          and  sellers and  the trading  price
                                          is  subject   to  variables   to  be
                                          determined at the time of the trade
                                          by the Broker-Dealers).  The AMPS
                                          will not be registered on any stock
                                          exchange   or   on   the    National
                                          Association  of  Securities  Dealers
                                          Automated Quotation system.  An
                                          increase  in the  level of  interest
                                          rates  likely will  have an  adverse
                                          effect   on  the   secondary  market
                                          price  of  the AMPS,  and  a selling
                                          shareholder may sell AMPS between
                                          Auctions  at a  price  per share  of
                                          less than $25,000.

  VOTING RIGHTS . . . . . . . . . . .     The  1940  Act   requires  that  the
                                          holders  of   AMPS  and   any  other
                                          Preferred   Stock,   voting   as   a
                                          separate  class, have  the right  to
                                          elect at least two directors at all
                                          times  and to  elect  a majority  of
                                          the directors  at any time  when two
                                          years' dividends on the AMPS or any
                                          other Preferred Stock are unpaid.
                                          The holders  of AMPS  and any  other
                                          Preferred  Stock  will   vote  as  a
                                          separate  class  on  certain   other
                                          matters as required under the
                                          Fund's  Charter  and the  1940  Act.
                                          See  "Description   of  AMPS--Voting
                                          Rights" and "Description of Capital
                                          Stock--Certain  Provisions  of   the
                                          Charter".

                                   THE FUND

        Merrill Lynch Municipal Strategy Fund, Inc. (the "Fund") is a recently organized, continuously offered, non-diversified, closed-end management investment company. The Fund was incorporated under the laws of the State of Maryland on July 13, 1994, and has registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's principal office is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its telephone number is (609) 282-2800.

        The Fund commenced operations on November 3, 1995 upon the closing of the subscription offering of 4,819,625 shares of its Common Stock. The proceeds of such offering were $48,196,245 prior to the payment of organizational and offering expenses. The Fund expects to engage in a continuous offering of its Common Stock at a price equal to the next determined net asset value per share.

                               USE OF PROCEEDS


        Assuming that all shares of Series A AMPS currently registered are sold, it is estimated that the net proceeds of this offering will be $______ after payment of offering expenses estimated to be $__________.

        The net proceeds of the offering will be invested in accordance with the Fund's investment objective and policies during a period estimated not to exceed three months from the offer and sale of such shares of AMPS depending on market conditions and the availability of appropriate securities. Pending such investment, it is anticipated that the proceeds will be invested in short-term tax-exempt securities. See "Investment Objective and Policies".

                                CAPITALIZATION

        The following table sets forth the unaudited capitalization of the Fund as of November ___, 1995 and as adjusted to give effect to the issuance of the shares of AMPS offered hereby in an amount representing approximately 35% of the Fund's capital.



















































                                                                      Actual            As Adjusted
Shareholders' equity:
Capital Stock (200,000,000 shares authorized)
    Preferred Stock, par value $.10 per share (no shares
         issued; ____ shares of AMPS issued and outstanding, as
                                                                                         $
         adjusted, at $25,000 per share liquidation preference) .
    Common Stock, par value $.10 per share (_______ shares
                                                                      $
         issued and outstanding)  . . . . . . . . . . . . . . . .
    Capital in excess of par value attributable to Common
    Stock   . . . . . . . . . . . . . . . . . . . . . . . . . . .
    Undistributed investment income--net  . . . . . . . . . . . .
    Unrealized appreciation on investments--net   . . . . . . . .
    Net assets  . . . . . . . . . . . . . . . . . . . . . . . . .     $                  $


                            PORTFOLIO COMPOSITION

        As of November __, 1995, approximately ___% of the market value of the Fund's portfolio was invested in long-term municipal obligations and approximately ____% of the market value of the Fund's portfolio was invested in short-term municipal obligations. The following table sets forth certain information with respect to the composition of the Fund's long-term municipal obligation investment portfolio as of November __, 1995.























































                                                                       Value
                                                Number of
    S&P*                  Moody's*                                 (in thousands)           Percent
                                                  Issues
    AAA                     Aaa                      --              $      --                   -- %
     AA                      Aa                      --                     --                   --
     A                       A                       --                     --                   --
    BBB                     Baa                      --                     --                   --
     BB                      Ba                      --                     --                   --
     B                       B                       --                     --                   --
    CCC                     Caa                      --                     --                   --
     CC                      Ca                      --                     --                   --
     C                       C
            Total . . . . . . . . . . . . . . .      --              $      --                100.0 %


(table continued)
                                                                       Value
                                                Number of
    S&P*                  Moody's*                                 (in thousands)           Percent
                                                  Issues
    AAA                     Aaa                      --              $      --                   -- %
     AA                      Aa                      --                     --                   --
     A                       A                       --                     --                   --
    BBB                     Baa                      --                     --                   --
     BB                      Ba                      --                     --                   --
     B                       B                       --                     --                   --
    CCC                     Caa                      --                     --                   --
     CC                      Ca                      --                     --                   --
     C                       C
            Total . . . . . . . . . . . . . . .      --              $      --                100.0 %





























*   Ratings:   Using the  higher of  S&P's or Moody's  ratings on  the Fund's
    municipal  obligations.    See  "Schedule of  Investments".    S&P rating
    categories may be modified further by a plus (+) or minus (-) in AA, A, BBB, BB, B and C ratings. Moody's rating categories may be modified further by a 1, 2 or 3 in Aa, A, Baa, Ba and B ratings.


                      INVESTMENT OBJECTIVE AND POLICIES

        The investment objective of the Fund is to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes The investment objective of the Fund is a fundamental policy that may not be changed without a vote of a majority of the Fund's outstanding voting securities, as defined below under "Investment Restrictions". There can be no assurance that the investment objective of the Fund will be realized. At times the Fund may seek to hedge its portfolio through the use of futures transactions and options to reduce volatility in the net asset value of its shares of Common Stock.

        The Fund, at all times, except during interim and temporary periods as discussed below, will invest at least 80% of its total assets in a portfolio of obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities paying interest which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes ("Municipal Bonds"). The Fund, at all times, except during temporary periods, will maintain at least 75% of its total assets in Municipal Bonds rated investment grade by a nationally recognized statistical rating organization or, if unrated, are considered to be of comparable quality by the Investment Adviser. Additionally, the Fund may invest up to 25% of its total assets in Municipal Bonds which are rated below investment grade by a nationally recognized statistical rating organization or, if unrated, are considered to be of comparable quality by the Investment Adviser. Such lower quality Municipal Bonds are frequently traded only in markets where the number of potential purchasers and sellers, if any, is very limited. The Fund may invest in certain tax-exempt securities classified as "private activity bonds" (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The Fund will not invest more than 25% of its total assets (taken at market value) in Municipal Bonds whose issuers are located in the same state.

    The Fund also may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund nevertheless believes such securities to be exempt from Federal income taxation ("Non-Municipal Tax-Exempt Securities"). Non-Municipal Tax-Exempt Securities may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the 1940 Act. Other Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interests in one or more long-term Municipal Bonds. Certain Non-Municipal Tax-Exempt Securities may be characterized as derivative instruments. Non-Municipal Tax-Exempt Securities will be considered "Municipal Bonds" for purposes of the Fund's investment objective and policies.





        Investment in shares of Common Stock of the Fund offers several benefits. The Fund offers investors the opportunity to receive income exempt from Federal income taxes by investing in a professionally managed portfolio comprised primarily of investment grade Municipal Bonds. The Fund also relieves the investor of the burdensome administrative details involved in managing a portfolio of Municipal Bonds. Additionally, the Investment Adviser seeks to enhance the yield on the Common Stock by leveraging the
Fund's capital structure through the issuance of Preferred Stock. The benefits are at least partially offset by the expenses involved in operating an investment company. Such expenses primarily consist of the advisory fee, administrative fee and operational costs. Additionally, the use of leverage involves certain expenses and special risk considerations. See "Risks and Special Considerations of Leverage".

        The investment grade Municipal Bonds in which the Fund will invest are those Municipal Bonds rated at the date of purchase in the four highest rating categories of Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch Investors Service, Inc. ("Fitch") or, if unrated, are considered to be of comparable quality by the Investment Adviser. In the case of long-term debt, the investment grade rating categories are AAA through BBB for S&P, Aaa through Baa for Moody's and AAA through BBB for Fitch. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-3 for S&P, MIG-1 through MIG-4 for Moody's and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody's and F-1+ through F-3 for Fitch. Obligations ranked in the fourth highest rating category (BBB, SP-3 and A-3 for S&P; Baa, MIG-4 and Prime-3 for Moody's; and BBB, F-3 and F-3 for Fitch), while considered "investment grade," have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. See Appendix A to this Prospectus for a description of S&P's, Moody's and Fitch's ratings of Municipal Bonds. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Investment Adviser will take into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution which provided such credit enhancement.

        As noted above, the Fund may invest up to 25% of its assets in Municipal Bonds which are rated below investment grade or, if unrated, are considered to be of comparable quality by the Investment Adviser. These high yield bonds are commonly referred to as "junk bonds" and are regarded as predominantly speculative as to the issuer's ability to make payments of principal and interest. Consequently, although such bonds can be expected to provide higher yields, they may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated fixed income securities. Such securities are particularly vulnerable to adverse changes in the issuer's industry and in general economic conditions. Issuers of high yield bonds may be highly leveraged and may not have available to them more traditional methods of financing. The risk of loss due to default by the issuer is significantly greater for the holders of these bonds because such securities may be unsecured and may be subordinated to other creditors of the issuer. In addition, while the high yield bonds in which the Fund may invest normally will not include securities which, at the time of investment, are in default or the issuers of which are in bankruptcy, there can be no assurance that such events will not occur after the Fund purchases a particular security, in which case the Fund may experience losses and incur costs.

        High yield bonds frequently have call or redemption features that permit an issuer to repurchase such bond from the Fund, which may decrease the net investment income to the Fund and dividends to shareholders in the event that the Fund is required to replace a called security with a lower yielding security. The Fund may have difficulty disposing of certain high yield bonds because there may be a thin trading market for such securities. Reduced secondary market liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. In addition, market quotations are generally available on many high yield bond issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

        Certain Municipal Bonds may be entitled to the benefits of letters of credit or similar credit enhancements issued by financial institutions. In such instances, the Board of Directors and the Investment Adviser will take into account in assessing the quality of such bonds not only the creditworthiness of the issuer of such bonds but also the creditworthiness of the financial institutions.

        The  Fund's  investments   may  also  include  variable  rate  demand
obligations ("VRDOs") and VRDOs in the form of participation interests ("Participating VRDOs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank. The VRDOs in which the Fund will invest are tax-exempt obligations in the opinion of counsel to the issuer which contain a floating or variable interest rate adjustment formula and an unconditional right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest on a short notice period not to exceed seven days. Participating VRDOs provide the Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution on a specified number of days' notice, not to exceed seven days. There is, however, the possibility that because of default or insolvency, the demand feature of VRDOs or Participating VRDOs may not be honored. The Fund has been advised by its counsel that the Fund should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations.

        The average maturity of the Fund's portfolio securities will vary based upon the Investment Adviser's assessment of economic and market conditions. The net asset value of the shares of common stock of a closed-end investment company, such as the Fund, which invests primarily in fixed-income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can be expected to decline. Prices of longer-term securities generally fluctuate more in response to interest rate changes than do short-term or medium-term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, as proposed for the Fund. See "Risks and Special Considerations of Leverage".

        The Fund intends to invest primarily in long-term Municipal Bonds with a maturity of more than ten years. Also, the Fund may invest in intermediate-term Municipal Bonds with a maturity of between three and ten years. The Fund may invest in short-term, tax-exempt securities, short-term U.S. Government securities, repurchase agreements or cash. Such short-term securities or cash will not exceed 20% of its total assets except during interim periods pending investment of the net proceeds of public offerings of the Fund's securities or in anticipation of the repurchase or redemption of the Fund's securities and temporary periods when, in the opinion of the Investment Adviser, prevailing market or economic conditions warrant. The Fund does not ordinarily intend to realize significant interest income not exempt from Federal income tax.

        The Fund is classified as non-diversified within the meaning of the 1940 Act, which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer.


However, the Fund's investments will be limited so as to qualify the Fund for the special tax treatment afforded regulated investment companies under the Code. See "Taxes". To qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities (other than
U.S. Government securities) of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities (other than U.S. Government securities) of a single issuer. A fund which elects to be classified as "diversified" under the 1940 Act must satisfy the foregoing 5% requirement with respect to 75% of its total assets. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund's yield may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

DESCRIPTION OF MUNICIPAL BONDS

        Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refinancing of outstanding obligations and obtaining of funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to finance various privately operated facilities, including pollution control facilities. For purposes of this Prospectus, such obligations are Municipal Bonds if the interest paid thereon is exempt from Federal income tax, even though such bonds may be "private activity bonds" as discussed below. Also, for purposes of this Prospectus, Non-Municipal Tax-Exempt Securities as discussed above will be considered Municipal Bonds.

        The two principal classifications of Municipal Bonds are "general obligation" bonds and "revenue" or "special obligation" bonds. General obligation bonds are secured by the issuer's pledge of faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Industrial development bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The repayment of the principal and payment of the interest on such industrial development bonds depends solely on the ability of the user of the facility financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Municipal Bonds may also include "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

        The Fund may purchase Municipal Bonds classified as "private activity bonds" (in general, bonds that benefit non-governmental entities). Interest received on certain tax-exempt securities which are classified as "private activity bonds" may subject certain investors in the Fund to an alternative minimum tax. There is no limitation on the percentage of the Fund's assets that may be invested in Municipal Bonds which may subject certain investors to an alternative minimum tax. See "Taxes--General". Also included within the general category of Municipal Bonds are participation certificates issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The certificates represent participation in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively referred to as "lease obligations") relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer's unlimited taxing power is pledged, a lease obligation frequently is backed by the issuer's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional securities.

        Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a Federal income tax exemption. As a result, this legislation and legislation which may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

OTHER INVESTMENT POLICIES

        The Fund has adopted certain other policies as set forth below:

        Borrowings. The Fund is authorized to borrow money in amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that the Fund is authorized to borrow moneys in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings to finance the repurchase of its own Common Stock pursuant to tender offers or otherwise, to redeem or repurchase AMPS or for temporary, extraordinary or emergency purposes. Borrowings by the Fund (commonly known as

"leveraging") create an opportunity for greater total return since the Fund will not be required to sell portfolio securities to purchase tendered shares but, at the same time, increase exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds. For so long as shares of AMPS are rated by Moody's or S&P, unless it receives written confirmation from S&P or Moody's, as the case may be, that such action would not impair the ratings then assigned to the shares of AMPS by Moody's or S&P, the Fund will not borrow moneys except for the purpose of clearing portfolio securities transactions (which borrowings under any circumstances shall be limited to the lesser of $10 million and an amount equal to 5% of the market value of the Fund's assets at the time of such borrowings and which borrowings shall be repaid within 60 days and not be extended or renewed).

        When-Issued Securities and Delayed Delivery Transactions. The Fund may purchase or sell Municipal Bonds on a delayed delivery basis or on a when-issued basis at fixed purchase or sale terms. These transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future. The purchase will be recorded on the date the Fund enters into the commitment, and the value of the obligation will thereafter be reflected in the calculation of the Fund's net asset value. The value of the obligation on the delivery day may be more or less than its purchase price. A separate account of the Fund will be established with its custodian consisting of cash, cash equivalents or liquid Municipal Bonds having a market value at all times at least equal to the amount of the commitment.

        Indexed and Inverse Floating Obligations. The Fund may invest in Municipal Bonds the return on which is based on a particular index of value or interest rates. For example, the Fund may invest in Municipal Bonds that pay interest based on an index of Municipal Bond interest rates. The principal amount payable upon maturity of certain Municipal Bonds also may be based on the value of an index. To the extent the Fund invests in these types of Municipal Bonds, the Fund's return on such Municipal Bonds will be subject to risk with respect to the value of the particular index. Also, the Fund may invest in so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically vary inversely with a short-term floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). The Fund may purchase in the secondary market synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, interest rates on inverse floating rate bonds will decrease when short-term rates increase, and will increase when short-term rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate which is a multiple
(typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities.
To seek to limit the volatility of these securities, the Fund may purchase inverse floating obligations with shorter-term maturities or which contain limitations on the extent to which the interest rate may vary. The Investment Adviser believes that indexed and inverse floating obligations represent a flexible portfolio management instrument for the Fund which allows the Investment Adviser to vary the degree of investment leverage relatively efficiently under different market conditions. The Fund will not invest more than 10% of its total assets in inverse floating obligations and residual interest bonds.

        Call Rights. The Fund may purchase a Municipal Bond issuer's right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a "Call Right"). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to the maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to holding a Municipal Bond as a non-callable security.

        Repurchase Agreements. The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the seller agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. The Fund may not invest in repurchase agreements maturing in more than seven days if such investments, together with all other illiquid investments, would exceed 15% of the Fund's net assets. In the event of default by the seller under a repurchase agreement, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the underlying securities.

        In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities "sold". Therefore, amounts earned under such agreements will not be considered tax-exempt interest.


RATING AGENCY GUIDELINES

        Certain of the capitalized terms used herein are defined in the Glossary that appears at the end of this Prospectus.

        The Fund intends that, so long as shares of AMPS are outstanding, the composition of its portfolio will reflect guidelines established by Moody's and S&P in connection with the Fund's receipt of a rating for such s-hares on their Date of Original Issue of at least "aaa" from Moody's and AAA from S&P. Moody's and S&P, nationally recognized statistical rating organizations, issue ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines described below have been developed by Moody's and S&P in connection with issuances of asset-backed and similar securities, including debt obligations and variable rate Preferred Stock, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or Preferred Stock will be varied sufficiently and will be of sufficient quality and amount to justify investment-grade ratings. The guidelines do not have the force of law but have been adopted by the Fund in order to satisfy current requirements necessary for Moody's and S&P to issue the above-described ratings for shares of AMPS, which ratings generally are relied upon by institutional investors in purchasing such securities. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. See "Description of AMPS--Asset Maintenance".

        The Fund intends to maintain a Discounted Value for its portfolio at least equal to the AMPS Basic Maintenance Amount and to maintain the Minimum Liquidity Level. Moody's and S&P each has established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such rating agency). The Moody's and S&P guidelines do not impose any limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio.

        Upon any failure to maintain the required Discounted Value, the Fund will seek to alter the composition of its portfolio to reattain a Discounted Value at least equal to the AMPS Basic Maintenance Amount on or prior to the AMPS Basic Maintenance Cure Date, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities. To the extent any such failure is not cured in a timely manner, shares of AMPS will be subject to redemption. See "Description of AMPS--Asset Maintenance" and "Description of AMPS-- Redemption". The AMPS Basic Maintenance Amount includes the sum of (i) the aggregate liquidation value of AMPS then outstanding and (ii) certain accrued and projected payment obligations of the Fund. See "Description of AMPS-- Asset Maintenance".

        The Fund may, but is not required to, adopt any modifications to these guidelines that hereafter may be established by Moody's or S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the shares of AMPS, at any time, may change or withdraw any such rating. As set forth in the Articles Supplementary, the Board of Directors, without shareholder approval, may modify certain definitions or restrictions which have been adopted by the Fund pursuant to the rating agency guidelines, provided the Board of Directors has obtained written confirmation from Moody's and S&P that any such change would not impair the ratings then assigned by Moody's and S&P to the AMPS.

        As recently described by Moody's and S&P, a Preferred Stock rating is an assessment of the capacity and willingness of an issuer to pay Preferred Stock obligations. The ratings on the AMPS are not recommendations to purchase, hold or sell shares of AMPS, inasmuch as the ratings do not comment as to market price or suitability for a particular investor, nor do the rating agency guidelines described above address the likelihood that a holder of shares of AMPS will be able to sell such shares in an Auction. The ratings are based on current information furnished to Moody's and S&P by the Fund and the Investment Adviser and information


obtained  from other  sources.   The  ratings  may be  changed,  suspended or
withdrawn as a result of changes in, or the unavailability of, such information. The Common Stock has not been rated by a nationally recognized statistical rating organization.

        S&P AAA Rating Guidelines. The Discounted Value of the Fund's S&P Eligible Assets is calculated on each Valuation Date. See "Description of AMPS--Asset Maintenance--AMPS Basic Maintenance Amount". S&P Eligible Assets include cash, Receivables for Municipal Bonds Sold (as defined below)
and Municipal Bonds eligible for consideration under S&P's current guidelines. For purposes of calculating the Discounted Value of the Fund's portfolio under current S&P guidelines, the fair market value of Municipal Bonds eligible for consideration under such guidelines must be discounted by the applicable S&P Discount Factor set forth in the table below. The Discounted Value of a Municipal Bond eligible for consideration under S&P guidelines is the fair market value thereof divided by the S&P Discount Factor. The S&P Discount Factor used to discount a particular Municipal Bond will be determined by reference to (a) the rating by S&P or Moody's on such Municipal Bond and (b) the S&P Exposure Period. The S&P Exposure Period is the maximum period of time following a Valuation Date, including the Valuation Date and the AMPS Basic Maintenance Cure Date, that the Fund has to cure any failure to maintain, as of such Valuation Date, a Discounted Value for its portfolio at least equal to the AMPS Basic Maintenance Amount.

        S&P Discount Factors applicable to Municipal Bonds for a range of S&P Exposure Periods are set forth below:










































                                                         S&P Discount Factors
                                                            Rating Category
                     Exposure                           AA     AA     A     BB

                      40 Business Days . . . . . .       19%    19%   21%   25%
                                                          0      5     0     0
                      22 Business Days . . . . . .       17     17    19    23
                                                          0      5     0     0

                      10 Business Days . . . . . .       15     16    17    21
                                                          5      0     5     5
                       7 Business Days . . . . . .       15     15    17    21
                                                          0      5     0     0
                       3 Business Days . . . . . .       13     13    15    19
                                                          0      5     0     0







































        Since the S&P Exposure Period currently applicable to the Fund is seven Business Days, the S&P Discount Factors currently applicable to Municipal Bonds eligible for consideration under S&P guidelines will be determined by reference to the factors set forth opposite the exposure period line entitled "7 Business Days". Notwithstanding the foregoing, (i) the S&P Discount Factor for short-term Municipal Bonds will be 115%, so long as such Municipal Bonds are rated A-1+ or SP-1+ by S&P and mature or have a demand feature exercisable in 30 days or less, or 125% if such Municipal Bonds are not rated by S&P but are rated VMIG-1, P-1 or MIG-1 by Moody's; provided, however, such short-term Municipal Bonds rated by Moody's but not rated by S&P having a demand feature exercisable in 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution having a short-term rating of at least A-1+ from S&P; and further provided that such short-term Municipal Bonds rated by Moody's but not rated by S&P may comprise no more than 50% of short-term Municipal Bonds that qualify as S&P Eligible Assets and (ii) no S&P Discount Factor will be applied to cash or to Receivables for Municipal Bonds Sold. "Receivables for Municipal Bonds Sold," for purposes of calculating S&P Eligible Assets as of any Valuation Date, means the book value of receivables for Municipal Bonds sold as of or prior to such Valuation Date if such receivables are due within five Business Days of such Valuation Date. The Fund may adopt S&P Discount Factors for Municipal Bonds other than Municipal Bonds provided that S&P advises the Fund in writing that such action will not adversely affect its then current rating on the AMPS. Also, for purposes of the foregoing, Anticipation Notes rated SP-1+ or, if not rated by S&P, rated VMIG-1 by Moody's, which do not mature or have a demand feature exercisable in 30 days and which do not have a long-term rating, shall be considered to be short-term Municipal Bonds.

        The S&P guidelines require certain minimum issue size and geographical diversification and impose other requirements for purposes of determining S&P Eligible Assets. In order to be considered S&P Eligible Assets, Municipal Bonds must:

             (i) Be interest bearing and pay interest at least semi-annually,

             (ii) Be payable with respect to principal and interest in U.S. dollars;

             (iii) Be publicly rated BBB or higher by S&P or, except in the case of Anticipation Notes that are grant anticipation notes or bond anticipation notes which must be rated by S&P to be included in S&P Eligible Assets, if not rated by S&P but rated by Moody's, be rated at least A by Moody's (provided that such Moody's-rated Municipal Bonds will be included in S&P Eligible Assets only to the extent the fair market value of such Municipal Bonds does not exceed 50% of the aggregate fair market value of the S&P Eligible Assets. For purposes of determining the S&P Discount Factors applicable to any such Moody's-rated Municipal Bonds, such Municipal Bonds will be deemed to have an S&P rating which is one full rating category lower than its Moody's rating);

             (iv) Not be subject to a covered call or covered put option written by the Fund;

             (v) Not be part of a private placement of Municipal Bonds; and

             (vi) Be part of an issue with an original issue size of at least $20 million or, if of an issue with an original issue size below $20 million (but in no event below $10 million), be issued by an issuer with a total of at least $50 million of securities outstanding.

Notwithstanding the foregoing:


             (i) Municipal Bonds of any one issuer or guarantor (excluding bond insurers) will be considered S&P Eligible Assets only to the extent the fair market value of such Bonds does not exceed 10% of the aggregate fair market value of the S&P Eligible Assets, provided that 2% is added to the applicable S&P Discount Factor for every 1% by which the fair market value of such Municipal Bonds exceeds 5% of the aggregate fair market value of the S&P Eligible Assets;

             (ii) Municipal Bonds guaranteed or insured by any one bond insurer will be considered S&P Eligible Assets only to the extent the fair market value of such Municipal Bonds does not exceed 25% of the aggregate fair market value of the S&P Eligible Assets; and

             (iii) Municipal Bonds issued by issuers in any one state or territory will be considered S&P Eligible Assets only to the extent the fair market value of such Municipal Bonds does not exceed 20% of the aggregate fair market value of S&P Eligible Assets.

        The Fund may include Municipal Bonds as S&P Eligible Assets pursuant to guidelines and restrictions to be established by S&P, provided that S&P advises the Fund in writing that such action will not adversely affect its then current rating on the AMPS.

        As discussed above, the Fund may engage in options or futures transactions. For so long as any shares of AMPS are rated by S&P, the Fund will not purchase or sell financial futures contracts, write, purchase or sell options on financial futures contracts or write put options (except covered put options) or call options (except covered call options) on portfolio securities unless it receives written confirmation from S&P that engaging in such transactions will not impair the ratings then assigned to the shares of AMPS by S&P, except that the Fund may purchase or sell financial futures contracts based on the Bond Buyer Municipal Bond Index (the "Municipal Index") or United States Treasury Bonds or Notes ("Treasury Bonds") and write, purchase or sell put and call options on such contracts (collectively "S&P Hedging Transactions"), subject to the following limitations:

             (i) the Fund will not engage in any S&P Hedging Transaction based on the Municipal Index (other than transactions which terminate a financial futures contract or option held by the Fund by the Fund's taking an opposite position thereto ("Closing Transactions")), which would cause the Fund at the time of such transaction to own or have sold the least of (A) more than 1,000 outstanding financial futures contracts based on the Municipal Index, (B) outstanding financial futures contracts based on the Municipal Index exceeding in number 25% of the quotient of the fair market value of the Fund's total assets divided by $100,000 or (C) outstanding financial futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded financial futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

             (ii) the Fund will not engage in any S&P Hedging Transaction based on Treasury Bonds (other than Closing Transactions) which would cause the Fund at the time of such transaction to own or have sold the lesser of
(A) outstanding financial futures contracts based on Treasury Bonds and on the Municipal Index exceeding in number 25% of the quotient of the fair market value of the Fund's total assets divided by $100,000 or (B) outstanding financial futures contracts based on Treasury Bonds exceeding in number 10% of the average number of daily traded financial futures contracts based on Treasury Bonds in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

             (iii) the Fund will engage in Closing Transactions to close out any outstanding financial futures contract which the Fund owns or has sold or any outstanding option thereon owned by the Fund in the event (A) the Fund does not have S&P Eligible Assets with an aggregate


    Discounted Value equal to or greater than the AMPS Basic Maintenance Amount on two consecutive Valuation Dates and (B) the Fund is required to pay Variation Margin on the second such Valuation Date;

             (iv) the Fund will engage in a Closing Transaction to close out any outstanding financial futures contract or option thereon in the month prior to the delivery month under the terms of such financial futures contract or option thereon unless the Fund holds the securities deliverable under such terms; and

             (v) when the Fund writes a financial futures contract or an option thereon, it will either maintain an amount of cash, cash equivalents or short-term, fixed-income securities in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of Initial Margin and Variation Margin held in the account of or on behalf of the Fund's broker with respect to such financial futures contract or option equals the fair market value of the financial futures contract or option, or, in the event the Fund writes a financial futures contract or option thereon which requires delivery of an underlying security, it shall hold such underlying security in its portfolio.

        For purposes of determining whether the Fund has S&P Eligible Assets with a Discounted Value that equals or exceeds the AMPS Basic Maintenance Amount, the Discounted Value of cash or securities held for the payment of Initial Margin or Variation Margin shall be zero and the aggregate Discounted Value of S&P Eligible Assets shall be reduced by an amount equal to (i) 30% of the aggregate settlement value, as marked to market, of any outstanding financial futures contracts based on the Municipal Index which are owned by the Fund plus (ii) 25% of the aggregate settlement value, as marked to market, of any outstanding financial futures contracts based on Treasury Bonds which contracts are owned by the Fund.

        Moody's "aaa" Rating Guidelines. The Discounted Value of the Fund's Moody's Eligible Assets is calculated on each Valuation Date. See "Description of AMPS--Asset Maintenance--AMPS Basic Maintenance Amount". Moody's Eligible Assets include cash, Receivables for Municipal Bonds (as defined below), and Municipal Bonds eligible for consideration under Moody's guidelines. For purposes of calculating the Discounted Value of the Fund's portfolio under current Moody's guidelines, the fair market value of
Municipal Bonds eligible for consideration under such guidelines must be discounted by the applicable Moody's Discount Factor set forth in the table below. The Discounted Value of a Municipal Bond eligible for consideration under Moody's guidelines is the lower of par and the quotient of the fair market value thereof divided by the Moody's Discount Factor. The Moody's Discount Factor used to discount a particular Municipal Bond will be determined by reference to (a) the rating by Moody's or S&P on such Municipal Bond and (b) the Moody's Exposure Period. Moody's Discount Factors for a range of Moody's Exposure Periods are set forth below:
















                                                   Moody's Discount Factors Rating Category
         Moody's Exposure Period         Aaa(1)  Aa(1)   A(1)   Baa(1) Other(2)   VMIG-1(3)  SP-1+(3)
7 weeks or less . . . . . . . . . . . .    151%   159%   168%    202%     229%        136%      148%
8 weeks or less but greater than
  seven weeks . . . . . . . . . . . . .    154    164    173     205      235         137       149
9 weeks or less but greater than
  eight weeks . . . . . . . . . . . . .    158    169    179     209      242         138       150

















































(1) Moody's rating.
(2) Municipal Bonds not rated by Moody's but rated BBB-, BBB or BBB+ by S&P.
(3) Municipal Bonds rated MIG-1, VMIG-1 or P-1 or, if not rated by Moody's, rated SP-1+ or A-1+ by S&P which do not mature or have a demand feature at par exercisable within the Moody's Exposure Period and which do not have a long-term rating. For the purposes of the definition of Moody's Eligible Assets, these securities will have an assumed rating of A by Moody's.

        Since the Moody's Exposure Period currently is 49 days, the Moody's Discount Factors currently applicable to Municipal Bonds eligible for consideration under Moody's guidelines will be determined by reference to the factors set forth opposite the exposure period line entitled "7 weeks or less". Notwithstanding the foregoing, (i) no Moody's Discount Factor will be applied to short-term Municipal Bonds so long as such Municipal Bonds are rated at least MIG-1, VMIG-1 or P-1 by Moody's and mature or have a demand feature at par exercisable within the Moody's Exposure Period, and the
Moody's Discount Factor for such Municipal Bonds will be 125% if such Municipal Bonds are not rated by Moody's but are rated A-1+, SP-1+ or AA by S&P and mature or have a demand feature at par exercisable within the Moody's Exposure Period, and (ii) no Moody's Discount Factor will be applied to cash or to Receivables for Municipal Bonds Sold. "Receivables for Municipal Bonds Sold," for purposes of calculating Moody's Eligible Assets as of any Valuation Date, means no more than the aggregate of the following:
(i) the book value of receivables for Municipal Bonds sold as of or prior to such Valuation Date if such receivables are due within five Business Days of such Valuation Date, and if the trades which generated such receivables are
(A) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's or (B) with counterparties having a Moody's long-term debt rating of at least Baa3; and (ii) the Moody's Discounted Value of Municipal Bonds sold as of or prior to such Valuation Date which generated receivables, if such receivables are due within five Business Days of such Valuation Date but do not comply with either of conditions (A) or (B) of the preceding clause (i).

        The Moody's guidelines impose certain requirements as to minimum issue size, issuer diversification, issue type concentration and county concentration, as well as other requirements for purposes of determining whether Municipal Bonds constitute Moody's Eligible Assets, as set forth in the table below:

                                                                                    Maximum State or
                                      Minimum                  Maximum                  Territory
                                     Issue Size              Underlying               Concentration
              Rating                ($ Millions)           Obligor (%)(1)               (%)(1)(3)
Aaa . . . . . . . . . . . . . . .            10                      100                      100
Aa  . . . . . . . . . . . . . . .            10                       20                       60
A . . . . . . . . . . . . . . . .            10                       10                       40
Baa . . . . . . . . . . . . . . .            10                        6                       20
Other (2) . . . . . . . . . . . .            10                        4                       12















































(1) The referenced percentages represent maximum cumulative totals for the related rating category and each lower rating category.
(2) Municipal Bonds not rated by Moody's but rated BBB-, BBB or BBB+ by S&P.
(3) Territorial bonds (other than those issued by Puerto Rico and counted collectively) are each limited to 10% of Moody's Eligible Assets. For diversification purposes, Puerto Rico will be treated as a state.


        For purposes of the maximum underlying obligor requirement described above, any such Municipal Bond backed by the guaranty, letter of credit or insurance issued by a third party will be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the rating on such Municipal Bond.

        Current Moody's guidelines also require that Municipal Bonds constituting Moody's Eligible Assets pay interest in cash, be publicly rated Baa or higher by Moody's or, if not rated by Moody's but rated by S&P, that they be rated at least BBB- by S&P, not have suspended ratings by Moody's and be part of an issue of Municipal Bonds of at least $10,000,000. For purposes of determining the Moody's Discount Factors applicable to any such S&P-rated Municipal Bonds, such Municipal Bonds (excluding any short-term Municipal Bonds) will be deemed to have a Moody's rating which is one full rating category lower than its S&P rating. When the Fund sells a Municipal Bond and agrees to repurchase it at a future date, the Discounted Value of such Municipal Bond will constitute a Moody's Eligible Asset and the amount the Fund is required to pay upon repurchase of such bond will count as a liability for purposes of calculating the AMPS Basic Maintenance Amount. When the Fund purchases a Municipal Bond and agrees to sell it at a future date to another party, cash receivable by the Fund thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less; otherwise the Discounted Value of such Municipal Bond will constitute a Moody's Eligible Asset.

        Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset if it is (i) held in a margin account, (ii) subject to any material lien, mortgage, pledge, security interest or security agreement of any kind, (iii) held for the purchase of a security pursuant to a Forward Commitment or
(iv) irrevocably deposited by the Fund for the payment of dividends or redemption.

        For so long as shares of AMPS are rated by Moody's, in managing the Fund's portfolio, the Investment Adviser will not alter the composition of the Fund's portfolio if, in the reasonable belief of the Investment Adviser, the effect of any such alteration would be to cause the Fund to have Moody's Eligible Assets with an aggregate Discounted Value, as of the immediately preceding Valuation Date, less than the AMPS Basic Maintenance Amount as of such Valuation Date; provided, however, that in the event that, as of the immediately preceding Valuation Date, the aggregate Discounted Value of Moody's Eligible Assets exceeded the AMPS Basic Maintenance Amount by five percent or less, the Investment Adviser will not alter the composition of the Fund's portfolio in a manner reasonably expected to reduce the aggregate Discounted Value of Moody's Eligible Assets unless the Fund shall have confirmed that, after giving effect to such alteration, the aggregate Discounted Value of Moody's Eligible Assets would exceed the AMPS Basic Maintenance Amount.

        For so long as any shares of AMPS are rated by Moody's, the Fund will not buy or sell financial futures contracts, write, purchase or sell call options on financial futures contracts or purchase put options on financial futures contracts or write call options (except covered call options) on portfolio securities unless it receives written confirmation from Moody's that engaging in such transactions would not impair the ratings then assigned to the shares of AMPS by Moody's, except that the Fund may purchase or sell exchange-traded financial futures contracts based on the Municipal Index or Treasury Bonds and purchase, write or sell exchange-traded put options on such financial futures contracts and purchase, write or sell exchange-traded call options on such financial futures contracts
(collectively "Moody's Hedging Transactions"), subject to the following limitations:

             (i) the Fund will not engage in any Moody's Hedging Transaction based on the Municipal Index (other than Closing Transactions) which would cause the Fund at the time of such transaction to own or have sold (A) outstanding financial futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded financial futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal or
(B) outstanding financial futures contracts based on the Municipal Index having a fair market value exceeding the fair market value of all Municipal Bonds constituting Moody's Eligible Assets owned by the Fund (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction);

             (ii)    the   Fund  will  not  engage  in  any  Moody's  Hedging
    Transaction based on Treasury Bonds (other than Closing Transactions) which would cause the Fund at the time of such transaction to own or have sold (A) outstanding financial futures contracts based on Treasury
Bonds having an aggregate fair market value exceeding 40% of the aggregate fair market value of Moody's Eligible Assets owned by the Fund and rated Aa by Moody's (or, if not rated by Moody's but rated by S&P, rated AAA by S&P) or (B) outstanding financial futures contracts based on Treasury Bonds having an aggregate fair market value exceeding 80% of the aggregate fair market value of all Municipal Bonds constituting Moody's Eligible Assets owned by the Fund (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction) and rated Baa or A by Moody's (or, if not rated by Moody's but rated by S&P, rated A or AA by S&P) (for purposes of the foregoing clauses (i) and (ii), the Fund shall be deemed to own the number of financial futures contracts that underlie any outstanding options written by the Fund);

             (iii) the Fund will engage in Closing Transactions to close out any outstanding financial futures contract based on the Municipal Index if the amount of open interest in the Municipal Index as reported by The Wall Street Journal is less than 5,000;

             (iv) the Fund will engage in a Closing Transaction to close out any outstanding financial futures contract by no later than the fifth Business Day of the month in which such contract expires and will engage in a Closing Transaction to close out any outstanding option on a financial futures contract by no later than the first Business Day of the month in which such option expires;

             (v) the Fund will engage in Moody's Hedging Transactions only with respect to financial futures contracts or options thereon having the next settlement date or the settlement date immediately thereafter;

             (vi) the Fund will not engage in options and futures transactions for leveraging or speculative purposes and will not write any call options or sell any financial futures contracts for the purpose of hedging the anticipated purchase of an asset prior to completion of such purchase; and

             (vii) the Fund will not enter into an option or futures transaction unless, after giving effect thereto, the Fund would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount.


        For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the AMPS Basic Maintenance Amount, the Discounted Value of Moody's Eligible Assets which the Fund is obligated to deliver or receive pursuant to an outstanding futures contract or option shall be as follows: (i) assets subject to call options written by the Fund which are either exchange-traded and "readily reversible" or which expire within 49 days after the date as of which such valuation is made shall be valued at the lesser of (A) Discounted Value and
(B) the exercise price of the call option written by the Fund; (ii) assets subject to call options written by the Fund not meeting the requirements of clause (i) of this sentence shall have no value; (iii) assets subject to put options written by the Fund shall be valued at the lesser of (A) the exercise price and (B) the Discounted Value of the subject security;
(iv) futures contracts shall be valued at the lesser of (A) settlement price and (B) the Discounted Value of the subject security, provided that, if a contract matures within 49 days after the date as of which such valuation is made, where the Fund is the seller the contract may be valued at the settlement price and where the Fund is the buyer the contract may be valued at the Discounted Value of the subject securities; and (v) where delivery may be made to the Fund with any security of a class of securities, the Fund shall assume that it will take delivery of the security with the lowest Discounted Value.

        For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the AMPS Basic Maintenance Amount, the following amounts shall be subtracted from the aggregate Discounted Value of the Moody's Eligible Assets held by the Fund:
(i) 10% of the exercise price of a written call option; (ii) the exercise price of any written put option; (iii) where the Fund is the seller under a financial futures contract, 10% of the settlement price of the financial futures contract; (iv) where the Fund is the purchaser under a financial futures contract, the settlement price of assets purchased under such financial futures contract; (v) the settlement price of the underlying financial futures contract if the Fund writes put options on a financial futures contract; and (vi) 105% of the fair market value of the underlying financial futures contracts if the Fund writes call options on a financial futures contract and does not own the underlying contract.

        For so long as any shares of AMPS are rated by Moody's, the Fund will not enter into any contract to purchase securities for a fixed price at a future date beyond customary settlement time (other than such contracts that constitute Moody's Hedging Transactions), except that the Fund may enter into such contracts to purchase newly-issued securities on the date such securities are issued ("Forward Commitments"), subject to the following limitations:

             (i) the Fund will maintain in a segregated account with its custodian cash, cash equivalents or short term, fixed-income securities rated P-1, MIG-1 or VMIG-1 by Moody's and maturing prior to the date of the Forward Commitment with a fair market value that equals or exceeds the amount of the Fund's obligations under any Forward Commitments to which it is from time to time a party or long-term, fixed income securities with a Discounted Value that equals or exceeds the amount of the Fund's obligations under any Forward Commitment to which it is from time to time a party, and

             (ii) the Fund will not enter into a Forward Commitment unless, after giving effect thereto, the Fund would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount.

        For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the AMPS Basic Maintenance Amount, the Discounted Value of all Forward Commitments to



which the Fund is a party and of all securities deliverable to the Fund pursuant to such Forward Commitments shall be zero.

        For so long as shares of AMPS are rated by S&P or Moody's, the Fund, unless it has received written confirmation from S&P and/or Moody's, as the case may be, that such action would not impair the ratings then assigned to the AMPS by S&P and/or Moody's, as the case may be, will not (i) borrow money except for the purpose of clearing transactions in portfolio securities (which borrowings under any circumstances shall be limited to the lesser of $10 million and an amount equal to 5% of the fair market value of the Fund's assets at the time of such borrowings and which borrowings shall be repaid within 60 days and not be extended or renewed and shall not cause the aggregate Discounted Value of Moody's Eligible Assets and S&P Eligible Assets to be less than the AMPS Basic Maintenance Amount), (ii) engage in short sales of securities, (iii) lend any securities, (iv) issue any class or series of stock ranking prior to or on a parity with the AMPS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, (v) reissue any AMPS previously purchased or redeemed by the Fund, (vi) merge or consolidate into or with any other corporation or entity, (vii) change the Fund's pricing service or
(vii) engage in reverse repurchase agreements.

OPTIONS AND FUTURES TRANSACTIONS

        The Fund may hedge all or a portion of its portfolio investments against fluctuations in interest rates through the use of options and certain financial futures contracts and options thereon. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of Common Stock, the net asset value of the Common Stock will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. For so long as the AMPS are rated by Moody's and S&P, the Fund's use of options and financial futures contracts will be subject to the limitations described under "Investment Objective and Policies--Rating Agency Guidelines". Furthermore, the Fund will only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur.

        Certain Federal income tax requirements may limit the Fund's ability to engage in hedging transactions. Gains from transactions in options and futures contracts distributed to shareholders will be taxable as ordinary income or, in certain circumstances, as long-term capital gains to shareholders. See "Taxes--Tax Treatment of Options and Futures Transactions". In addition, in order to obtain ratings of the Preferred Stock from one or more nationally recognized statistical rating organizations, the Fund may be required to limit its use of hedging techniques in accordance with the specified guidelines of such rating organizations.

        The following is a description of the options and futures transactions in which the Fund may engage, limitations on the use of such transactions and risks associated therewith. The investment policies with respect to the hedging transactions of the Fund are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund's shareholders.

        Writing Covered Call Options. The Fund may write (i.e., sell) covered call options with respect to Municipal Bonds it owns, thereby giving the holder of the option the right to buy the underlying security covered by the option from the Fund at the stated exercise price until the option expires. The Fund writes only covered call options, which means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option. The Fund may not write covered call options on underlying securities in an amount exceeding 15% of the market value of its total assets.

        The Fund will receive a premium from writing a call option, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as a writer continues. Covered call options serve as a partial hedge against a decline in the price of the underlying security. The Fund may engage in closing transactions in order to terminate outstanding options that it has written.

        Purchase of Options. The Fund may purchase put options in connection with its hedging activities. By buying a put the Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction; profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options or on securities which it intends to purchase. The Fund will not purchase options on securities if, as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

        Financial Futures Contracts and Options. The Fund is authorized to purchase and sell certain financial futures contracts and options thereon solely for the purpose of hedging its investments in Municipal Bonds against declines in value and hedging against increases in the cost of securities it intends to purchase. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract or, in the case of index-based financial futures contracts, to make and accept a cash settlement, at a specific future time for a specified price. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts.

        The purchase or sale of a financial futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker equal to approximately 5% of the contract amount must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the financial futures contract fluctuates making the long and short positions in the financial futures contract more or less valuable.

        The Fund may purchase and sell financial futures contracts based on The Bond Buyer Municipal Bond Index, a price-weighted measure of the market value of 40 large tax-exempt issues, and purchase and sell put and call options on such financial futures contracts for the purpose of hedging Municipal Bonds which the Fund holds or anticipates purchasing against adverse changes in interest rates. The Fund also may purchase and sell financial futures contracts on U.S. Government securities and purchase and sell put and call options on such financial futures contracts for such hedging purposes. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates and three-month U.S. Treasury bills.

    Subject to policies adopted by the Board of Directors, the Fund also may engage in transactions in other financial futures contracts and options, such as financial futures contracts and options on other municipal bond indices which may become available, if the Investment Adviser should determine that there is normally sufficient correlation between the prices of such financial futures contracts and the Municipal Bonds in which the Fund invests to make such hedging appropriate.

        Over-The-Counter Options. The Fund may engage in options and futures transactions on exchanges and in the over-the-counter markets ("OTC options"). In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC option transactions are two-party contracts with prices and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

        Restrictions on OTC Options. The Fund will engage in transactions in OTC options only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million or any other bank or dealer having capital of at least $150 million or whose obligations are guaranteed by an entity having capital of at least $150 million. OTC options and assets used to cover OTC options written by the Fund are considered by the staff of the Securities and Exchange
Commission to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that might otherwise be realized.

        Risk Factors in Options and Futures Transactions. Utilization of futures transactions involves the risk of imperfect correlation in movements in the price of financial futures contracts and movements in the price of the security which is the subject of the hedge. If the price of the financial futures contract moves more or less than the price of the security that is the subject of the hedge, the Fund will experience a gain or loss which will not be completely offset by movements in the price of such security. There is a risk of imperfect correlation where the securities underlying financial futures contracts have different maturities, ratings, geographic compositions or other characteristics than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as a basis for a financial futures contract. Finally, in the case of financial futures contracts on U.S. Government securities and options on such financial futures contracts, the anticipated correlation of price movements between the U.S. Government securities underlying the futures or options and Municipal Bonds may be adversely affected by economic, political, legislative or other developments which have a disparate impact on the respective markets for such securities.

        Under regulations of the Commodity Futures Trading Commission (the "CFTC"), the futures trading activities described herein will not result in the Fund being deemed a "commodity pool," as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell financial futures contracts and options thereon
(i) for bona fide hedging purposes, without regard to the percentage of the Fund's assets committed to margin and option premiums, and (ii) for non-hedging purposes if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and option premiums entered into for non-hedging purposes do not exceed 5% of the market value of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

        When the Fund purchases a financial futures contract, or writes a put option or purchases a call option thereon, it will maintain an amount of cash, cash equivalents (e.g., commercial paper and daily tender adjustable notes) or short-term, high-grade, fixed-income securities in a segregated account with the Fund's custodian so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the financial futures contract, thereby ensuring that the use of such financial futures contract is unleveraged.

        Although certain risks are involved in options and futures transactions, the Investment Adviser believes that, because the Fund will engage in options and futures transactions only for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to certain risks frequently associated with speculation in options and futures transactions. The Fund may be restricted in engaging in options and futures transactions due to the requirement that less than 30% of its gross income in each taxable year be derived from the sale or other disposition of securities held for less than three months. See "Taxes--Tax Treatment of Options and Futures Transactions".

        The volume of trading in the exchange markets with respect to Municipal Bond options may be limited, and it is impossible to predict the amount of trading interest that may exist in such options. In addition, there can be no assurance that viable exchange markets will continue.

        The Fund intends to enter into options and futures transactions, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such options or futures. There can be no assurance, however, that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures transaction. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with which the Fund has an open position in an option or financial futures contract.

        The liquidity of a secondary market in a financial futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a financial futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.
Prices have in the past reached or exceeded the daily limit on a number of consecutive trading days.

        If it is not possible to close a financial futures position entered into by the Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

        The successful use of these transactions also depends on the ability of the Investment Adviser to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent these rates remain stable during the period in which a financial futures contract is held by the Fund or move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction. Furthermore, the Fund will only engage in hedging transactions from time to time and may not necessarily be engaging in hedging transactions when movements in interest rates occur.


                             DESCRIPTION OF AMPS

        Certain of the capitalized terms used herein are defined in the Glossary that appears at the back of this Prospectus.

        Under the Articles Supplementary, the Fund is authorized to issue an aggregate of 40,000 shares of AMPS, designated respectively: 8,000 shares of Series A AMPS, 8,000 shares of Series B AMPS, 8,000 shares of Series C AMPS, 8,000 shares of Series D AMPS and 8,000 shares of Series E AMPS. The Series A AMPS offered hereby are the only series currently offered and to be issued and outstanding.

        The AMPS will be shares of Preferred Stock that entitle their holders to receive dividends when, as and if declared by the Board of Directors, out of funds legally available therefor, at a rate per annum that may vary for the successive Dividends Period for each such series. After the Initial Dividend Period, each Subsequent Dividend Period for the Series A AMPS will generally be a 28-Day Dividend Period; provided, however, that prior to any Auction, the Fund may elect, subject to certain limitations described herein, upon giving notice to holders thereof, a Special Dividend Period. The Applicable Rate for a particular Dividend Period will be determined by an Auction conducted on the Business Day before the start of such Dividend Period. Beneficial Owners and Potential Beneficial Owners of shares of AMPS may participate in Auctions therefor, although, except in the case of a Special Dividend Period, Beneficial Owners desiring to continue to hold all of their shares of AMPS regardless of the Applicable Rate resulting from Auctions need not participate. For an explanation of Auctions and the method of determining the Applicable Rate, see "Description of AMPS--The Auction".

        Except as otherwise required by law or unless there is no Securities Depository, all outstanding shares of AMPS will be represented by one or more certificates registered in the name of the nominee of the Securities Depository (initially expected to be Cede), and no person acquiring shares of AMPS will be entitled to receive a certificate representing such shares. See Appendix C (Auction Procedures). As a result, the nominee of the Securities Depository is expected to be the sole holder of record of the shares of AMPS. Accordingly, each purchaser of AMPS must rely on (i) the procedures of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's Agent Member, to receive dividends, distributions and notices and to exercise voting rights (if and when applicable) and (ii) the records of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's Agent Member, to evidence its beneficial ownership of shares of AMPS.

        When issued and sold, the shares of AMPS will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) and will be fully paid and non-assessable. See "Description of AMPS--Liquidation Rights". The shares of AMPS will not be convertible into shares of Common Stock or other capital stock of the Fund, and the holders thereof will have no preemptive rights. The shares of AMPS will not be subject to any sinking fund but will be subject to redemption at the option of the Fund at the Optional Redemption Price on any Dividend Payment Date (except during the Initial Dividend Period and during a Non-Call Period) and, under certain circumstances, will be subject to mandatory redemption by the Fund at the Mandatory Redemption Price stated herein. See "Description of AMPS-- Redemption".

        In addition to serving as the Auction Agent in connection with the Auction Procedures described below, IBJ Schroder Bank & Trust Company will be the transfer agent, registrar, dividend disbursing agent and redemption agent for the shares of AMPS. The Auction Agent, however, will serve merely as the agent of the Fund, acting in accordance with the Fund's instructions, and will not be responsible for any evaluation or verification of any matters certified to it.

        Except in an Auction, the Fund will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any shares of AMPS so long as the Fund is current in the payment of dividends on AMPS and on any other capital stock of the Fund ranking on a parity with the AMPS with respect to the payment of dividends or upon liquidation.

        The following is a brief description of the terms of the shares of AMPS. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Fund's Charter and Articles Supplementary, including the provisions thereof establishing the AMPS. The Fund's Charter and the form of Articles Supplementary establishing the terms of the AMPS have been filed as exhibits to the Registration Statement of which this Prospectus is a part.

THE AUCTION

        General. Holders of the shares of AMPS of each series will be entitled to receive cumulative cash dividends on their shares when, as and if declared by the Board of Directors of the Fund, out of funds legally available therefor, on the Initial Dividend Payment Date with respect to the Initial Dividend Period and, thereafter, on each Dividend Payment Date with respect to a Subsequent Dividend Period (generally a period of 28 days in the case of Series A AMPS, subject to certain exceptions set forth under "Description of AMPS--Dividends--General") at the rate per annum equal to the Applicable Rate for each such Dividend Period.

        The provisions of the Articles Supplementary establishing the terms of the shares of AMPS offered hereby will provide that the Applicable Rate for each series of AMPS for each Dividend Period after the Initial Dividend Period therefor will be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such Dividend Period due to implementation of the auction procedures set forth in the Articles Supplementary (the "Auction Procedures") in which persons determine to hold or offer to purchase or sell shares of AMPS of such series. The Auction Procedures are attached as Appendix C to this Prospectus. Each periodic operation of such procedures with respect to the shares of AMPS is referred to hereinafter as an "Auction". If, however, the Fund should fail to pay or duly provide for the full amount of any dividend on shares of AMPS of any series or the redemption price of shares of AMPS of such series called for redemption, the Applicable Rate for shares of AMPS will be determined as set forth under "Description of AMPS--Dividends-- Determination of Dividend Rate".

        Auction Agent Agreement. The Fund will enter into an agreement (the "Auction Agent Agreement") with IBJ Schroder Bank & Trust Company (together with any successor bank or trust company or other entity entering into a similar agreement with this Fund, the "Auction Agent"), which provides, among other things, that the Auction Agent will follow the Auction
Procedures for the purpose of determining the Applicable Rate for the AMPS. The Fund will pay the Auction Agent compensation for its services under the Auction Agent Agreement.

        The Auction Agent will act as agent for the Fund in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered or omitted, or for any error of judgment made, by it in the performance of its duties under the Auction Agent Agreement, and will not be liable for any error of judgment made in good faith unless the Auction Agent shall have been negligent in ascertaining the pertinent facts. Pursuant to the Auction Agent Agreement, the Fund is required to indemnify the Auction Agent for certain losses and liabilities incurred by the Auction Agent without negligence or bad faith on its part in connection with the performance of its duties under such agreement.

        The Auction Agent may terminate the Auction Agent Agreement upon notice to the Fund, which termination may be no earlier than 60 days following delivery of such notice. If the Auction Agent resigns, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agent Agreement. The Fund may terminate the

Auction Agent Agreement, provided that prior to such termination the Fund shall have entered into such an agreement with respect thereto with a successor Auction Agent.

        Broker-Dealer Agreements. The Auctions require the participation of one or more broker-dealers. The Auction Agent will enter into agreements with Merrill Lynch, ____________ and _____________ and may enter into similar agreements (collectively, the "Broker-Dealer Agreements") with one or more of the broker-dealers (collectively, the "Broker-Dealers") selected by the Fund, which provide for the participation of such Broker-Dealers in Auctions. Merrill Lynch is an affiliate of the Investment Adviser in that they share a common parent, ML & Co. A Broker-Dealer Agreement may be terminated by the Auction Agent or a Broker-Dealer on five days' notice to the other party, provided that the Broker-Dealer Agreement with Merrill Lynch may not be terminated without the prior written consent of the Fund, which consent may not be unreasonably withheld.

        Securities Depository. The Depository Trust Company initially will act as the Securities Depository for the Agent Members with respect to the shares of AMPS of each series. One or more registered certificates for all of the shares of AMPS initially will be registered in the name of Cede, as nominee of the Securities Depository. The certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of AMPS contained in the Articles Supplementary. Cede initially will be the holder of record of all shares of AMPS, and Beneficial Owners will not be entitled to receive certificates representing their ownership interest in such shares. See Appendix C (Auction Procedures). The Securities Depository will maintain lists of its participants and will maintain the positions (ownership interests) of shares of AMPS held by each Agent Member, whether as the Beneficial Owner thereof for its own account or as nominee for the Beneficial Owner thereof. Payments made by the Fund to holders of AMPS will be duly made by making payments to the nominee of the Securities Depository.

        Auction Procedures. The following is a brief summary of the procedures to be used in conducting Auctions. Separate auctions will be conducted for each series of AMPS. Accordingly, as used in the following brief summary, unless the context otherwise requires, "AMPS" means the series of AMPS subject to the related Auction and "Beneficial Owners,"



"Potential Beneficial Owners," "Existing Holders" and "Potential Holders" mean Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders of such series, respectively. This summary is qualified by reference to the Auction procedures set forth in Appendix C hereto. The Settlement Procedures to be used with respect to Auctions are set forth in Appendix B hereto.

        Auction Date; Advance Notice of Allocation of Taxable Income; Inclusion of Taxable Income in Dividends. An Auction to determine the Applicable Rate for each series of AMPS offered hereby for each Dividend Period (other than the Initial Dividend Period therefor) will be held on the first Business Day (as hereinafter defined) preceding the first day of such Dividend Period, which first day is also the Dividend Payment Date for the preceding Dividend Period (the date of each Auction being referred to herein as an "Auction Date"). "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in The City of New York are authorized or obligated by law to close. Auctions for shares of Series A AMPS for Dividend Periods after the Initial Dividend Period normally will be held every _____________ after the preceding Dividend Payment Date, and each subsequent Dividend Period normally will begin on the following ______________ (also a Dividend Payment Date). The Auction Date and the first day of the related Dividend Period (both of which must be Business Days) need not be consecutive calendar days. For example, in most cases, if the _________ that normally would be an Auction Date is not a Business Day, then such Auction Date will be the preceding ____________ and the first day of the related Dividend Period will continue to be the following ___________. See "Description of AMPS--Dividends" for information concerning the circumstances under which a Dividend Payment Date may fall on a date other than the days specified above, which may affect the Auction Date.

        Except as noted below, whenever the Fund intends to include any net capital gains or other income subject to regular Federal income taxes in any dividend on shares of AMPS, the Fund will notify the Auction Agent of the amount to be so included at least five Business Days prior to the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Fund, in turn it will notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will notify its customers who are Beneficial Owners and Potential Beneficial Owners believed to be interested in submitting an Order in the Auction to be held on such Auction Date. The Fund also may include such income in a dividend on shares of AMPS without giving advance notice thereof if it increases the dividend by an additional amount calculated as if such income were a Retroactive Taxable Allocation and the additional amount were an Additional Dividend; provided that the Fund will notify the Auction Agent of the additional amounts to be included in such dividend at least five Business Days prior to the applicable Dividend Payment Date. See "Description of AMPS--Dividends--Additional Dividends".

        Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders. On or prior to each Auction Date:

        (a)  each  Beneficial  Owner  may  submit   to  its  Broker-Dealer  by
    telephone a:

             (i) Hold Order--indicating the number of outstanding shares, if any, of AMPS that such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for the next Dividend Period for such shares;

             (ii) Bid--indicating the number of outstanding shares, if any, of AMPS that such Beneficial Owner desires to continue to hold, provided that the Applicable Rate for the next Dividend Period for such shares is not less than the rate per annum then specified by such Beneficial Owner; and/or

             (iii) Sell Order--indicating the number of outstanding shares, if any, of AMPS that such Beneficial Owner offers to sell without regard to the Applicable Rate for the next Dividend Period for such shares; and

        (b) Broker-Dealers will contact customers who are Potential Beneficial Owners of shares of AMPS to determine whether such Potential
Beneficial Owners desire to submit Bids indicating the number of shares of AMPS which they offer to purchase provided that the Applicable Rate for the next Dividend Period for such shares is not less than the rates per annum specified in such Bids.

        The communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer and the communication by a Broker-Dealer, whether or not acting for its own account, to the Auction Agent of the foregoing information is hereinafter referred to as an "Order" and collectively as "Orders". A Beneficial Owner or a Potential Beneficial Owner placing an Order, including a Broker-Dealer acting in such capacity for its own account, is hereinafter referred to as a "Bidder" and collectively as "Bidders". Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date shall be irrevocable.

        In an Auction, a Beneficial Owner may submit different types of Orders with respect to shares of AMPS then held by such Beneficial Owner, as well as Bids for additional shares of AMPS. For information concerning the priority given to different types of Orders placed by Beneficial Owners, see "Submission of Orders by Broker-Dealers to Auction Agent" below.

        The Maximum Applicable Rate for shares of AMPS will be the Applicable Percentage of the Reference Rate. The Auction Agent will round each applicable Maximum Applicable Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent. The Auction Agent will not round the applicable Reference Rate as part of its calculation of the Maximum Applicable Rate.

        The Maximum Applicable Rate for shares of AMPS will depend on the credit rating or ratings assigned to such shares. The Applicable Percentage will be determined based on (i) the lower of the credit rating or ratings assigned on such date to such shares by Moody's and S&P (or if Moody's or S&P or both shall not make such rating available, the equivalent of either or both of such ratings by a Substitute Rating Agency or two Substitute Rating Agencies or, in the event that only one such rating shall be available, such rating) and (ii) whether the Fund has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on shares of AMPS as follows:












                                                            Applicable                   Applicable
                Credit Ratings                             Percentage of               Percentage of
                                                         Reference Rate--             Reference Rate--
        Moody's                     S&P                   No Notification               Notification
    "aa3" or higher           AA-- or higher                   110%                         150%
     "a3" to "a1"                A-- to A+                     125%                         160%
   "baa3" to "baa1"            BBB-- to BBB+                   150%                         250%
     Below "baa3"               Below BBB--                    200%                         275%















































        There  is no  minimum  Applicable Rate  in  respect of  any  Dividend
Period.

        The Fund will take all reasonable action necessary to enable S&P and Moody's to provide a rating for the AMPS. If either S&P or Moody's shall not make such a rating available, or neither S&P nor Moody's shall make such a rating available, Merrill Lynch or its affiliates and successors, after consultation with the Fund, will select a nationally recognized statistical rating organization (a "Substitute Rating Agency") or two nationally recognized statistical rating organizations ("Substitute Rating Agencies") to act as a Substitute Rating Agency or Substitute Rating Agencies, as the case may be.

        Any Bid by a Beneficial Owner specifying a rate per annum higher than the Maximum Applicable Rate will be treated as a Sell Order, and any Bid by a Potential Beneficial Owner specifying a rate per annum higher than the Maximum Applicable Rate will not be considered. See "Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and "Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares".

        Neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing.

        A Broker-Dealer also may hold AMPS in its own account as a Beneficial Owner. A Broker-Dealer thus may submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of a Beneficial Owner or a Potential Beneficial Owner will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any AMPS held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of AMPS held by it, as described in the next paragraph. Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be its customers or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented thereby. For information concerning the priority given to different types of Orders placed by Existing Holders, see "Submission of Orders by Broker-Dealers to Auction Agent". Each purchase or sale in an Auction will be settled on the Business Day next succeeding the Auction Date at a price per share equal to $25,000. See "Notification of Results; Settlement".

        If one or more Orders covering in the aggregate all of the outstanding shares of AMPS held by a Beneficial Owner are not submitted to the Auction Agent prior to the Submission Deadline, either because a Broker-Dealer failed to contact such Beneficial Owner or otherwise, the Auction Agent shall deem a Hold Order (in the case of an Auction relating to a Dividend Period which is not Special Dividend Period) and a Sell Order (in the case of an Auction relating to a Special Dividend Period) to have been submitted on behalf of such Beneficial Owner covering the number of outstanding shares of AMPS held by such Beneficial Owner and not subject to Orders submitted to the Auction Agent.

        If all of the outstanding shares of AMPS are subject to Submitted Hold Orders, the Dividend Period next succeeding the Auction automatically shall be the same length as the immediately preceding Dividend Period, and the Applicable Rate for the next Dividend Period for all shares of AMPS will be 59% of the Reference Rate on the date of the applicable Auction (or 90% of such rate if the Fund has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on shares of AMPS).

        For the purposes of an Auction, shares of AMPS for which the Fund shall have given notice of redemption and deposited moneys therefor with the Auction Agent in trust, as set forth under "Description of AMPS--Redemption," will not be considered as outstanding and will not be included in such Auction. Pursuant to the Articles Supplementary of the Fund, the Fund will be prohibited from reissuing and its affiliates (other than Merrill Lynch) will be prohibited from transferring (other than to the Fund) any shares of AMPS they may acquire. Neither the Fund nor any affiliate of the Fund (other than Merrill Lynch) may submit an Order in any Auction, except that an affiliate of the Fund that is a Broker-Dealer may submit an Order.

        Submission of Orders by Broker-Dealers to Auction Agent. Prior to 1:00 P.M., New York City time, on each Auction Date, or such other time on the Auction Date as may be specified by the Auction Agent (the "Submission Deadline"), each Broker-Dealer will submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date, designating itself (unless otherwise permitted by the Fund) as the Existing Holder or Potential Holder in respect of the shares of AMPS subject to such Orders. Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

        If the rate per annum specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate per annum up to the next highest one-thousandth (.001) of 1%.

        If one or more Orders of an Existing Holder are submitted to the Auction Agent and such Orders cover in the aggregate more than the number of outstanding shares of AMPS held by such Existing Holder, such Orders will be considered valid in the following order of priority:

             (i) any Hold Order will be considered valid up to and including the number of outstanding shares of AMPS held by such Existing Holder, provided that if more than one Hold Order is submitted by such Existing Holder and the number of shares of AMPS subject to such Hold Orders exceeds the number of outstanding shares of AMPS held by such Existing Holder, the number of shares of AMPS subject to each of such Hold Orders will be reduced pro rata so that such Hold Orders, in the aggregate, will cover exactly the number of outstanding shares of AMPS held by such Existing Holder;

             (ii) any Bids will be considered valid, in the ascending order of their respective rates per annum if more than one Bid is submitted by such Existing Holder, up to and including the excess of the number of outstanding shares of AMPS held by such Existing Holder over the number of outstanding shares of AMPS subject to any Hold Order referred to in clause (i) above (and if more than one Bid submitted by such Existing Holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of clause (i) above and of the foregoing portion of this clause (ii) to any Bid or Bids specifying a lower rate or rates per annum, the number of shares subject to each of such Bids will be reduced pro rata so that such Bids, in the aggregate, cover exactly such remaining number of outstanding shares); and the number of outstanding shares, if any, subject to Bids not valid under this clause (ii) shall be treated as the subject of a Bid by a Potential Holder; and



             (iii) any Sell Order will be considered valid up to and including the excess of the number of outstanding shares of AMPS held by such Existing Holder over the sum of the number of shares of AMPS subject to Hold Orders referred to in clause (i) above and the number of shares of AMPS subject to valid Bids by such Existing Holder referred to in clause (ii) above; provided that, if more than one Sell Order is submitted by any Existing Holder and the number of shares of AMPS subject to such Sell Orders is greater than such excess, the number of shares of AMPS subject to each of such Sell Orders will be reduced pro rata so that such Sell Orders, in the aggregate, will cover exactly the number of shares of AMPS equal to such excess.

        If more than one Bid of any Potential Holder is submitted in any Auction, each Bid submitted in such Auction will be considered a separate Bid with the rate per annum and number of shares of AMPS specified.

        Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate. Not earlier than the Submission Deadline for each Auction, the Auction Agent will assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such "Hold Order," "Bid" or "Sell Order" as submitted or deemed submitted by a Broker-Dealer hereinafter being referred to as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order") and will determine the excess of the number of outstanding shares of AMPS over the number of outstanding shares of AMPS subject to Submitted Hold Orders (such excess being referred to as the "Available AMPS") and whether Sufficient Clearing Bids have been made in such Auction. Sufficient Clearing Bids will have been made if the number of outstanding shares of AMPS that are the subject of Submitted Bids of Potential Holders with rates per annum not higher than the Maximum Applicable Rate equals or exceeds the number of outstanding shares that are the subject of Submitted Sell Orders (including the number of shares subject to Bids of Existing Holders specifying rates per annum higher than the Maximum Applicable Rate).

        If Sufficient Clearing Bids have been made, the Auction Agent will determine the lowest rate per annum specified in the Submitted Bids (the "Winning Bid Rate") which would result in the number of shares subject to Submitted Bids specifying such rate per annum or a lower rate per annum being at least equal to the Available AMPS. If Sufficient Clearing Bids have been made, the Winning Bid Rate will be the Applicable Rate for the next Dividend Period for all shares of AMPS then outstanding.

        If Sufficient Clearing Bids have not been made (other than because all outstanding shares of AMPS are the subject of Submitted Hold Orders), the Dividend Period next following the Auction automatically will be a 28-Day Dividend Period in the case of Series A AMPS, and the Applicable Rate for such Dividend Period will be equal to the Maximum Applicable Rate. If Sufficient Clearing Bids have not been made, Beneficial Owners that have Submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, shares of AMPS subject to such Submitted Sell Orders. See "Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares". Thus, under some circumstances, Beneficial Owners may not have liquidity of investment.

        Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares. Based on the determinations described under "Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and subject to the discretion of the Auction Agent to round as described below, Submitted Bids and Submitted Sell Orders will be accepted or rejected in the order of priority set forth in the Auction Procedures with the result that Existing Holders and Potential Holders of AMPS will sell, continue to hold and/or purchase shares of AMPS as set forth



below.   Existing Holders  that submit or  are deemed to  have submitted Hold
Orders will continue to hold the shares of AMPS subject to such Hold Orders.

        If Sufficient Clearing Bids have been made:

        (a) each Existing Holder that placed a Submitted Bid specifying a rate per annum higher than the Winning Bid Rate or a Submitted Sell Order will sell the outstanding shares of AMPS subject to such Submitted Bid or Submitted Sell Order;

        (b) each Existing Holder that placed a Submitted Bid specifying a rate per annum lower than the Winning Bid Rate will continue to hold the outstanding shares of AMPS subject to such Submitted Bid;

        (c) each Potential Holder that placed a Submitted Bid specifying a rate per annum lower than the Winning Bid Rate will purchase the number of shares of AMPS subject to such Submitted Bid;

        (d) each Existing Holder that placed a Submitted Bid specifying a rate per annum equal to the Winning Bid Rate will continue to hold the outstanding shares of AMPS subject to such Submitted Bids, unless the number of outstanding shares of AMPS subject to all such Submitted Bids of Existing Holders is greater than the excess of the Available AMPS over the number of shares of AMPS accounted for in clauses (b) and (c) above, in which event each Existing Holder with such a Submitted Bid will sell a number of outstanding shares of AMPS determined on a pro rata basis based on the number of outstanding shares of AMPS subject to all such Submitted Bids of such Existing Holders; and

        (e) each Potential Holder that placed a Submitted Bid specifying a rate per annum equal to the Winning Bid Rate will purchase any Available AMPS not accounted for in clause (b), (c) or (d) above on a pro rata basis based on the shares of AMPS subject to all such Submitted Bids of Potential Holders.

        If Sufficient Clearing Bids have not been made (other than because all outstanding shares of AMPS are the subject of Submitted Hold Orders):

        (a) each Existing Holder that placed a Submitted Bid specifying a rate per annum equal to or lower than the Maximum Applicable Rate will continue to hold the outstanding shares of AMPS subject to such Submitted Bid;

        (b) each Potential Holder that placed a Submitted Bid specifying a rate per annum equal to or lower than the Maximum Applicable Rate will purchase the number of shares of AMPS subject to such Submitted Bid; and

        (c) each Existing Holder that placed a Submitted Bid specifying a rate per annum higher than the Maximum Applicable Rate or a Submitted Sell Order will sell a number of outstanding shares of AMPS determined on a pro rata basis based on the outstanding shares of AMPS subject to all such Submitted Bids and Submitted Sell Orders.

        If as a result of the Auction Procedures described above any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of AMPS, the Auction Agent, in such manner as, in its sole discretion, it shall determine, will round up or down the number of shares of AMPS being sold or purchased on such Auction Date so that each share sold or purchased by each Existing Holder or Potential Holder will be a whole share of AMPS. If any Potential Holder would be entitled or required to purchase less than a whole share of AMPS, the Auction Agent, in such manner as, in its sole discretion, it shall determine, will allocate shares of AMPS for purchase among


Potential Holders so that only whole shares of AMPS are purchased by any such Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing any shares of AMPS.

        Notification of Results; Settlement. The Auction Agent will advise each Broker-Dealer who submitted a Bid or Sell Order in an Auction whether such Bid or Sell Order was accepted or rejected in whole or in part and of the Applicable Rate for the next Dividend Period for the related shares of AMPS by telephone at approximately 3:00 P.M., New York City time, on the Auction Date for such Auction. Each such Broker-Dealer that submitted an Order for the account of a customer then will advise such customer whether such Bid or Sell Order was accepted or rejected, will confirm purchases and sales with each customer purchasing or selling shares of AMPS as a result of the Auction and will advise each customer purchasing or selling shares of AMPS to give instructions to its Agent Member of the Securities Depository
to pay the purchase price against delivery of such shares or to deliver such shares against payment therefor as appropriate. If a customer selling shares of AMPS as a result of an Auction shall fail to instruct its Agent Member to deliver such shares, the Broker-Dealer that submitted such customer's Bid or Sell Order will instruct such Agent Member to deliver such shares against payment therefor. Each Broker-Dealer that submitted a Hold Order in an Auction on behalf of a customer also will advise such customer of the Applicable Rate for the next Dividend Period for the AMPS. The Auction Agent will record each transfer of shares of AMPS on the record book of Existing Holders to be maintained by the Auction Agent.

        In accordance with the Securities Depository's normal procedures, on the day after each Auction Date, the transactions described above will be executed through the Securities Depository, and the accounts of the respective Agent Members at the Securities Depository will be debited and credited as necessary to effect the purchases and sales of shares of AMPS as determined in such Auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment in same-day funds. If the procedures of the Securities Depository applicable to AMPS shall be changed to provide for payment in next-day funds, then purchasers may be required to make payment in next-day funds. If the certificates for shares of AMPS are not held by the Securities
Depository or its nominee, payment will be made in same-day funds to the Auction Agent against delivery of such certificates.

        If any Existing Holder selling shares of AMPS in an Auction fails to deliver such shares, the Broker-Dealer of any person that was to have purchased shares of AMPS in such Auction may deliver to such person a number of whole shares of AMPS that is less than the number of shares that otherwise was to be purchased by such person. In such event, the number of shares of AMPS to be so delivered will be determined by such Broker-Dealer.
Delivery of such lesser number of shares will constitute good delivery. Each Broker-Dealer Agreement also will provide that neither the Fund nor the Auction Agent will have responsibility or liability with respect to the failure of a Potential Beneficial Owner, Beneficial Owner or their respective Agent Members to deliver shares of AMPS or to pay for shares of AMPS purchased or sold pursuant to an Auction or otherwise.

BROKER-DEALERS

        The Auction Agent after each Auction will pay a service charge from funds provided by the Fund to each Broker-Dealer on the basis of the purchase price of shares of AMPS placed by such Broker-Dealer at such Auction. The service charge (i) for any 7-Day Dividend Period or 28-Day Dividend Period shall be payable at the annual rate of 0.25% of the purchase price of the shares of AMPS placed by such Broker-Dealer in any such Auction and (ii) for any Special Dividend Period shall be determined by mutual consent of the Fund and any such Broker-Dealer or Broker-Dealers and shall be based upon a selling concession that would be applicable to an underwriting of fixed or variable rate preferred shares with a similar final maturity or variable rate dividend period, respectively, at the commencement of the Dividend Period with respect to such Auction. For the purposes of the preceding sentence, shares of AMPS will be placed by a Broker-Dealer if such shares were (i) the subject of Hold Orders deemed to have been made by Beneficial Owners that were acquired by such Beneficial Owners through such Broker-Dealer or (ii) the subject of the following Orders submitted by such Broker-Dealer: (A) a Submitted Bid of a Beneficial Owner that resulted in such Beneficial Owner continuing to hold such shares as a result of the Auction, (B) a Submitted Bid of a Potential Beneficial Owner that resulted in such Potential Beneficial Owner purchasing such shares as a result of the Auction or (C) a Submitted Hold Order.

        The Broker-Dealer Agreements provide that a Broker-Dealer may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they no longer may do so; provided that Broker-Dealers may continue to submit Hold Orders and Sell Orders. If a Broker-Dealer submits an Order for its own account in any Auction of any series of AMPS, it may have knowledge of Orders placed through it in that Auction and therefore have an advantage over other Bidders, but such Broker-Dealer would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

        The Broker-Dealers intend to maintain a secondary trading market in the AMPS outside of Auctions; however, they have no obligation to do so and there can be no assurance that a secondary market for the AMPS will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price is subject to variables to be determined at the time of the trade by the Broker-Dealers). The AMPS will not be registered on any stock exchange or on the National Association of Securities Dealers Automated Quotation system. An increase in the level of interest rates likely will have an adverse effect on the secondary market price of the AMPS, and a selling shareholder may sell AMPS between Auctions at a price per share of less than $25,000.

DIVIDENDS

        General. The holders of shares of each series of AMPS will be entitled to receive, when, as and if declared by the Board of Directors of the Fund, out of funds legally available therefor, cumulative cash dividends on their shares, at the Applicable Rate determined as set forth below under "Determination of Dividend Rate," payable on the respective dates set forth below. Dividends on the shares of AMPS so declared and payable shall be paid
(i) in preference to and in priority over any dividends so declared and payable on the Common Stock, and (ii) to the extent permitted under the Code and to the extent available, out of net tax-exempt income earned on the Fund's investments. To the extent permitted under the Code, dividends on shares of AMPS, to the extent that they are derived from Municipal Bonds, will be exempt from Federal income taxes, subject to possible application of the alternative minimum tax. See "Taxes".

        Dividends on the shares of AMPS will accumulate from the date on which the Fund originally issues the shares of AMPS (the "Date of Original Issue") and will be payable on the dates described below. Dividends on shares of each series of AMPS with respect to the Initial Dividend Period shall be payable on the Initial Dividend Payment Date with respect to each series of AMPS. Following the Initial Dividend Payment Date for each series of AMPS, dividends on each series of AMPS will be payable, at the option of the Fund, either (i) with respect to any 7-Day Dividend Period, any 28-Day


Dividend Period and any Short Term Dividend Period of 35 or fewer days, on the day next succeeding the last day thereof or (ii) with respect to any Short Term Dividend Period of more than 35 days and with respect to any Long Term Dividend Period, monthly on the first Business Day of each calendar month during such Short Term Dividend Period or Long Term Dividend Period and on the day next succeeding the last day thereof (each such date referred to in clause (i) or (ii) being referred to herein as a "Normal Dividend Payment Date"), except that if such Normal Dividend Payment Date is not a Business Day, (i) the Dividend Payment Date shall be the first Business Day next succeeding such Normal Dividend Payment Date if such Normal Dividend Payment Date is a Monday, Tuesday, Wednesday or Thursday, or (ii) the Dividend Payment Date shall be the first Business Day next preceding such Normal Dividend Payment Date if such Normal Dividend Payment Date is a Friday. If, however, in the case of clause (ii) in the preceding sentence, the Securities Depository shall make available to its participants and members in funds immediately available in New York City on Dividend Payment Dates the amount due as dividends on such Dividend Payment Dates (and the Securities Depository shall have so advised the Fund), and if the Normal Dividend Payment Date is not a Business Day, then the Dividend Payment Date shall be the next succeeding Business Day. Thus, following the Initial Dividend Payment Date, dividends generally will be payable (in the case of Dividend Periods which are not Special Dividend Periods) on each succeeding ____________ in the case of Series A AMPS. Although any particular Dividend Payment Date may not occur on the originally scheduled date because of the exceptions discussed above, the next succeeding Dividend Payment Date, subject to such exceptions, will occur on the next following originally scheduled date. If for any reason a Dividend Payment Date cannot be fixed as described above, then the Board of Directors or a duly authorized committee thereof shall fix the Dividend Payment Date. The Initial Dividend
Period, 7-Day Dividend Periods, 28-Day Dividend Periods and Special Dividend Periods are hereinafter sometimes referred to as "Dividend Periods". Each dividend payment date determined as provided above is hereinafter referred to as a "Dividend Payment Date".

        Prior to each Dividend Payment Date, the Fund is required to deposit with the Auction Agent sufficient funds for the payment of declared dividends. The Fund does not intend to establish any reserves for the payment of dividends.

        Each dividend will be paid to the record holder of the AMPS, which holder is expected to be the nominee of the Securities Depository. See "Description of AMPS--The Auction--Securities Depository". The Securities Depository will credit the accounts of the Agent Members of the Existing Holders in accordance with the Securities Depository's normal procedures which now provide for payment in next-day funds settled through the New York Clearing House. Each of the initial Broker-Dealers, however, has indicated to the Fund that such Broker-Dealer or one of its affiliates will make such dividend payments available in same-day funds on each Dividend Payment Date to customers that use such Broker-Dealer or affiliate as Agent Member. The Agent Member of an Existing Holder will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such Existing Holder in accordance with the instructions of such Existing Holder. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the nominee of the Securities Depository. Any dividend payment made on shares of AMPS first shall be credited against the earliest declared but unpaid dividends accumulated with respect to such series.

        Holders of shares of AMPS will not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends except as described under "Additional Dividends" and "Non-Payment Period; Late Charge" below. No interest will be payable in respect of any dividend payment or payments on the shares of AMPS which may be in arrears.



        The amount of cash dividends per share of any series of AMPS payable (if declared) on the Initial Dividend Payment Date, each 7-Day Dividend Period, each 28-Day Dividend Period and each Short Term Dividend Period shall be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be the number of days in such Dividend Period or part thereof that such share was outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 365, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Long Term Dividend Period, the amount of cash dividends per share of AMPS payable (if declared) on any Dividend Payment Date shall be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be such number of days in such part of such Dividend Period that such share was outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 360, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent.

        Notification of Dividend Period. With respect to each Dividend Period that is a Special Dividend Period, the Fund, at its sole option and to the extent permitted by law, by telephonic and written notice (a "Request for Special Dividend Period") to the Auction Agent and to each Broker-Dealer, may request that the next succeeding Dividend Period for the shares of AMPS will be a number of days (other than 28 in the case of Series
A AMPS), evenly divisible by seven, and not fewer than seven nor more than 364 in the case of a Short Term Dividend Period or one whole year or more but not greater than five years in the case of a Long Term Dividend Period, specified in such notice, provided that the Fund may not give a Request for Special Dividend Period (and any such request shall be null and void) unless, for any Auction occurring after the initial Auction, Sufficient Clearing Bids were made in the last occurring Auction and unless full cumulative dividends, any amounts due with respect to redemptions, and any Additional Dividends payable prior to such date have been paid in full.
Such Request for Special Dividend Period, in the case of a Short Term Dividend Period, shall be given on or prior to the second Business Day but not more than seven Business Days prior to an Auction Date for the AMPS and, in the case of a Long Term Dividend Period, shall be given on or prior to the second Business Day but not more than 28 days prior to an Auction Date for the AMPS. Upon receiving such Request for Special Dividend Period, the Broker-Dealers jointly shall determine whether given the factors set forth below it is advisable that the Fund issue a Notice of Special Dividend Period for a series of AMPS as contemplated by such Request for Special Dividend Period and the Optional Redemption Price of the AMPS during such Special Dividend Period and the Specific Redemption Provisions and shall give the Fund and the Auction Agent written notice (a "Response") of such determination by no later than the second Business Day prior to such Auction Date. In making such determination the Broker-Dealers will consider (i) existing short-term and long-term market rates and indices of such short-term and long-term rates, (ii) existing market supply and demand for short-term and long-term securities, (iii) existing yield curves for short-term and long-term securities comparable to the AMPS, (iv) industry and financial conditions which may affect the AMPS, (v) the investment objective of the Fund and (vi) the Dividend Periods and dividend rates at which current and potential beneficial holders of the AMPS would remain or become beneficial holders. If the Broker-Dealers shall not give the Fund and the Auction Agent a Response by such second Business Day or if the Response states that given the factors set forth above it is not advisable that the Fund give a Notice of Special Dividend Period for the AMPS, the Fund may not give a Notice of Special Dividend Period in respect of such Request for Special Dividend Period. In the event the Response indicates that it is advisable that the Fund give a Notice of Special Dividend Period for the AMPS, the Fund, by no later than the second Business Day prior to such Auction Date, may give a notice (a "Notice of Special Dividend Period") to the Auction Agent, the Securities Depository and each Broker-Dealer, which notice will specify (i) the duration of the Special Dividend Period,
(ii) the  Optional Redemption Price as specified  in the related Response and


(iii) the Specific Redemption Provisions, if any, as specified in the related Response. The Fund also shall provide a copy of such Notice of Special Dividend Period to Moody's and S&P. The Fund shall not give a Notice of Special Dividend Period, and, if such Notice of Special Dividend Period shall have been given already, shall give telephonic and written notice of its revocation (a "Notice of Revocation") to the Auction Agent, each Broker-Dealer, and the Securities Depository on or prior to the Business Day prior to the relevant Auction Date if (x) either the 1940 Act AMPS Asset Coverage is not satisfied or the Fund shall fail to maintain S&P Eligible Assets and Moody's Eligible Assets each with an aggregate Discounted Value at least equal to the AMPS Basic Maintenance Amount, in each case on each of the two Valuation Dates immediately preceding the Business Day prior to the relevant Auction Date on an actual basis and on a pro forma basis giving effect to the proposed Special Dividend Period (using as a pro forma dividend rate with respect to such Special
Dividend Period the dividend rate which the Broker-Dealers shall advise the Fund is an approximately equal rate for securities similar to the
AMPS with an equal dividend period), provided that, in calculating the aggregate Discounted Value of Moody's Eligible Assets for this purpose, the Moody's Exposure Period shall be deemed to be one week longer, (y) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on the third Business Day preceding the related Auction Date or (z) the Broker-Dealers jointly advise the Fund that after consideration of the factors listed above they have concluded that it is advisable to give a Notice of Revocation. The Fund also shall provide a copy of such Notice of Revocation to Moody's and S&P. If the Fund is prohibited from giving a Notice of Special Dividend Period as a result of the factors enumerated in clause (x), (y) or (z) above or if the Fund gives a Notice of Revocation with respect to a Notice of Special Dividend Period, the next succeeding Dividend Period will be a 28-Day Dividend Period in the case of Series A AMPS, provided that if the then current Dividend Period is a Special Dividend Period of less than 28 days, the next succeeding Dividend Period for the Series A AMPS will be the same length as the current Dividend Period. In addition, in the event Sufficient Clearing Bids are not made in any Auction or an Auction is not held for any reason, the next succeeding Dividend Period will be a 28-Day Dividend Period in the case of Series A AMPS, and the Fund may not again give a Notice of Special Dividend Period (and any such attempted notice shall be null and void) until Sufficient Clearing Bids have been made in an Auction with respect to a 28-Day Dividend Period in the case of Series A AMPS.

        Determination of Dividend Rate. The dividend rate on shares of each series of AMPS during the period from and including the first Date of Original Issue for each series of AMPS to but excluding the Initial Dividend Payment Date (the "Initial Dividend Period") will be a rate per annum determined by the Board of Directors of the Fund. Commencing on the first Initial Dividend Payment Date for each series of AMPS, the Applicable Rate on the shares of such series of AMPS for each Subsequent Dividend Period, which Subsequent Dividend Period shall be a period commencing on and including a Dividend Payment Date and ending on and including the calendar day prior to the next Dividend Payment Date (or last Dividend Payment Date in a Dividend Period if there is more than one Dividend Payment Date), shall be equal to the rate per annum that results from the Auction with respect to such Subsequent Dividend Period. The Initial Dividend Period and Subsequent Dividend Period for each series of AMPS is referred to herein as a "Dividend Period". Cash dividends shall be calculated as set forth above under "Dividends--General".

        Non-Payment Period; Late Charge. A Non-Payment Period will commence if the Fund fails to
(i) declare, prior to the close of business on the second Business Day preceding any Dividend Payment Date, for payment on or (to the extent permitted as described below) within three Business Days after such Dividend


Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date, the full amount of any dividend on shares of AMPS payable on such Dividend Payment Date or (ii) deposit, irrevocably in trust, in same-day funds, with the Auction Agent by 12:00 noon, New York City time, (A) on such Dividend Payment Date the full amount of any cash dividend on such shares (if declared) payable on such Dividend Payment Date or (B) on any redemption date for shares of AMPS called for redemption, the Mandatory Redemption Price per share of such AMPS or, in the case of an optional redemption, the Optional Redemption Price per share. Such Non-Payment Period will consist of the period commencing on and including the aforementioned Dividend Payment Date or redemption date, as the case may be, and ending on and including the Business Day on which, by 12:00 noon, New York City time, all unpaid cash dividends and unpaid redemption prices shall have been so deposited or otherwise shall have been made available to the applicable holders in same day funds, provided that a Non-Payment Period for any series of AMPS will not end unless the Fund shall have given at least five days' but no more than 30 days' written notice of such deposit or availability to the Auction Agent, the Securities Depository
and  all holders  of shares  of  AMPS of  such series.    Notwithstanding the
foregoing, the failure by the Fund to deposit funds as provided for by clauses (ii) (A) or (ii) (B) above within three Business Days after any Dividend Payment Date or redemption date, as the case may be, in each case to the extent contemplated below, shall not constitute a "Non-Payment Period". The Applicable Rate for each Dividend Period for shares of AMPS of any series, commencing during a Non-Payment Period, will be equal to the Non-Payment Period Rate; and each Dividend Period commencing after the first day of, and during, a Non-Payment Period shall be a 28-Day Dividend Period in the case of Series A AMPS, provided that if the preceding Dividend Period for Series A AMPS is a Special Dividend Period of less than 28 days, the Dividend Period commencing during the Non-Payment Period will be the same length as such preceding Dividend Period. Any dividend on shares of AMPS due on any Dividend Payment Date for such shares (if, prior to the close of business on the second Business Day preceding such Dividend Payment Date, the Fund has declared such dividend payable on such Dividend Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date) or redemption price with respect to such shares not paid to such persons when due may be paid to such persons in the same form of funds by 12:00 noon, New York City time, on any of the first three Business Days after such Dividend Payment Date or due date, as the case may be, provided that such amount is accompanied by a late charge calculated for such period of non-payment at the Non-Payment Period Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 365. In the case of a willful failure of the Fund to pay a dividend on a Dividend Payment Date or to redeem any shares of AMPS on the date set for such redemption, the preceding sentence shall not apply and the Applicable Rate for the Dividend Period commencing during the Non-Payment Period resulting from such failure shall be the Non-Payment Period Rate. For the purposes of the foregoing, payment to a person in same-day funds on any Business Day at any time will be considered equivalent to payment to that person in New York Clearing House (next-day) funds at the same time on the preceding Business Day, and any payment made after 12:00 noon, New York City time, on any Business Day shall be considered to have been made instead in the same form of funds and to the same person before 12:00 noon, New York City time, on the next Business Day. The Non-Payment Period Rate initially will be 200% of the applicable Reference Rate (or 275% of such rate if the Fund has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on shares of AMPS), provided that the Board of Directors of the Fund shall have the authority to adjust, modify, alter or change from time to time the initial Non-Payment Period Rate if the Board of Directors of the Fund determines and Moody's and S&P (and any Substitute Rating Agency in lieu of Moody's or S&P in the event either of such parties shall  not rate the  AMPS) advise the  Fund in writing  that such adjustment,
modification,   alteration  or  change   will  not  adversely   affect  their
then-current ratings on the AMPS.

        Restrictions on Dividends and Other Payments. Under the 1940 Act, the Fund may not declare dividends or make other distributions on shares of Common Stock or purchase any such shares if, at the time of the declaration, distribution or purchase, as applicable (and after giving effect thereto), asset coverage (as defined in the 1940 Act) with respect to the outstanding shares of AMPS would be less than 200% (or such other percentage as in the future may be required by law). The Fund estimates that, based on the anticipated composition of its portfolio and current market conditions, asset coverage with respect to shares of AMPS would be approximately _____%
immediately after the issuance of the shares of AMPS offered hereby in an amount representing approximately 35% of the Fund's capital. Under the Code, the Fund, among other things, must distribute at least 90% of its investment company taxable income each year in order to maintain its qualification for tax treatment as a regulated investment company. The foregoing limitations on dividends, distributions and purchases under certain circumstances may impair the Fund's ability to maintain such qualification. See "Taxes".

        Upon any failure to pay dividends on shares of AMPS for two years or more, the holders of the shares of AMPS will acquire certain additional voting rights. See "Voting Rights" below. Such rights shall be the exclusive remedy of the holders of shares of AMPS upon any failure to pay dividends on shares of the Fund.

        For so long as any shares of AMPS are outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Stock or other stock, if any, ranking junior to shares of AMPS as to dividends or upon liquidation) in respect of Common Stock or any other stock of the Fund ranking junior to or on a parity with shares of AMPS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of Common Stock or any other such junior stock (except by conversion into or exchange for stock of the Fund ranking junior to AMPS as to dividends and upon liquidation) or any such parity stock (except by conversion into or exchange for stock of the Fund ranking junior to or on a parity with AMPS as to dividends and upon liquidation), unless (A) immediately after such transaction, the Fund would have S&P Eligible Assets and Moody's Eligible Assets each with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount, and the 1940 Act AMPS Asset Coverage (see "Asset Maintenance" and "Redemption" below) would be satisfied, (B) full cumulative dividends on shares of AMPS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent,
(C) any Additional Dividend required to be paid on or before the date of such declaration or payment has been paid and (D) the Fund has redeemed the full number of shares of AMPS required to be redeemed by any provision for mandatory redemption contained in the Articles Supplementary.

        Additional Dividends. If the Fund retroactively allocates any net capital gains or other income subject to regular Federal income taxes to shares of AMPS without having given advance notice thereof to the Auction Agent as described above under "The Auction--Auction Date; Advance Notice of Allocation of Taxable Income; Inclusion of Taxable Income in Dividends," which may only happen when such allocation is made as a result of the redemption of all or a portion of the outstanding shares of AMPS or the liquidation of the Fund (the amount of such allocation referred to herein as a "Retroactive Taxable Allocation"), the Fund, within 90 days (and generally within 60 days) after the end of the Fund's fiscal year for which a Retroactive Taxable Allocation is made, will provide notice thereof to the Auction Agent and to each holder of shares (initially Cede as nominee of the Securities Depository) during such fiscal year at such holder's address as the same appears or last appeared on the stock books of the Fund. The Fund, within 30 days after such notice is given to the Auction Agent, will pay to the Auction Agent (who then will distribute to such holders of shares of AMPS), out of funds legally available therefor, an amount equal to the aggregate Additional Dividend (as defined below) with respect to all Retroactive Taxable Allocations made to such holders during the fiscal year in question. See "Taxes".

        An "Additional Dividend" means payment to a present or former holder of shares of AMPS of an amount which, when taken together with the aggregate amount of Retroactive Taxable Allocations made to such holder with respect to the fiscal year in question, would cause such holder's dividends in dollars (after Federal income tax consequences) from the aggregate of both the Retroactive Taxable Allocations and the Additional Dividend to be equal to the dollar amount of the dividends which would have been received by such holder if the amount of the aggregate Retroactive Taxable Allocations had been excludable from the gross income of such holder. Such Additional Dividend shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no holder of shares of AMPS is subject to the Federal alternative minimum tax with respect to dividends received from the Fund; and (iii) assuming that each Retroactive Taxable Allocation would be taxable in the hands of each holder of shares of
AMPS at the greater of: (a) the maximum marginal regular Federal individual income tax rate applicable to ordinary income or capital gains depending on the taxable character of the distribution (including any surtax); or (b) the maximum regular Federal corporate income tax rate applicable to ordinary income or capital gains depending on the taxable character of the distribution (disregarding in both (a) and (b) the phase out of, or provision limiting, personal exemptions, itemized deductions, or the benefit of lower tax brackets). Although the Fund generally intends to designate any Additional Dividend as an exempt-interest dividend to the extent permitted by applicable law, it is possible that all or a portion of any Additional Dividend will be taxable to the recipient thereof. See "Taxes--Tax Treatment of Additional Dividends". The Fund will not pay a further Additional Dividend with respect to any taxable portion of an Additional Dividend.

        If the Fund does not give advance notice of the amount of taxable income to be included in a dividend on shares of AMPS in the related Auction, as described above under "The Auction--Auction Date; Advance Notice of Allocation of Taxable Income; Inclusion of Taxable Income in Dividends," the Fund may include such taxable income in a dividend on shares of AMPS if it increases the dividend by an additional amount calculated as if such income were a Retroactive Taxable Allocation and the additional amount were an Additional Dividend.

ASSET MAINTENANCE

        The Fund will be required to satisfy two separate asset maintenance
requirements   under  the  terms  of   the  Articles  Supplementary.    These
requirements are summarized below.

        1940 Act AMPS Asset Coverage. The Fund will be required under the Articles Supplementary to maintain, with respect to shares of AMPS, as of the last Business Day of each month in which any shares of AMPS are outstanding, asset coverage of at least 200% with respect to senior securities which are stock, including the shares of AMPS (or such other asset coverage as in the future may be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of paying dividends on its common stock) ("1940 Act AMPS Asset Coverage"). If the Fund fails to maintain 1940 Act AMPS Asset Coverage and such failure is not cured as of the last Business Day of the following month (the "1940 Act Cure Date"), the
Fund will be required under certain circumstances to redeem certain of the shares of AMPS. See "Redemption" below.

        The 1940 Act AMPS Asset Coverage immediately following the issuance of AMPS offered hereby in an amount representing approximately 35% of the Fund's capital (after giving effect to the deduction of offering expenses for the AMPS of $_________), will be computed as follows:


























































       Value of Fund assets less
      liabilities not constituting                   $
           senior securities                  =                              =         %
           Senior securities                         $
       representing indebtedness
           plus liquidation
           of the shares AMPS

















































        AMPS Basic Maintenance Amount. So long as shares of AMPS are outstanding, the Fund will be required under the Articles Supplementary to maintain as of each Business Day (a "Valuation Date") S&P Eligible Assets and Moody's Eligible Assets each having in the aggregate a Discounted Value at least equal to the AMPS Basic Maintenance Amount. If the Fund fails to meet such requirement as of any Valuation Date and such failure is not cured on or before the sixth Business Day after such Valuation Date (the "AMPS
Basic Maintenance Cure Date"), the Fund will be required under certain circumstances to redeem certain of the shares of AMPS. Upon any failure to maintain the required Discounted Value, the Fund will use its best efforts to alter the composition of its portfolio to reattain a Discounted Value at least equal to the AMPS Basic Maintenance Amount on or prior to the AMPS Basic Maintenance Cure Date. See "Redemption".

        The AMPS Basic Maintenance Amount as of any Valuation Date is defined as the dollar amount equal to (i) the sum of (A) the product of the number of shares of AMPS outstanding on such Valuation Date multiplied by the sum of $25,000 and any applicable redemption premium attributable to the designation of a Premium Call Period; (B) the aggregate amount of cash dividends (whether or not earned or declared) that will have accumulated for each share of AMPS outstanding to (but not including) the end of the current Dividend Period that follows such Valuation Date in the event the then current Dividend Period will end within 49 calendar days of such Valuation Date or through the 49th day after such Valuation Date in the event the then current Dividend Period will not end within 49 calendar days of such Valuation Date; (C) in the event the then current Dividend Period will end within 49 calendar days of such Valuation Date, the aggregate amount of cash dividends that would accumulate at the Maximum Applicable Rate applicable to a Dividend Period of 28 or fewer days on any shares of AMPS outstanding from the end of such Dividend Period through the 49th day after such Valuation Date, multiplied by the larger of the Moody's Volatility Factor and the S&P Volatility Factor determined from time to time by Moody's and S&P, respectively (except that if such Valuation Date occurs during a Non-Payment Period, the cash dividend for purposes of calculation would accumulate at the then current Non-Payment Period Rate); (D) the amount of anticipated Fund expenses for the 90 days subsequent to such Valuation Date; (E) the amount of the Fund's Maximum Potential Additional Dividend Liability as of such Valuation Date; and (F) any current liabilities as of such Valuation Date to the extent not reflected in any of (i) (A) through (i) (E) (including, without limitation, and immediately upon determination, any amounts due and payable by the Fund pursuant to repurchase agreements and any payable for Municipal Bonds purchased as of such Valuation
Date) less (ii) either (A) the Discounted Value of any Fund assets, or (B) the face value of any of the Fund's assets if such assets mature prior to or on the date of redemption of AMPS or payment of a liability and are either securities issued or guaranteed by the United States Government or have a rating assigned by Moody's of at least Aaa, P-1,
VMIG-1 or MIG-1 and, with respect to S&P, at least AAA, SP-1+ or A-1+, in both cases irrevocably deposited by the Fund for the payment of the amount needed to redeem shares of AMPS subject to redemption or to satisfy any of
(i) (B) through (i) (F). For purposes of the foregoing, "Maximum Potential Additional Dividend Liability," as of any Valuation Date, means the aggregate amount of Additional Dividends that would be due if the Fund were to make Retroactive Taxable Allocations, with respect to any fiscal year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable income earned by the Fund, as of the end of the calendar month immediately preceding such Valuation Date and assuming such Additional Dividends are fully taxable.

        The Discount Factors and guidelines for determining the market value of the Fund's portfolio holdings have been based on criteria established in connection with rating the AMPS. These factors include, but are not limited to, the sensitivity of the market value of the relevant asset to changes in interest rates, the liquidity and depth of the market for the relevant asset, the credit quality of the relevant asset (for example, the lower the rating of a debt obligation, the higher the related discount factor) and the frequency with which the relevant asset is marked to market. In no event shall the Discounted Value of any asset of the Fund exceed its unpaid principal balance or face amount as of the date of calculation. The Discount Factor relating to any asset of the Fund and the AMPS Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the Fund, without shareholder approval, but only in the event the Fund receives written confirmation from S&P, Moody's and any Substitute Rating Agency that any such changes would not impair the ratings then assigned to the shares of AMPS by S&P or Moody's or any Substitute Rating Agency.

        On or before the third Business Day after a Valuation Date on which the Fund fails to maintain S&P Eligible Assets and Moody's Eligible Assets each with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount, the Fund is required to deliver to the Auction Agent, Moody's and S&P a report with respect to the calculation of the AMPS Basic Maintenance Amount and the value of its portfolio holdings as of the date of such failure (an "AMPS Basic Maintenance Report"). Additionally, on or before the third Business Day after the first day of a Special Dividend Period, the Fund will deliver an AMPS Basic Maintenance Report to S&P and the Auction Agent. The Fund also will deliver an AMPS Basic Maintenance Report as of the twenty-fifth day of the last month of each fiscal quarter of the Fund (or, if such day is not a Business Day, the next succeeding Business
Day) on or before the third Business Day after such day. Within ten Business Days after delivery of such report relating to the twenty-fifth day of the last month of each fiscal quarter of the Fund (or, if such day is not a Business Day, the next succeeding Business Day), commencing on ____________ 25, 1996, the Fund will deliver a letter prepared by the Fund's independent accountants regarding the accuracy of the calculations made by the Fund in its most recent AMPS Basic Maintenance Report. Also, on or before 5:00 p.m., New York City time, on the first Business Day after shares of Common Stock are repurchased by the Fund, the Fund will complete and deliver to S&P and Moody's an AMPS Basic Maintenance Report as of the close of business on such date that Common Stock is repurchased. If any such letter prepared by the Fund's independent accountants shows that an error was made in the most recent AMPS Basic Maintenance Report, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund.


REDEMPTION

        Optional Redemption. To the extent permitted under the 1940 Act and under Maryland law, upon giving a Notice of Redemption, as provided below, the Fund, at its option, may redeem shares of AMPS of any series, in whole or in part, out of funds legally available therefor, at the Optional Redemption Price per share on any Dividend Payment Date; provided that no share of AMPS may be redeemed at the option of the Fund during (a) the Initial Dividend Period with respect to a series of shares or (b) a Non-Call
Period to
which such share is subject. "Optional Redemption Price" means $25,000 per share of AMPS plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption plus any applicable redemption premium, if any, attributable to the designation of a Premium Call Period. In addition, holders of AMPS may be entitled to receive Additional Dividends in the event of redemption of such AMPS to the extent provided herein. See "Description of AMPS--Dividends--Additional Dividends". The Fund has the authority to redeem the AMPS for any reason and may redeem all or part of the outstanding shares of AMPS if it anticipates that the Fund's leveraged capital structure will result in a lower rate of return to holders of Common Stock for any significant period of time than that obtainable if the Common Stock were unleveraged.

        Mandatory Redemption. The Fund will be required to redeem, out of funds legally available therefor, at the Mandatory Redemption Price per share, shares of AMPS to the extent permitted under the 1940 Act and Maryland law, on a date fixed by the Board of Directors, if the Fund fails to maintain S&P Eligible Assets and Moody's Eligible Assets each with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount or to satisfy the 1940 Act AMPS Asset Coverage and such failure is not cured on or before the AMPS Basic Maintenance Cure Date or the 1940 Act Cure Date (herein collectively referred to as a "Cure Date"), as the case may be. "Mandatory Redemption Price" means $25,000 per share of
AMPS plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption. In addition, holders of AMPS may be entitled to receive Additional Dividends in the event of redemption of such AMPS to the extent provided herein. See "Description of AMPS--Dividends--Additional Dividends". The number of shares of AMPS to be redeemed will be equal to the lesser of (a) the minimum number of shares of AMPS the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, together with all other shares of the Preferred Stock subject to redemption or retirement, would result in the Fund having S&P Eligible Assets and Moody's Eligible Assets each with an aggregate Discounted Value equal to or greater than the AMPS
Basic Maintenance Amount or satisfaction of the 1940 Act AMPS Asset Coverage, as the case may be, on such Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all shares of AMPS then outstanding will be redeemed), and (b) the maximum number of shares of AMPS, together with all other shares of
Preferred Stock subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor on such redemption date. In determining the number of shares of AMPS required to be redeemed in accordance with the foregoing, the Fund shall allocate the number required to be redeemed which would result in the Fund having S&P Eligible
Assets and Moody's Eligible Assets each with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount or satisfaction of the 1940 Act AMPS Asset Coverage, as the case may be, pro rata among shares of AMPS and other Preferred Stock subject to redemption pursuant to provisions similar to those set forth below; provided that, shares of AMPS which may not be redeemed at the option of the Fund due to the designation of a Non-Call Period applicable to such shares (A) will be subject to mandatory redemption only to the extent that other shares are not available to satisfy the number of shares required to be redeemed and (B) will be selected for redemption in an ascending order of outstanding number of days in the Non-Call Period (with shares with the lowest number of days to be redeemed first) and by lot in the event of shares having an equal number of days in such Non-Call Period. The Fund is required to effect such a mandatory redemption not later than 35 days after such Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of shares of AMPS which are subject to mandatory redemption or the Fund otherwise is unable to effect such redemption on or prior to 35 days after such Cure Date, the Fund will redeem those shares of AMPS which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption.

        General. If shares of AMPS of any series are to be redeemed, a notice of redemption will be mailed to each record holder of such shares of AMPS (initially Cede as nominee of the Securities Depository) and to the Auction Agent not less than 20 nor more than 30 days prior to the date fixed for the redemption thereof. Each notice of redemption will include a statement setting forth: (i) the redemption date, (ii) the aggregate number of shares of AMPS of such series to be redeemed, (iii) the redemption price,
(iv) the place or places where shares of AMPS of such series are to be surrendered for payment of the redemption price, (v) a statement that dividends on the shares to be redeemed will cease to accumulate on such redemption date (except that holders may be entitled to Additional Dividends) and (vi) the provision of the Articles Supplementary pursuant to which such shares are being redeemed. The notice also will be published in The

Wall Street Journal.  No defect in the notice of redemption or in the mailing
or  publication   thereof  will  affect   the  validity  of   the  redemption
proceedings, except as required by applicable law.

        In the event that less than all of the outstanding shares of any series of AMPS are to be redeemed, the series and number of shares to be redeemed will be selected by lot or such other method as the Fund shall deem fair and equitable, and the results thereof will be communicated to the Auction Agent. The Auction Agent will give notice to the Securities Depository, whose nominee will be the record holder of all shares of AMPS, and the Securities Depository will determine the number of shares to be redeemed from the account of the Agent Member of each Existing Holder. Each Agent Member will determine the number of shares to be redeemed from the account of each Existing Holder for which it acts as agent. An Agent Member may select for redemption shares from the accounts of some Existing Holders without selecting for redemption any shares from the accounts of other Existing Holders. Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is the record holder of all of the shares, the particular shares to be redeemed shall be selected by the Fund by lot or by such other method as the Fund shall deem fair and equitable.

        If the Fund gives notice of redemption, and concurrently or thereafter deposits in trust with the Auction Agent a cash sum sufficient to redeem the shares of AMPS as to which notice of redemption has been given, with irrevocable instructions and authority to pay the redemption price to the record holders thereof, then upon the date of such deposit or, if no such deposit is made, upon such date fixed for redemption (unless the Fund shall default in making payment of the redemption price), all rights of the holders of such shares called for redemption will cease and terminate, except the right of such holders to receive the redemption price thereof and any Additional Dividends, but without interest, and such shares no longer will be deemed to be outstanding. The Fund will be entitled to receive, from time to time, the interest, if any, earned on such moneys deposited with the Auction Agent, and the holders of any shares so redeemed will have no claim to any such interest. Any funds so deposited which are unclaimed at the end of one year from such redemption date will be repaid, upon demand, to the Fund, after which the holders of the shares of AMPS so called for redemption may look only to the Fund for payment thereof.

        So long as any shares of AMPS are held of record by the nominee of the Securities Depository (initially Cede), the redemption price for such shares will be paid on the redemption date to the nominee of the Securities Depository. The Securities Depository's normal procedures now provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute such funds to the persons for whom they are acting as agent.

        Notwithstanding the provisions for redemption described above, no shares of AMPS shall be subject to optional redemption (i) unless all dividends in arrears on the outstanding shares of AMPS, and all capital stock of the Fund ranking on a parity with the AMPS with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or declared and set aside for payment and (ii) if redemption thereof would result in the Fund's failure to maintain Moody's Eligible Assets or S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount.

LIQUIDATION RIGHTS

        Upon any liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the holders of shares of all series of AMPS will be entitled to receive, out of the assets of the Fund available for distribution to shareholders, before any distribution or payment is made upon any shares of Common Stock or any other capital stock of the Fund ranking junior in right of payment upon liquidation of AMPS, $25,000 per share together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to the date of distribution, and after such payment the holders of AMPS will be entitled to no other payments except for any Additional Dividends. If such assets of the Fund shall be insufficient to make the full liquidation payment on each outstanding series of AMPS and liquidation payments on any other outstanding class or series of Preferred Stock of the Fund ranking on a parity with the AMPS as to payment upon liquidation, then such assets will be distributed among the holders of each such series of AMPS and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of liquidation distribution to which they are entitled, the holders of AMPS will not be entitled to any further participation in any distribution of assets by the Fund except for any Additional Dividends. A consolidation, merger or share exchange of the Fund with or into any other entity or entities or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of the Fund shall not be deemed or construed to be a liquidation, dissolution or winding up of the Fund.

VOTING RIGHTS

        Except as otherwise indicated in this Prospectus and except as otherwise required by applicable law, holders of shares of AMPS will be entitled to one vote per share on each matter submitted to a vote of stockholders and will vote together with holders of shares of Common Stock as a single class.

        In connection with the election of the Fund's directors, holders of shares of AMPS and any other Preferred Stock, voting as a separate class, shall be entitled at all times to elect two of the Fund's directors, and the remaining directors will be elected by holders of shares of Common Stock and shares of AMPS and any other Preferred Stock, voting together as a single class. In addition, if at any time dividends on outstanding shares of AMPS shall be unpaid in an amount equal to at least two full years' dividends thereon or if at any time holders of any shares of Preferred Stock are entitled, together with the holders of AMPS, to elect a majority of the directors of the Fund under the 1940 Act, then the number of directors constituting the Board of Directors automatically shall be increased by the smallest number that, when added to the two directors elected exclusively by the holders of shares of AMPS and any other Preferred Stock as described above, would constitute a majority of the Board of Directors as so increased by such smallest number, and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which directors are to be elected, the holders of shares of AMPS and any other Preferred Stock, voting as a separate class, will be entitled to elect the smallest number of additional directors that, together with the two directors which such holders in any event will be entitled to elect, constitutes a majority of the total number of directors of the Fund as so increased. The terms of office of the persons who are directors at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment in full, all dividends payable on all outstanding shares of AMPS and any other Preferred Stock for all past Dividend Periods, the additional voting rights of the holders of shares of AMPS and any other Preferred Stock as described above shall cease, and the terms of office of all of the additional directors elected by the holders of shares of AMPS and any other Preferred Stock (but not of the directors with respect to whose election the holders of Common Stock were entitled to vote or the two directors the holders of shares of AMPS and any other Preferred Stock have the right to elect in any event) will terminate automatically.


        The affirmative vote of a majority of the votes entitled to be cast by holders of outstanding shares of AMPS and any other Preferred Stock, voting as a separate class, will be required to (i) authorize, create or issue (other than with respect to the issuance of the AMPS authorized by the Articles Supplementary), or increase the authorized or issued aggregate stated capital amount of (other than with respect to the issuance of the AMPS authorized by the Articles Supplementary), any class or series of stock ranking prior to or on parity with any series of Preferred Stock with respect to the payment of dividends or the distribution of assets on liquidation, or increase the authorized aggregate stated capital amount of AMPS or any other Preferred Stock or (ii) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Charter of holders of shares of AMPS or any other Preferred Stock. To the extent permitted under the 1940 Act, in the event shares of more than one series of AMPS are outstanding, the Fund shall not approve any of the actions set forth in clause (i) or (ii) which adversely affects the contract rights expressly set forth in the Charter of a holder of shares of a series of AMPS differently than those of a holder of shares of any other series of AMPS without the affirmative vote of at least a majority of votes entitled to be cast by holders of the shares of AMPS of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class). The Board of Directors, however, without shareholder approval, may amend, alter or repeal any or all of the various rating agency guidelines described herein in the event the Fund receives confirmation from the rating agencies that any such amendment, alteration or repeal would not impair the ratings then assigned to shares of AMPS. Unless a higher percentage is provided for under "Description of Capital Stock-- Certain Provisions in the Charter," the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding shares of AMPS and any other Preferred Stock, voting as a separate class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund's investment objective or changes in the investment restrictions described as fundamental policies under "Investment Objective and Policies". The class vote of holders of shares of AMPS and any other Preferred Stock described above in each case will be in addition to a separate vote of the requisite percentage of shares of Common Stock and shares of AMPS and any other Preferred Stock, voting together as a single class, necessary to authorize the action in question.

        The foregoing voting provisions will not apply to any series of AMPS if, at or prior to the time when the act with respect to which such vote otherwise would be required shall be effected, such shares shall have been
(i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

                           INVESTMENT RESTRICTIONS

        The following are fundamental investment restrictions of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding shares of Common Stock and the outstanding shares of AMPS and any other Preferred Stock, voting as a single class, and a majority of the outstanding shares of AMPS and any other Preferred Stock, voting as a separate class (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of each class of capital stock represented at a meeting at which more than 50% of the outstanding shares of each class of capital stock are represented or (ii) more than 50% of the outstanding shares of each class of capital stock. The Fund may not:

        1. Make investments for the purpose of exercising control or management.


        2. Purchase or sell real estate, real estate limited partnerships, commodities or commodity contracts; provided that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon.

        3.   Issue senior securities or borrow money, except as permitted by
Section 18 of the 1940 Act.

        4. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in selling portfolio securities.

        5. Make loans to other persons, except that the Fund may purchase Municipal Bonds and other debt securities in accordance with its investment objective, policies and limitations.

        6. Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided that, for purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry.

Additional investment restrictions adopted by the Fund, which may be changed by the Board of Directors, provide that the Fund may not:

        a.   Purchase securities of other investment  companies, except to the
    extent that such  purchases are permitted by applicable law.   Applicable
    law currently prohibits the Fund from purchasing the securities of other investment companies except if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Fund, (ii) 5% of the Fund's total assets, taken at market value, would be invested in any one such company, (iii) 10% of the Fund's total assets, taken at market value, would be invested in such securities, and (iv) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one closed-end investment company.

        b. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction (3) above or except as may be necessary in connection with transactions in financial futures contracts and options thereon.

        c. Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

        d. Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except that the Fund may write, purchase and sell options and futures on Municipal Bonds,
    U.S.  Government  obligations  and   related  indices  or  otherwise   in
    connection with bona fide hedging activities and may purchase and sell Call Rights to require mandatory tender for the purchase of related Municipal Bonds.

        e.   Invest in securities  which cannot be readily  resold because of
    legal  or  contractual  restrictions,   or  which  cannot  otherwise   be


    marketed, redeemed, put to the issuer or to a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors of the Fund has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (each, a "Rule 144A security") and determined to be liquid by the Board of Directors are not subject to the limitations set forth in this investment restriction (e). Notwithstanding the fact that the Board may determine that a Rule 144A security is liquid and not subject to limitations set forth in this investment restriction (e), the State of Ohio does not recognize Rule 144A securities as securities that are free of restrictions as to resale.
To the extent required by Ohio law, the Fund will not invest more than 50% of its total assets in securities of unseasoned issuers or in securities that are restricted as to disposition, including Rule 144A securities.

        f. Invest in securities of companies having a record, together with predecessors, of less than three years of continuous operation, if more than 5% of the Fund's total assets would be invested in such securities. This restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

        For so long as shares of AMPS are rated by Moody's, the Fund will not change these additional investment restrictions unless it receives written confirmation from Moody's that engaging in such transactions would not impair the rating then assigned to the shares of AMPS by Moody's.

        If a percentage restriction on investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

        The Investment Adviser of the Fund and Merrill Lynch are owned and controlled by ML & Co. Because of the affiliation of Merrill Lynch with the Fund, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the 1940 Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. An exemptive order has been obtained which permits the Fund to effect principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities subject to conditions set forth in such order. The Fund may consider in the future requesting an order permitting other principal transactions with Merrill Lynch, but there can be no assurance that such application will be made and, if made, that such order would be granted.

                            DIRECTORS AND OFFICERS

        The Directors and executive officers of the Fund, their ages and their principal occupations during the last five years are set forth below. Unless otherwise noted, the address of each Director and executive officer is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

        ARTHUR ZEIKEL (63) President and Director(1)(2)--President of the Investment Adviser (which term, as used herein, includes the Investment Adviser's corporate predecessors) since 1977; President of Merrill Lynch Asset Management, L.P. ("MLAM") (which term, as used herein, includes MLAM's corporate predecessors) since 1977; President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; Executive Vice President of ML & Co. since 1990; Executive Vice President of Merrill Lynch since 1990 and a Senior Vice President thereof from 1985 to 1990; Director of the Distributor.


        RONALD W. FORBES (54)--Director(2)-- 1400 Washington Avenue, Albany, New York 12222. Professor of Finance, School of Business, State University of New York at Albany since 1989, and Associate Professor prior thereto; Member, Task Force on Municipal Securities Markets, Twentieth Century Fund.

        CYNTHIA A. MONTGOMERY (42)--Director(2)-- Harvard Business School, Soldiers Field Road, Boston, Massachusetts 02163. Professor, Harvard Business School since 1989; Associate Professor, J.L. Kellogg Graduate School of Management, Northwestern University, 1985-1989; Assistant Professor, Graduate School of Business Administration, The University of Michigan, 1979-1985; Director, UNUM Corporation.

        CHARLES C. REILLY (64)--Director(2)--9 Hampton Harbor Road, Hampton Bays, New York 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business, 1990; Adjunct Professor, Wharton School, The University of Pennsylvania, 1990; Partner, Small Cities CableVision since 1986.

        KEVIN A. RYAN (63)--Director(2) 127 Commonwealth Avenue, Chestnut Hill, Massachusetts 02167. Founder, current Director and Professor of The Boston University Center for the Advancement of Ethics and Character; Professor of Education at Boston University from 1982 until 1994; Formerly taught on the faculties of The University of Chicago, Stanford University and Ohio State University.

        RICHARD R. WEST (57)--Director(2) 482 Tepi Drive, Southbury, Connecticut 06488. Professor of Finance since 1984, and Dean from 1984 to 1993, New York University Leonard N. Stern School of Business Administration; Professor of Finance at The Amos Tuck School of Business Administration from 1976 to 1984 and Dean from 1976 to 1983; Director of Vornado, Inc. (real estate investment trust), Alexander's Inc. (real estate company), Bowne & Co., Inc. (financial printer), and Smith Corona Corporation (manufacturer of typewriters and word processors).

        TERRY K. GLENN (54)--Executive Vice President(1)(2)--Executive Vice President of the Investment Adviser and MLAM since 1983; President of the Distributor since 1986 and Director thereof since 1991.

        VINCENT R. GIORDANO (50)--Senior Vice President(1)(2)--Senior Vice President of the Investment Adviser and MLAM since 1984; Vice President of MLAM from 1980 to 1984; Senior Vice President of Princeton Services since 1993.

        DONALD C. BURKE (35)--Vice President(1)(2)-- Vice President and Director of Taxation of MLAM since 1990; employee of Deloitte & Touche LLP from 1982 to 1990.

        KENNETH A. JACOB-- (44)-Vice President(1)(2)--Vice President of MLAM since 1984.

        GERALD M. RICHARD (46)--Treasurer(1)(2)--Senior Vice President and Treasurer of the Investment Adviser and MLAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Treasurer of the Distributor since 1984 and Vice President since 1981.

        MARK  B.   GOLDFUS  (48)--Secretary(1)(2)--Vice   President  of   the
Investment Adviser and MLAM since 1985.


(1) Interested person, as defined in the 1940 Act, of the Fund.



(2) Such Director or officer is a director, trustee, officer or member of the advisory board of one or more investment companies for which the Investment Adviser or MLAM acts as investment adviser.

COMPENSATION OF DIRECTORS

        The Fund pays each Director not affiliated with the Investment Adviser an annual fee of $2,000 per year plus $400 per meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also compensates members of its Audit Committee, which consists of all of the Directors not affiliated with the Investment Adviser at a rate of $1,000 per meeting attended. The Chairman of the Audit Committee receives an additional fee of $1,000 per year.

        The following table sets forth compensation to be paid by the Fund to the non-interested Directors projected through the end of the Fund's first fiscal year and for the calendar year ended December 31, 1994 the aggregate compensation paid by all investment companies advised by the Investment Adviser and its affiliate, MLAM ("FAM/MLAM Advised Funds"), to the non-interested Directors.
















































                                                                                 Total Compensation
                                                            Pension or              from Fund and
                                        Aggregate       Retirement Benefits       FAM/MLAM Advised
                                      Compensation      Accrued as part of          Funds Paid to
Name of Director                        from Fund          Fund Expense               Directors
Ronald W. Forbes(1) . . . . . .            $6,600              None                     $154,400
Cynthia A. Montgomery(1)  . . .            $6,600              None                     $133,817
Charles C. Reilly(1)  . . . . .            $6,600              None                     $276,900
Kevin A. Ryan(1)  . . . . . . .            $6,600              None                     $154,400
Richard R. West(1)  . . . . . .            $7,600              None                     $300,900













































______________
(1) In addition to the Fund, the Directors serve on the boards of other FAM/MLAM Advised Funds as follows: Mr. Forbes (36 funds and portfolios); Ms. Montgomery (36 funds and portfolios); Mr. Reilly (53 funds and portfolios); Mr. Ryan (36 funds and portfolios); and Mr. West
(53 funds and portfolios).


             INVESTMENT ADVISORY AND ADMINISTRATIVE ARRANGEMENTS

        The Investment Adviser is an affiliate of MLAM, which is owned and controlled by ML & Co., a financial services holding company. The Investment Adviser provides the Fund with investment advisory and management services. The Investment Adviser or MLAM acts as the investment adviser for over 125 other registered investment companies. The Investment Adviser also offers portfolio management and portfolio analysis services to individuals and institutions. As of September 30, 1995, the Investment Adviser and MLAM had a total of approximately $189.4 billion in investment company and other portfolio assets under management (approximately $29.8 billion of which were invested in municipal securities), including accounts of certain affiliates of the Investment Adviser. The principal business address of the Investment Adviser is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

        The Investment Advisory Agreement with the Investment Adviser (the "Investment Advisory Agreement") provides that, subject to the direction of the Board of Directors of the Fund, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors.

        The Investment Adviser provides the portfolio management for the Fund. Such portfolio management will consider analyses from various sources (including brokerage firms with which the Fund does business), make the necessary investment decisions, and place orders for transactions accordingly. The Investment Adviser will also be responsible for the performance of certain administrative and management services for the Fund.

        Robert A. DiMella is the portfolio manager for the Fund and is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. DiMella has been an Assistant Vice President of MLAM since 1995 and a portfolio manager of the Investment Adviser and MLAM since 1993. Prior to joining MLAM, Mr. DiMella was an investment assistant with The Prudential Insurance Company of America from 1992 to 1993, a research associate with Portfolio Management Group from 1991 to 1992, and a financial reviewer with PMG Financial Support from 1989 to 1991.

        For the services provided by the Investment Adviser under the Investment Advisory Agreement, the Fund will pay a monthly fee at an annual rate of 0.50 of 1% of the Fund's average daily net assets (i.e., the average daily value of the total assets of the Fund, minus the sum of accrued liabilities of the Fund and accumulated dividends on the shares of Preferred Stock). For purposes of this calculation, average daily net assets are determined at the end of each month on the basis of the average net assets of the Fund for each day during the month.

        Under the terms of an administration agreement with the Fund (the "Administration Agreement"), the Investment Adviser also performs or arranges for the performance of the administrative services (i.e., services other than investment advice and related portfolio activities) necessary for the operation of the Fund, including paying all compensation of and furnishing office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the compensation of all Directors of the Fund who are affiliated persons of the Investment Adviser or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, expenses for legal and auditing services, taxes, costs of printing proxies, listing fees, if any, stock certificates and shareholder reports, charges of the Custodian and the Transfer Agent, Dividend Disbursing Agent and Shareholder Servicing Agent, charges of any auction agent and broker-dealers in connection with Preferred Stock of the Fund, expenses of registering shares of Common Stock and Preferred Stock under Federal and state securities laws, fees and expenses with respect to any issuance of Preferred Stock or any borrowing, Securities and Exchange Commission fees, fees and expenses of unaffiliated Directors, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund. Accounting services are provided to the Fund by the Investment Adviser, and the Fund reimburses the Investment Adviser for its costs in connection with such services.

        For the administrative services rendered to the Fund and the facilities furnished, the Fund pays the Investment Adviser a monthly fee at an annual rate of 0.25 of 1% of the Fund's average daily net assets determined in the same manner as the fee payable by the Fund under the Investment Advisory Agreement. The Investment Adviser may pay a portion of the fee received pursuant to the Administration Agreement to its affiliate, Merrill Lynch, for administrative services rendered in connection with the shares of AMPS. The combined advisory and administration fees are greater than the advisory fees paid by most funds, but are similar in amount to the fees paid by other continuously offered, closed-end funds.

        Certain states impose limitations on the expenses of the Fund. California's limitations require that the Investment Adviser reimburse the Fund in an amount necessary to prevent the ordinary operating expenses of the Fund (excluding interest, taxes, distribution fees, brokerage fees and commissions and extraordinary charges such as litigation costs) from exceeding 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets and 1.5% of the remaining average daily net assets. Under Ohio's limitations, the Investment Adviser must reimburse the Fund in an amount necessary to prevent the Fund's aggregate annual expenses (subject to the exclusions set forth above with the exception of distribution fees) from exceeding 2.0% of the Fund's average daily net assets. The Investment Adviser's obligation to reimburse the Fund is limited to the amount of the investment advisory fee. No fee payment will be made to the Investment Adviser during any fiscal year which will cause such expenses to exceed the most restrictive expense limitation applicable at the time of such payment.

        Unless earlier terminated as described below, the Investment Advisory and Administration Agreements will continue in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by the shareholders representing a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contracts or interested persons (as defined in the 1940 Act)
of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

        Securities held by the Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Investment Adviser or its affiliate act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities by the Investment Adviser for the Fund or other funds for which it acts as investment adviser or for advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or its affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

        Code of Ethics. The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which incorporates the Code of Ethics of the Investment Adviser (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Investment Adviser and, as described below, impose additional, more onerous, restrictions on Fund investment personnel.

        The Codes require that all employees of the Investment Adviser preclear any personal securities investment (with limited exceptions, such as U.S. Government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).


                            PORTFOLIO TRANSACTIONS

        Subject to policies established by the Board of Directors of the Fund, the Investment Adviser is primarily responsible for the execution of the Fund's portfolio transactions. In executing such transactions, the Investment Adviser seeks to obtain the best results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available.

        The Fund has no obligation to deal with any broker or dealer in the execution of transactions in portfolio securities. Subject to obtaining the best price and execution, securities firms which provided supplemental investment research to the Investment Adviser, including Merrill Lynch, may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement, and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information.

        The securities in which the Fund primarily will invest are traded in the over-the-counter markets, and the Fund intends to deal directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Under the 1940 Act, except as permitted by exemptive order, persons affiliated with the Fund are prohibited from dealing with the Fund as principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own account, the Fund will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions except that, pursuant to an exemptive order obtained by the Investment Adviser, the Fund may engage in principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities. See "Investment Restrictions". An affiliated person of the Fund may serve as its broker in over-the-counter transactions conducted on an agency basis.

        The Fund may also make loans to tax-exempt borrowers in individually negotiated transactions with the borrower. Because an active trading market may not exist for such securities, the prices that the Fund may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

PORTFOLIO TURNOVER

        Generally, the Fund does not purchase securities for short-term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other reasons, appears advisable to the Investment Adviser. While it is not possible to predict turnover rates with any certainty, at present it is anticipated that the Fund's annual portfolio turnover rate, under normal circumstances after the Fund's portfolio is invested in accordance with its investment objective, will be less than 100%. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.

                                    TAXES

GENERAL

        The Fund intends to elect and to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, in any taxable year in which it distributes at least 90% of its taxable net income and 90% of its tax-exempt net income (see below), the Fund (but not its shareholders) will not be subject to Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Fund intends to distribute substantially all of such income.

        The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year-end, plus certain undistributed amounts from previous years. The required distributions, however, are based only on the taxable income of a RIC. The excise tax, therefore, generally will not apply to the tax-exempt income of a RIC, such as the Fund, that pays exempt-interest dividends.

        The Internal Revenue Service (the "IRS"), in a revenue ruling, held that certain auction rate Preferred Stock would be treated as stock for Federal income tax purposes. The terms of the AMPS are substantially similar, but not identical, to the auction rate Preferred Stock discussed in the revenue ruling, and in the opinion of Brown & Wood, counsel to the Fund, the shares of AMPS will constitute stock of the Fund and distributions with respect to shares of AMPS (other than distributions in redemption of shares of AMPS subject to Section 302(b) of the Code) will constitute dividends to the extent of the Fund's current and accumulated earnings and profits as calculated for Federal income tax purposes. Nevertheless, it is possible that the IRS might take a contrary position, asserting, for example, that the shares of AMPS constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions below would not apply. Instead, distributions by the Fund to holders of shares of AMPS would constitute interest, whether or not they exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income. Counsel believes that such a position, if asserted by the IRS, would be unlikely to prevail.

        The Fund intends to qualify to pay "exempt-interest dividends" as defined in Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations exempt from Federal income tax ("tax-exempt obligations") under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund shall be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof paid by the Fund which are attributable to interest on tax-exempt obligations and designated by the Fund as exempt-interest dividends in a written notice mailed to the Fund's shareholders within 60 days after the close of its taxable year. To the extent that the dividends distributed to the Fund's shareholders are derived from interest income exempt from tax under Code Section 103(a) and are properly designated as exempt-interest dividends, they will be excludable from a shareholder's gross income for Federal tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person's Social Security and railroad retirement benefits subject to Federal income taxes. Interest on indebtedness incurred or continued to purchase or carry Fund shares is not deductible for Federal income tax purposes to the extent attributable to exempt-interest dividends. Each shareholder is advised to consult a tax adviser with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if such shareholder would be treated as a "substantial user" or "related person" under Code
Section 147(a) with respect to property financed with the proceeds of an issue of "industrial development bonds" or "private activity bonds," if any, held by the Fund.

        To the extent that the Fund's distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses ("ordinary income dividends"), such distributions will be considered ordinary income for Federal income tax purposes. Distributions, if any, from an excess of net long-term capital gains derived from the sale of securities or from certain transactions in futures or options ("capital gain dividends") are taxable as long-term capital gains for Federal income tax purposes, regardless of the length of time the shareholder has owned Fund shares. Distributions by the Fund, whether from exempt-interest income, ordinary income or capital gains, will not be eligible for the dividends received deduction allowed to corporations under the Code.

        All or a portion of the Fund's gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. In addition, such loss will be disallowed to the extent of any exempt-interest dividends received by the shareholder. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.



        The IRS has taken the position in a revenue ruling that if a RIC has two classes of shares, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including exempt interest and net long-term capital gains. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the RIC during such year that was paid to such class. Thus, the Fund is required to allocate a portion of its net capital gains and other taxable income to the shares of AMPS of each series. The Fund generally will notify the Auction Agent of the amount of any net capital gains and other taxable income to be included in any dividend on shares of AMPS prior to the Auction establishing the Applicable Rate for such dividend. Except for the portion of any dividend that it informs the Auction Agent will be treated as capital gains or other taxable income, the Fund anticipates that the dividends paid on the shares of AMPS will constitute exempt-interest dividends. The amount of net capital gains and ordinary income allocable to shares of AMPS (the "taxable distribution") will depend upon the amount of such gains and income realized by the Fund and the total dividends paid by the Fund on shares of Common Stock and shares of AMPS during a taxable year, but the taxable distribution generally is not expected to be significant.

        In the opinion of Brown & Wood, counsel to the Fund, under current law the manner in which the Fund intends to allocate items of tax-exempt income, net capital gains, and other taxable income, if any, between shares of Common Stock and shares of AMPS will be respected for Federal income tax purposes. However, the tax treatment of Additional Dividends may affect the Fund's calculation of each class' allocable share of capital gains and other taxable income. See "Tax Treatment of Additional Dividends". In addition, there is currently no direct guidance from the IRS or other sources specifically addressing whether the Fund's method for allocating tax-exempt income, net capital gains, and other taxable income between shares of Common Stock and shares of AMPS will be respected for Federal income tax purposes, and it is possible that the IRS could disagree with counsel's opinion and attempt to reallocate the Fund's net capital gains or other taxable income. In the event of a reallocation, some of the dividends identified by the Fund as exempt-interest dividends to holders of shares of AMPS may be recharacterized as additional capital gains or other taxable income. In the event of such recharacterization, the Fund would not be required to make payments to such shareholders to offset the tax effect of such reallocation. In addition, a reallocation may cause the Fund to be liable for income tax and excise tax on any reallocated taxable income. Brown & Wood has advised the Fund that, in its opinion, if the IRS were to challenge in court the Fund's allocations of income and gain, the IRS would be unlikely to prevail. A holder should be aware, however, that the opinion of Brown & Wood represents only its best legal judgment and is not binding on the IRS or the courts.

        The Code subjects interest received on certain otherwise tax-exempt securities to an alternative minimum tax. The alternative minimum tax will apply to interest received on "private activity bonds" issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference" which could subject investors in such bonds, including shareholders of the Fund, to an alternative minimum tax. The Fund intends to purchase such "private activity bonds" and will report to shareholders within 60 days after its taxable year-end the portion of its dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to an alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings", which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by the Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay an alternative minimum tax on exempt-interest dividends paid by the Fund.

        If at any time when shares of AMPS are outstanding the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to holders of Common Stock until the asset coverage is restored. See "Description of AMPS--Restrictions on Dividends and Other Payments". This may prevent the Fund from distributing at least 90% of its net income, and may, therefore, jeopardize the Fund's qualification for taxation as a RIC. Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund, in its sole discretion, may redeem shares of AMPS in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a RIC. See "Description of AMPS--Redemption". There can be no assurance, however, that any such action would achieve such objectives.

        As noted above, the Fund must distribute annually at least 90% of its net taxable and tax-exempt interest income. A distribution will only be counted for this purpose if it qualifies for the dividends paid deduction under the Code. Some types of Preferred Stock that the Fund currently contemplates issuing may raise an issue as to whether distributions on such Preferred Stock are "preferential" under the Code and therefore not eligible for the dividends paid deduction. The Fund intends to issue Preferred Stock that counsel advises will not result in the payment of a preferential dividend and may seek a private letter ruling from the IRS to that effect. If the Fund ultimately relies solely on a legal opinion when it issues such Preferred Stock, there is no assurance that the IRS would agree that dividends on the Preferred Stock are not preferential. If the IRS successfully disallowed the dividends paid deduction for dividends on the Preferred Stock, the Fund could be disqualified as a RIC. In this case, dividends on the Common Stock would not be exempt from Federal income taxes. Additionally, the Fund would be subject to the alternative minimum tax.

        Under certain Code provisions, some taxpayers may be subject to a 31% withholding tax on certain ordinary income dividends and on capital gain dividends and on redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

        Ordinary income dividends paid by the Fund to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

        The Code provides that every shareholder required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including the Fund) during the taxable year.

ENVIRONMENTAL TAX

        The Code imposes a deductible tax (the "Environmental Tax") on a corporation's modified alternative minimum taxable income (computed without regard to the alternative minimum tax net operating loss deduction and the deduction for the Environmental Tax) at a rate of $12 per $10,000 (0.12%) of alternative minimum taxable income in excess of $2,000,000. The Environmental Tax is imposed for taxable years beginning after December 31, 1986 and before January 1, 1996. The Environmental Tax is imposed even if the corporation is not required to pay an alternative minimum tax because the corporation's regular income tax liability exceeds its minimum tax liability. The Code provides, however, that a RIC, such as the Fund, is not subject to the Environmental Tax. However, exempt-interest dividends paid by the Fund that create alternative minimum taxable income for corporate shareholders (as described above) may subject corporate shareholders of the Fund to the Environmental Tax.

TAX TREATMENT OF ADDITIONAL DIVIDENDS

        If the Fund makes a Retroactive Taxable Allocation, it will pay Additional Dividends to holders of shares of AMPS who are subject to the Retroactive Taxable Allocation. See "Description of AMPS--Dividends-- Additional Dividends". The Federal income tax consequences of Additional Dividends under existing law are uncertain. The Fund intends to treat a holder as receiving a dividend distribution in the amount of any Additional Dividend only as and when such Additional Dividend is paid. An Additional Dividend generally will be designated by the Fund as an exempt-interest divided except as otherwise required by applicable law. However, the IRS may assert that all or part of an Additional Dividend is a taxable dividend either in the taxable year for which the Retroactive Taxable Allocation is made or in the taxable year in which the Additional Dividend is paid.

TAX TREATMENT OF OPTIONS AND FUTURES TRANSACTIONS

        The Fund may purchase or sell municipal bond index financial futures contracts and interest rate financial futures contracts on U.S. Government securities. The Fund may also purchase and write call and put options on such financial futures contracts. In general, unless an election is available to the Fund or an exception applies, such options and financial futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or financial futures contract will be treated as sold for its fair market value on the last day of the taxable year and any gain or loss attributable to Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.

        Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's transactions in financial futures contracts and related options. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain closing transactions in financial futures contracts or the related options.

        One of the requirements for qualification as a RIC is that less than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in effecting closing transactions within three months after entering into an option or financial futures contract.

STATE AND LOCAL TAXES

        The exemption from Federal income tax for exempt-interest dividends does not necessarily result in an exemption for such dividends under the
income  or   other  tax  laws  of  any   state  or  local  taxing  authority.


Shareholders are advised to consult their own tax advisers concerning state and local tax matters.


        The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and the Treasury Regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

        Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes.

                               NET ASSET VALUE

        Net asset value per share of Common Stock is determined as of 15 minutes after the close of business on the New York Stock Exchange (generally, 4:00 P.M. New York time) on each day during which the New York Stock Exchange is open for trading. For purposes of determining the net asset value of a share of Common Stock, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of AMPS is divided by the total number of shares of Common Stock outstanding at such time. Expenses, including the fees payable to the Investment Adviser, are accrued daily.

        The Municipal Bonds in which the Fund invests are traded primarily in the over-the-counter markets. In determining net asset value, the Fund utilizes the valuations of portfolio securities furnished by a pricing service approved by the Board of Directors. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. Municipal Bonds for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors. The Board of Directors has determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities. Obligations with remaining maturities of 60 days or less are valued at amortized cost, unless this method no longer produces fair valuations. Positions in futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods determined in good faith by the Board of Directors.

                         DESCRIPTION OF CAPITAL STOCK

        The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share, all of which shares were initially classified as Common Stock. The Board of Directors is authorized, however, to classify or reclassify any unissued shares of capital stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption. In this regard, the Board of Directors has reclassified 40,000 shares of unissued Common Stock as AMPS. For a description of the shares of AMPS, see "Description of AMPS".





        The following table shows the amount of (i) capital stock authorized, (ii) capital stock held by the Fund for its own account and (iii) capital stock outstanding for each class of authorized securities of the Fund as of December __, 1995.
































































                                                                                            Amount
                                                                                          Outstanding
                                                                                         (Exclusive of
                                                                       Amount Held        Amount Held
                                                                         By Fund          By Fund For
                                                       Amount          For Its Own            Its
                Title of Class                       Authorized          Account          Own Account
Common Stock  . . . . . . . . . . . . . . . .     199,960,000              -0-                -0-
Auction Market Preferred Stock  . . . . . . .          40,000              -0-                -0-














































COMMON STOCK

        Holders of Common Stock are entitled to share equally in dividends declared by the Board of Directors payable to holders of Common Stock and in the net assets of the Fund available for distribution to holders of Common Stock after payment of the preferential amounts payable to holders of any outstanding Preferred Stock. Neither holders of Common Stock nor holders of Preferred Stock have pre-emptive or conversion rights and shares of Common Stock are not redeemable. The outstanding shares of Common Stock are fully paid and non-assessable.

        Holders of Common Stock are entitled to one vote for each share held and will vote with the holders of any outstanding shares of AMPS or other Preferred Stock on each matter submitted to a vote of holders of Common Stock, except as described under "Description of AMPS--Voting Rights".

        Shareholders are entitled to one vote for each share held. The shares of Common Stock, AMPS and any other Preferred Stock do not have cumulative voting rights, which means that the holders of more than 50% of the shares of Common Stock, AMPS and any other Preferred Stock voting for the election of Directors can elect all of the Directors standing for election by such holders, and, in such event, the holders of the remaining shares of Common Stock, AMPS and any other Preferred Stock will not be able to elect any of such Directors.

        So long as any shares of AMPS or any other Preferred Stock are outstanding, holders of Common Stock will not be entitled to receive any dividends of or other distributions from the Fund unless all accumulated dividends on outstanding shares of AMPS and any other Preferred Stock have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to such AMPS and any other Preferred Stock would be at least 200% after giving effect to such distributions. See "Description of AMPS-- Restrictions on Dividends and Other Payments".

        The Fund expects to engage in a continuous offering of its Common Stock. No market presently exists for the Common Stock and it is not currently expected that a secondary market will develop. Since the Common Stock may not be considered readily marketable, the Board of Directors of the Fund presently intends, but is not required, to make tender offers on a quarterly basis to purchase the Common Stock from shareholders at the net asset value per share. The repurchase of Common Stock pursuant to tender offers may require that the Fund redeem all or a portion of outstanding shares of Preferred Stock, including the AMPS. See "Description of AMPS - Redemption".

        The Fund will send unaudited reports at least semi-annually and audited financial statements annually to all of its shareholders.

PREFERRED STOCK

        Under the Articles Supplementary, the Fund is authorized to issue an aggregate of 40,000 shares of AMPS, designated respectively: 8,000 shares of Series A AMPS, 8,000 shares of Series B AMPS, 8,000 shares of Series C AMPS, 8,000 shares of Series D AMPS and 8,000 shares of Series E AMPS. See "Description of AMPS". Under the 1940 Act, the Fund is permitted to have outstanding more that one series of Preferred Stock as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Neither holders of Common Stock nor holders of Preferred Stock have pre-emptive rights to purchase any shares of AMPS or any other Preferred Stock that might be issued. It is anticipated that the net asset value per share of the AMPS will equal its original purchase price per share plus accumulated dividends per share.


CERTAIN PROVISIONS OF THE CHARTER

        The Fund's Charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. A director may be removed from office with or without cause but only by vote of the holders of at least 66 2/3% of the votes entitled to be voted on the matter. A director elected by all of the holders of capital stock may be removed only by action of such holders, and a director elected by the holders of AMPS and any other Preferred Stock may be removed only by action of AMPS and any other Preferred Stock.

        In addition, the Charter requires the favorable vote of the holders of at least 66 2/3% of the Fund's shares of capital stock, then entitled to be voted, voting as a single class, to approve, adopt or authorize the following:

             (i) a merger or consolidation or statutory share exchange of the Fund with any other corporation,

             (ii) a sale of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), or

             (iii)   a liquidation or dissolution of the Fund,

unless such action has been approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of Directors fixed in accordance with the by-laws, in which case the affirmative vote of a majority of all of the votes entitled to be cast by shareholders of the Fund, voting as a single class, is required. Such approval, adoption or authorization of the foregoing would also require the favorable vote of at least a majority of the Fund's shares of Preferred Stock then entitled to be voted, including the AMPS, voting as a separate class.

        In addition, conversion of the Fund to an open-end investment company would require an amendment to the Fund's Charter. The amendment would have to be declared advisable by the Board of Directors prior to its submission to shareholders. Such an amendment would require the favorable vote of the holders of at least 66 2/3% of the Fund's outstanding shares of capital stock (including the AMPS and any other Preferred Stock) entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by at least two-thirds of the total number of Directors fixed in accordance with the by-laws), and, the affirmative vote of at least a majority of outstanding shares of Preferred Stock of the Fund (including the AMPS), voting as a separate class. Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the shareholders. Shareholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. All redemptions will be made in cash. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption. Conversion to an open-end investment company would also require redemption of all outstanding shares of Preferred Stock (including the AMPS) and would require changes in certain of the Fund's investment policies and restrictions, such as those relating to the issuance of senior securities and the borrowing of money.




        The Board of Directors has determined that the 66 2/3% voting requirements described above, which are greater than the minimum requirements under Maryland law or the 1940 Act, are in the best interests of shareholders generally. Reference should be made to the Charter on file with the Securities and Exchange Commission for the full text of these provisions.

                                  CUSTODIAN

        The Fund's securities and cash are held under a custody agreement with The Bank of New York, 90 Washington Street, New York, New York 10286.

                             PLAN OF DISTRIBUTION

        The AMPS are being offered on a continuing basis by the Fund through Merrill Lynch, which has agreed to use its best efforts to solicit purchasers of the AMPS.

        The AMPS are being offered at the price of $25,000 per share and Merrill Lynch will receive no commission or discount in connection with the sale of AMPS. The Fund reserves the sole right to withdraw, cancel or modify the offer without notice and may reject orders to purchase AMPS in whole or in part. Merrill Lynch has the right, in its discretion reasonably exercised, to reject any proposed purchase of AMPS in whole or in part.

        Merrill Lynch will act in Auctions as a Broker-Dealer as set forth under "Description of AMPS--The Auction--General--Broker-Dealer Agreements" and will be entitled to fees for services as a Broker-Dealer as set forth under "Description of AMPS--Broker-Dealers". Merrill Lynch also may provide information to be used in ascertaining the Reference Rate.

        Merrill Lynch is an affiliate of the Investment Adviser and may receive a portion of the fee paid to the Investment Adviser pursuant to the Administration Agreement for administrative services rendered in connection with the shares of AMPS. See "Investment Advisory and Administrative Arrangements".

        The Fund  anticipates that Merrill Lynch from time to time may act as
a  broker  in   connection  with  the  execution  of   the  Fund's  portfolio
transactions.

        The Fund and the Investment Adviser have agreed to indemnify Merrill Lynch against certain liabilities including liabilities under the 1933 Act.

           TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

        The transfer agent, dividend disbursing agent and registrar for the shares of AMPS will be IBJ Schroder Bank & Trust Company. The transfer agent, dividend disbursing agent and shareholder servicing agent for the shares of Common Stock is Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, a wholly-owned subsidiary of ML & Co.

                                LEGAL OPINIONS

        Certain legal matters in connection with the AMPS offered hereby will be passed upon for the Fund and Merrill Lynch by Brown & Wood, One World Trade Center, New York, New York 10048-0557. Brown

& Wood will rely as to matters of Maryland law on the opinion of Galland, Kharasch, Morse & Garfinkle, P.C., Canal Square, 1054 31st Street, N.W., Washington, D.C. 20007-4492.






                                   EXPERTS

        The statement of assets, liabilities and capital of the fund as of October 5, 1995 included in this Prospectus has been so included in reliance on the report of Deloitte & Touche LLP, independent auditors, given on their authority as experts in auditing and accounting. The principal business address of Deloitte & Touche LLP is 117 Campus Drive, Princeton, New Jersey 08540.

                         INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholder of
  Merrill Lynch Municipal Strategy Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital of Merrill Lynch Municipal Strategy Fund, Inc. as of October 5, 1995. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such statement of assets, liabilities and capital presents fairly, in all material respects, the financial position of Merrill Lynch Municipal Strategy Fund, Inc. as of October 5, 1995 in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey

October 17, 1995

                 MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC.

                 STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                               OCTOBER 5, 1995


ASSETS
    Cash  . . . . . . . . . . . . . . . . . . . . . . . . . . .      $100,000
    Prepaid registration fees (Note 1)  . . . . . . . . . . . .       114,578
    Deferred organization expenses (Note 1)   . . . . . . . . .      $220,422

      ------

        Total assets  . . . . . . . . . . . . . . . . . . . . .       435,000

LIABILITIES
    Accrued expenses (Note 1)   . . . . . . . . . . . . . . . . .     335,000



       -----

NET ASSETS  . . . . . . . . . . . . . . . . . . . . . . . . . .      $100,000

CAPITAL
    Common Stock, par value $.10 per share; 200,000,000 shares authorized; 10,000 shares issued and outstanding (Note 1)
                                                                   $    1,000
    Paid in Capital in excess of par  . . . . . . . . . . . . . .      99,000

       -----

        Total Capital--Equivalent to $10.00 net asset value per
        share of common stock (Note 1)  . . . . . . . . . . . . .    $100,000


            NOTES TO STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

NOTE 1.  ORGANIZATION

        The Fund was incorporated under the laws of the State of Maryland on July 13, 1994 as a closed-end, non-diversified management investment company and has had no operations other than the sale to Fund Asset Management, L.P. (the "Investment Adviser") of an aggregate of 10,000 shares of Common Stock for $100,000 on October 5, 1995.

        Prepaid registration fees are charged to income as the related shares are issued. Deferred organization costs will be amortized on a straight-line basis over a five-year period beginning with the commencement of operations of the Fund.

NOTE 2.  MANAGEMENT ARRANGEMENTS

        The Fund has engaged the Investment Adviser to provide investment advisory and administrative services to the Fund. The Investment Adviser will receive a monthly fee for advisory services, at an annual rate equal to
0.50 of 1% of the average daily net assets of the Fund, and a monthly fee for administrative services, at an annual rate equal to 0.25 of 1% of the average daily net assets of the Fund.

NOTE 3.  FEDERAL INCOME TAXES

        The Fund intends to qualify as a "regulated investment company" and as such (and by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended) will not be subject to Federal income tax on taxable income (including realized capital gains) that is distributed to shareholders.

                 MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC.
                           SCHEDULE OF INVESTMENTS
                                 (UNAUDITED)
                              NOVEMBER ___, 1995

                                  (TO COME)

                                   GLOSSARY

        "'AA' (AA) Composite Commercial Paper Rate," on any Valuation Date, means (i) the Interest Equivalent of the rate on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or "Aa" by Moody's or the equivalent of such rating by another nationally recognized statistical rating organization, as such rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day immediately preceding such date, or (ii) in the event that the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the Interest Equivalent of the rate on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by Merrill Lynch, Pierce, Fenner & Smith Incorporated or its
successors that are Commercial Paper Dealers, to the Auction Agent for the close of business on the Business Day immediately preceding such date. If one of the Commercial Paper Dealers does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite Commercial Paper Rate will be determined on the basis of the quotation or quotations furnished by any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Fund to provide such rate or rates not being supplied by the Commercial Paper Dealer. If the number of Dividend Period days shall be (i) 7 or more but fewer than 49 days, such rate shall be the Interest Equivalent of the 30-day rate on such commercial paper; (ii) 49 or more but fewer than 70 days, such rate shall be the Interest Equivalent of the 60-day rate on such commercial paper; (iii) 70 or more days but fewer than 85 days, such rate shall be the arithmetic average of the Interest Equivalent of the 60-day and 90-day rates on such commercial paper; (iv) 85 or more days but fewer than 99 days, such rate shall be the Interest Equivalent of the 90-day rate on such commercial paper; (v) 99 or more days but fewer than 120 days, such rate shall be the arithmetic average of the Interest Equivalent of the 90-day and 120-day rates on such commercial paper; (vi) 120 or more days but fewer than 141 days, such rate shall be the Interest Equivalent of the 120-day rate on such commercial paper; (vii) 141 or more days but fewer than 162 days, such rate shall be the arithmetic average of the Interest Equivalent of the 120-day and 180-day rates on such commercial paper; and (viii) 162 or more days but fewer than 183 days, such rate shall be the Interest Equivalent of the 180-day rate on such commercial paper.

        "Additional Dividend" has the meaning set forth on page __ of this Prospectus.

        "Agent Member" means the member of the Securities Depository that will act on behalf of a Beneficial Owner of one or more shares of AMPS or on behalf of a Potential Beneficial Owner.

        "AMPS" means the Auction Market Preferred Stock, Series A, the Auction Market Preferred Stock, Series B, the Auction Market Preferred Stock, Series C, the Auction Market Preferred Stock, Series D and the Auction Market Preferred Stock, Series E, each with a par value of $.10 per share and a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared), of the Fund.

        "AMPS Basic Maintenance Amount" has the meaning set forth on page __ of this Prospectus.

        "AMPS Basic Maintenance Cure Date" has the meaning set forth on page __ of this Prospectus.

        "AMPS Basic Maintenance Report" has the meaning set forth on page __ of this Prospectus.

        "Anticipation Notes" means the following Municipal Bonds: revenue anticipation notes, tax anticipation notes, tax and revenue anticipation notes, grant anticipation notes and bond anticipation notes.

        "Applicable Percentage" has the meaning set forth on page __ of this Prospectus.

        "Applicable Rate" means the rate per annum at which cash dividends are payable on shares of AMPS for any Dividend Period.


        "Articles Supplementary" means the Articles Supplementary of the Fund specifying the powers, preferences and rights of the shares of AMPS.

        "Auction" means a periodic operation of the Auction Procedures.

        "Auction Agent" means IBJ Schroder Bank & Trust Company unless and until another commercial bank, trust company or other financial institution appointed by a resolution of the Board of Directors of the Fund or a duly authorized committee thereof enters into an agreement with the Fund to follow the Auction Procedures for the purpose of determining the Applicable
Rate and to act as transfer agent, registrar, dividend disbursing agent and redemption agent for the AMPS.

        "Auction Agent Agreement" means the agreement entered into between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for the purpose of determining the Applicable Rate.

        "Auction Date" has the meaning set forth on page __ of this Prospectus.

        "Auction Procedures" means the procedures for conducting Auctions set forth in Appendix C to this Prospectus.

        "Available AMPS" has the meaning specified in Paragraph 10(d)(i) of the Auction Procedures.

        "Beneficial Owner" means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or if applicable, the Auction Agent) as a holder of shares of AMPS or a Broker-Dealer that holds AMPS for its own account.

        "Bid" has the meaning specified in Subsection 10(b)(i) of the Auction Procedures.

        "Bidder" has the meaning specified in Subsection 10(b)(i) of the Auction Procedures.

        "Board of Directors" or "Board" means the Board of Directors of the Fund.

        "Broker-Dealer" means any broker-dealer, or other entity permitted by law to perform the functions required of a Broker-Dealer in the Auction Procedures, that has been selected by the Fund and has entered into a Broker-Dealer Agreement with the Auction Agent that remains effective.

        "Broker-Dealer Agreement" means an agreement entered into between the Auction Agent and a Broker-Dealer, including Merrill Lynch, Pierce, Fenner & Smith Incorporated, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

        "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in The City of New York are authorized or obligated by law to close.

        "Cede" means Cede & Co., the nominee of DTC, and in whose name the shares of AMPS initially will be registered.

        "Charter" means the Articles of Incorporation, as amended and supplemented (including the Articles Supplementary), of the Fund.

        "Code" means the Internal Revenue Code of 1986, as amended.



        "Commercial Paper Dealers" means Merrill Lynch, Pierce, Fenner & Smith Incorporated and such other commercial paper dealer or dealers as the Fund from time to time may appoint or, in lieu thereof, their respective affiliates and successors.

        "Common Stock" means the Common Stock, par value $.10 per share, of the Fund.

        "Date of Original Issue" means, with respect to each share of AMPS, the date on which such share first is issued by the Fund.

        "Discount Factor" means a Moody's Discount Factor or an S&P Discount Factor, as the case may be.

        "Discounted Value" of any asset of the Fund means (i) with respect to an S&P Eligible Asset, the quotient of the market value thereof divided by the applicable S&P Discount Factor and (ii) with respect to a Moody's Eligible Asset, the lower of par and the quotient of the market value thereof divided by the applicable Moody's Discount Factor.

        "Dividend Payment Date" has the meaning set forth on page __ of this Prospectus.

        "Dividend Periods" has the meaning set forth on page __ of this Prospectus.

        "DTC" means The Depository Trust Company.

        "Eligible Assets" means Moody's Eligible Assets or S&P Eligible Assets, as the case may be.

        "Existing Holder" means a Broker-Dealer or any such other person as may be permitted by the Fund that is listed as the holder of record of shares of AMPS in the records of the Auction Agent.

        "Forward Commitment" has the meaning set forth on page __ of this Prospectus.

        "Fund" means Merrill Lynch Municipal Strategy Fund, Inc., a Maryland corporation that is the issuer of the AMPS.

        "Hold Order" has the meaning specified in Subsection 10(b)(i) of the Auction Procedures.

        "Initial Dividend Payment Date" means the Initial Dividend Payment Date as determined by the Board of Directors of the Fund with respect to each series of AMPS.

        "Initial Dividend Period" means, with respect to the AMPS, the period from and including the first Date of Original Issue for each series of AMPS to but excluding the Initial Dividend Payment Date for each series of AMPS.

        "Initial Margin" means the amount of cash or securities deposited with a broker as a margin payment at the time of purchase or sale of a financial futures contract.

        "Interest Equivalent" means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

        "Investment Adviser" means Fund Asset Management, L.P.



        "IRS" means the United States Internal Revenue Service.

        "Long Term Dividend Period" has the meaning set forth on page __ of this Prospectus.

        "Mandatory Redemption Price" has the meaning set forth on page __ of this Prospectus.

        "Marginal Tax Rate" means the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate, whichever is greater.

        "Maximum   Applicable  Rate"   has   the  meaning   specified   under
"Description of AMPS--The Auction--Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" in the Prospectus.

        "Maximum Potential Additional Dividend Liability" has the meaning set forth on page __ of this Prospectus.

        "Moody's" means Moody's Investors Service, Inc. or its successors.

        "Moody's Discount Factor" has the meaning set forth on page __ of this Prospectus.

        "Moody's Eligible Assets" has the meaning set forth on page __ of this Prospectus.

        "Moody's Exposure Period" means a period that is the same length or longer than the number of days used in calculating the cash dividend component of the AMPS Basic Maintenance Amount and initially shall be the period commencing on and including a given Valuation Date and ending 48 days thereafter.

        "Moody's Hedging Transactions" has the meaning set forth on page ___ of this Prospectus.

        "Moody's Volatility Factor" means 272% as long as there has been no increase enacted to the Marginal Tax Rate. If such an increase is enacted but not yet implemented, the Moody's Volatility Factor shall be as follows:


























          % Change in                                                                Moody's
       Marginal Tax Rate                                                        Volatility Factor
                             5%                                                              292%
                   >5% but  10%                                                              313%
                  >10% but  15%                                                              338%
                  >15% but  20%                                                              364%
                  >20% but  25%                                                              396%
                  >25% but  30%                                                              432%
                  >30% but  35%                                                              472%
                  >35% but  40%                                                              520%













































Notwithstanding the foregoing, the Moody's Volatility Factor may mean such other potential dividend rate increase factor as Moody's advises the Fund in writing is applicable.

        "Municipal Bonds" has the meaning set forth on page __ of this Prospectus.

        "Municipal Index" has the meaning set forth on page __ of this Prospectus.

        "1940 Act" means the Investment Company Act of 1940, as amended from time to time.

        "1940 Act AMPS Asset Coverage" has the meaning set forth on page __ of this Prospectus.

        "1940 Act Cure Date" has the meaning set forth on page __ of this Prospectus.

        "Non-Call  Period"  has  the  meaning   set  forth  under   "Specific
Redemption Provisions" below.

        "Non-Payment Period" has the meaning set forth on page __ of this Prospectus.

        "Non-Payment Period Rate" has the meaning set forth on page ____ of this Prospectus.

        "Notice of Revocation" has the meaning set forth on page ___ of this Prospectus.

        "Notice of Special Dividend Period" has the meaning set forth on page ___ of this Prospectus.

        "Optional Redemption Price" has the meaning set forth on page ___ of this Prospectus.

        "Order" has the meaning specified in Subsection 10(b)(i) of the Auction Procedures.

        "Potential Beneficial Owner" means a customer of a Broker-Dealer or a Broker-Dealer that is not a Beneficial Owner of shares of AMPS but that wishes to purchase such shares, or that is a Beneficial Owner that wishes to purchase additional shares of AMPS.

        "Potential Holder" means any Broker-Dealer or any such other person as may be permitted by the Fund, including any Existing Holder, who may be interested in acquiring shares of AMPS (or, in the case of an Existing Holder, additional shares of AMPS).

        "Preferred Stock" means Preferred Stock, par value $.10 per share, of the Fund.

        "Premium Call Period" has the meaning set forth under "Specific Redemption Provisions" below.

        "Receivables For Municipal Bonds Sold," for purposes of determining S&P Eligible Assets, has the meaning set forth on page __ of this Prospectus.

        "Receivables for Municipal Bonds Sold," for purposes of determining Moody's Eligible Assets, has the meaning set forth on page __ of this Prospectus.


        "Reference Rate" means: (i) with respect to a Dividend Period or a Short Term Dividend Period having 28 or fewer days, the higher of the applicable "AA" Composite Commercial Paper Rate and the Taxable Equivalent of the Short Term Municipal Bond Rate, (ii) with respect to any Short Term Dividend Period, having more than 28 but fewer than 183 days, the applicable "AA" Composite Commercial Paper Rate, (iii) with respect to any Short Term Dividend Period having 183 or more but fewer than 364 days, the applicable U.S. Treasury Bill Rate and (iv) with respect to any Long Term Dividend Period, the applicable U.S. Treasury Note Rate.

        "Request for Special Dividend Period" has the meaning set forth on page ___ of this Prospectus.

        "Response" has the meaning set forth on page ___ of this Prospectus.

        "Retroactive Taxable Allocation" has the meaning set forth on page ___ of this Prospectus.

        "S&P" means Standard & Poor's Ratings Group or its successors.

        "S&P Discount Factor" has the meaning set forth on page ___ of this Prospectus.

        "S&P Eligible Assets" has the meaning set forth on page ___ of this Prospectus.

        "S&P Exposure Period" means the maximum period of time following a Valuation Date, including the Valuation Date and the AMPS Basic Maintenance Cure Date, that the Fund has under the Articles Supplementary to cure any failure to maintain, as of such Valuation Date, a Discounted Value for its portfolio at least equal to the AMPS Basic Maintenance Amount.

        "S&P Hedging Transactions" has the meaning set forth on page __ of this Prospectus.

        "S&P Volatility Factor" means 277% or such other potential dividend rate increase factor as S&P advises the Fund in writing is applicable.

        "Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with shares of AMPS.

        "Sell Order" has the meaning specified in Subsection 10(b)(i) of the Auction Procedures.

        "7-Day Dividend Period" means a Dividend Period consisting of seven days.

        "Short Term Dividend Period" has the meaning set forth on page __ of this Prospectus.

        "Special Dividend Period" has the meaning set forth on page __ of this Prospectus.

        "Specific Redemption Provisions" means, with respect to a Special Dividend Period, either, or any combination of, (i) a period (a "Non-Call Period") determined by the Board of Directors of the Fund, after consultation with the Auction Agent and the Broker-Dealers, during which the shares of AMPS subject to such Dividend Period shall not be subject to redemption at the option of the Fund and (ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Board of Directors of the Fund, after consultation with the Auction Agent and the Broker-Dealers, during each year of which the shares of AMPS subject to such Dividend Period shall be redeemable at the Fund's option at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $25,000, as determined by the Board of Directors of the Fund after consultation with the Auction Agent and the Broker-Dealers.

        "Submission   Deadline"  has  the  meaning  specified  in  Subsection
10(a)(x) of the Auction Procedures.

        "Submitted Bid" has the meaning specified in Subsection 10(d)(i) of the Auction Procedures.

        "Submitted Hold Order" has the meaning specified in Subsection 10(d)(i) of the Auction Procedures.

        "Submitted Order" has the meaning specified in Subsection 10(d)(i) of the Auction Procedures.

        "Submitted Sell Order" has the meaning specified in Subsection 10(d)(i) of the Auction Procedures.

        "Subsequent Dividend Period" means each Dividend Period after the Initial Dividend Period.

        "Substitute Rating Agency" and "Substitute Rating Agencies" shall mean a nationally recognized statistical rating organization or two nationally recognized statistical rating organizations, respectively, selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated, or its respective affiliates and successors, after consultation with the Fund, to act as a substitute rating agency or substitute rating agencies, as the case may be, to determine the credit ratings of the AMPS.

        "Sufficient Clearing Bids" has the meaning specified in Subsection 10(d)(i) of the Auction Procedures.

        "Taxable Equivalent of the Short-Term Municipal Bond Rate" on any date means 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30 day High Grade Index (the "Kenny Index"), or any successor index made available for the Business Day immediately preceding such date but in any event not later than 8:30
A.M., New York City time, on such date by Kenny Information Systems Inc. or any successor thereto, based upon 30-day yield evaluations at par of bonds the interest on which is excludable for regular Federal income tax purposes under the Code of "high grade" component issuers selected by Kenny Information Systems Inc. or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds but shall exclude any bonds the interest on which constitutes an item of tax preference under Section 57(a) (5) of the Code, or successor provisions, for purposes of the "alternative minimum tax," divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal); provided, however, that if the Kenny Index is not made so available by 8:30 A.M., New York City time, on such date by Kenny Information Systems Inc. or any successor, the Taxable Equivalent of the Short-Term Municipal Bond Rate shall mean the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the most recent Kenny Index so made available for any preceding Business Day, divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal). The Fund may not utilize a successor index to the Kenny Index unless Moody's and S&P provide the Fund with written confirmation that the use of such successor index will not adversely affect the then-current respective Moody's and S&P ratings of the AMPS.




        "Treasury Bonds" has the meaning set forth on page __ of this Prospectus.

        "28-Day Dividend  Period" means  a Dividend  Period consisting of  28 days.

        "U.S. Treasury Bill Rate" on any date means (i) the Interest Equivalent of the rate on the actively traded Treasury Bill with a maturity most nearly comparable to the length of the related Dividend Period, as such rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York in its Composite 3:30 P.M. Quotations for U.S. Government Securities report for such Business Day, or (ii) if such yield as so calculated is not available, the Alternate Treasury Bill Rate on such date. "Alternate Treasury Bill Rate" on any date means the Interest Equivalent of the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded Treasury Bill with a maturity most nearly comparable to the length of the related Dividend Period, as determined by bid price quotations as of any time on the Business
Day immediately preceding such date, obtained from at least three recognized primary U.S. Government securities dealers selected by the Auction Agent.

        "U.S. Treasury Note Rate" on any date means (i) the yield as calculated by reference to the bid price quotation of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as such bid price quotation is published on the Business Day immediately preceding such date by the Federal Reserve Bank of New York in its Composite 3:30 P.M. Quotations for U.S. Government Securities report for such Business Day, or (ii) if such yield as so calculated is not available, the Alternate Treasury Note Rate on such date. "Alternate Treasury Note Rate" on any date means the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as determined by the bid price quotations as of any time on the Business Day immediately preceding such date, obtained from at least three recognized primary U.S. Government securities dealers selected by the Auction Agent.

        "Valuation Date" has the meaning set forth on page __ of this Prospectus.

        "Variation Margin" means, in connection with an outstanding financial futures contract owned or sold by the Fund, the amount of cash or securities paid to or received from a broker (subsequent to the Initial Margin payment) from time to time as the price of such financial futures contract fluctuates.

        "Winning Bid Rate" has the meaning specified in Subsection 10(d)(i) of the Auction Procedures.

                                  APPENDIX A

               RATINGS OF MUNICIPAL BONDS AND COMMERCIAL PAPER

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ("MOODY'S") MUNICIPAL BOND RATINGS

        Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


        Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba--Bonds  which   are  rated  Ba  are  judged  to  have  speculative
elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca--Bonds  which  are   rated  Ca  represent  obligations  which  are
speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        Con. (...)--Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

        Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

        Short-term Notes and Variable Rate Demand Obligations: The four ratings of Moody's for short-term notes and VRDOs are MIG-1/VMIG-1, MIG-2/VMIG-2, MIG-3/VMIG-3, and MIG-4/VMIG-4; MIG-1/VMIG-1 denotes "best quality, enjoying strong protection from established cash flows"; MIG-2/VMIG-2 denotes "high quality" with "ample margins of protection"; MIG-3/VMIG-3 instruments are of "favorable quality...but lacking the undeniable strength of the preceding grades"; MIG-4/VMIG-4 instruments are of "adequate quality, carrying specific risk but having protection...and not distinctly or predominantly speculative".

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

        Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

        Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and with established access to a range of financial markets and assured sources of alternate liquidity.

        Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.
The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

        Issuers rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S ("STANDARD & POOR'S") MUNICIPAL DEBT RATINGS

        A Standard & Poor's municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.
This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

        The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

        The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources Standard & Poor's
considers  reliable.   Standard  &  Poor's  does  not  perform  an  audit  in
connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

        The  ratings  are  based,  in  varying  degrees,  on   the  following
considerations:

             I.  Likelihood  of  default-capacity  and   willingness  of  the
    obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

             II. Nature of and provisions of the obligation;

             III.    Protection  afforded to, and  relative position  of, the
    obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

        AAA--Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

        AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

        A--Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

        BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

        BB, B, CCC, CC, C--Debt rated "BB", "B", "CCC", "CC" and "C" is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

        BB--Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

        B--Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

        CCC--Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

        CC--The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.




        C--The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating.
The "C" rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

        C1--The rating "C1" is reserved for income bonds on which no interest is being paid.

        D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

        A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The three designations in the "A" category are as follows:

        A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a "+" designation.

        A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

        A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

        B--Issues rated "B" are regarded as having only speculative capacity for timely payment.

        C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

        D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

        A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

        A Standard & Poor's municipal note rating reflects the liquidity concerns and market access risks unique to such notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.



        Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

        Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

        Note rating symbols are as follows:

        SP-1     A very  strong, or  strong, capacity  to pay  principal  and
                 interest.     Issues   that   possess   overwhelming  safety
                 characteristics will be given a "+" designation.

        SP-2     A satisfactory capacity to pay principal and interest.

        SP-3     A speculative capacity to pay principal and interest.

DESCRIPTION OF FITCH INVESTORS SERVICE, INC.'S ("FITCH") INVESTMENT GRADE BOND RATINGS

        Fitch investment grade bond ratings provide a guide to investors in
determining  the credit  risk associated  with  a particular  security.   The
rating represents Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

        The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

        Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

        Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

        Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

        Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be
reliable.   Fitch does  not audit  or verify  the truth  or accuracy  of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

        AAA--Bonds  considered  to be  investment  grade and  of the  highest
credit quality.    The obligor  has an  exceptionally strong  ability to  pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

        AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

        A--Bonds  considered to  be  investment  grade  and  of  high  credit
quality.    The obligor's  ability  to pay  interest  and repay  principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

        BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

Credit  Trend  Indicator:    Credit  trend  indicators  show  whether  credit
fundamentals are improving, stable, declining, or uncertain, as follows:

Improving
Stable
Declining

Uncertain

Credit trend indicators are not predictions that any rating change will occur, and have a longer-term time frame than issues placed on FitchAlert.

NR indicates that Fitch does not rate the specific issue.

        CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

        SUSPENDED: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

        WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FITCHALERT: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive" indicating a potential upgrade, "Negative" for potential downgrade, or "Evolving" where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within three to 12 months.

DESCRIPTION OF FITCH'S SPECULATIVE GRADE BOND RATINGS

        Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

        The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.





        Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

        BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

        B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

        CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

        CC--Bonds are minimally protected.   Default in  payment of  interest
and/or principal seems probable over time.

        C--Bonds  are  in  imminent   default  in  payment   of  interest  or
principal.

        DDD, DD, and D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

DESCRIPTION OF FITCH'S INVESTMENT GRADE SHORT-TERM RATINGS

        Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

        The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

        Fitch short-term ratings are as follows:

        F-1+     Exceptionally  Strong Credit Quality.   Issues assigned this
                 rating are regarded as having the strongest degree of assurance for timely payment.

        F-1      Very Strong  Credit Quality.   Issues  assigned this  rating
                 reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

        F-2      Good  Credit Quality.   Issues  assigned this rating  have a
                 satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned
"F-1+" and "F-1" ratings.

        F-3      Fair  Credit  Quality.    Issues assigned  this  rating have
                 characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

        F-4 Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

        D        Default.    Issues assigned  this rating  are  in  actual or
                 imminent payment default.

        LOC The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

                                                                   APPENDIX B
                            SETTLEMENT PROCEDURES

        The following summary of Settlement Procedures sets forth the procedures expected to be followed in connection with the settlement of each Auction and will be incorporated by reference in the Auction Agent Agreement and each Broker-Dealer Agreement. Nothing contained in this Appendix B constitutes a representation by the Fund that in each Auction each party referred to herein actually will perform the procedures described herein to be performed by such party. Capitalized terms used herein shall have the respective meanings specified in the glossary of this Prospectus or Appendix C hereto, as the case may be.

        (a)  On  each   Auction  Date,  the  Auction  Agent  shall  notify  by
telephone or through the Auction Agent's Processing System the Broker-Dealers that participated in the Auction held on such Auction Date and submitted an Order on behalf of any Beneficial Owner or Potential Beneficial Owner of:

             (i) the Applicable Rate fixed for the next succeeding Dividend Period;

             (ii)    whether  Sufficient   Clearing  Bids  existed   for  the
    determination of the Applicable Rate;

             (iii)   if  such  Broker-Dealer   (a  "Seller's  Broker-Dealer")
    submitted a Bid or a Sell Order on behalf of a Beneficial Owner, the number of shares, if any, of AMPS to be sold by such Beneficial Owner;

             (iv)    if  such   Broker-Dealer  (a   "Buyer's  Broker-Dealer")
    submitted a Bid on behalf of a Potential Beneficial Owner, the number of shares, if any, of AMPS to be purchased by such Potential Beneficial
Owner;

             (v) if the aggregate number of shares of AMPS to be sold by all Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid or a Sell Order exceeds the aggregate number of shares of AMPS to be purchased by all Potential Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid, the name or names of one or more Buyer's Broker-Dealers (and the name of the Agent Member, if any, of each such Buyer's Broker-Dealer) acting for one or more purchasers of such excess number of shares of AMPS and the number of such shares to be purchased from one or more Beneficial Owners on whose behalf such Broker-Dealer acted by one or more Potential Beneficial Owners on whose behalf each of such Buyer's Broker-Dealers acted;





             (vi) if the aggregate number of shares of AMPS to be purchased by all Potential Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid exceeds the aggregate number of shares of
AMPS to be sold by all Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid or a Sell Order, the name or names of one or more Seller's Broker-Dealers (and the name of the Agent Member, if any, of each such Seller's Broker-Dealer) acting for one or more sellers of such excess number of shares of AMPS and the number of such shares to be sold to one or more Potential Beneficial Owners on whose behalf such Broker-Dealer acted by one or more Beneficial Owners on whose behalf each of such Seller's Broker-Dealers acted; and

             (vii) the Auction Date of the next succeeding Auction with respect to the AMPS.

        (b) On each Auction Date, each Broker-Dealer that submitted an Order on behalf of any Beneficial Owner or Potential Beneficial Owner shall:

             (i) in the case of a Broker-Dealer that is a Buyer's Broker-Dealer, instruct each Potential Beneficial Owner on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, to instruct such Potential Beneficial Owner's Agent Member to pay to such Broker-Dealer (or its Agent Member) through the Securities Depository the amount necessary to purchase the number of shares of AMPS to be purchased pursuant to such Bid against receipt of such shares and advise such Potential Beneficial Owner of the Applicable Rate for the next succeeding Dividend Period;

             (ii) in the case of a Broker-Dealer that is a Seller's Broker-Dealer, instruct each Beneficial Owner on whose behalf such Broker-Dealer submitted a Sell Order that was accepted, in whole or in part, or a Bid that was accepted, in whole or in part, to instruct such
Beneficial Owner's Agent Member to deliver to such Broker-Dealer (or its Agent Member) through the Securities Depository the number of shares of AMPS to be sold pursuant to such Order against payment therefor and advise any such Beneficial Owner that will continue to hold shares of AMPS of the Applicable Rate for the next succeeding Dividend Period;

             (iii) advise each Beneficial Owner on whose behalf such Broker-Dealer submitted a Hold Order of the Applicable Rate for the next succeeding Dividend Period;

             (iv) advise each Beneficial Owner on whose behalf such Broker-Dealer submitted an Order of the Auction Date for the next succeeding Auction; and

             (v) advise each Potential Beneficial Owner on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, of the Auction Date for the next succeeding Auction.

        (c) On the basis of the information provided to it pursuant to (a) above, each Broker-Dealer that submitted a Bid or a Sell Order on behalf of a Potential Beneficial Owner or a Beneficial Owner shall, in such manner and at such time or times as in its sole discretion it may determine, allocate any funds received by it pursuant to (b) (i) above and any shares of AMPS received by it pursuant to (b) (ii) above among the Potential Beneficial Owners, if any, on whose behalf such Broker-Dealer submitted Bids, the Beneficial Owners, if any, on whose behalf such Broker-Dealer submitted Bids that were accepted or Sell Orders, and any Broker-Dealer or Broker-Dealers identified to it by the Auction Agent pursuant to (a) (v) or (a)(vi) above.

        (d)  On each Auction Date:



             (i) each Potential Beneficial Owner and Beneficial Owner shall instruct its Agent Member as provided in (b) (i) or (ii) above, as the case may be;

             (ii) each Seller's Broker-Dealer which is not an Agent Member of the Securities Depository shall instruct its Agent Member to (A) pay through the Securities Depository to the Agent Member of the Beneficial Owner delivering shares to such Broker-Dealer pursuant to (b)(ii) above the amount necessary to purchase such shares against receipt of such shares, and (B) deliver such shares through the Securities Depository to a Buyer's Broker-Dealer (or its Agent Member) identified to such Seller's Broker-Dealer pursuant to (a)(v) above against payment therefor; and

             (iii) each Buyer's Broker-Dealer which is not an Agent Member of the Securities Depository shall instruct its Agent Member to (A) pay through the Securities Depository to a Seller's Broker-Dealer (or its Agent Member) identified pursuant to (a) (vi) above the amount necessary to purchase the shares to be purchased pursuant to (b)(i) above against receipt of such shares, and (B) deliver such shares through the Securities
Depository to the Agent Member of the purchaser thereof against payment therefor.

        (e)  On the day after the Auction Date:

             (i) each Bidder's Agent Member referred to in (d) (i) above shall instruct the Securities Depository to execute the transactions described in (b) (i) or (ii) above, and the Securities Depository shall execute such transactions;

             (ii) each Seller's Broker-Dealer or its Agent Member shall instruct the Securities Depository to execute the transactions described in (d)(ii) above, and the Securities Depository shall execute such transactions; and

             (iii) each Buyer's Broker-Dealer or its Agent Member shall instruct the Securities Depository to execute the transactions described in (d) (iii) above, and the Securities Depository shall execute such transactions.

        (f) If a Beneficial Owner selling shares of AMPS in an Auction fails to deliver such shares (by authorized book-entry), a Broker-Dealer may deliver to the Potential Beneficial Owner on behalf of which it submitted a Bid that was accepted a number of whole shares of AMPS that is less than the number of shares that otherwise was to be purchased by such Potential Beneficial Owner. In such event, the number of shares of AMPS to be so delivered shall be determined solely by such Broker-Dealer. Delivery of such lesser number of shares shall constitute good delivery. Notwithstanding the foregoing terms of this paragraph (f), any delivery or non-delivery of shares which shall represent any departure from the results of an Auction, as determined by the Auction Agent, shall be of no effect unless and until the Auction Agent shall have been notified of such delivery or non-delivery in accordance with the provisions of the Auction Agent Agreement and the Broker-Dealer Agreements.

                                                                   APPENDIX C
                              AUCTION PROCEDURES

        The following procedures will be set forth in provisions of the Articles Supplementary relating to the AMPS, and will be incorporated by reference in the Auction Agent Agreement and each Broker-Dealer Agreement. The terms not defined below are defined in the forepart of this Prospectus. Nothing contained in this Appendix C constitutes a representation by the Fund that in each Auction each party referred to herein actually will perform the procedures described herein to be performed by such party.

PARAGRAPH 10(A) CERTAIN DEFINITIONS.

        As used in this Paragraph 10, the following terms shall have the following meanings, unless the context otherwise requires:

             (i) "AMPS" shall mean the shares of AMPS being auctioned pursuant to this Paragraph 10.

             (ii)    "Auction  Date"  shall  mean  the   first  Business  Day
    preceding the first day of a Dividend Period.

             (iii) "Available AMPS" shall have the meaning specified in Paragraph 10(d)(i) below.

             (iv) "Bid" shall have the meaning specified in Paragraph 10(b)(i) below.

             (v) "Bidder" shall have the meaning specified in Paragraph 10(b)(i) below.

             (vi)    "Hold  Order"  shall  have   the  meaning  specified  in
    Paragraph 10(b)(i) below.

             (vii) "Maximum Applicable Rate" for any Dividend Period will be the Applicable Percentage of the Reference Rate. The Applicable
    Percentage will be determined based on (i) the lower of the credit rating or ratings assigned on such date to such shares by Moody's and S&P (or if Moody's or S&P or both shall not make such rating available, the equivalent of either or both of such ratings by a Substitute Rating Agency or two Substitute Rating Agencies or, in the event that only one such rating shall be available, such rating) and (ii) whether the Fund has provided modification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on shares of AMPS as follows:




























                                                             Applicable                 Applicable
                Credit Ratings                              Percentage of              Percentage of
                                                         Reference Rate--No          Reference Rate--
      Moody's                       S&P                     Notification               Notification
  "aa3" or higher             AA-- or Higher                    110%                       150%
   "a3" or "a1"                  A-- to A+                      125%                       160%
 "baa3" to "baa1"              BBB-- to BBB+                    150%                       250%
   Below "baa3"                 Below BBB--                     200%                       275%
















































        The Fund shall take all reasonable action necessary to enable S&P and Moody's to provide a rating for the AMPS. If either S&P or Moody's shall not make such a rating available, or if neither S&P nor Moody's shall make such a rating available, Merrill Lynch, Pierce, Fenner & Smith Incorporated or its affiliates and successors, after consultation with the Fund, shall select a nationally recognized statistical rating organization or two nationally recognized statistical rating organizations to act as a Substitute Rating Agency or Substitute Rating Agencies, as the case may be.

             (viii) "Order" shall have the meaning specified in Paragraph 10(b)(i) below.

             (ix)    "Sell  Order"  shall   have  the  meaning  specified  in
    Paragraph 10(b)(i) below.

             (x) "Submission Deadline" shall mean 1:00 P.M., New York City time, on any Auction Date or such other time on any Auction Date as may be specified by the Auction Agent from time to time as the time by which each Broker-Dealer must submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date.

             (xi) "Submitted Bid" shall have the meaning specified in Paragraph 10(d)(i) below.

             (xii) "Submitted Hold Order" shall have the meaning specified in Paragraph 10(d)(i) below.

             (xiii) "Submitted Order" shall have the meaning specified in Paragraph 10(d)(i) below.

             (xiv) "Submitted Sell Order" shall have the meaning specified in Paragraph 10(d)(i) below.

             (xv)    "Sufficient  Clearing  Bids"  shall  have  the   meaning
    specified in Paragraph 10(d)(i) below.

             (xvi) "Winning Bid Rate" shall have the meaning specified in Paragraph 10(d)(i) below.

PARAGRAPH 10(B) ORDERS BY BENEFICIAL OWNERS, POTENTIAL BENEFICIAL OWNERS, EXISTING HOLDERS AND POTENTIAL HOLDERS.

        (i) Unless otherwise permitted by the Fund, Beneficial Owners and Potential Beneficial Owners may only participate in Auctions through their Broker-Dealers. Brokers-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. A Broker-Dealer may also hold shares of AMPS in its own account as a Beneficial Owner. A Broker-Dealer may thus submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. On or prior to the Submission Deadline on each Auction Date:

             (A) each Beneficial Owner may submit to its Broker-Dealer information as to:





                 (1) the number of outstanding shares, if any, of AMPS held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for the next succeeding Dividend Period;

                 (2) the number of outstanding shares, if any, of AMPS held by such Beneficial Owner which such Beneficial Owner desires to continue to hold, provided that the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Beneficial Owner, and/or

                 (3) the number of outstanding shares, if any, of AMPS held by such Beneficial Owner which such Beneficial Owner offers to sell without  regard to  the  Applicable  Rate for  the  next succeeding  Dividend
Period; and

             (B) each Broker-Dealer, using a list of Potential Beneficial Owners that shall be maintained in good faith for the purpose of conducting a competitive Auction, shall contact Potential Beneficial Owners, including Persons that are not Beneficial Owners, on such list to determine the number of outstanding shares, if any, of AMPS which each such Potential Beneficial Owner offers to purchase, provided that the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Potential Beneficial Owner.

        For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or the communication by a Broker-Dealer acting for its own account to the Auction Agent, of information referred to in clause (A) or (B) of this Paragraph 10(b)(i) is hereinafter referred to as an "Order" and each Beneficial Owner and each Potential Beneficial Owner placing an Order, including a Broker-Dealer acting in such capacity for its own account, is hereinafter referred to as a "Bidder"; an Order containing the information referred to in clause (A)(1) of this Paragraph 10(b)(i) is hereinafter referred to as a "Hold Order"; an Order containing the information referred to in clause (A)(2) or (B) of this Paragraph 10(b)(i) is hereinafter referred to as a "Bid"; and an Order containing the information referred to in clause (A)(3) of this Paragraph 10(b)(i) is hereinafter referred to as a "Sell Order". Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be its customers or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented thereby.

        (ii)     (A) A   Bid  by  an  Existing  Holder  shall  constitute  an
irrevocable offer to sell:

             (1) the number of outstanding shares of AMPS specified in such Bid if the Applicable Rate determined on such Auction Date shall be less than the rate per annum specified in such Bid; or

             (2) such number or a lesser number of outstanding shares of AMPS to be determined as set forth in Paragraph 10(e)(i)(D) if the Applicable Rate determined on such Auction Date shall be equal to the rate per annum specified therein; or

             (3) a lesser number of outstanding shares of AMPS to be determined as set forth in Paragraph 10(e)(ii)(C) if such specified rate per annum shall be higher than the Maximum Applicable Rate and Sufficient Clearing Bids do not exist.




             (B) A Sell Order by an Existing Holder shall constitute an irrevocable offer to sell:

             (1) the number of outstanding shares of AMPS specified in such Sell Order, or

             (2) such number or a lesser number of outstanding shares of AMPS to be determined as set forth in Paragraph 10(e)(ii)(C) if Sufficient Clearing Bids do not exist.

        (C) A Bid by a Potential Holder shall constitute an irrevocable offer to purchase:

             (1) the number of outstanding shares of AMPS specified in such Bid if the Applicable Rate determined on such Auction Date shall be higher than the rate per annum specified in such Bid; or

             (2) such number or a lesser number of outstanding shares of AMPS to be determined as set forth in Paragraph 10(e)(i)(E) if the Applicable Rate determined on such Auction Date shall be equal to the rate per annum specified therein.

PARAGRAPH 10(C) SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT.

        (i) Each Broker-Dealer shall submit in writing or through the Auction Agent's Auction Processing System to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and specifying with respect to each Order:

             (A) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Fund);

             (B) the aggregate number of outstanding shares of AMPS that are the subject of such Order;

             (C) to the extent that such Bidder is an Existing Holder

                 (1) the number of outstanding shares, if any, of AMPS subject to any Hold Order placed by such Existing Holder;

                 (2) the number of outstanding shares, if any, of AMPS subject to any Bid placed by such Existing Holder and the rate per annum specified in such Bid; and

                 (3) the number of outstanding shares, if any, of AMPS subject to any Sell Order placed by such Existing Holder; and

             (D) to the extent such Bidder is a Potential Holder, the rate per annum specified in such Potential Holder's Bid.

        (ii) If any rate per annum specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one-thousandth (.001) of 1%.

        (iii) If an Order or Orders covering all of the outstanding shares of AMPS held by an Existing Holder are not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order (in the case of an Auction relating to a Dividend Period which is not a Special Dividend Period) and a Sell Order (in the case of an Auction relating to a Special Dividend Period) to have been submitted on behalf of such Existing Holder covering the number of outstanding shares of AMPS held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

        (iv) If one or more Orders on behalf of an Existing Holder covering in the aggregate more than the number of outstanding shares of AMPS held by such Existing Holder are submitted to the Auction Agent, such Orders shall be considered valid as follows and in the following order of priority:

             (A) any Hold Order submitted on behalf of such Existing Holder shall be considered valid up to and including the number of outstanding shares of AMPS held by such Existing Holder; provided that if more than one Hold Order is submitted on behalf of such Existing Holder and the number of shares of AMPS subject to such Hold Orders exceeds the number of outstanding shares of AMPS held by such Existing Holder, the number of shares of AMPS subject to each of such Hold Orders shall be reduced pro rata so that such Hold Orders, in the aggregate, cover exactly the number of outstanding shares of AMPS held by such Existing Holder;

             (B) any Bids submitted on behalf of such Existing Holder shall be considered valid, in the ascending order of their respective rates per annum if more than one Bid is submitted on behalf of such Existing Holder, up to and including the excess of the number of outstanding shares of AMPS held by such Existing Holder over the number of shares of AMPS subject to any Hold Order referred to in Paragraph 10(c)(iv)(A)
above (and if more than one Bid submitted on behalf of such Existing Holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of Paragraph 10(c)(iv)(A) above and of the foregoing portion of this Paragraph 10(c)(iv)(B) to any Bid or Bids specifying a lower rate or rates per annum, the number of shares subject to each of such Bids shall be reduced pro rata so that such Bids, in the aggregate, cover exactly such remaining number of shares); and the number of shares, if any, subject to Bids not valid under this Paragraph 10(c)(iv)(B) shall be treated as the subject of a Bid by a Potential Holder; and

             (C) any Sell Order shall be considered valid up to and including the excess of the number of outstanding shares of AMPS held by such Existing Holder over the number of shares of AMPS subject to Hold Orders referred to in Paragraph 10(c)(iv)(A) and Bids referred to in Paragraph 10(c)(iv)(B); provided that if more than one Sell Order is submitted on behalf of any Existing Holder and the number of shares of AMPS subject to such Sell Orders is greater than such excess, the number of shares of AMPS subject to each of such Sell Orders shall be reduced pro rata so that such Sell Orders, in the aggregate, cover exactly the number of shares of AMPS equal to such excess.

        (v) If more than one Bid is submitted on behalf of any Potential Holder, each Bid submitted shall be a separate Bid with the rate per annum and number of shares of AMPS therein specified.

        (vi) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date shall be irrevocable.

PARAGRAPH 10(D) DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND APPLICABLE RATE.

        (i) Not earlier than the Submission Deadline on each Auction Date, the Auction Agent shall assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted


Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order") and shall determine:

             (A) the excess of the total number of outstanding shares of AMPS over the number of outstanding shares of AMPS that are the subject of Submitted Hold Orders (such excess being hereinafter referred to as the "Available AMPS");

             (B) from the Submitted Orders whether the number of outstanding shares of AMPS that are the subject of Submitted Bids by Potential Holders specifying one or more rates per annum equal to or lower than the Maximum Applicable Rate exceeds or is equal to the sum of:

                 (1) the number of outstanding shares of AMPS that are the subject of Submitted Bids by Existing Holders specifying one or more rates per annum higher than the Maximum Applicable Rate, and

                 (2) the number of outstanding shares of AMPS that are subject to Submitted Sell Orders (if such excess or such equality exists (other than because the number of outstanding shares of AMPS in clauses (1) and (2) above are each zero because all of the outstanding shares of AMPS are the subject of Submitted Hold Orders), such Submitted Bids by Potential Holders hereinafter being referred to collectively as "Sufficient Clearing Bids"); and

             (C) if Sufficient Clearing Bids exist, the lowest rate per annum specified in the Submitted Bids (the "Winning Bid Rate") that if:

                 (1) each Submitted Bid from Existing Holders specifying the Winning Bid Rate and all other submitted Bids from Existing Holders specifying lower rates per annum were rejected, thus entitling such Existing Holders to continue to hold the shares of AMPS that are the subject of such Submitted Bids, and

                 (2) each Submitted Bid from Potential Holders specifying the Winning Bid Rate and all other Submitted Bids from Potential Holders specifying lower rates per annum were accepted, thus entitling the Potential Holders to purchase the shares of AMPS that are the subject of such Submitted Bids, would result in the number of shares subject to all Submitted Bids specifying the Winning Bid Rate or a lower rate per annum being at least equal to the Available AMPS.

        (ii) Promptly after the Auction Agent has made the determinations pursuant to Paragraph 10(d)(i), the Auction Agent shall advise the Fund of the Maximum Applicable Rate and, based on such determinations, the Applicable Rate for the next succeeding Dividend Period as follows:

             (A) if Sufficient Clearing Bids exist, that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Winning Bid Rate;

             (B) if Sufficient Clearing Bids do not exist (other than because all of the outstanding shares of AMPS are the subject of Submitted Hold Orders), that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Maximum Applicable
Rate; or

             (C) if all of the outstanding shares of AMPS are the subject of Submitted Hold Orders, that the Dividend Period next succeeding the Auction automatically shall be the same length as the immediately preceding Dividend Period and the Applicable Rate for the next succeeding Dividend Period shall be equal to 59% of the Reference Rate (or 90% of such rate if the Fund has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on shares of AMPS) on the date of the Auction.

PARAGRAPH 10(E) ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES.

        Based on the determinations made pursuant to Paragraph 10(d)(i), the Submitted Bids and Submitted Sell Orders shall be accepted or rejected and the Auction Agent shall take such other action as set forth below:

        (i) If Sufficient Clearing Bids have been made, subject to the provisions of Paragraph 10(e)(iii) and Paragraph 10(e)(iv), Submitted Bids and Submitted Sell Orders shall be accepted or rejected in the following order of priority and all other Submitted Bids shall be rejected:

             (A) the Submitted Sell Orders of Existing Holders shall be accepted and the Submitted Bid of each of the Existing Holders specifying any rate per annum that is higher than the Winning Bid Rate shall be accepted, thus requiring each such Existing Holder to sell the outstanding shares of AMPS that are the subject of such Submitted Sell Order or Submitted Bid;

             (B) the Submitted Bid of each of the Existing Holder specifying any rate per annum that is lower than the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the outstanding shares of AMPS that are the subject of such Submitted Bid;

             (C) the  Submitted  Bid   of  each  of  the   Potential  Holders
    specifying any rate per annum that is lower than the Winning Bid Rate shall be accepted;

             (D) the Submitted Bid of each of the Existing Holders specifying a rate per annum that is equal to the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the outstanding shares of AMPS that are the subject of such Submitted Bid, unless the number of outstanding shares of AMPS subject to all such Submitted Bids shall be greater than the number of outstanding shares of AMPS ("Remaining Shares") equal to the excess of the Available AMPS over the number of outstanding shares of AMPS subject to Submitted Bids described in Paragraph 10(e)(i)(B) and Paragraph 10(e)(i)(C), in which event the Submitted Bids of each such Existing Holder shall be accepted, and each such Existing Holder shall be required to sell outstanding shares of AMPS, but only in an amount equal to the difference between (1) the number of outstanding shares of AMPS then held by such Existing Holder subject to such Submitted Bid and (2) the number of shares of AMPS obtained by multiplying
(x) the number of Remaining Shares by (y) a fraction the numerator of which shall be the number of outstanding shares of AMPS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the sum of the numbers of outstanding shares of AMPS subject to such Submitted Bids made by all such Existing Holders that specified a rate per annum equal to the Winning Bid Rate; and

             (E) the Submitted Bid of each of the Potential Holders specifying a rate per annum that is equal to the Winning Bid Rate shall be accepted but only in an amount equal to the number of outstanding shares of AMPS obtained by multiplying (x) the difference between the Available AMPS and the number of outstanding shares of AMPS subject to Submitted Bids described in Paragraph 10(e)(i)(B), Paragraph 10(e)(i)(C) and Paragraph 10(e)(i)(D) by (y) a fraction the numerator of which shall be the number of outstanding shares of AMPS subject to such Submitted Bid and the denominator of which shall be the sum of the number of outstanding shares of AMPS subject to such Submitted Bids made by all such Potential Holders that specified rates per annum equal to the Winning Bid Rate.

        (ii) If Sufficient Clearing Bids have not been made (other than because all of the outstanding shares of AMPS are subject to Submitted Hold Orders), subject to the provisions of Paragraph 10(e)(iii), Submitted Orders shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

             (A) the Submitted Bid of each Existing Holder specifying any rate per annum that is equal to or lower than the Maximum Applicable Rate shall be rejected, thus entitling such Existing Holder to continue to hold the outstanding shares of AMPS that are the subject of such Submitted
Bid;

             (B) the Submitted Bid of each Potential Holder specifying any rate per annum that is equal to or lower than the Maximum Applicable Rate shall be accepted, thus requiring such Potential Holder to purchase the outstanding shares of AMPS that are the subject of such Submitted Bid; and

             (C) the Submitted Bids of each Existing Holder specifying any rate per annum that is higher than the Maximum Applicable Rate shall be accepted and the Submitted Sell Orders of each Existing Holder shall be accepted, in both cases only in an amount equal to the difference between (1) the number of outstanding shares of AMPS then held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and (2) the number of shares of AMPS obtained by multiplying (x) the difference between the Available AMPS and the aggregate number of outstanding shares of AMPS subject to Submitted Bids described in Paragraph 10(e)(ii)(A) and Paragraph 10(e)(ii)(B) by (y) a fraction the numerator of which shall be the number of outstanding shares of AMPS held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the number of outstanding shares of AMPS subject to all such Submitted Bids and Submitted Sell Orders.

        (iii) If, as a result of the procedures described in Paragraph 10(e)(i) or Paragraph 10(e)(ii), any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of AMPS on any Auction Date, the Auction Agent shall, in such manner as in its sole discretion it shall determine, round up or down the number of shares of AMPS to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date so that each outstanding share of AMPS purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be a whole share of AMPS.

        (iv) If, as a result of the procedures described in Paragraph 10(e)(i), any Potential Holder would be entitled or required to purchase less than a whole share of AMPS on any Auction Date, the Auction Agent, in such manner as in its sole discretion it shall determine, shall allocate shares of AMPS for purchase among Potential Holders so that only whole shares of AMPS are purchased on such Auction Date by any Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing any shares of AMPS on such Auction Date.

        (v) Based on the results of each Auction, the Auction Agent shall determine, with respect to each Broker-Dealer that submitted Bids or Sell Orders on behalf of Existing Holders or Potential Holders, the aggregate number of the outstanding shares of AMPS to be purchased and the aggregate number of outstanding shares of AMPS to be sold by such Potential Holders and Existing Holders and, to the extent that such aggregate number of outstanding shares to be purchased and such aggregate number of outstanding shares to be sold differ, the Auction Agent shall determine to which other



Broker-Dealer or Broker-Dealers acting for one or more purchasers such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers such Broker-Dealer shall receive, as the case may be, outstanding shares of AMPS.

PARAGRAPH 10(F)  MISCELLANEOUS.

        The Fund may interpret the provisions of this Paragraph 10 to resolve any inconsistency or ambiguity, remedy any formal defect or make any other change or modification that does not substantially adversely affect the rights of Beneficial Owners of AMPS. A Beneficial Owner or an Existing Holder
(A) may sell, transfer or otherwise dispose of shares of AMPS only pursuant to a Bid or Sell Order in accordance with the procedures described in this Paragraph 10 or to or through a Broker-Dealer, provided that in the case of all transfers other than pursuant to Auctions such Beneficial Owner or Existing Holder, its Broker-Dealer, if applicable, or its Agent Member advises the Auction Agent of such transfer and (B) except as otherwise required by law, shall have the ownership of the shares of AMPS held by it maintained in book entry form by the Securities Depository in the account of its Agent Member, which in turn will maintain records of such Beneficial Owner's beneficial ownership. Neither the Fund nor any Affiliate (other than Merrill Lynch, Pierce, Fenner & Smith Incorporated) shall submit an Order in any Auction. Any Beneficial Owner that is an Affiliate (other than Merrill Lynch, Pierce, Fenner & Smith Incorporated) shall not sell, transfer or otherwise dispose of shares of AMPS to any Person other than the Fund. All of the outstanding shares of AMPS shall be represented by one or more certificates registered in the name of the nominee of the Securities Depository unless otherwise required by law or unless there is no Securities Depository. If there is no Securities Depository, at the Fund's option and upon its receipt of such documents as it deems appropriate, any shares of AMPS may be registered in the Stock Register in the name of the Beneficial Owner thereof and such Beneficial Owner thereupon will be entitled to receive certificates therefor and required to deliver certificates thereof or upon transfer or exchange thereof.





















































    No person  has been authorized  to give any
information or to make any representations  not
contained in  this Prospectus and,  if given or                     $___________________
made, such  information or  representation must
not be relied  upon as having  been authorized.                    MERRILL LYNCH MUNICIPAL
This Prospectus does not constitute an offering                      STRATEGY FUND,INC.
of any  securities other  than  the  registered
securities to  which it relates or an  offer to                Auction Market Preferred Stock
any person in any State or jurisdiction of  the
United States  or any country  where such offer
would be unlawful.                                             ("AMPS"(Registered Trademark))
                 ______________

               TABLE OF CONTENTS                                     __ Shares, Series A

                                            Page
Prospectus Summary  . . . . . . . . . . . .    3
The Fund  . . . . . . . . . . . . . . . . .   17                         PROSPECTUS
Use of Proceeds . . . . . . . . . . . . . .   17
Capitalization  . . . . . . . . . . . . . .   17
Portfolio Composition . . . . . . . . . . .   18
Investment Objective and
  Policies  . . . . . . . . . . . . . . . .   18
Description of AMPS . . . . . . . . . . . .   37
Investment Restrictions . . . . . . . . . .   58
Directors and Officers  . . . . . . . . . .   60                     Merrill Lynch & Co.
Investment Advisory and
  Administrative Arrangements . . . . . . .   61
Portfolio Transactions  . . . . . . . . . .   63
Taxes . . . . . . . . . . . . . . . . . . .   64
Net Asset Value . . . . . . . . . . . . . .   69
Description of Capital Stock  . . . . . . .   69
Custodian . . . . . . . . . . . . . . . . .   71                      January __, 1996
Plan of Distribution  . . . . . . . . . . .   71
Transfer Agent, Dividend                              (Registered Trademark)Registered trademark of
 Disbursing Agent and Registrar . . . . . .   72      Merrill Lynch & Co., Inc.
Legal Opinions  . . . . . . . . . . . . . .   72
Experts . . . . . . . . . . . . . . . . . .   72
Independent Auditors' Report  . . . . . . .   74
Statement of Assets,
  Liabilities and Capital . . . . . . . . .   75
Schedule of Investments . . . . . . . . . .   77
Glossary  . . . . . . . . . . . . . . . . .   78
Appendix A - Ratings of Municipal Bonds
  and Commercial Paper  . . . . . . . . . . . .
Appendix B - Settlement Procedures  . . . . . .
Appendix C - Auction Procedures . . . . . . . .











                                    PART C

                              OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

    (1) Financial Statements

        Independent Auditors' Report
        Statement of Assets, Liabilities and Capital as of October 5, 1995 Schedule of Investments as of November __, 1995 (unaudited)
        Statement of Assets, Liabilities and Capital as of November __, 1995 (unaudited)

    (2) Exhibits:

        (a)  (1) --  Articles of Incorporation of the Registrant.(a)
             (2) -- Articles of Amendment to the Articles of Incorporation of the Registrant (name change).(a)
             (3) --  Form of Articles Supplementary Creating the AMPS.
        (b)      --  By-Laws of the Registrant.(a)
        (c)      --  Not applicable.
        (d)  (1) --  Portions of  the Articles of Incorporation,  By-Laws and
                     the Articles Supplementary of the Registrant defining the rights of holders of shares of the Registrant.(b)
              (2)    --  Form of specimen  certificate for the Series  A AMPS
                         of the Registrant.(c)
        (e)      --  Not applicable.
        (f)      --  Not applicable.
             (g)(1)  --  Form of  Investment Advisory  Agreement between  the
                         Registrant and the Investment Adviser.(a)
             (2) --  Form of Administration Agreement between the Registrant and the Administrator.(a)
        (h)      --  Form  of Distribution  Agreement between  the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated.
        (i)      --  Not applicable.
        (j)      --  Custodian Contract  between the Registrant and  The Bank of New York.(a)
             (k)(1)  --  Transfer  Agency,  Dividend  Disbursing  Agency  and
                         Shareholder Servicing  Agency Agreement  between the
                         Registrant   and   Merrill  Lynch   Financial   Data
                         Services, Inc.(a)
             (2) -- Form of Auction Agent Agreement between the Registrant and IBJ Schroder Bank & Trust Company.
             (3) --  Form of Broker-Dealer Agreement.
              (4)    --  Form of Letter of Representations.
             (5) - Form of License Agreement relating to the use of the "Merrill Lynch" name.(a)
        (l)      --  Opinion  and Consent  of Brown  & Wood,  counsel  to the
                     Registrant.(c)
        (m)      --  Not applicable.
        (n)      --  Consent of Deloitte  & Touche LLP,  independent auditors for the Registrant.(c)
        (o)      --  Not applicable.
        (p)      --  Certificate of Fund Asset Management, L.P.(a)
        (q)      --  Not applicable.
        (r)      --  Financial Data Schedule.(c)


(a) Incorporated by reference to the Registrant's registration statement on Form N-2, File No. 33-54655 (the "Common Stock Registration Statement").

(b) Reference is  made to  Article V,  Article VI  (sections 2,3,4,5 and  6),
    Article  VII,  Article VIII,  Article  X,  Article XI,  Article  XII  and
    Article XIII of the Registrant's Articles of Incorporation, previously filed as Exhibit (a) to the Common Stock Registration Statement; and to
Article II, Article III (sections 1, 2, 3, 5 and 17), Article VI, Article VII, Article XII, Article XIII and Article XIV of the Registrant's By-Laws, previously filed as Exhibit (b) to the Common Stock Registration Statement. Reference is also made to the Form of Articles Supplementary filed hereto as Exhibit (a)(3).
(c) To be filed by amendment.

ITEM 25.  MARKETING ARRANGEMENTS.

    See Exhibit (h).

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

    The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

    Registration fees        $     *
    Printing (other than stock certificates)          *
    Fees and expenses of qualifications under state
      securities laws (including fees of
      counsel).          *
    Legal fees and expenses           *
    Accounting fees and expenses          *
    Rating Agency fees           *
    Miscellaneous            *
                         -------

         Total       $   *


*  To be provided by amendment.

ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

    The information in the Prospectus under the captions "Investment Advisory and Administrative Arrangements" and "Description of Capital Stock -
- Common Stock" and in Note 1 to the Statement of Assets, Liabilities and Capital is incorporated herein by reference.

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES.






















                                                                                   Number of
                                                                                 Record Holders
                              Title of Class                                  at November 1, 1995
Common Stock, $.10 par value  . . . . . . . . . . . . . . . . . . . . . .                1
Preferred Stock, $.10 par value . . . . . . . . . . . . . . . . . . . . .                0


















































________________
Note: The number of holders shown above includes holders of record plus beneficial owners whose shares are held of record by Merrill Lynch, Pierce, Fenner & Smith Incorporated.

ITEM 29.  INDEMNIFICATION.

    Section  2-418 of the  General Corporation Law of  the State of Maryland,
Article VI  of the Registrant's  Articles of Incorporation, filed  as Exhibit
(a) to the Common Stock Registration Statement, Article VI of the Registrant's By-Laws, filed as Exhibit (b) to the Common Stock Registration Statement, and the Investment Advisory Agreement, filed as Exhibit (g)(1) to the Common Stock Registration Statement, provide for indemnification.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with any successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

    Reference is made to Section 9 of the Distribution Agreement, a form of which is filed as Exhibit (h) hereto, for provisions relating to the indemnification of the underwriter.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

    Fund Asset Management, L.P. (the "Investment Adviser"), acts as investment adviser for the following open-end investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series,
Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Limited Maturity Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc., and The Municipal Fund Accumulation Program, Inc.; and for the following closed-end investment companies: Apex Municipal Fund, Inc. Corporate High Yield Fund, Inc. Corporate High Yield Fund II, Inc., Emerging Tigers Fund, Inc. Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniInsured Fund, Inc., MuniVest California Insured Fund, Inc., MuniVest Florida Fund, MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest New York Insured Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Insured Fund II, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc.,



MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield
New York Insured Fund III, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., Senior High Income Portfolio II, Inc., Senior Strategic Income Fund, Inc., Taurus MuniCalifornia Holdings, Inc., Taurus MuniNew York Holdings, Inc. and Worldwide DollarVest Fund, Inc.

    Merrill Lynch Asset Management, L.P. ("MLAM"), an affiliate of the Investment Adviser, acts as the investment adviser for the following open-end investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Balanced Fund for Investment and Retirement, Inc., Merrill

Lynch Capital Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Holdings, Merrill Lynch Global Resources Trust, Merrill
Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Growth Fund for Investment and Retirement, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Institutional Intermediate Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal
Series Trust, Merrill Lynch Pacific Fund, Inc. Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc. and Merrill Lynch Variable Series Funds, Inc.; and for the following closed-end investment companies: Convertible Holdings, Inc., Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc. The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Institutional Intermediate Fund is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2646. The address of the Investment Adviser, MLAM, Merrill Lynch Funds Distributor, Inc. ("MLFD"), Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. also is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML & Co.") is North Tower, World Financial Center, 250 Vesey Street, New York, New York 10281-1213. The address of Merrill Lynch Financial Data Services, Inc. ("MLFDS") is 4800 Deerlake Drive East, Jacksonville, Florida 32246-6484.

    Set forth below is a list of each executive officer and partner of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged for the past two years for his or her or its own account or in the capacity of director, officer, employee, partner or trustee. In addition, Mr. Zeikel is President, Mr. Richard is Treasurer and Mr. Glenn is Executive Vice President of all or substantially all of the investment companies described in the preceding paragraph and also hold the same positions with all or substantially all of the investment companies advised by MLAM as they do with those advised by the Investment Adviser. Messrs. Giordano, Harvey, Hewitt and Monagle are directors or officers of one or more of such companies.

    Officers and Partners of the Investment Adviser are set forth below as follows:







































































                                                                       Other Substantial
                                  Position(s) with the               Business, Profession,
Name                               Investment Adviser               Vocation or Employment
ML & Co.  . . . . . . . . . .  Limited Partner          Financial Services Holding Company
Princeton Services  . . . . .  General Partner          General Partner of MLAM
Arthur Zeikel . . . . . . . .  President                President and Director of MLAM; President and
                                                        Director of Princeton Services; Director
                                                        of  MLFD; Executive  Vice President  of  ML &
                                                        Co.;  Executive  Vice  President  of  Merrill
                                                        Lynch
Terry K. Glenn  . . . . . . .  Executive Vice President Executive Vice  President of  MLAM; Executive
                                                        Vice  President  and  Director  of  Princeton
                                                        Services; President and Director of MLFD;
                                                        President of Princeton Administrators, L.P.;
                                                        Director of MLFDS

Vincent R. Giordano . . . . .  Senior Vice President    Senior Vice  President of  MLAM; Senior  Vice
                                                        President of Princeton Services
Elizabeth Griffin . . . . . .  Senior Vice President    Senior Vice President of MLAM
Norman R. Harvey  . . . . . .  Senior Vice President    Senior Vice  President of  MLAM; Senior  Vice
                                                        President of Princeton Services
N. John Hewitt  . . . . . . .  Senior Vice President    Senior  Vice President  of MLAM;  Senior Vice
                                                        President of Princeton Services
Philip L. Kirstein  . . . . .  Senior Vice President,   Senior  Vice President,  General  Counsel and
                               General Counsel and      Secretary  of  MLAM;  Senior Vice  President,
                               Secretary                General  Counsel  and  Director of  Princeton
                                                        Services; Director of MLFD
Ronald M. Kloss . . . . . . .  Senior Vice President    Senior Vice President and Controller of MLAM;
                               and Controller           Senior  Vice   President  and  Controller  of
                                                        Princeton Services
Stephen M.M. Miller . . . . .  Senior Vice President    Executive   Vice   President   of   Princeton
                                                        Administrators L.P.; Senior Vice President of
                                                        Princeton Services
Joseph T. Monagle . . . . . .  Senior Vice President    Senior  Vice President  of MLAM;  Senior Vice
                                                        President of Princeton Services
Richard L. Reller . . . . . .  Senior Vice President    Senior Vice  President of  MLAM; Senior  Vice
                                                        President of Princeton Services
Gerald M. Richard . . . . . .  Senior Vice President andSenior Vice President and Treasurer of MLAM;
                               Treasurer                Senior  Vice   President  and   Treasurer  of
                                                        Princeton  Services;   Vice   President   and
                                                        Treasurer of MLFD
                                                                               5
Ronald L. Welburn . . . . . .  Senior Vice President    Senior  Vice President  of MLAM;  Senior Vice
                                                        President of Princeton Services
Anthony Wiseman . . . . . . .  Senior Vice President    Senior Vice  President of  MLAM; Senior  Vice
                                                        President of Princeton Services































































ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS.

    All accounts,  books and  other documents  required to  be maintained  by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the offices of the Registrant (800 Scudders Mill Road, Plainsboro, New Jersey 08536), the Investment Adviser (800 Scudders Mill Road, Plainsboro, New Jersey 08536), and the Registrant's custodian and transfer agent.

ITEM 32.  MANAGEMENT SERVICES.

    Not applicable.

ITEM 33.  UNDERTAKINGS.

    Registrant undertakes:

        (1) To file during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

             (i) To include any prospectus required by Section 10(a)(3) of the 1933 Act;

             (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

             (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

        (2) That, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (3)  To  remove  from  registration  by   means  of  a  post-effective
    amendment any of the securities being registered which remain unsold at the termination of the offering.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the Township of Plainsboro and State of New Jersey, on the 14th day of November, 1995.

                                      MERRILL LYNCH MUNICIPAL STRATEGY FUND,
INC.
                                            (Registrant)


                                      By:   /s/ Terry K. Glenn
                                                 ---------------------------
                                            (Terry  K.  Glenn, Executive  Vice
President)




        Each person whose signature appears below hereby authorizes Arthur Zeikel, Terry K. Glenn or Gerald M. Richard, or any of them, as attorney-in-fact, to sign on his or her behalf, individually and in each capacity stated below, any amendments to this Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


























































            Signatures                                  Title                             Date
  /s/ Arthur Zeikel
                                           President and Director                 November 14, 1995
(Arthur Zeikel)
                                           (Principal Executive Officer

  /s/ Gerald M. Richard
                                           Treasurer (Principal Financial         November 14, 1995
(Gerald M. Richard)
                                           and Accounting Officer)

  /s/ Ronald W. Forbes
                                           Director                               November 14, 1995
(Ronald W. Forbes)


  /s/ Cynthia A. Montgomery
                                           Director                               November 14, 1995
(Cynthia A. Montgomery)


  /s/ Charles C. Reilly
                                           Director                               November 14, 1995
(Charles C. Reilly)


  /s/ Kevin A. Ryan
                                           Director                               November 14, 1995
(Kevin A. Ryan)


  /s/ Richard R. West
                                           Director                               November 14, 1995
(Richard R. West)



                                EXHIBIT INDEX

EXHIBITS                         DESCRIPTION                             PAGE
------                                   ---------
          ---


(a)(2)       --Form of Articles Supplementary creating the AMPS
(h) --Form of Distribution Agreement between the Registrant and Merrill Lynch, Pierce, Fenner &
                Smith Incorporated
(k)(2) --Form of Auction Agent Agreement between the Registrant and IBJ Schroder Bank & Trust Company
(k)(3)       --Form of Broker-Dealer Agreement
(k)(4)       --Form of Letter of Representations

                                                       Draft
                                                       11/14/95


                 MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC.

                Articles Supplementary creating five series of

            Auction Market Preferred Stock (registered trademark)


     MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC., a Maryland corporation having its principal Maryland office in the City of Baltimore (the "Corporation"), certifies to the State Department of Assessments and Taxation of Maryland that:
     FIRST: Pursuant to authority expressly vested in the Board of Directors of the Corporation by article fifth of its Charter, the Board of Directors has reclassified 40,000 authorized and unissued shares of common stock of the Corporation as preferred stock of the Corporation and has authorized the issuance of five series of preferred stock, par value $.10 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, to be designated respectively: Auction Market Preferred Stock, Series A; Auction Market Preferred Stock, Series B; Auction Market Preferred Stock, Series C; Auction Market Preferred Stock, Series D; and Auction Market Preferred Stock, Series E.
     SECOND:  The preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions
------------------
(registered trademark) Registered trademark of Merrill Lynch & Co., Inc.

of redemption, of the shares of each such series of preferred stock are as follows:
                                 DESIGNATION
     SERIES A: A series of 8,000 shares of preferred stock, par value $.10 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, is hereby designated "Auction Market Preferred Stock, Series A." Each share of Auction Market Preferred Stock, Series A (sometimes referred to herein as "Series A AMPS") shall be issued on a date to be determined by the Board of Directors of the Corporation or pursuant to their delegated authority; have an Initial Dividend Rate and an Initial Dividend Payment Date as shall be determined in advance of the issuance thereof by the Board of Directors of the Corporation or pursuant to their delegated authority; and have such other preferences, voting powers, limitations as to dividends, qualifications and terms and conditions of redemption as are set forth in these Articles Supplementary. The Auction Market Preferred Stock, Series A shall constitute a separate series of preferred stock of the Corporation, and each share of Auction Market Preferred Stock, Series A shall be identical.
     SERIES B: A series of 8,000 shares of preferred stock, par value $.10 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, is hereby designated "Auction

Market Preferred Stock, Series B." Each share of Auction Market Preferred Stock, Series B (sometimes referred to herein as "Series B AMPS") shall be issued on a date to be determined by the Board of Directors of the Corporation or pursuant to their delegated authority; have an Initial Dividend Rate and an Initial Dividend Payment Date as shall be determined in advance of the issuance thereof by the Board of Directors of the Corporation or pursuant to their delegated authority; and have such other preferences, voting powers, limitations as to dividends, qualifications and terms and conditions of redemption as are set forth in these Articles Supplementary. The Auction Market Preferred Stock, Series B shall constitute a separate series of preferred stock of the Corporation, and each share of Auction Market Preferred Stock, Series B shall be identical.
     SERIES C: A series of 8,000 shares of preferred stock, par value $.10 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon is hereby designated "Auction Market Preferred Stock, Series C." Each share of Auction Market Preferred Stock, Series C (sometimes referred to herein as "Series C AMPS") shall be issued on a date to be determined by the Board of Directors of the Corporation or pursuant to their delegated authority; have an Initial Dividend Rate and an Initial Dividend Payment Date as shall be determined in advance of the issuance thereof by the Board of Directors of the Corporation or pursuant to their delegated authority; and have such other preferences, voting powers, limitations as to dividends, qualifications and terms and conditions of redemption as are set forth in these Articles Supplementary. The Auction Market Preferred Stock, Series C shall constitute a separate series of preferred stock of the Corporation, and each share of Auction Market Preferred Stock, Series C shall be identical.
     SERIES D: A series of 8,000 shares of preferred stock, par value $.10 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon is hereby designated "Auction Market Preferred Stock, Series D." Each share of Auction Market Preferred Stock, Series D (sometimes referred to herein as "Series D AMPS") shall be issued on a date to be determined by the Board of Directors of the Corporation or pursuant to their delegated authority; have an Initial Dividend Rate and an Initial Dividend Payment Date as shall be determined in advance of the issuance thereof by the Board of Directors of the Corporation or pursuant to their delegated authority; and have such other preferences, voting powers, limitations as to dividends, qualifications and terms and conditions of redemption as are set forth in these Articles Supplementary. The Auction Market Preferred Stock, Series D shall constitute a separate series of preferred stock of the Corporation, and each share of Auction Market Preferred Stock, Series D shall be identical.
     SERIES E: A series of 8,000 shares of preferred stock, par value $.10 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon is hereby designated "Auction Market Preferred Stock, Series E." Each share of Auction Market Preferred Stock, Series E (sometimes referred to herein as "Series E AMPS") shall be issued on a date to be determined by the Board of Directors of the Corporation or pursuant to their delegated authority; have an Initial Dividend Rate and an Initial Dividend Payment Date as shall be determined in advance of the issuance thereof by the Board of Directors of the Corporation or pursuant to their delegated authority; and have such other preferences, voting powers, limitations as to dividends, qualifications and terms and conditions of redemption as are set forth in these Articles Supplementary. The Auction Market Preferred Stock, Series E shall constitute a separate series of preferred stock of the Corporation, and each share of Auction Market Preferred Stock, Series E shall be identical.
     1.   Definitions.  (a)   Unless the context or use indicates another or
          -----------
different meaning or intent, in these Articles Supplementary the following terms have the following meanings, whether used in the singular or plural:
          "'AA' Composite Commercial Paper Rate," on any date of determination, means (i) the Interest Equivalent of the rate on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or "Aa" by Moody's or the equivalent of such rating by another nationally recognized rating agency, as such rate is made available on a discount basis or otherwise by
                                      5
the Federal Reserve Bank of New York for the Business Day immediately preceding such date, or (ii) in the event that the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the Interest Equivalent of the rate on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by Merrill Lynch, Pierce, Fenner & Smith Incorporated or its successors that are Commercial Paper Dealers, to the Auction Agent for the close of business on the Business Day immediately preceding such date. If one of the Commercial Paper Dealers does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite Commercial Paper Rate will be determined on the basis of the quotation or quotations furnished by any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Corporation to provide such rate or rates not being supplied by the Commercial Paper Dealer. If the number of Dividend Period Days shall be (i) 7 or more but fewer than 49 days, such rate shall be the Interest Equivalent of the 30-day rate on such commercial paper; (ii) 49 or more but fewer than 70 days, such rate shall be the Interest Equivalent of the 60-day rate on such commercial paper; (iii) 70 or more days but fewer than 85 days, such rate shall be the arithmetic average of the Interest Equivalent on the 60-day and 90-day rates on such commercial paper; (iv) 85 or more days but fewer than 99 days, such rate shall be the Interest Equivalent of the 90-day rate on such commercial paper; (v) 99 or more days but fewer than 120 days, such rate shall be the arithmetic average of the Interest Equivalent of the 90-day and 120-day rates on such commercial paper; (vi) 120 or more days but fewer than 141 days, such rate shall be the Interest Equivalent of the 120-day rate on such commercial paper; (vii) 141 or more days but fewer than 162 days, such rate shall be the arithmetic average of the Interest Equivalent of the 120-day and 180-day rates on such commercial paper; and
(viii) 162 or more days but fewer than 183 days, such rate shall be the Interest Equivalent of the 180-day rate on such commercial paper.
     "Accountant's Confirmation" has the meaning set forth in paragraph 7(c) of these Articles Supplementary.
     "Additional Dividend" has the meaning set forth in paragraph 2(e) of these Articles Supplementary.
     "Adviser" means the Corporation's investment adviser which initially shall be Fund Asset Management, L.P.
     "Affiliate" means any Person, other than Merrill Lynch, Pierce, Fenner
& Smith Incorporated or its successors, known to the Auction Agent to be controlled by, in control of, or under common control with, the Corporation.
     "Agent Member" means a member of the Securities Depository that will act on behalf of a Beneficial Owner of one or more shares of AMPS or a Potential Beneficial Owner.
     "AMPS" means, as the case may be, the Auction Market Preferred Stock, Series A; Auction Market Preferred Stock, Series B; Auction Market Preferred Stock, Series C; Auction Market

Preferred Stock, Series D; or Auction Market Preferred Stock, Series E.
     "AMPS Basic Maintenance Amount," as of any Valuation Date, means the dollar amount equal to (i) the sum of (A) the product of the number of shares of AMPS of each series and Other AMPS Outstanding on such Valuation Date multiplied by the sum of (a) $25,000 and (b) any applicable redemption premium attributable to the designation of a Premium Call Period; (B) the aggregate amount of cash dividends (whether or not earned or declared) that will have accumulated for each share of AMPS and Other AMPS Outstanding, in each case, to (but not including) the end of the current Dividend Period for each series of AMPS that follows such Valuation Date in the event the then current Dividend Period will end within 49 calendar days of such Valuation Date or through the 49th day after such Valuation Date in the event the then current Dividend Period will not end within 49 calendar days of such Valuation Date; (C) in the event the then current Dividend Period will end within 49 calendar days of such Valuation Date, the aggregate amount of cash dividends that would accumulate at the Maximum Applicable Rate applicable to a Dividend Period of 28 or fewer days on any shares of AMPS and Other AMPS Outstanding from the end of such Dividend Period through the 49th day after such Valuation Date, multiplied by the larger of the Moody's Volatility Factor and the S&P Volatility Factor, determined from time to time by Moody's and S&P, respectively (except that if such Valuation Date occurs during a Non-Payment Period, the cash dividend for purposes of calculation would accumulate at the then current Non-Payment Period Rate); (D) the amount of anticipated expenses of the Corporation for the 90 days subsequent to such Valuation Date; (E) the amount of the Corporation's Maximum Potential Additional Dividend Liability as of such Valuation Date; and (F) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(E) (including, without limitation, and immediately upon determination, any amounts due and payable by the Corporation pursuant to repurchase agreements and any payables for Municipal Bonds purchased as of such Valuation Date) less (ii) either (A) the Discounted Value of any of the Corporation's assets, or (B) the face value of any of the Corporation's assets if such assets mature prior to or on the date of redemption of AMPS or payment of a liability and are either securities issued or guaranteed by the United States Government or Deposit Securities, in both cases irrevocably deposited by the Corporation for the payment of the amount needed to redeem shares of AMPS subject to redemption or any of (i)(B) through (i)(F).
     "AMPS Basic Maintenance Cure Date," with respect to the failure by the Corporation to satisfy the AMPS Basic Maintenance Amount (as required by paragraph 7(a) of these Articles Supplementary) as of a given Valuation Date, means the sixth Business Day following such Valuation Date.
     "AMPS Basic Maintenance Report" means a report signed by any of the President, Treasurer, any Senior Vice President or any

Vice President of the Corporation which sets forth, as of the related Valuation Date, the assets of the Corporation, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the AMPS Basic Maintenance Amount.
     "Anticipation Notes" shall mean the following Municipal Bonds: revenue anticipation notes, tax anticipation notes, tax and revenue anticipation notes, grant anticipation notes and bond anticipation notes.
     "Applicable Percentage" has the meaning set forth in paragraph 10(a)(vii) of these Articles Supplementary.
     "Applicable Rate" means the rate per annum at which cash dividends are payable on the AMPS or Other AMPS, as the case may be, for any Dividend Period.
     "Auction" means a periodic operation of the Auction Procedures. "Auction Agent" means IBJ Schroder Bank & Trust Company unless and until another commercial bank, trust company or other financial institution appointed by a resolution of the Board of Directors of the Corporation or a duly authorized committee thereof enters into an agreement with the Corporation to follow the Auction Procedures for the purpose of determining the Applicable Rate and to act as transfer agent, registrar, dividend disbursing agent and redemption agent for the AMPS and Other AMPS.

    "Auction Procedures" means the procedures for conducting Auctions set forth in paragraph 10 of these Articles Supplementary.
     "Beneficial Owner" means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of AMPS or a Broker-Dealer that holds AMPS for its own account.
    "Broker-Dealer" means any broker-dealer, or other entity permitted by law to perform the functions required of a Broker-Dealer in paragraph 10 of these Articles Supplementary, that has been selected by the Corporation and has entered into a Broker-Dealer Agreement with the Auction Agent that remains effective.


    "Broker-Dealer Agreement" means an agreement between the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in paragraph 10 of these Articles Supplementary.
    "Business Day" means a day on which the New York Stock Exchange, Inc. is open for trading and which is not a Saturday, Sunday or other day on which banks in The City of New York are authorized or obligated by law to close.
     "Charter" means the Articles of Incorporation, as amended and supplemented (including these Articles Supplementary), of the Corporation on file in the State Department of Assessments and Taxation of Maryland.
     "Code" means the Internal Revenue Code of 1986, as amended.

     "Commercial Paper Dealers" means Merrill Lynch, Pierce,
Fenner & Smith Incorporated and such other commercial paper dealer or dealers as the Corporation may from time to time appoint, or, in lieu of any thereof, their respective affiliates or successors.
     "Common Stock" means the common stock, par value $.10 per share, of the Corporation.
     "Corporation" means Merrill Lynch Municipal Strategy Fund, Inc., a Maryland corporation.
     "Date of Original Issue" means, with respect to any share of AMPS or Other AMPS, the date on which the Corporation originally issues such share.
     "Deposit Securities" means cash and Municipal Bonds rated at least Aaa, P-1, VMIG-1 or MIG-1 by Moody's or AAA, A-1+ or SP-1+ by S&P.
     "Discounted Value" means (i) with respect to an S&P Eligible Asset, the quotient of the Market Value thereof divided by the applicable S&P Discount Factor and (ii) with respect to a Moody's Eligible Asset, the lower of par and the quotient of the Market Value thereof divided by the applicable Moody's Discount Factor.
     "Dividend Payment Date," with respect to AMPS, has the meaning set forth in paragraph 2(b)(i) of these Articles Supplementary and, with respect to Other AMPS, has the equivalent meaning.
     "Dividend Period" means the Initial Dividend Period, any   7-Day
Dividend Period, any 28-Day Dividend Period and any Special Dividend Period.

     "Existing Holder" means a Broker-Dealer or any such other Person as may be permitted by the Corporation that is listed as the holder of record of shares of AMPS in the Stock Books.
     "Forward Commitment" has the meaning set forth in paragraph 8(c) of these Articles Supplementary.
     "Holder" means a Person identified as a holder of record of shares of AMPS in the Stock Register.
     "Independent Accountant" means a nationally recognized accountant, or firm of accountants, that is, with respect to the Corporation, an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended.
     "Initial Dividend Payment Date" means the Initial Dividend Payment Date as determined by the Board of Directors of the Corporation with respect to each series of AMPS or other AMPS, as the case may be.
     "Initial Dividend Period," with respect to each series of AMPS, has the meaning set forth in paragraph 2(c)(i) of these Articles Supplementary and, with respect to Other AMPS, has the equivalent meaning.
     "Initial Dividend Rate," with respect to each series of AMPS, means the rate per annum applicable to the Initial Dividend Period for such series of AMPS and, with respect to Other AMPS, has the equivalent meaning.

     "Initial Margin" means the amount of cash or securities deposited with a broker as a margin payment at the time of purchase or sale of a futures contract.
     "Interest Equivalent" means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.
     "Long Term Dividend Period" means a Special Dividend Period consisting of a specified period of one whole year or more but not greater than five years.
     "Mandatory Redemption Price" means $25,000 per share of AMPS plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption and excluding Additional Dividends.
     "Marginal Tax Rate" means the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate, whichever is greater.
    "Market Value" of any asset of the Corporation shall be the market value thereof determined by the Pricing Service. Market Value of any asset shall include any interest accrued thereon. The Pricing Service shall value portfolio securities at the quoted bid prices or the mean between the quoted bid and asked price or the yield equivalent when quotations are not readily available. Securities for which quotations are not readily available shall be valued at fair value as determined by the Pricing Service using methods which include consideration of:

yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The Pricing Service may employ electronic data processing techniques and/or a matrix system to determine valuations. In the event the Pricing Service is unable to value a security, the security shall be valued at the lower of two dealer bids obtained by the Corporation from dealers who are members of the National Association of Securities Dealers, Inc. and who make a market in the security, at least one of which shall be in writing. Futures contracts and options are valued at closing prices for such instruments established by the exchange or board of trade on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods determined in good faith by the Board of Directors.
    "Maximum Applicable Rate," with respect to AMPS, has the meaning set forth in paragraph 10(a)(vii) of these Articles Supplementary and, with respect to Other AMPS, has the equivalent meaning.
    "Maximum Potential Additional Dividend Liability," as of any Valuation Date, means the aggregate amount of Additional Dividends that would be due if the Corporation were to make Retroactive Taxable Allocations, with respect to any fiscal year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable income earned by the Corporation, as of the end of the calendar month immediately preceding such Valuation Date and assuming such Additional Dividends are fully taxable.
     "Moody's" means Moody's Investors Service, Inc. or its successors. "Moody's Discount Factor" means, for purposes of determining the
Discounted Value of any Municipal Bond which constitutes a Moody's Eligible Asset, the percentage determined by reference to (a) the rating by Moody's or S&P on such Bond and (b) the Moody's Exposure Period, in accordance with the table set forth below:

                              Rating Category
                    --------------------------------
   Moody's Exposure Period    Aaa* Aa*   A*   Baa*  Other** VM1G-1*** SP
   -----------------------    ---- ---  ----  ----  ------- ---------
1+***

7 weeks or less............   151% 159% 168%  202%     229% 136% 148%
8 weeks or less but
greater than seven weeks...   154  164  173   205      235  137  149
9 weeks or less but
greater than eight weeks...   158  169  179   209      242  138  150




---------------
*    Moody's rating.
**   Municipal Bonds not rated by Moody's but rated BBB-, BBB or BBB+ by S&P.
*** Municipal Bonds rated MIG-1, VMIG-1 or P-1 or, if not rated by Moody's, rated SP-1+ or A-1+ by S&P which do not mature or have a demand feature at par exercisable within the Moody's Exposure Period and which do not have a
long-term rating.   For the  purposes of  the definition of  Moody's Eligible
Assets, these securities will have an assumed rating of "A" by Moody's.

     Notwithstanding the foregoing, (i) no Moody's Discount Factor will be applied to short-term Municipal Bonds so long as such Municipal Bonds are rated at least MIG-1, VMIG-1 or P-1 by Moody's and mature or have a demand feature at par exercisable within the Moody's Exposure Period, and the Moody's Discount Factor for such Bonds will be 125% if such Bonds are not rated by Moody's but are rated A-1+ or SP-1+ or AA by S&P and mature or have a demand feature at par exercisable within the Moody's Exposure Period, and
(ii) no Moody's Discount Factor will be
applied to cash or to Receivables for Municipal Bonds Sold. "Receivables for Municipal Bonds Sold," for purposes of calculating Moody's Eligible Assets as of any Valuation Date, means no more than the aggregate of the following:
(i) the book value of receivables for Municipal Bonds sold as of or prior to such Valuation Date if such receivables are due within five Business Days of such Valuation Date, and if the trades which generated such receivables are
(x) settled through clearing house firms with respect to which the Corporation has received prior written authorization from Moody's or (y) with counterparties having a Moody's long-term debt rating of at least Baa3; and
(ii) the Moody's Discounted Value of Municipal Bonds sold as of or prior to such Valuation Date which generated receivables, if such receivables are due within five Business Days of such Valuation Date but do not comply with either of conditions (x) or (y) of the preceding clause (i).
     "Moody's Eligible Asset" means cash, Receivables for Municipal Bonds Sold or a Municipal Bond that (i) pays interest in cash, (ii) is publicly rated Baa or higher by Moody's or, if not rated by Moody's but rated by S&P, is rated at least BBB- by S&P (provided that, for purposes of determining the Moody's Discount Factor applicable to any such S&P-rated Municipal Bond, such Municipal Bond (excluding any short-term Municipal Bond) will be deemed to have a Moody's rating which is one full rating category lower than its S&P rating), (iii) does not have its Moody's rating suspended by Moody's; and
(iv) is part of an issue
of Municipal Bonds of at least $10,000,000. In addition, Municipal Bonds in the Corporation's portfolio must be within the following diversification requirements in order to be included within Moody's Eligible Assets:

                                                  Maximum State
               Minimum        Maximum             or Territory
               Issue Size     Underlying          Concentration
Rating         ($ Millions)   Obligor (%)(1)      (%)(1)(3)
------         ------------   --------------      -------------

Aaa                10              100                 100
Aa                 10               20                  60
A                  10               10                  40
Baa                10                6                  20
Other(2)           10                4                  12

-----------------
(1) The referenced percentages represent maximum cumulative totals for the related rating category and each lower rating category.
(2)  Municipal Bonds not rated by Moody's but rated BBB-, BBB or BBB+ by S&P.
(3)  Territorial bonds (other than those issued by Puerto Rico and counted collectively) are each limited to 10% of Moody's Eligible Assets. For diversification purposes, Puerto Rico will be treated as a state.

For purposes of the maximum underlying obligor requirement described above, any Municipal Bond backed by the guaranty, letter of credit or insurance issued by a third party will be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the rating on such Bond.
     When the Corporation sells a Municipal Bond and agrees to repurchase it at a future date, the Discounted Value of such Bond will constitute a Moody's Eligible Asset and the amount the Corporation is required to pay upon repurchase of such Bond will count as a liability for purposes of calculating the AMPS Basic Maintenance Amount. When the Corporation purchases a Municipal Bond and agrees to sell it at a future date to another party, cash receivable by the Corporation thereby will constitute a

Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less; otherwise the Discounted Value of such Bond will constitute a Moody's Eligible Asset.
     Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset if it is (i) held in a margin account, (ii) subject to any material lien, mortgage, pledge, security interest or security agreement of any kind, (iii) held for the purchase of a security pursuant to a Forward Commitment or (iv) irrevocably deposited by the Corporation for the payment of dividends or redemption.
    "Moody's Exposure Period" means a period that is the same length or longer than the number of days used in calculating the cash dividend component of the AMPS Basic Maintenance Amount and shall initially be the period commencing on and including a given Valuation Date and ending 48 days thereafter.
     "Moody's Hedging Transactions" has the meaning set forth in paragraph 8(b) of these Articles Supplementary.
     "Moody's Volatility Factor" means 272% as long as there has been no increase enacted to the Marginal Tax Rate. If such an increase is enacted but not yet implemented, the Moody's Volatility Factor shall be as follows:

          % Change in
          Marginal Tax                  Moody's Volatility
              Rate                             Factor
          ------------                  ------------------

                   5%                          292%
          >5% but  10%                         313%
          >10% but  15%                        338%
          >15% but  20%                        364%
          >20% but  25%                        396%
          >25% but  30%                        432%
          >30% but  35%                        472%
          >35% but  40%                        520%

Notwithstanding the foregoing, the Moody's Volatility Factor may mean such other potential dividend rate increase factor as Moody's advises the Corporation in writing is applicable.
     "Municipal Bonds" means "Municipal Bonds" as defined in the Corporation's Registration Statement on Form N-2 (File Nos. 33-_____ and 811-07203) on file with the Securities and Exchange Commission, as such Registration Statement may be amended from time to time, as well as short-term municipal obligations.
     "Municipal Index" has the meaning set forth in paragraph 8(a) of these Articles Supplementary.
    "1940 Act" means the Investment Company Act of 1940, as amended from time to time.
     "1940 Act AMPS Asset Coverage" means asset coverage, as defined in section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Corporation which are stock, including all outstanding shares of AMPS and Other AMPS (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of paying dividends on its common stock).
     "1940 Act Cure Date," with respect to the failure by the Corporation to maintain the 1940 Act AMPS Asset Coverage (as required by paragraph 6 of these Articles Supplementary) as of the last Business Day of each month, means the last Business Day of the following month.
     "Non-Call Period" has the meaning set forth under the definition of "Specific Redemption Provisions".
     "Non-Payment Period" means, with respect to each series of AMPS, any period commencing on and including the day on which the Corporation shall fail to (i) declare, prior to the close of business on the second Business Day preceding any Dividend Payment Date, for payment on or (to the extent permitted by paragraph 2(c)(i) of these Articles Supplementary) within three Business Days after such Dividend Payment Date to the Holders as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date, the full amount of any dividend on shares of AMPS payable on such Dividend Payment Date or (ii) deposit, irrevocably in trust, in same-day funds, with the Auction Agent by 12:00 noon, New York City time, (A) on such Dividend Payment Date the full amount of any cash dividend on such shares payable (if declared) on such Dividend Payment Date or (B) on any redemption date for any shares of AMPS called for redemption, the Mandatory Redemption Price per share of such AMPS or, in the case of an optional redemption, the Optional

Redemption Price per share, and ending on and including the Business Day on which, by 12:00 noon, New York City time, all unpaid cash dividends and unpaid redemption prices shall have been so deposited or shall have otherwise been made available to Holders in same-day funds; provided that, a Non-Payment Period shall not end unless the Corporation shall have given at least five days' but no more than 30 days' written notice of such deposit or availability to the Auction Agent, all Existing Holders (at their addresses appearing in the Stock Books) and the Securities Depository. Notwithstanding the foregoing, the failure by the Corporation to deposit funds as provided for by clauses (ii)(A) or (ii)(B) above within three Business Days after any Dividend Payment Date or redemption date, as the case may be, in each case to the extent contemplated by paragraph 2(c)(i) of these Articles Supplementary, shall not constitute a "Non-Payment Period."
     "Non-Payment Period Rate" means, initially, 200% of the applicable Reference Rate (or 275% of such rate if the Corporation has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend pursuant to paragraph 2(f) hereof that net capital gains or other taxable income will be included in such dividend on shares of AMPS), provided that the Board of Directors of the Corporation shall have the authority to adjust, modify, alter or change from time to time the initial Non-Payment Period Rate if the Board of Directors of the Corporation determines and Moody's and S&P (and any Substitute Rating Agency in lieu of Moody's or S&P in the event either of such parties shall not rate the AMPS) advise the Corporation in writing that such adjustment, modification, alteration or change will not adversely affect their then current ratings on the AMPS.
     "Normal Dividend Payment Date" has the meaning set forth in paragraph 2(b)(i) of these Articles Supplementary.
     "Notice of Redemption" means any notice with respect to the redemption of shares of AMPS pursuant to paragraph 4 of these Articles Supplementary.


     "Notice of Revocation" has the meaning set forth in paragraph 2(c)(iii) of these Articles Supplementary.
     "Notice of Special Dividend Period" has the meaning set forth in paragraph 2(c)(iii) of these Articles Supplementary.
     "Optional Redemption Price" means $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption and excluding Additional Dividends plus any applicable redemption premium attributable to the designation of a Premium Call Period.
     "Other AMPS" means the auction rate preferred stock of the Corporation, other than the AMPS.
     "Outstanding" means, as of any date (i) with respect to AMPS, shares of AMPS theretofore issued by the Corporation except, without duplication, (A) any shares of AMPS theretofore cancelled or delivered to the Auction Agent for cancellation, or redeemed by the Corporation, or as to which a Notice of

Redemption shall have been given and moneys shall have been deposited in trust by the Corporation pursuant to paragraph 4(c) and (B) any shares of AMPS as to which the Corporation or any Affiliate thereof shall be an Existing Holder, provided that shares of AMPS held by an Affiliate shall be deemed outstanding for purposes of calculating the AMPS Basic Maintenance Amount and (ii) with respect to shares of other Preferred Stock, has the equivalent meaning.
     "Parity Stock" means the AMPS and each other outstanding series of Preferred Stock the holders of which, together with the holders of the AMPS, shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in proportion to the full respective preferential amounts to which they are entitled, without preference or priority one over the other.
     "Person" means and includes an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.
     "Potential Beneficial Owner" means a customer of a Broker-Dealer or a Broker-Dealer that is not a Beneficial Owner of shares of AMPS but that wishes to purchase such shares, or that is a Beneficial Owner that wishes to purchase additional shares of AMPS.
     "Potential Holder" means any Broker-Dealer or any such other Person as may be permitted by the Corporation, including any

Existing Holder, who may be interested in acquiring shares of AMPS (or, in the case of an Existing Holder, additional shares of AMPS).
     "Preferred Stock" means the preferred stock, par value $.10 per share, of the Corporation, and includes AMPS and Other AMPS.
     "Premium Call Period" has the meaning set forth under the definition of "Specific Redemption Provisions".
     "Pricing Service" means J.J. Kenny or any pricing service designated by the Board of Directors of the Corporation provided the Corporation obtains written assurance from S&P and Moody's that such designation will not impair the rating then assigned by S&P and Moody's to the AMPS.
     "Quarterly Valuation Date" means the twenty-fifth day of the last month of each fiscal quarter of the Corporation (or, if such day is not a Business Day, the next succeeding Business Day) in each fiscal year of the Corporation, commencing _______ 25, 1996.
     "Receivables for Municipal Bonds Sold" for Moody's has the meaning set forth under the definition of Moody's Discount Factor, and for S&P has the meaning set forth under the definition of S&P Discount Factor.
     "Reference Rate" means: (i) with respect to a Dividend Period or a Short Term Dividend Period having 28 or fewer days, the higher of the applicable "AA" Composite Commercial Paper Rate and the Taxable Equivalent of the Short-Term Municipal Bond Rate, (ii) with respect to any Short Term Dividend Period having more than 28 but fewer than 183 days, the applicable "AA" Composite

Commercial Paper Rate, (iii) with respect to any Short Term Dividend Period having 183 or more but fewer than 364 days, the applicable U.S. Treasury Bill Rate and (iv) with respect to any Long Term Dividend Period, the applicable U.S. Treasury Note Rate.
     "Request for Special Dividend Period" has the meaning set forth in paragraph 2(c)(iii) of these Articles Supplementary.
     "Response" has the meaning set forth in paragraph 2(c)(iii) of these Articles Supplementary.
     "Retroactive Taxable Allocation" has the meaning set forth in paragraph 2(e) of these Articles Supplementary.
     "Right," with respect to each series of AMPS, has the meaning set forth in paragraph 2(e) of these Articles Supplementary and, with respect to Other AMPS, has the equivalent meaning.
     "S&P" means Standard & Poor's Ratings Group or its successors.
     "S&P Discount Factor" means, for purposes of determining the Discounted Value of any Municipal Bond which constitutes an S&P Eligible Asset, the percentage determined by reference to (a) the rating by S&P or Moody's on such Bond and (b) the S&P Exposure Period, in accordance with the tables set forth below:

                            Rating Category
                            ---------------


S&P Exposure Period           AAA* AA*  A*   BBB*
-------------------           -------------------

40 Business Days              190% 195% 210% 250%
22 Business Days              170  175  190  230
10 Business Days              155  160  175  215
7  Business Days              150  155  170  210
3  Business Days              130  135  150  190


-------------------
*  S&P rating.

     Notwithstanding the foregoing, (i) the S&P Discount Factor for short-term Municipal Bonds will be 115%, so long as such Municipal Bonds are rated A-1+ or SP-1+ by S&P and mature or have a demand feature exercisable in 30 days or less, or 125% if such Municipal Bonds are not rated by S&P but are rated VMIG-1, P-1 or MIG-1 by Moody's; provided, however, such short-term Municipal Bonds rated by Moody's but not rated by S&P having a demand feature exercisable in 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution having a short-term rating of at least A-1+ from S&P; and further provided that such short-term Municipal Bonds rated by Moody's but not rated by S&P may comprise no more than 50% of short-term Municipal Bonds that qualify as S&P Eligible Assets and (ii) no S&P Discount Factor will be applied to cash or to Receivables for Municipal Bonds Sold. "Receivables for Municipal Bonds Sold," for purposes of calculating S&P's Eligible Assets as of any Valuation Date, means the book value of receivables for Municipal Bonds sold as of or prior to such Valuation Date if such receivables are due within five Business

Days of such Valuation Date. For purposes of the foregoing, Anticipation Notes rated SP-1+ or, if not rated by S&P, rated VMIG-1 by Moody's, which do not mature or have a demand feature exercisable in 30 days and which do not have a long-term rating, shall be considered to be short-term Municipal Bonds.
     "S&P Eligible Asset" means cash, Receivables for Municipal Bonds Sold or a Municipal Bond that (i) is issued by any of the 50 states, the territories and their subdivisions, counties, cities, towns, villages, and school districts, agencies, such as authorities and special districts created by the states, and certain federally sponsored agencies such as local housing authorities (payments made on these bonds are exempt from regular federal income taxes and are generally exempt from state and local taxes in the state of issuance), (ii) is interest bearing and pays interest at least semi-annually; (iii) is payable with respect to principal and interest in United States Dollars; (iv) is publicly rated BBB or higher by S&P or, except in the case of Anticipation Notes that are grant anticipation notes or bond anticipation notes which must be rated by S&P to be included in S&P Eligible Assets, if not rated by S&P but rated by Moody's, is rated at least A by Moody's (provided that such Moody's-rated Municipal Bonds will be included in S&P Eligible Assets only to the extent the Market Value of such Municipal Bonds does not exceed 50% of the aggregate Market Value of the S&P Eligible Assets; and further provided that, for purposes of determining the S&P Discount Factor applicable to any such Moody's-rated

Municipal Bond, such Municipal Bond will be deemed to have an S&P rating which is one full rating category lower than its Moody's rating); (v) is not subject to a covered call or covered put option written by the Corporation;
(vi) is not part of a private placement of Municipal Bonds; and (vii) is part of an issue of Municipal Bonds with an original issue size of at least $20 million or, if of an issue with an original issue size below $20 million (but in no event below $10 million), is issued by an issuer with a total of at least $50 million of securities outstanding. Notwithstanding the foregoing:
          (1) Municipal Bonds of any one issuer or guarantor (excluding bond insurers) will be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Bonds does not exceed 10% of the aggregate Market Value of the S&P Eligible Assets, provided that 2% is added to the applicable S&P Discount Factor for every 1% by which the Market Value of such Municipal Bonds exceeds 5% of the aggregate Market Value of the S&P Eligible Assets;
          (2) Municipal Bonds guaranteed or insured by any one bond insurer will be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Bonds does not exceed 25% of the aggregate Market Value of the S&P Eligible Assets; and
          (3) Municipal Bonds issued by issuers in any one state or territory will be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Bonds does not exceed 20% of the aggregate Market Value of S&P Eligible Assets.
     "S&P Exposure Period" means the maximum period of time following a Valuation Date, including the Valuation Date and the AMPS Basic Maintenance Cure Date, that the Corporation has under these Articles Supplementary to cure any failure to maintain, as of such Valuation Date, the Discounted Value for its portfolio at least equal to the AMPS Basic Maintenance Amount (as described in paragraph 7(a) of these Articles Supplementary).
     "S&P Hedging Transactions" has the meaning set forth in paragraph 8(a) of these Articles Supplementary.
     "S&P Volatility Factor" means 277% or such other potential dividend rate increase factor as S&P advises the Corporation in writing is applicable.
     "Securities Depository" means The Depository Trust Company or any successor company or other entities elected by the Corporation as securities depository for the shares of AMPS that agrees to follow the procedures required to be followed by such securities depository in connection with the shares of AMPS.
     "Service" means the United States Internal Revenue Service.
     "7-Day Dividend Period" means, with respect to Series E AMPS, a Dividend Period consisting of seven days.
     "Short Term Dividend Period" means a Special Dividend Period consisting of a specified number of days (other than 28 in the case of Series A AMPS, Series B AMPS, Series C AMPS and Series D

AMPS and other than seven in the case of Series E AMPS), evenly divisible by seven and not fewer than seven nor more than 364.
     "Special Dividend Period" means a Dividend Period consisting of (i) a specified number of days (other than 28 in the case of Series A AMPS, Series B AMPS, Series C AMPS and Series D AMPS and other than seven in the case of Series E AMPS), evenly divisible by seven, and not fewer than seven nor more than 364 or (ii) a specified period of one whole year or more but not greater than five years (in each case subject to adjustment as provided in paragraph 2(b)(i)).
     "Specific Redemption Provisions" means, with respect to a Special Dividend Period either, or any combination of, (i) a period (a "Non-Call Period") determined by the Board of Directors of the Corporation, after consultation with the Auction Agent and the Broker-Dealers, during which the shares of AMPS subject to such Dividend Period shall not be subject to redemption at the option of the Corporation and (ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Board of Directors of the Corporation, after consultation with the Auction Agent and the Broker-Dealers, during each year of which the shares of AMPS subject to such Dividend Period shall be redeemable at the Corporation's option at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $25,000, as determined by the Board of Directors of the Corporation after consultation with the Auction Agent and the Broker-Dealers.

     "Stock Books" means the books maintained by the Auction Agent setting forth at all times a current list, as determined by the Auction Agent, of Existing Holders of the AMPS.
     "Stock Register" means the register of Holders maintained on behalf of the Corporation by the Auction Agent in its capacity as transfer agent and registrar for the AMPS.
     "Subsequent Dividend Period," with respect to AMPS, has the meaning set forth in paragraph 2(c)(i) of these Articles Supplementary and, with respect to Other AMPS, has the equivalent meaning.
     "Substitute Commercial Paper Dealers" means such Substitute Commercial Paper Dealer or Dealers as the Corporation may from time to time appoint or, in lieu of any thereof, their respective affiliates or successors.
    "Substitute Rating Agency" and "Substitute Rating Agencies" mean a nationally recognized statistical rating organization or two nationally recognized statistical rating organizations, respectively, selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated or its affiliates and successors, after consultation with the Corporation, to act as the substitute rating agency or substitute rating agencies, as the case may be, to determine the credit ratings of the shares of AMPS.
     "Taxable Equivalent of the Short-Term Municipal Bond Rate" on any date means 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30 day High Grade Index (the "Kenny Index") or any successor index, made available for the Business Day immediately preceding such date but in any event not later than 8:30 A.M., New York City time, on such date by Kenny Information Systems Inc. or any successor thereto, based upon 30-day yield evaluations at par of bonds the interest on which is excludable for regular Federal income tax purposes under the Code of "high grade" component issuers selected by Kenny Information Systems Inc. or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds but shall exclude any bonds the interest on which constitutes an item of tax preference under
Section 57(a)(5) of the Code, or successor provisions, for purposes of the "alternative minimum tax," divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal); provided, however, that if the Kenny Index is not made so available by 8:30 A.M., New York City time, on such date by Kenny Information Systems Inc. or any successor, the Taxable Equivalent of the Short-Term Municipal Bond Rate shall mean the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the most recent Kenny


Index so made available for any preceding Business Day, divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal). The Corporation may not utilize a successor index to the Kenny Index unless Moody's and S&P provide the Corporation with written confirmation that the use of such successor index will not adversely affect the then current respective Moody's and S&P ratings of the AMPS.

     "Treasury Bonds" has the meaning set forth in paragraph 8(a) of these Articles Supplementary.
     "28-Day Dividend Period" means, with respect to Series A AMPS, Series
B AMPS, Series C AMPS and Series D AMPS, a Dividend Period consisting of 28 days.
     "U.S. Treasury Bill Rate" on any date means (i) the Interest Equivalent of the rate on the actively traded Treasury Bill with a maturity most nearly comparable to the length of the related Dividend Period, as such rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York in its Composite 3:30 P.M. Quotations for U.S. Government Securities report for such Business Day, or (ii) if such yield as so calculated is not available, the Alternate Treasury Bill Rate on such date. "Alternate Treasury Bill Rate" on any date means the Interest Equivalent of the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded Treasury Bill with a maturity most nearly comparable to the length of the related Dividend Period, as determined by bid price quotations as of any time on the Business Day immediately preceding such date, obtained from at least three recognized primary U.S. Government securities dealers selected by the Auction Agent.
     "U.S. Treasury Note Rate" on any date means (i) the yield as calculated by reference to the bid price quotation of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend

Period, as such bid price quotation is published on the Business Day immediately preceding such date by the Federal Reserve Bank of New York in its Composite 3:30 P.M. Quotations for U.S. Government Securities report for such Business Day, or (ii) if such yield as so calculated is not available, the Alternate Treasury Note Rate on such date. "Alternate Treasury Note Rate" on any date means the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as determined by the bid price quotations as of any time on the Business Day immediately preceding such date, obtained from at least three recognized primary U.S. Government securities dealers selected by the Auction Agent.
     "Valuation Date" means, for purposes of determining whether the Corporation is maintaining the AMPS Basic Maintenance Amount, each Business Day commencing with the Date of Original Issue.
     "Variation Margin" means, in connection with an outstanding futures contract owned or sold by the Corporation, the amount of cash or securities paid to or received from a broker (subsequent to the Initial Margin payment) from time to time as the price of such futures contract fluctuates.
     (b) The foregoing definitions of Accountant's Confirmation, AMPS Basic Maintenance Amount, AMPS Basic Maintenance Cure Date, AMPS Basic Maintenance Report, Deposit Securities, Discounted Value, Dividend Coverage Amount, Independent Accountant, Initial

Margin, Market Value, Maximum Potential Additional Dividend Liability, Moody's Discount Factor, Moody's Eligible Asset, Moody's Exposure Period, Moody's Hedging Transactions, Moody's Volatility Factor, S&P Discount Factor, S&P Eligible Asset, S&P Exposure Period, S&P Hedging Transactions, S&P Volatility Factor, Valuation Date and Variation Margin have been determined by the Board of Directors of the Corporation in order to obtain a "aaa" rating from Moody's and a AAA rating from S&P on the AMPS on their Date of


Original Issue; and the Board of Directors of the Corporation shall have the authority, without shareholder approval, to amend, alter or repeal from time to time the foregoing definitions and the restrictions and guidelines set forth thereunder if Moody's and S&P or any Substitute Rating Agency advises the Corporation in writing that such amendment, alteration or repeal will not adversely affect their then current ratings on the AMPS.
     2.   Dividends.  (a)  The Holders shall be entitled to receive, when,
          ---------
as and if declared by the Board of Directors of the Corporation, out of funds legally available therefor, cumulative dividends each consisting of (i) cash at the Applicable Rate, (ii) a Right to receive cash as set forth in paragraph 2(e) below, and (iii) any additional amounts as set forth in paragraph 2(f) below, and no more, payable on the respective dates set forth below. Dividends on the shares of AMPS so declared and payable shall be paid
(i) in preference to and in priority over any dividends declared and payable on the Common Stock, and (ii) to the extent permitted under the Code and to the extent available, out of net tax-exempt income earned on the Corporation's investments. To the extent permitted under the Code, dividends on shares of AMPS will be designated as exempt-interest dividends. For the purposes of this section, the term "net tax-exempt income" shall exclude capital gains of the Corporation.
      (b) (i) Cash dividends on shares of AMPS shall accumulate from the Date of Original Issue and shall be payable, when, as and if declared by the Board of Directors, out of funds legally available therefor, commencing on the Initial Dividend Payment Date with respect to each series of AMPS. Following the Initial Dividend Payment Date for each series of AMPS, dividends on each series of AMPS will be payable, at the option of the Corporation, either (i) with respect to any 7-Day Dividend Period, any 28-Day Dividend Period and any Short Term Dividend Period of 35 or fewer days on the day next succeeding the last day thereof, or (ii) with respect to any Short Term Dividend Period of more than 35 days and with respect to any Long Term Dividend Period, monthly on the first Business Day of each calendar month during such Short Term Dividend Period or Long Term Dividend Period and on the day next succeeding the last day thereof (each such date referred to in clause (i) or (ii) being herein referred to as a "Normal Dividend Payment Date"), except that if such Normal Dividend Payment Date is not a Business Day, then (i) the Dividend Payment Date shall be the first Business Day next succeeding such Normal Dividend Payment Date if such Normal Dividend Payment Date is a Monday, Tuesday, Wednesday or Thursday, or (ii) the Dividend Payment Date shall be the first Business Day next preceding such Normal Dividend Payment Date if such Normal Dividend Payment Date is a Friday. If, however, in the case of clause (ii) in the preceding sentence, the Securities Depository shall make available to its participants and members in funds immediately available in New York City on Dividend Payment Dates the amount due as dividends on such Dividend Payment Dates (and the Securities Depository shall have so advised the Corporation), and if the Normal Dividend Payment Date is not a Business Day, then the Dividend Payment Date shall be the next succeeding Business Day. Although any particular Dividend Payment Date may not occur on the originally scheduled date because of the exceptions discussed above, the next succeeding Dividend Payment Date, subject to such exceptions, will occur on the next following originally scheduled date. If for any reason a Dividend Payment Date cannot be fixed as described above, then the Board of Directors shall fix the Dividend Payment Date. The Initial Dividend Period, 7-Day Dividend Periods, 28-Day Dividend Periods and Special Dividend Periods are hereinafter sometimes referred to as Dividend Periods. Each dividend payment date determined as provided above is hereinafter referred to as a "Dividend Payment Date."
         (ii) Each dividend shall be paid to the Holders as they appear in the Stock Register as of 12:00 noon, New York City time, on the Business Day preceding the Dividend Payment Date. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as they appear on the Stock Register on a date, not exceeding 15 days prior to the payment date therefor, as may be fixed by the Board of Directors of the Corporation.
     (c) (i) During the period from and including the first Date of Original Issue for each series of AMPS to but excluding the Initial Dividend Payment Date for each series of AMPS (the "Initial Dividend Period"), the Applicable Rate shall be the Initial Dividend Rate. Commencing on the Initial Dividend Payment Date for each series of AMPS, the Applicable Rate for each subsequent dividend period (hereinafter referred to as a "Subsequent Dividend Period"), which Subsequent Dividend Period shall commence on and include a Dividend Payment Date and shall end on and include the calendar day prior to the next Dividend Payment Date (or last Dividend Payment Date in a Dividend Period if there is more than one Dividend Payment Date), shall be equal to the rate per annum that results from implementation of the Auction Procedures.
      The Applicable Rate for each Dividend Period commencing during a Non-Payment Period shall be equal to the Non-Payment Period Rate; and each Dividend Period, commencing after the first day of, and during, a Non-Payment Period shall be a 28-Day Dividend Period in the case of Series A AMPS, Series B AMPS,

Series C AMPS and Series D AMPS and a 7-Day Dividend Period in the case of Series E AMPS, provided that if the preceding Dividend Period for Series A AMPS, Series B AMPS, Series C AMPS or Series D AMPS is a Special Dividend Period of less than 28 days, the Dividend Period commencing during a Non-Payment Period will be the same length as such preceding Dividend Period. Except in the case of the willful failure of the Corporation to pay a dividend on a Dividend Payment Date or to redeem any shares of AMPS on the date set for such redemption, any amount of any dividend due on any Dividend Payment Date (if, prior to the close of business on the second Business Day preceding such Dividend Payment Date, the Corporation has declared such dividend payable on such Dividend Payment Date to the Holders of such shares of AMPS as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date) or redemption price with respect to any shares of AMPS not paid to such Holders when due may be paid to such Holders in the same form of funds by 12:00 noon, New York City time, on any of the first three Business Days after such Dividend Payment Date or due date, as the case may be, provided that, such amount is accompanied by a late charge calculated for such period of non-payment at the Non-Payment Period Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 365. In the case of a willful failure of the Corporation to pay a dividend on a Dividend Payment Date or to redeem any shares of AMPS on the date set for such redemption, the preceding sentence shall not apply and the Applicable Rate for the Dividend Period commencing during the Non-Payment Period resulting from such failure shall be the Non-Payment Period Rate. For the purposes of the foregoing, payment to a person in same-day funds on any Business Day at any time shall be considered equivalent to payment to such person in New York Clearing House (next-day) funds at the same time on the preceding Business Day, and any payment made after 12:00 noon, New York City time, on any Business Day shall be considered to have been made instead in the same form of funds and to the same person before 12:00 noon, New York City time, on the next Business Day.
    (ii) The amount of cash dividends per share of any series of AMPS pay-able (if declared) on the Initial Dividend Payment Date, each 7-Day Dividend Period, each 28-Day Dividend Period and each Short Term Dividend Period shall be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be the number of days in such Dividend Period or part thereof that such share was outstanding and the denominator of which will be 365, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Long Term Dividend Period, the amount of cash dividends per share of AMPS payable (if declared) on any Dividend Payment Date shall be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be such number of days in such part of such Dividend Period that such share was outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 360, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent.
   (iii) With respect to each Dividend Period that is a Special Dividend Period, the Corporation may, at its sole option and to the extent permitted by law, by telephonic and written notice (a "Request for Special Dividend Period") to the Auction Agent and to each Broker-Dealer, request that the next succeeding Dividend Period for a series of AMPS be a number of days (other than 28 in the case of Series A AMPS, Series B AMPS, Series C AMPS and Series D AMPS and other than seven in the case of Series E AMPS), evenly divisible by seven, and not fewer than seven nor more than 364 in the case of a Short Term Dividend Period or one whole year or more but not greater than five years in the case of a Long Term Dividend Period, specified in such notice, provided that the Corporation may not give a Request for Special Dividend Period of greater than 28 days (and any such request shall be null and void) unless, for any Auction occurring after the initial Auction, Sufficient Clearing Bids were made in the last occurring Auction and unless full cumulative dividends, any amounts due with respect to redemptions, and any Additional Dividends payable prior to such date have been paid in full. Such Request for Special Dividend Period, in the case of a Short Term Dividend Period, shall be given on or prior to the second Business Day but not more than seven Business Days prior to an Auction Date for a series of AMPS and, in the case of a Long Term Dividend Period, shall be given on or prior to the second Business Day but not more than 28 days prior to an Auction Date for the AMPS. Upon receiving such Request for Special Dividend Period, the Broker-Dealer(s) shall jointly determine whether, given the factors set forth below, it is advisable that the Corporation issue a Notice of Special Dividend Period for the series of AMPS as contemplated by such Request for Special Dividend Period and the Optional Redemption Price of the AMPS during such Special Dividend Period and the Specific Redemption Provisions and shall give the Corporation and the Auction Agent written notice (a "Response") of such determination by no later than the second Business Day prior to such Auction Date. In making such determination the Broker-Dealer(s) will consider (1) existing short-term and long-term market rates and indices of such short-term and long-term rates, (2) existing market supply and demand for short-term and long-term securities, (3) existing yield curves for short-term and long-term securities comparable to the AMPS, (4) industry and financial conditions which may affect the AMPS, (5) the investment objective of the Corporation, and (6) the Dividend Periods and dividend rates at which current and potential beneficial holders of the AMPS would remain or become beneficial holders. If the Broker-Dealer(s) shall not give the Corporation and the Auction Agent a Response by such second Business Day or if the Response states that given the factors set forth above it is not advisable that the Corporation give a

Notice of Special Dividend Period for the series of AMPS, the Corporation may not give a Notice of Special Dividend Period in respect of such Request for Special Dividend Period. In the event the Response indicates that it is advisable that the Corporation give a Notice of Special Dividend Period for the series of AMPS, the Corporation may by no later than the second Business Day prior to such Auction Date give a notice (a "Notice of Special Dividend Period") to the Auction Agent, the Securities Depository and each Broker-- Dealer which notice will specify (i) the duration of the Special Dividend Period, (ii) the Optional Redemption Price as specified in the related Response and (iii) the Specific Redemption Provisions, if any, as specified in the related Response. The Corporation shall also provide a copy of such Notice of Special Dividend Period to Moody's and S&P. The Corporation shall not give a Notice of Special Dividend Period and, if the Corporation has given a Notice of Special Dividend Period, the Corporation is required to give telephonic and written notice of its revocation (a "Notice of Revocation") to the Auction Agent, each Broker-Dealer, and the Securities Depository on or prior to the Business Day prior to the relevant Auction Date if (x) either the 1940 Act AMPS Asset Coverage is not satisfied or the Corporation shall fail to maintain S&P Eligible Assets and Moody's Eligible Assets each with an aggregate Discounted Value at least equal to the AMPS Basic Maintenance Amount, in each case on each of the two Valuation Dates immediately preceding the Business Day prior to the relevant Auction Date on an actual basis and on a pro forma basis giving effect to the proposed Special Dividend Period (using as a pro forma dividend rate with respect to such Special Dividend Period the dividend rate which the Broker-Dealers shall advise the Corporation is an approximately equal rate for securities similar to the AMPS with an equal dividend period), provided that, in calculating the aggregate Discounted Value of Moody's Eligible Assets for this purpose, the Moody's Exposure Period shall be deemed to be one week longer, (y) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on the third Business Day preceding the related Auction Date or (z) the Broker-Dealer(s) jointly advise the Corporation that after consideration of the factors listed above they have concluded that it is advisable to give a Notice of Revocation. The Corporation shall also provide a copy of such Notice of Revocation to Moody's and S&P. If the Corporation is prohibited from giving a Notice of Special Dividend Period as a result of any of the factors enumerated in clause (x), (y) or (z) above or if the Corporation gives a Notice of Revocation with respect to a Notice of Special Dividend Period for any series of AMPS, the next succeeding Dividend Period for that series will be a 28-Day Dividend Period in the case of Series A AMPS, Series B AMPS, Series C AMPS and Series D AMPS and a 7-Day Dividend Period in the case of Series E AMPS, provided that if the then current

Dividend Period for Series A AMPS, Series B AMPS, Series C AMPS and Series
D AMPS is a Special Dividend Period of less than 28 days, the next succeeding Dividend Period for such series of AMPS will be the same length as such current Dividend Period. In addition, in the event Sufficient Clearing Bids are not made in the applicable Auction or such Auction is not held for any reason, such next succeeding Dividend Period will be a 28-Day Dividend Period (in the case of Series A AMPS, Series B AMPS, Series C AMPS and Series D
AMPS) or a 7-Day Dividend Period (in the case of Series E AMPS) and the Corporation may not again give a Notice of Special Dividend Period for the AMPS (and any such attempted notice shall be null and void) until Sufficient Clearing Bids have been made in an Auction with respect to a 28-Day Dividend Period (in the case of Series A AMPS, Series B AMPS, Series C AMPS and Series D AMPS) or a 7-Day Dividend Period (in the case of Series E AMPS).
     (d) (i) Holders shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends and applicable late charges, as herein provided, on the shares of AMPS (except for Additional Dividends as provided in paragraph 2(e) hereof and additional payments as provided in paragraph 2(f) hereof). Except for the late charge payable pursuant to paragraph 2(c)(i) hereof, no interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment on the shares of AMPS that may be in arrears.

    (ii) For so long as any share of AMPS is Outstanding, the Corporation shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Stock or other stock, if any, ranking junior to the shares of AMPS as to dividends or upon liquidation) in respect of the Common Stock or any other stock of the


Corporation ranking junior to or on a parity with the shares of AMPS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of the Common Stock or any other such junior stock (except by conversion into or exchange for stock of the Corporation ranking junior to the shares of AMPS as to dividends and upon liquidation) or any other such Parity Stock (except by conversion into or exchange for stock of the Corporation ranking junior to or on a parity with the shares of AMPS as to dividends and upon liquidation), unless (A) immediately after such transaction, the Corporation shall have S&P Eligible Assets and Moody's Eligible Assets each with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount and the Corporation shall maintain the 1940 Act AMPS Asset Coverage, (B) full cumulative dividends on shares of AMPS and shares of Other AMPS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent, (C) any Additional Dividend required to be paid under paragraph 2(e) below on or before the date of such declaration or payment has been paid and (D) the Corporation has redeemed the full number of shares of AMPS required to be redeemed by any provision for mandatory redemption contained herein.
     (e)  Each dividend shall consist of (i) cash at the Applicable Rate,
(ii) an uncertificated right (a "Right") to receive an Additional Dividend (as defined below), and (iii) any additional amounts as set forth in paragraph 2(f) below. Each Right shall thereafter be independent of the share or shares of AMPS on which the dividend was paid. The Corporation shall cause to be maintained a record of each Right received by the respective Holders. A Right may not be transferred other than by operation of law. If the Corporation retroactively allocates any net capital gains or other income subject to regular Federal income taxes to shares of AMPS without having given advance notice thereof to the Auction Agent as described in paragraph 2(f) hereof solely by reason of the fact that such allocation is made as a result of the redemption of all or a portion of the outstanding shares of AMPS or the liquidation of the Corporation (the amount of such allocation referred to herein as a "Retroactive Taxable Allocation"), the Corporation will, within 90 days (and generally within 60 days) after the end of the Corporation's fiscal year for which a Retroactive Taxable Allocation is made, provide notice thereof to the Auction Agent and to each holder of a Right applicable to such shares of AMPS

(initially Cede & Co. as nominee of the Depository Trust Company) during such fiscal year at such holder's address as the same appears or last appeared on the Stock Books of the Corporation. The Corporation will, within 30 days after such notice is given to the Auction Agent, pay to the Auction Agent (who will then distribute to such holders of Rights), out of funds legally available therefor, an amount equal to the aggregate Additional Dividend with respect to all Retroactive Taxable Allocations made to such holders during the fiscal year in question.
     An "Additional Dividend" means payment to a present or former holder of shares of AMPS of an amount which, when taken together with the aggregate amount of Retroactive Taxable Allocations made to such holder with respect to the fiscal year in question, would cause such holder's dividends in dollars from the aggregate of both the Retroactive Taxable Allocations and the Additional Dividend to be equal to the dollar amount of the dividends which would have been received by such holder if the amount of the aggregate Retroactive Taxable Allocations would have been excludable from the gross income of such holder. Such Additional Dividend shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no holder of shares of AMPS is subject to the Federal alternative minimum tax with respect to dividends received from the Corporation; and
(iii) assuming that each Retroactive Taxable Allocation would be taxable in the hands of each holder of shares of AMPS at the greater of: (x) the maximum marginal regular
                                      49

Federal individual income tax rate applicable to ordinary income or capital gains depending on the taxable character of the distribution (including any surtax); or (y) the maximum marginal regular Federal corporate income tax rate applicable to ordinary income or capital gains depending on the taxable character of the distribution (disregarding in both (x) and (y) the phase out of, or provision limiting, personal exemptions, itemized deductions, or the benefit of lower tax brackets).
     (f) Except as provided below, whenever the Corporation intends to include any net capital gains or other income subject to regular Federal income taxes in any dividend on shares of AMPS, the Corporation will notify the Auction Agent of the amount to be so included at least five Business Days prior to the Auction Date on which the Applicable Rate for such dividend is to be established. The Corporation may also include such income in a dividend on shares of a series of AMPS without giving advance notice thereof if it increases the dividend by an additional amount calculated as if such income was a Retroactive Taxable Allocation and the additional amount was an Additional Dividend, provided that the Corporation will notify the Auction Agent of the additional amounts to be included in such dividend at least five Business Days prior to the applicable Dividend Payment Date.
     (g)  No fractional shares of AMPS shall be issued.
     3.   Liquidation Rights.  Upon any liquidation, dissolution or winding
          ------------------
up of the Corporation, whether voluntary or involuntary, the Holders shall be entitled to receive, out of the assets of the Corporation available for distribution to shareholders, before any distribution or payment is made upon any Common Stock or any other capital stock ranking junior in right of payment upon liquidation to the AMPS, the sum of $25,000 per share plus accumulated but unpaid dividends (whether or not earned or declared) thereon to date of distribution, and after such payment the holders of AMPS will be entitled to no other payments other than Additional Dividends as provided in paragraph 2(e) hereof. If upon any liquidation, dissolution or winding up of the Corporation, the amounts payable with respect to the AMPS and any other Outstanding class or series of Preferred Stock of the Corporation ranking on a parity with the AMPS as to payment upon liquidation are not paid in full, the Holders and the holders of such other class or series will share ratably in any such distribution of assets in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of the liquidating distribution to which they are entitled, the Holders will not be entitled to any further participation in any distribution of assets by the Corporation except for any Additional Dividends. A consolidation, merger or statutory share exchange of the Corporation with or into any other corporation or entity or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of the Corporation shall not be deemed or construed to be a liquidation, dissolution or winding up of the Corporation.

     4.   Redemption.  (a)  Shares of AMPS shall be redeemable by the
          ----------
Corporation as provided below:
          (i) To the extent permitted under the 1940 Act and Maryland law, upon giving a Notice of Redemption, the Corporation at its option may redeem shares of AMPS, in whole or in part, out of funds legally available therefor, at the Optional Redemption Price per share, on any Dividend Payment Date; provided that no share of AMPS may be redeemed at the option of the Corporation during (A) the Initial Dividend Period with respect to a series
of shares  or (B)  a Non-Call  Period to  which such  share is  subject.   In
addition, holders of AMPS which are redeemed shall be entitled to receive Additional Dividends to the extent provided herein. The Corporation may not give a Notice of Redemption relating to an optional redemption as described in this paragraph 4(a)(i) unless, at the time of giving such Notice of Redemption, the Corporation has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount due to Holders by reason of the redemption of their shares of AMPS on such redemption date.
         (ii) The Corporation shall redeem, out of funds legally available therefor, at the Mandatory Redemption Price per share, shares of AMPS to the extent permitted under the 1940 Act and Maryland law, on a date fixed by the Board of Directors, if the Corporation fails to maintain S&P Eligible

     Assets and Moody's Eligible Assets each with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount as provided in paragraph 7(a) or to satisfy the 1940 Act AMPS Asset Coverage as provided in paragraph 6 and such failure is not cured on or before the AMPS Basic Maintenance Cure Date or the 1940 Act Cure Date (herein collectively referred to as a "Cure Date"), as the case may be. In addition, holders of AMPS so redeemed shall be entitled to receive Additional Dividends to the extent provided herein. The number of shares of AMPS to be redeemed shall be equal to the lesser of (i) the minimum number of shares of AMPS the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, together with all shares of other Preferred Stock subject to redemption or retirement, would result in the Corporation having S&P Eligible Assets and Moody's Eligible Assets each with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount or satisfaction of the 1940 Act AMPS Asset Coverage, as the case may be, on such Cure Date (provided that, if there is no such minimum number of shares of AMPS and shares of other Preferred Stock the redemption of which would have such result, all shares of AMPS and shares of other Preferred Stock then Outstanding shall be redeemed), and (ii) the maximum number of shares of AMPS, together with all shares of other Preferred Stock subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor on such redemption date. In determining the number of shares of AMPS required to be redeemed in accordance with the foregoing, the Corporation shall allocate the number required to be redeemed which would result in the Corporation having S&P Eligible Assets and Moody's Eligible Assets each with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount or satisfaction of the 1940 Act AMPS Asset Coverage, as the case may be, pro rata among shares of AMPS of all series, Other AMPS and other Preferred Stock subject to redemption pursuant to provisions similar to those contained in this paragraph 4(a)(ii); provided that, shares of AMPS which may not be redeemed at the option of the Corporation due to the designation of a Non-Call Period applicable to such shares (A) will be subject to mandatory redemption only to the extent that other shares are not available to satisfy the number of shares required to be redeemed and (B) will be selected for redemption in an ascending order of outstanding number of days in the Non-Call Period (with shares with the lowest number of days to be redeemed first) and by lot in the event of shares having an equal number of days in such Non-Call Period. The Corporation shall effect such redemption on a Business Day which is not later than 35 days after such Cure Date, except that if the Corporation does not have funds legally available for the redemption of all of the required number of shares of AMPS and shares of other Preferred Stock which are subject to mandatory redemption or the Corporation otherwise is unable to effect such redemption on or prior to 35 days after such Cure Date, the Corporation shall redeem those shares of AMPS which it is unable to redeem on the earliest practicable date on which it is able to effect such redemption out of funds legally available therefor.
     (b) Notwithstanding any other provision of this paragraph 4, no shares of AMPS may be redeemed pursuant to paragraph 4(a)(i) of these Articles


Supplementary (i) unless all dividends in arrears on all remaining outstanding shares of Parity Stock shall have been or are being contemporaneously paid or declared and set apart for payment and (ii) if redemption thereof would result in the Corporation's failure to maintain Moody's Eligible Assets or S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount. In the event that less than all the outstanding shares of a series of AMPS are to be redeemed and there is more than one Holder, the shares of that series of AMPS to be redeemed shall be selected by lot or such other method as the Corporation shall deem fair and equitable.
     (c) Whenever shares of AMPS are to be redeemed, the Corporation, not less than 20 nor more than 30 days prior to the date fixed for redemption, shall mail a notice ("Notice of Redemption") by first-class mail, postage prepaid, to each Holder of shares of AMPS to be redeemed and to the Auction Agent. The Corporation shall cause the Notice of Redemption to also be published in the eastern and national editions of The Wall Street Journal. The Notice of Redemption shall
                     --------------- -------
set forth (i) the redemption date, (ii) the amount of the redemption price,
(iii) the aggregate number of shares of AMPS of such series to be redeemed,
(iv) the place or places where shares of AMPS of such series are to be surrendered for payment of the redemption price, (v) a statement that dividends on the shares to be redeemed shall cease to accumulate on such redemption date (except that holders may be entitled to Additional Dividends) and (vi) the provision of these Articles Supplementary pursuant to which such shares are being redeemed. No defect in the Notice of Redemption or in the mailing or publication thereof shall affect the validity of the redemption proceedings, except as required by applicable law.
     If the Notice of Redemption shall have been given as aforesaid and, concurrently or thereafter, the Corporation shall have deposited in trust with the Auction Agent a cash amount equal to the redemption payment for the shares of AMPS as to which such Notice of Redemption has been given with irrevocable instructions and authority to pay the redemption price to the Holders of such shares, then upon the date of such deposit or, if no such deposit is made, then upon such date fixed for redemption (unless the Corporation shall default in making the redemption payment), all rights of the Holders of such shares as shareholders of the Corporation by reason of the ownership of such shares will cease and terminate (except their right to receive the redemption price in respect thereof and any Additional Dividends, but without interest), and such shares shall no longer be deemed outstanding. The Corporation shall be entitled to receive, from time to time, from the Auction Agent the interest, if any, on such moneys deposited with it and the Holders of any shares so redeemed shall have no claim to any of such interest. In case the Holder of any shares, so called for redemption shall not claim the redemption payment for his shares within one year after the date of redemption, the Auction Agent shall, upon demand, pay over to the Corporation such amount remaining on deposit and the Auction Agent shall thereupon be relieved of all responsibility to the Holder of such shares called for redemption and such Holder thereafter shall look only to the Corporation for the redemption payment.
     5.   Voting Rights.  (a)  General.  Except as otherwise provided in the
          -------------        -------
Charter or By-Laws, each Holder of shares of AMPS shall be entitled to one vote for each share held on each matter submitted to a vote of shareholders of the Corporation, and the holders of outstanding shares of Preferred Stock, including AMPS, and of shares of Common Stock shall vote together as a single class; provided that, at any meeting of the shareholders of the Corporation held for the election of directors, the holders of outstanding shares of Preferred Stock, including AMPS, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of capital stock of the Corporation, to elect two directors of the Corporation. Subject to paragraph

5(b) hereof, the holders of outstanding shares of capital stock of the Corporation, including the holders of outstanding shares of Preferred Stock, including AMPS, voting as a single class, shall elect the balance of the directors.
     (b)  Right to Elect Majority of Board of Directors.  During any period
          ---------------------------------------------
in which any one or more of the conditions described below shall exist (such period being referred to herein as a "Voting Period"), the number of directors constituting the Board of Directors shall be automatically increased by the smallest number that, when added to the two directors elected exclusively by the holders of shares of Preferred Stock, would constitute a majority of the Board of Directors as so increased by such smallest number; and the holders of shares of Preferred Stock shall be entitled, voting separately as one class (to the exclusion of the holders of all other securities and classes of capital stock of the Corporation), to elect such smallest number of additional directors, together with the two directors that such holders are in any event entitled to elect. A Voting Period shall commence:
          (i) if at any time accumulated dividends (whether or not earned or declared, and whether or not funds are then legally available in an amount sufficient therefor) on the outstanding shares of AMPS equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the

     Auction Agent for the payment of such accumulated dividends; or
         (ii) if at any time holders of any other shares of Preferred Stock are entitled to elect a majority of the directors of the Corporation under the 1940 Act.
     Upon the termination of a Voting Period, the voting rights described in this paragraph 5(b) shall cease, subject always, however, to the reverting of such voting rights in the Holders upon the further occurrence of any of the events described in this paragraph 5(b).
     (c)  Right to Vote with Respect to Certain Other Matters.  So long as
          ---------------------------------------------------
any shares of AMPS are outstanding, the Corporation shall not, without the affirmative vote of the holders of a majority of the shares of Preferred Stock Outstanding at the time, voting separately as one class: (i) authorize, create or issue (other than with respect to the issuance of the AMPS authorized hereby), or increase the authorized or issued aggregate stated capital amount of (other than with respect to the issuance of the AMPS authorized hereby), any class or series of stock ranking prior to or on a parity with any series of Preferred Stock with respect to payment of dividends or the distribution of assets on liquidation, or increase the authorized aggregate stated capital amount of AMPS or any other Preferred Stock, or (ii) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Charter of holders of shares of AMPS or any other Preferred Stock.
To the extent permitted under the 1940 Act, in the event shares of more than one series of AMPS are outstanding, the Corporation shall not approve any of the actions set forth in clause (i) or (ii) which adversely affects the contract rights expressly set forth in the Charter of a Holder of shares of a series of AMPS differently than those of a Holder of shares of any other series of AMPS without the affirmative vote of the holders of at least a majority of the shares of AMPS of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class). The Corporation shall notify Moody's and S&P ten Business Days prior to any such vote described in clause (i) or (ii). Unless a higher percentage is provided for under the Charter, the affirmative vote of the holders of a majority of the outstanding shares of Preferred Stock, including AMPS, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act. The class vote of holders of shares of Preferred Stock, including AMPS, described above will in each case be in addition to a separate vote of the requisite percentage of shares of Common Stock and shares of Preferred Stock, including AMPS, voting together as a single class necessary to authorize the action in question.

     (d)  Voting Procedures.
          -----------------
          (i) As soon as practicable after the accrual of any right of the holders of shares of Preferred Stock to elect additional directors as described in paragraph 5(b) above, the Corporation shall call a special meeting of such holders and instruct the Auction Agent to mail a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Corporation fails to send such notice to the Auction Agent or if the
Corporation does  not call such a  special meeting, it  may be called  by any
such  holder on  like notice.   The record  date for determining  the holders
entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice
is mailed.   At any  such special meeting and  at each meeting  held during a
Voting Period, such Holders, voting together as a class (to the exclusion of the holders of all other securities and classes of capital stock of the Corporation), shall be entitled to elect the number of directors prescribed in paragraph 5(b) above. At any such meeting or adjournment thereof in the absence of a quorum, a majority of such holders present in person or by proxy shall have the power to adjourn the meeting without notice, other than by an announcement at the meeting, to a date not more than 120 days after the original record date.

         (ii) For purposes of determining any rights of the Holders to vote on any matter or the number of shares required to constitute a quorum, whether such right is created by these Articles Supplementary, by the other provisions of the Charter, by statute or otherwise, a share of AMPS which is not Outstanding shall not be counted.
        (iii) The terms of office of all persons who are directors of the Corporation at the time of a special meeting of Holders and holders of other Preferred Stock to elect directors shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of directors that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent directors elected by the Holders and such other holders of Preferred Stock and the remaining incumbent directors elected by the holders of the Common Stock and
Preferred  Stock,  shall  constitute  the  duly  elected   directors  of  the
Corporation.
         (iv) Simultaneously with the expiration of a Voting Period, the terms of office of the additional directors elected by the Holders and holders of other Preferred Stock pursuant to paragraph 5(b) above shall terminate, the remaining directors shall constitute the directors of the Corporation and the voting rights of the Holders and such other holders to elect additional directors pursuant to paragraph 5(b) above shall cease, subject to the provisions of the last sentence of paragraph 5(b).
     (e)  Exclusive Remedy.  Unless otherwise required by law, the Holders
          ----------------
of shares of AMPS shall not have any rights or preferences other than those specifically set forth herein. The Holders of shares of AMPS shall have no preemptive rights or rights to cumulative voting. In the event that the Corporation fails to pay any dividends on the shares of AMPS, the exclusive remedy of the Holders shall be the right to vote for directors pursuant to the provisions of this paragraph 5.
     (f)  Notification to S&P and Moody's.  In the event a vote of Holders
          -------------------------------
of AMPS is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Corporation shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify S&P and Moody's that such vote is to be taken and the nature of the action with respect to which such vote is to be taken and, not later than ten Business Days after the date on which such vote is taken, notify S&P and Moody's of the result of such vote.
     6.   1940 Act AMPS Asset Coverage.  The Corporation shall maintain, as
          ----------------------------
of the last Business Day of each month in which any share of AMPS is outstanding, the 1940 Act AMPS Asset Coverage.
     7.   AMPS Basic Maintenance Amount.  (a)  The Corporation shall
          -----------------------------
maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date, (i) S&P Eligible Assets having an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount and (ii) Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount. Upon any failure to maintain the required Discounted Value, the Corporation will use its best efforts to alter the composition of its portfolio to reattain a Discounted Value at least equal to the AMPS Basic Maintenance Amount on or prior to the AMPS Basic Maintenance Cure Date.
     (b) On or before 5:00 p.m., New York City time, on the third Business Day after a Valuation Date on which the Corporation fails to satisfy the AMPS Basic Maintenance Amount, the Corporation shall complete and deliver to the Auction Agent, and Moody's and S&P, as the case may be, a complete AMPS Basic Maintenance Report as of the date of such failure, which will be deemed to have been delivered to the Auction Agent if the Auction Agent receives a copy or telecopy, telex or other electronic transcription thereof and on the same day the Corporation mails to the Auction Agent for delivery on the next Business Day the complete AMPS Basic Maintenance Report. The Corporation will deliver an AMPS Basic Maintenance Report to the Auction Agent and Moody's and S&P, as the case may be, on or before 5:00 p.m., New York City time, on the third Business Day after a Valuation Date on which the Corporation cures its failure to maintain Moody's Eligible Assets or S&P Eligible Assets, as the case may be, with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount or on which the Corporation fails to maintain Moody's Eligible Assets or S&P Eligible Assets, as the case may be, with an aggregate Discounted Value which exceeds the AMPS Basic Maintenance Amount by 5% or more. The Corporation will also deliver an AMPS Basic Maintenance Report to the Auction Agent, Moody's and S&P as of each Quarterly Valuation Date on or before the third Business Day after such date. Additionally, on or before 5:00 p.m., New York City time, on the third Business Day after the first day of a Special Dividend Period, the Corporation will deliver an AMPS Basic Maintenance Report to S&P and the Auction Agent. The Corporation shall also provide Moody's and S&P with an AMPS Basic Maintenance Report when specifically requested by either Moody's or S&P. A failure by the Corporation to deliver an AMPS Basic Maintenance Report under this paragraph 7(b) shall be deemed to be delivery of an AMPS Basic Maintenance Report indicating the Discounted Value for S&P Eligible Assets and Moody's Eligible Assets of the Corporation is less than the AMPS Basic Maintenance Amount, as of the relevant Valuation Date.
     (c) Within ten Business Days after the date of delivery of an AMPS Basic Maintenance Report in accordance with paragraph 7(b) above relating to a Quarterly Valuation Date, the Independent Accountant will confirm in writing to the Auction Agent, S&P and Moody's (i) the mathematical accuracy of the calculations reflected in such Report (and in any other AMPS Basic


Maintenance Report, randomly selected by the Independent Accountant, that was delivered by the Corporation during the quarter ending on such Quarterly Valuation Date), (ii) that, in such Report (and in such randomly selected Report), the Corporation correctly determined the assets of the Corporation which constitute S&P Eligible Assets or Moody's Eligible Assets, as the case may be, at such Quarterly Valuation Date in accordance with these Articles Supplementary, (iii) that, in such Report (and in such randomly selected Report), the Corporation determined whether the Corporation had, at such Quarterly Valuation Date (and at the Valuation Date addressed in such randomly selected Report) in accordance with these Articles Supplementary, S&P Eligible Assets of an aggregate Discounted Value at least equal to the AMPS Basic Maintenance Amount and Moody's Eligible Assets of an aggregate Discounted Value at least equal to the AMPS Basic Maintenance Amount, (iv) with respect to the S&P ratings on Municipal Bonds, the issuer name, issue size and coupon rate listed in such Report, that the Independent Accountant has requested that S&P verify such information and the Independent Accountant shall provide a listing in its letter of any differences, (v) with respect to the Moody's ratings on Municipal Bonds, the issuer name, issue size and coupon rate listed in such Report, that such information has been verified by Moody's (in the event such information is not verified by Moody's, the Independent Accountant will inquire of Moody's what such information is, and provide a listing in its letter of any differences), (vi) with respect to the bid or mean price (or such alternative permissible factor used in calculating the Market

Value) provided by the custodian of the Corporation's assets to the Corporation for purposes of valuing securities in the Corporation's portfolio, the Independent Accountant has traced the price used in such Report to the bid or mean price listed in such Report as provided to the Corporation and verified that such information agrees (in the event such information does not agree, the Independent Accountant will provide a listing in its letter of such differences) and (vii) with respect to such confirmation to Moody's, that the Corporation has satisfied the requirements of paragraph 9(b) of these Articles Supplementary (such confirmation is herein called the "Accountant's Confirmation").
     (d) Within ten Business Days after the date of delivery to the Auction Agent, S&P and Moody's of an AMPS Basic Maintenance Report in accordance with paragraph 7(b) above relating to any Valuation Date on which the Corporation failed to maintain S&P Eligible Assets with an aggregate Discounted Value and Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount, and relating to the AMPS Basic Maintenance Cure Date with respect to such failure, the Independent Accountant will provide to the Auction Agent, S&P and Moody's an Accountant's Confirmation as to such AMPS Basic Maintenance Report.
     (e)  If any Accountant's Confirmation delivered pursuant to subparagraph
(c) or (d) of this paragraph 7 shows that an error was made in the AMPS Basic Maintenance Report for a particular Valuation Date for which such Accountant's Confirmation as required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all S&P Eligible Assets or Moody's Eligible Assets, as the case may be, of the Corporation was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Corporation, and the Corporation shall accordingly amend and deliver the AMPS Basic Maintenance Report to the Auction Agent, S&P and Moody's promptly following receipt by the Corporation of such Accountant's Confirmation.
     (f) On or before 5:00 p.m., New York City time, on the first Business Day after the Date of Original Issue of the shares of AMPS, the Corporation will complete and deliver to S&P and Moody's an AMPS Basic Maintenance Report as of the close of business on such Date of Original Issue. Within five Business Days of such Date of Original Issue, the Independent Accountant will confirm in writing to S&P and Moody's (i) the mathematical accuracy of the calculations reflected in such Report and (ii) that the aggregate Discounted Value of S&P Eligible Assets and the aggregate Discounted Value of Moody's Eligible Assets reflected thereon equals or exceeds the AMPS Basic Maintenance Amount reflected thereon. Also, on or before 5:00 p.m., New York City time, on the first Business Day after shares of Common Stock are repurchased by the Corporation, the Corporation will complete and deliver to S&P and Moody's an AMPS Basic Maintenance Report as of the close of business on such date that Common Stock is repurchased.
     (g) For so long as shares of AMPS are rated by Moody's, in managing the Corporation's portfolio, the Adviser will not alter the composition of the Corporation's portfolio if, in the reasonable belief of the Adviser, the effect of any such alteration would be to cause the Corporation to have Moody's Eligible Assets with an aggregate Discounted Value, as of the immediately preceding Valuation Date, less than the AMPS Basic Maintenance Amount as of such Valuation Date; provided, however, that in the event that, as of the immediately preceding Valuation Date, the aggregate Discounted Value of Moody's Eligible Assets exceeded the AMPS Basic Maintenance Amount by five percent or less, the Adviser will not alter the composition of the Corporation's portfolio in a manner reasonably expected to reduce the aggregate Discounted Value of Moody's Eligible Assets unless the Corporation shall have confirmed that, after giving effect to such alteration, the aggregate Discounted Value of Moody's Eligible Assets would exceed the AMPS Basic Maintenance Amount.
     8.   Certain Other Restrictions.
     (a) For so long as any shares of AMPS are rated by S&P, the Corporation-------------------------- will not purchase or sell futures contracts, write, purchase or sell options on futures contracts or write put options (except covered put options) or call options (except covered call options) on portfolio securities unless it receives written confirmation from S&P that engaging in such transactions will not impair the ratings then assigned to the shares of AMPS by S&P, except that the Corporation may purchase or sell futures contracts based on the Bond Buyer Municipal Bond Index (the "Municipal Index") or United States Treasury Bonds or Notes ("Treasury Bonds") and write, purchase or sell put and call options on such contracts (collectively, "S&P Hedging Transactions"), subject to the following limitations:
       (i) the Corporation will not engage in any S&P Hedging Transaction based on the Municipal Index (other than transactions which terminate a futures contract or option held by the Corporation by the Corporation's taking an opposite position thereto ("Closing Transactions")), which would cause the Corporation at the time of such transaction to own or have sold the least of (A) more than 1,000 outstanding futures contracts based on the Municipal Index, (B) outstanding futures contracts based on the Municipal Index exceeding in number 25% of the quotient of the Market Value of the Corporation's total assets divided by $100,000 or (C) outstanding futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;
                 -----------------------
      (ii) the Corporation will not engage in any S&P Hedging Transaction based on Treasury Bonds (other than Closing Transactions) which would cause the Corporation at the time of such transaction to own or have sold the lesser of (A) outstanding futures contracts based on Treasury Bonds and on the Municipal Index exceeding in number 25% of the quotient of the Market Value of the Corporation's total assets divided by $100,000 or (B) outstanding futures contracts based on Treasury Bonds exceeding in number 10% of the average number of daily traded futures contracts based on Treasury Bonds in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;
                 -----------------------
     (iii) the Corporation will engage in Closing Transactions to close out any outstanding futures contract which the Corporation owns or has sold or any outstanding option thereon owned by the Corporation in the event (A) the Corporation does not have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount on two consecutive Valuation Dates and (B) the Corporation is required to pay Variation Margin on the second such Valuation Date;
      (iv) the Corporation will engage in a Closing Transaction to close out any outstanding futures contract or option thereon in the month prior to the delivery month under the terms of such futures contract or option thereon unless the Corporation holds the securities deliverable under such terms; and

       (v) when the Corporation writes a futures contract or option thereon, it will either maintain an amount of cash, cash equivalents or short-term, fixed-income securities in a segregated account with the Corporation's custodian, so that the amount so segregated plus the amount of Initial Margin and Variation Margin held in the account of or on behalf of the Corporation's broker with respect to such futures contract or option equals the Market Value of the futures contract or option, or, in the event the Corporation writes a futures contract or option thereon which requires delivery of an underlying security, it shall hold such underlying security in its portfolio.
     For purposes of determining whether the Corporation has S&P Eligible Assets with a Discounted Value that equals or exceeds the AMPS Basic Maintenance Amount, the Discounted Value of cash or securities held for the payment of Initial Margin or Variation Margin shall be zero and the aggregate Discounted Value of S&P Eligible Assets shall be reduced by an amount equal to (i) 30% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on the Municipal Index which are owned by the Corporation plus (ii) 25% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on Treasury Bonds which contracts are owned by the Corporation.
     (b) For so long as any shares of AMPS are rated by Moody's, the Corporation will not buy or sell futures contracts, write, purchase or sell call options on futures contracts or purchase put options on futures contracts or write call options (except covered call options) on portfolio securities unless it receives written confirmation from Moody's that engaging in such transactions would not impair the ratings then assigned to the shares of AMPS by Moody's, except that the Corporation may purchase or sell exchange-traded futures contracts based on the Municipal Index or Treasury Bonds and purchase, write or sell exchange-traded put options on such futures contracts and purchase, write or sell exchange-traded call options on such futures contracts (collectively, "Moody's Hedging Transactions"), subject to the following limitations:
       (i) the Corporation will not engage in any Moody's Hedging Transaction based on the Municipal Index (other than Closing Transactions) which would cause the Corporation at the time of such transaction to own or have sold (A) outstanding futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction as reported by The
                                                                          ---
Wall Street Journal or (B) outstanding futures contracts based on the
-------------------
Municipal Index having a Market Value exceeding the Market Value of all Municipal Bonds constituting Moody's Eligible Assets owned by the Corporation (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction);

      (ii) the Corporation will not engage in any Moody's Hedging Transaction based on Treasury Bonds (other than Closing Transactions) which would cause the Corporation at the time of such transaction to own or have sold (A) outstanding futures contracts based on Treasury Bonds having an aggregate Market Value exceeding 40% of the aggregate Market Value of Moody's Eligible Assets owned by the Corporation and rated Aa by Moody's (or, if not rated by Moody's but rated by S&P, rated AAA by S&P) or (B) outstanding futures contracts based on Treasury Bonds having an aggregate Market Value
exceeding  80%  of  the  aggregate   Market  Value  of  all  Municipal  Bonds
constituting Moody's Eligible Assets owned by the Corporation (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction) and rated Baa or A by Moody's (or, if not rated by Moody's but rated by S&P, rated A or AA by S&P) (for purposes of the foregoing clauses (i) and (ii), the Corporation shall be deemed to own the number of futures contracts that underlie any outstanding options written by the Corporation);
     (iii) the Corporation will engage in Closing Transactions to close out any outstanding futures contract based on the Municipal Index if the amount of open interest in the Municipal Index as reported by The Wall
                                                                   --------
Street Journal is less than 5,000;
--------------

      (iv) the Corporation will engage in a Closing Transaction to close out any outstanding futures contract by no later than the fifth Business Day of the month in which such contract expires and will engage in a Closing Transaction to close out any outstanding option on a futures contract by no later than the first Business Day of the month in which such option expires;
       (v) the Corporation will engage in Moody's Hedging Transactions only with respect to futures contracts or options thereon having the next settlement date or the settlement date immediately thereafter;
      (vi) the Corporation will not engage in options and futures transactions for leveraging or speculative purposes and will not write any call options or sell any futures contracts for the purpose of hedging the anticipated purchase of an asset prior to completion of such purchase; and
     (vii) the Corporation will not enter into an option or futures transaction unless, after giving effect thereto, the Corporation would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount.
     For purposes of determining whether the Corporation has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the AMPS Basic Maintenance Amount, the Discounted Value of Moody's Eligible Assets which the Corporation is obligated to deliver or receive pursuant to an outstanding futures contract or option shall be as follows: (i) assets subject to call options written by the Corporation which are either exchange-traded and "readily reversible" or which expire within 49 days after the date as of which such valuation is made shall be valued at the lesser of (a) Discounted Value and
(b) the exercise price of the call option written by the Corporation; (ii) assets subject to call options written by the Corporation not meeting the requirements of clause (i) of this sentence shall have no value; (iii) assets subject to put options written by the Corporation shall be valued at the lesser of (A) the exercise price and (B) the Discounted Value of the subject security; (iv) futures contracts shall be valued at the lesser of (A) settlement price and (B) the Discounted Value of the subject security, provided that, if a contract matures within 49 days after the date as of which such valuation is made, where the Corporation is the seller the contract may be valued at the settlement price and where the Corporation is the buyer the contract may be valued at the Discounted Value of the subject securities and (v) where delivery may be made to the Corporation with any security of a class of securities, the Corporation shall assume that it will take delivery of the security with the lowest Discounted Value.
     For purposes of determining whether the Corporation has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the AMPS Basic Maintenance Amount, the following amounts shall be subtracted from the aggregate

Discounted Value of the Moody's Eligible Assets held by the Corporation: (i) 10% of the exercise price of a written call option; (ii) the exercise price of any written put option; (iii) where the Corporation is the seller under a futures contract, 10% of the settlement price of the futures contract; (iv) where the Corporation is the purchaser under a futures contract, the settlement price of assets purchased under such futures contract; (v) the settlement price of the underlying futures contract if the Corporation writes put options on a futures contract; and (vi) 105% of the Market Value of the underlying futures contracts if the Corporation writes call options on a futures contract and does not own the underlying contract.
     (c) For so long as any shares of AMPS are rated by Moody's, the Corporation will not enter into any contract to purchase securities for a fixed price at a future date beyond customary settlement time (other than such contracts that constitute Moody's Hedging Transactions that are permitted under paragraph 8(b) of these Articles Supplementary), except that the Corporation may enter into such contracts to purchase newly-issued securities on the date such securities are issued ("Forward Commitments"), subject to the following limitations:
          (i) the Corporation will maintain in a segregated account with its custodian cash, cash equivalents or short-term, fixed-income securities rated P-1, MIG-1 or VMIG-1 by Moody's and maturing prior to the date of the Forward Commitment with a Market Value that equals or exceeds the amount of the Corporation's obligations under any Forward Commitments to which it is from time to time a party or long-term fixed income securities
with  a  Discounted  Value   that  equals  or  exceeds  the   amount  of  the
Corporation's obligations under any Forward Commitment to which it is from time to time a party; and
         (ii) the Corporation will not enter into a Forward Commitment unless, after giving effect thereto the Corporation would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount.
     For purposes of determining whether the Corporation has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the AMPS Basic Maintenance Amount, the Discounted Value of all Forward Commitments to which the Corporation is a party and of all securities deliverable to the Corporation pursuant to such Forward Commitments shall be zero.
          (d) For so long as shares of AMPS are rated by S&P or Moody's, the Corporation will not, unless it has received written confirmation from S&P and/or Moody's, as the case may be, that such action would not impair the ratings then assigned to shares of AMPS by S&P and/or Moody's, as the case may be, (i) borrow money except for the purpose of clearing transactions in portfolio securities (which borrowings shall under any circumstances be limited to the lesser of $10 million and an amount equal to 5% of the Market Value of the Corporation's assets at the time of such borrowings and which borrowings shall be repaid within 60 days and not be extended or renewed and shall not cause the aggregate Discounted Value of Moody's Eligible Assets and S&P Eligible Assets to be less than the AMPS Basic Maintenance Amount), (ii) engage in short sales of securities, (iii) lend any securities, (iv) issue any class or series of stock ranking prior to or on a parity with the AMPS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Corporation, (v) reissue any AMPS previously purchased or redeemed by the Corporation, (vi) merge or consolidate into or with any other corporation or entity, (vii) change the Pricing Service or
(viii) engage in reverse repurchase agreements.


     9.   Notice.  All notices or communications, unless otherwise specified
          ------
in the By-Laws of the Corporation or these Articles Supplementary, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid. Notice shall be deemed given on the earlier of the date received or the date seven days after which such notice is mailed.
     10.  Auction Procedures.  (a)  Certain definitions.  As used in this
          ------------------        -------------------
paragraph 10, the following terms shall have the following meanings, unless the context otherwise requires:
          (i) "AMPS" means the shares of AMPS being auctioned pursuant to this paragraph 10.

         (ii) "Auction Date" means the first Business Day preceding the first day of a Dividend Period.
        (iii) "Available AMPS" has the meaning specified in paragraph 10(d)(i) below.
         (iv)  "Bid" has the meaning specified in paragraph 10(b)(i) below.
          (v) "Bidder" has the meaning specified in paragraph 10(b)(i) below.
         (vi) "Hold Order" has the meaning specified in paragraph 10(b)(i) below.
        (vii) "Maximum Applicable Rate" for any Dividend Period will be the Applicable Percentage of the Reference Rate. The Applicable Percentage will be determined based on (i) the lower of the credit rating or ratings assigned on such date to such shares by Moody's and S&P (or if Moody's or S&P or both shall not make such rating available, the equivalent of either or both of such ratings by a Substitute Rating Agency or two Substitute Rating Agencies or, in the event that only one such rating shall be available, such rating) and (ii) whether the Corporation has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend pursuant to paragraph 2(f) hereof that net capital gains or other taxable income will be included in such dividend on shares of AMPS as follows:

                                             Applicable     Applicable
                                             Percentage of  Percentage of
                                             Reference      Reference
          Credit Ratings                     Rate -         Rate -
-----------------------------------
   Moody's               S&P              No Notification   Notification
--------------     ----------------       ---------------   ------------

"aa3" or higher     AA- or higher            110%                150%
"a3"  to "a1"       A-  to A+                125%                160%
"baa3" to "baa1"    BBB- to BBB+             150%                250%
Below "baa3"        Below BBB-               200%                275%


     The Corporation shall take all reasonable action necessary to enable S&P and Moody's to provide a rating for each series of AMPS. If either S&P or Moody's shall not make such a rating available, or neither S&P nor Moody's shall make such a rating available, Merrill Lynch, Pierce, Fenner & Smith Incorporated or its affiliates and successors, after consultation with the Corporation, shall select a nationally recognized statistical rating organization or two nationally recognized statistical rating organizations to act as a Substitute Rating Agency or Substitute Rating Agencies, as the case may be.
       (viii)  "Order" has the meaning specified in paragraph 10(b)(i) below.
         (ix) "Sell Order" has the meaning specified in paragraph 10(b)(i) below.


          (x) "Submission Deadline" means 1:00 P.M., New York City time, on any Auction Date or such other time on any Auction Date as may be specified by the Auction Agent from time to time as the time by which each Broker-Dealer must submit to the Auction Agent in writing all orders obtained by it for the Auction to be conducted on such Auction Date.

         (xi) "Submitted Bid" has the meaning specified in paragraph 10(d)(i) below.
        (xii) "Submitted Hold Order" has the meaning specified in paragraph 10(d)(i) below.
       (xiii) "Submitted Order" has the meaning specified in paragraph 10(d)(i) below.
        (xiv) "Submitted Sell Order" has the meaning specified in paragraph 10(d)(i) below.
         (xv) "Sufficient Clearing Bids" has the meaning specified in paragraph 10(d)(i) below.
        (xvi) "Winning Bid Rate" has the meaning specified in paragraph 10(d)(i) below.

     (b)  Orders by Beneficial Owners, Potential Beneficial Owners, Existing
          ------------------------------------------------------------------
Holders and Potential Holders.
-----------------------------
          (i) Unless otherwise permitted by the Corporation, Beneficial Owners and Potential Beneficial Owners may only participate in Auctions through their Broker-Dealers. Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. A Broker-Dealer may also hold shares of AMPS in its own account as a Beneficial Owner. A Broker-Dealer may thus submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. On or prior to the Submission Deadline on each Auction Date:
          (A) each Beneficial Owner may submit to its Broker-Dealer information as to:
               (1) the number of Outstanding shares, if any, of AMPS held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for the next succeeding Dividend Period;

               (2) the number of Outstanding shares, if any, of AMPS held by such Beneficial Owner which such Beneficial Owner desires to continue to hold, provided that the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Beneficial Owner; and/or
               (3) the number of Outstanding shares, if any, of AMPS held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for the next succeeding Dividend Period; and
          (B) each Broker-Dealer, using a list of Potential Beneficial Owners that shall be maintained in good faith for the purpose of conducting a competitive Auction, shall contact Potential Beneficial Owners, including Persons that are not Beneficial Owners, on such list to determine the number of Outstanding shares, if any, of AMPS which each such Potential Beneficial Owner offers to purchase, provided that the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Potential Beneficial Owner.
     For the purposes hereof, the communication by a Beneficial Owner or


Potential Beneficial Owner to a Broker-Dealer, or the communication by a Broker-Dealer acting for its own account to the Auction Agent, of information referred to in clause (A) or (B) of this paragraph 10(b)(i) is hereinafter referred to as an

"Order" and each Beneficial Owner and each Potential Beneficial Owner placing an Order, including a Broker-Dealer acting in such capacity for its own account, is hereinafter referred to as a "Bidder"; an Order containing the information referred to in clause (A)(1) of this paragraph 10(b)(i) is hereinafter referred to as a "Hold Order"; an Order containing the information referred to in clause (A)(2) or (B) of this paragraph 10(b)(i) is hereinafter referred to as a "Bid"; and an Order containing the information referred to in clause (A)(3) of this paragraph 10(b)(i) is hereinafter referred to as a "Sell Order". Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be its customers or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented thereby.
    (ii) (A) A Bid by an Existing Holder shall constitute an irrevocable offer to sell:
          (1) the number of Outstanding shares of AMPS specified in such Bid if the Applicable Rate determined on such Auction Date shall be less than the rate per annum specified in such Bid; or
          (2) such number or a lesser number of Outstanding shares of AMPS to be determined as set forth in paragraph 10(e)(i)(D) if the Applicable Rate determined on such

     Auction Date shall be equal to the rate per annum specified therein; or
          (3) a lesser number of Outstanding shares of AMPS to be determined as set forth in paragraph 10(e)(ii)(C) if such specified rate per annum shall be higher than the Maximum Applicable Rate and Sufficient Clearing Bids do not exist.
     (B) A Sell Order by an Existing Holder shall constitute an irrevocable offer to sell:
          (1) the number of Outstanding shares of AMPS specified in such Sell Order; or
          (2) such number or a lesser number of Outstanding shares of AMPS to be determined as set forth in paragraph 10(e)(ii)(C) if Sufficient Clearing Bids do not exist.
               (C) A Bid by a Potential Holder shall constitute an irrevocable offer to purchase:
                    (1) the number of Outstanding shares of AMPS specified in such Bid if the Applicable Rate determined on such Auction Date shall be higher than the rate per annum specified in such Bid; or
                    (2) such number or a lesser number of Outstanding shares of AMPS to be determined as set forth in paragraph 10(e)(i)(E) if the Applicable Rate determined on such Auction Date shall be equal to the rate per annum specified therein.

     (c)  Submission of Orders by Broker-Dealers to Auction Agent.
          -------------------------------------------------------
     (i) Each Broker-Dealer shall submit in writing or through the Auction Agent's Auction Processing System to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Corporation) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and specifying with respect to each Order:
     (A)  the name of the Bidder placing such Order (which shall be the


Broker-Dealer unless otherwise permitted by the Corporation);
     (B) the aggregate number of Outstanding shares of AMPS that are the subject of such Order;
     (C)  to the extent that such Bidder is an Existing Holder:
               (1) the number of Outstanding shares, if any, of AMPS subject to any Hold Order placed by such Existing Holder;
               (2) the number of Outstanding shares, if any, of AMPS subject to any Bid placed by such Existing Holder and the rate per annum specified in such Bid; and
               (3) the number of Outstanding shares, if any, of AMPS subject to any Sell Order placed by such Existing Holder; and

     (D) to the extent such Bidder is a Potential Holder, the rate per annum specified in such Potential Holder's Bid.
     (ii) If any rate per annum specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one-thousandth (.001) of 1%.
    (iii) If an Order or Orders covering all of the Outstanding shares of AMPS held by an Existing Holder are not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order (in the case of an Auction relating to a Dividend Period which is not a Special Dividend Period) and a Sell Order (in the case of an Auction relating to a Special Dividend Period) to have been submitted on behalf of such Existing Holder covering the number of Outstanding shares of AMPS held by such Existing Holder and not subject to Orders submitted to the Auction Agent.
    (iv) If one or more Orders on behalf of an Existing Holder covering in the aggregate more than the number of Outstanding shares of AMPS held by such Existing Holder are submitted to the Auction Agent, such Order shall be considered valid as follows and in the following order of priority:
          (A) any Hold Order submitted on behalf of such Existing Holder shall be considered valid up to and including the number of Outstanding shares of AMPS held by such Existing Holder; provided that if more than one Hold Order is submitted on behalf of such Existing Holder and the number of shares of AMPS subject to such Hold Orders exceeds the number of Outstanding shares of AMPS held by such Existing Holder, the number of shares of AMPS subject to each of such Hold Orders shall be reduced pro rata so that such Hold Orders, in the aggregate, will cover exactly the number of Outstanding shares of AMPS held by such Existing Holder;
          (B) any Bids submitted on behalf of such Existing Holder shall be considered valid, in the ascending order of their respective rates per annum if more than one Bid is submitted on behalf of such Existing Holder, up to and including the excess of the number of Outstanding shares of AMPS held by such Existing Holder over the number of shares of AMPS subject to any Hold Order referred to in paragraph 10(c)(iv)(A) above (and if more than one Bid submitted on behalf of such Existing Holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of paragraph 10(c)(iv)(A) above and of the foregoing portion of this paragraph 10(c)(iv)(B) to any Bid or Bids specifying a lower rate or rates per annum, the number of shares subject to each of such Bids shall be reduced pro rata so that such Bids, in the aggregate, cover exactly such remaining number of shares); and the number of shares, if any, subject to Bids not valid under this paragraph 10(c)(iv)(B) shall be treated as the subject of a Bid by a Potential Holder; and
          (C) any Sell Order shall be considered valid up to and including the excess of the number of Outstanding shares of AMPS held by such Existing Holder over the number of shares of AMPS subject to Hold Orders referred to in paragraph 10(c)(iv)(A) and Bids referred to in paragraph 10(c)(iv)(B); provided that if more than one Sell Order is submitted on behalf of any



Existing Holder and the number of shares of AMPS subject to such Sell Orders is greater than such excess, the number of shares of AMPS subject to each of such Sell Orders shall be reduced pro rata so that such Sell Orders, in the aggregate, cover exactly the number of shares of AMPS equal to such excess.
     (v) If more than one Bid is submitted on behalf of any Potential Holder, each Bid submitted shall be a separate Bid with the rate per annum and number of shares of AMPS specified.
    (vi) Any Order submitted by a Beneficial Owner as a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date shall be irrevocable.
     (d)  Determination of Sufficient Clearing Bids, Winning Bid
          ------------------------------------------------------
Rate and Applicable Rate.
------------------------
     (i) Not earlier than the Submission Deadline on each Auction Date, the Auction Agent shall assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order", a "Submitted Bid" or a "Submitted Sell Order", as the case may be, or as a "Submitted Order") and shall determine:
          (A) the excess of the total number of Outstanding shares of AMPS over the number of Outstanding shares of AMPS that are the subject of Submitted Hold Orders (such excess being hereinafter referred to as the "Available AMPS");
          (B) from the Submitted Orders whether the number of Outstanding shares of AMPS that are the subject of Submitted Bids by Potential Holders specifying one or more rates per annum equal to or lower than the Maximum Applicable Rate exceeds or is equal to the sum of:
               (1) the number of Outstanding shares of AMPS that are the subject of Submitted Bids by Existing Holders specifying one or more rates per annum higher than the Maximum Applicable Rate, and
               (2) the number of Outstanding shares of AMPS that are subject to Submitted Sell Orders (if such excess or such equality exists (other than because the number of Outstanding shares of AMPS in clauses (1) and (2) above are each zero because all of the Outstanding shares of AMPS are the subject of Submitted Hold Orders), such Submitted Bids by Potential Holders being hereinafter referred to collectively as "Sufficient Clearing Bids"); and

          (C) if Sufficient Clearing Bids exist, the lowest rate per annum specified in the Submitted Bids (the "Winning Bid Rate") that if:
               (1) each Submitted Bid from Existing Holders specifying the Winning Bid Rate and all other Submitted Bids from Existing Holders specifying lower rates per annum were rejected, thus entitling such Existing Holders to continue to hold the shares of AMPS that are the subject of such Submitted Bids, and
               (2) each Submitted Bid from Potential Holders specifying the Winning Bid Rate and all other Submitted Bids from Potential Holders specifying lower rates per annum were accepted, thus entitling the Potential Holders to purchase the shares of AMPS that are the subject of such Submitted Bids, would result in the number of shares subject to all Submitted Bids specifying the Winning Bid Rate or a lower rate per annum being at least equal to the Available AMPS.
    (ii) Promptly after the Auction Agent has made the determinations pursuant to paragraph 10(d)(i), the Auction Agent shall advise the Corporation of the Maximum Applicable Rate and, based on such determinations, the Applicable Rate for the next succeeding Dividend Period as follows:
          (A) if Sufficient Clearing Bids exist, that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Winning Bid Rate;

          (B) if Sufficient Clearing Bids do not exist (other than because all of the Outstanding shares of AMPS are the subject of Submitted Hold Orders), that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Maximum Applicable Rate; or
          (C) if all of the Outstanding shares of AMPS are the subject of Submitted Hold Orders, that the Dividend Period next succeeding the Auction shall automatically be the same length as the immediately preceding Dividend Period and the Applicable Rate for the next succeeding Dividend Period shall be equal to 59% of the Reference Rate (or 90% of such rate if the Corporation has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend pursuant to paragraph 2(f) hereof that net capital gains or other taxable income will be included in such dividend on shares of AMPS) on the date of the Auction.
     (e)  Acceptance and Rejection of Submitted Bids and Submitted Sell
          -----------------------------------------------
Orders and Allocation of Shares. Based on the determinations made pursuant to paragraph 10(d)(i), the Submitted Bids and Submitted Sell Orders shall be accepted or rejected and the Auction Agent shall take such other action as set forth below:
     (i) If Sufficient Clearing Bids have been made, subject to the provisions of paragraph 10(e)(iii) and paragraph 10(e)(iv), Submitted Bids and Submitted Sell Orders shall be accepted or rejected in the following order of priority and all other Submitted Bids shall be rejected:
          (A) the Submitted Sell Orders of Existing Holders shall be accepted and the Submitted Bid of each of the Existing Holders specifying any rate per annum that is higher than the Winning Bid Rate shall be accepted, thus requiring each such Existing Holder to sell the Outstanding shares of AMPS that are the subject of such Submitted Sell Order or Submitted Bid;
          (B) the Submitted Bid of each of the Existing Holders specifying any rate per annum that is lower than the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the Outstanding shares of AMPS that are the subject of such Submitted Bid;
          (C) the Submitted Bid of each of the Potential Holders specifying any rate per annum that is lower than the Winning Bid Rate shall be accepted;
          (D) the Submitted Bid of each of the Existing Holders specifying a rate per annum that is equal to the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the Outstanding shares of AMPS that are the subject of such Submitted Bid, unless the number of Outstanding shares of AMPS subject to all such Submitted Bids shall be greater than the number of Outstanding shares of AMPS ("Remaining Shares") equal to the excess of the Available AMPS over the number of Outstanding shares of AMPS subject to Submitted Bids described in paragraph 10(e)(i)(B) and paragraph 10(e)(i)(C), in which event the Submitted Bids of each such Existing Holder shall be accepted, and each such Existing Holder shall be required to sell Outstanding shares of AMPS, but only in an amount equal to the difference between (1) the number of Outstanding shares of AMPS then held by such Existing Holder subject to such Submitted Bid and (2) the number of shares of AMPS obtained by multiplying (x) the number of Remaining Shares by (y) a fraction the numerator of which shall be the number of Outstanding shares of AMPS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the sum of the number of Outstanding shares of AMPS subject to such Submitted Bids made by all such Existing Holders that specified a rate per annum equal to the Winning Bid Rate; and
          (E) the Submitted Bid of each of the Potential Holders specifying a rate per annum that is equal to the Winning Bid Rate shall be accepted but only in an amount equal to the number of Outstanding shares of AMPS obtained by multiplying (x) the difference between the Available AMPS and the number of Outstanding shares of AMPS subject to Submitted Bids described in paragraph 10(e)(i)(B), paragraph 10(e)(i)(C) and paragraph 10(e)(i)(D) by (y) a fraction the numerator of which shall be the number of Outstanding shares of AMPS subject to such Submitted Bid and the denominator of which shall be the sum of the number of Outstanding shares of AMPS subject to such Submitted Bids made by all such Potential Holders that specified rates per annum equal to the Winning Bid Rate.
    (ii) If Sufficient Clearing Bids have not been made (other than because all of the Outstanding shares of AMPS are subject to Submitted Hold Orders), subject to the provisions of paragraph 10(e)(iii), Submitted Orders shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:
          (A) the Submitted Bid of each Existing Holder specifying any rate per annum that is equal to or lower than the Maximum Applicable Rate shall be rejected, thus entitling such Existing Holder to continue to hold the Outstanding shares of AMPS that are the subject of such Submitted Bid;
          (B) the Submitted Bid of each Potential Holder specifying any rate per annum that is equal to or lower than the Maximum Applicable Rate shall be accepted, thus requiring such Potential Holder to purchase the Outstanding shares of AMPS that are the subject of such Submitted Bid; and
          (C) the Submitted Bids of each Existing Holder specifying any rate per annum that is higher than the Maximum Applicable Rate shall be accepted and the Submitted Sell Orders of each Existing Holder shall be accepted, in both cases only in an amount equal to the difference between (1) the number of Outstanding shares of AMPS then held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and (2) the number of shares of AMPS obtained by multiplying (x) the difference between the Available AMPS and the aggregate number of Outstanding shares of AMPS subject
to  Submitted  Bids   described  in  paragraph  10(e)(ii)(A)   and  paragraph
10(e)(ii)(B) by (y) a fraction the numerator of which shall be the number of Outstanding shares of AMPS held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the number of Outstanding shares of AMPS subject to all such Submitted Bids and Submitted Sell Orders.
   (iii) If, as a result of the procedures described in paragraph 10(e)(i) or paragraph 10(e)(ii), any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of AMPS on any Auction Date, the Auction Agent shall, in such manner as in its sole discretion it shall determine, round up or down the number of shares of AMPS to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date so that each Outstanding share of AMPS purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be a whole share of AMPS.

    (iv) If, as a result of the procedures described in paragraph 10(e)(i), any Potential Holder would be entitled or required to purchase less than a whole share of AMPS on any Auction Date, the Auction Agent shall, in such manner as in its sole discretion it shall determine, allocate shares of AMPS for purchase among Potential Holders so that only whole shares of AMPS are purchased on such Auction Date by any Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing any shares of AMPS on such Auction Date.
     (v) Based on the results of each Auction, the Auction Agent shall determine, with respect to each Broker-Dealer that submitted Bids or Sell Orders on behalf of Existing Holders or Potential Holders, the aggregate number of Outstanding shares of AMPS to be purchased and the aggregate number of the Outstanding shares of AMPS to be sold by such Potential Holders and Existing Holders and, to the extent that such aggregate number of Outstanding shares to be purchased and such aggregate number of Outstanding shares to be sold differ, the Auction Agent shall determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers such Broker-Dealer shall receive, as the case may be, Outstanding shares of AMPS.
     (f)  Miscellaneous.  The Corporation may interpret the provisions of
          -------------
this paragraph 10 to resolve any inconsistency or ambiguity, remedy any formal defect or make any other change or modification that does not substantially adversely affect the rights of Beneficial Owners of AMPS. A Beneficial Owner or an Existing Holder (A) may sell, transfer or otherwise dispose of shares of AMPS only pursuant to a Bid or Sell Order in accordance with the procedures described in this paragraph 10 or to or through a Broker-Dealer, provided that in the case of all transfers other than pursuant to Auctions such Beneficial Owner or Existing Holder, its Broker-Dealer, if applicable, or its Agent Member advises the Auction Agent of such transfer and (B) except as otherwise required by law, shall have the ownership of the shares of AMPS held by it maintained in book entry form by the Securities Depository in the account of its Agent Member, which in turn will maintain records of such Beneficial Owner's beneficial ownership. Neither the Corporation nor any Affiliate shall submit an Order in any Auction. Any Beneficial Owner that is an Affiliate shall not sell, transfer or otherwise dispose of shares of AMPS to any Person other than the Corporation. All of the Outstanding shares of AMPS of a series shall be represented by one or more certificates registered in the name of the nominee of the Securities Depository unless otherwise required by law or unless there is no Securities Depository. If there is no Securities Depository, at the Corporation's option and upon its receipt of such documents as it deems appropriate, any shares of AMPS may be registered in the Stock Register in the name of the Beneficial Owner thereof and such Beneficial Owner thereupon will be entitled to receive certificates therefor and required to deliver certificates therefor upon transfer or exchange thereof.
     11.  Securities Depository; Stock Certificates.  (a)  If there is a
          -----------------------------------------
Securities Depository, one or more certificates for all of the shares of AMPS of each series shall be issued to the Securities Depository and registered in the name of the Securities Depository or its nominee. Additional certificates may be issued as necessary to represent shares of AMPS. All such certificates shall bear a legend to the effect that such certificates are issued subject to the provisions restricting the transfer of shares of AMPS contained in these Articles Supplementary. Unless the Corporation shall have elected, during a Non-Payment Period, to waive this requirement, the Corporation will also issue stop-transfer instructions to the Auction Agent for the shares of AMPS. Except as provided in paragraph (b) below, the Securities Depository or its nominee will be the Holder, and no Beneficial Owner shall receive certificates representing its ownership interest in such shares.
     (b) If the Applicable Rate applicable to all shares of AMPS of a series shall be the Non-Payment Period Rate or there is no Securities Depository, the Corporation may at its option issue one or more new certificates with respect to such shares (without the legend referred to in paragraph 11(a)) registered in the names of the Beneficial Owners or their nominees and rescind the stop-transfer instructions referred to in paragraph 11(a) with respect to such shares.

     IN WITNESS WHEREOF, MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC. has caused these presents to be signed in its name and on its behalf by a duly authorized officer, and its corporate seal to be hereunto affixed and attested by its Secretary, and the said officers of the Corporation further acknowledge said instrument to be the corporate act of the Corporation, and state under the penalties of perjury that to the best of their knowledge, information and belief the matters and facts herein set forth with respect to approval are true in all material respects, all on ___________, 1996.

                              MERRILL LYNCH MUNICIPAL STRATEGY
                                    FUND, INC.


                              By  _____________________________
                                  Name:
                                  Title:
Attest:

___________________________
      Mark B. Goldfus
        Secretary

                                                            Draft of 11/10/95


                                 $__________

                 MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC.
                           (a Maryland corporation)

   AUCTION MARKET PREFERRED STOCK(Registered Trademark) ("AMPS"(Registered Trademark))

                           _______ Shares Series A

                   Liquidation Preference $25,000 Per Share


                            DISTRIBUTION AGREEMENT
                           ----------------------


                                             January __, 1996


MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED
Merrill Lynch World Headquarters
World Financial Center
North Tower
New York, New York  10281-1305

Dear Sirs:

     Merrill Lynch Municipal Strategy Fund, Inc., a Maryland corporation (the "Fund"), and Fund Asset Management, L.P., a Delaware limited partnership (the "Adviser"), each confirms its agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Distributor"), with respect to the sale by the Fund through the Distributor of up to ___ shares of Auction Market Preferred Stock, Series A of the Fund with a par value of $.10 per share and a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) (the "Shares").



______________________
(Registered Trademark) Registered trademark of Merrill Lynch & Co., Inc.

     The Fund has filed with the Securities and Exchange Commission (the "Commission") a notification on Form N-8A of registration of the Fund as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and a registration statement on Form N-2 (No. 33-_____) and such amendments thereto as may have been required to the date hereof for the registration of the Shares under the Securities Act of 1933, as amended (the "1933 Act"), the 1940 Act, and the rules and regulations of the Commission under the 1933 Act and the 1940 Act (the "Rules and Regulations"), and the offering of the Shares on a continuous basis in accordance with Rule 415 of the rules and regulations under the 1933 Act. Such registration statement has been declared effective by the Commission. Such registration statement (as amended at the time it became effective) and the prospectus constituting a part thereof, and any prospectus supplement and pricing supplement relating to the Shares, are referred to hereinafter as the "Registration Statement" and the "Prospectus," respectively, except that if any revised prospectus shall be provided to the Distributor by the Fund for use in connection with the offering of the Shares, the term "Prospectus" shall refer to each such revised prospectus from and after the time it first is provided to the Distributor for such use.


     SECTION 1.  Appointment as Distributor.
                 --------------------------

     (a)  Appointment.  Subject to the terms and conditions stated herein,
          -----------
the Fund hereby agrees that the Shares will be sold exclusively through the Distributor. The Fund agrees that it will not appoint any other distributors to act on its behalf, or to assist it, in the sale of the Shares.

     (b)  Sale of Shares.  The Fund shall not sell or approve the
          --------------
solicitation of purchases of Shares in excess of the amount which shall be authorized by the Fund from time to time or in excess of the aggregate number of Shares registered pursuant to the Registration Statement. The Distributor shall have no responsibility for maintaining records with respect to the aggregate number of Shares sold, or of otherwise monitoring the availability of Shares for sale, under the Registration Statement.

     (c)  Reliance.  The Fund and the Distributor agree that any Shares
          --------
purchased by the Distributor shall be purchased in reliance on the representations, warranties, covenants and agreements of the Fund contained herein and on the terms and conditions and in the manner provided herein.

     SECTION 2.  Representations and Warranties.  (a)  The Fund and the
                 ------------------------------
Adviser each severally represents and warrants to the Distributor as of the date hereof, as of the date of each acceptance by the Fund of an offer to purchase the Shares, as of the date of each delivery of Shares (the "Settlement Date") and as of any time that the Registration Statement or the Prospectus shall be amended or supplemented (each of the times referenced above being referred to herein as a "Representation Date") as follows:

          (i) At the time the Registration Statement became effective and as of each Representation Date, the Registration Statement complied, and as of each Representation Date will comply in all material respects with the requirements of the 1933 Act, the 1940 Act and the Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. As of the date hereof and as of each Representation Date the Prospectus does not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this
     --------  -------
subsection shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Fund in writing by the Distributor expressly for use in the Registration Statement or in the Prospectus.

          (ii) The accountants who certified the statement of assets, liabilities and capital included in the Registration Statement are independent public accountants as required by the 1933 Act and the Rules and Regulations.

         (iii) The financial statements included in the Registration Statement present fairly the financial position of the Fund as at the date indicated and the results of its operations for the period specified; such financial statements have been prepared in conformity with generally accepted accounting principles; and the information in the Prospectus under the headings "Description of Capital Stock" and "Portfolio Composition" has been fairly presented.

          (iv) Since the respective dates as of which information is given in the Registration Statement and in the Prospectus, except as otherwise stated therein,
     (A) there has been no material adverse change in the condition, financial or otherwise, of the Fund, or in the earnings, business affairs or business prospects of the Fund, whether or not arising in the ordinary course of business, and (B) there have been no transactions entered into by the Fund which are material to the Fund other than those in the ordinary course of business.

           (v) The Fund has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement; the Fund is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required; and the Fund has no subsidiaries.

          (vi) The Fund is registered with the Commission under the 1940 Act as a closed-end, non-diversified, management investment company, and no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or threatened by the Commission.

         (vii) The outstanding shares of common stock, par value $.10 per share (the "Common Shares"), have been duly authorized and validly issued and are fully paid and nonassessable; the Shares have been duly authorized for issuance and sale to the Distributor pursuant to this Agreement and, when issued and delivered by the Fund pursuant to this Agreement against payment of the applicable consideration, will be validly issued and fully paid and nonassessable; the Common Shares and the Shares conform in all material respects to all statements relating thereto contained in the Registration Statement; and the issuance of the Shares to be purchased by the Distributor is not subject to preemptive rights.

        (viii)  The Fund is not in violation of its charter, as amended
(the "Charter"), or its by-laws, as amended (the "By-Laws"), or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it or its properties may be bound; and the execution and delivery of this Agreement and the Investment Advisory Agreement, the Administration Agreement, the Custody Agreement, the Auction Agent Agreement and the Depository Agreement referred to in the Registration Statement (as used herein, the "Advisory Agreement," the "Administration Agreement," the "Auction Agreement," the "Custody Agreement" and the "Depository Agreement," respectively), and the consummation of the transactions contemplated herein and therein, will not conflict with or constitute a breach of, or a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Fund pursuant to any material contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Fund is a party or by which it may be bound or to which any of the property or assets of the Fund is subject, nor will such action result in any violation of the provisions of the Charter or the By-Laws of the Fund or, to the best knowledge of the Fund and the Adviser, any law, administrative regulation or administrative or court decree; and no consent, approval, authorization or order of any court or governmental authority or agency is required for the consummation by the Fund of the transactions contemplated by this Agreement, the Advisory Agreement, the Administration Agreement, the Custody Agreement, the Auction Agreement and the Depository Agreement, except such as has been obtained under the 1940 Act or as may be required under the 1933 Act or state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Distributor.

          (ix) The Fund owns or possesses or has obtained all material governmental licenses, permits, consents, orders, approvals and other authorizations necessary to lease or own, as the case may be, and to operate its properties and to carry on its businesses as contemplated in the Prospectus, and the Fund has not received any notice of proceedings relating to the revocation or modification of any such licenses, permits, covenants, orders, approvals or authorizations.

           (x) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Fund or the Adviser, threatened against or affecting the Fund, which might result in any material adverse change in the condition, financial or otherwise, business affairs or business prospects of the Fund, or might materially and adversely affect the properties or assets of the Fund; and there are no material contracts or documents of the Fund which are required to be filed as exhibits to the Registration Statement by the 1933 Act, the 1940 Act or the Rules and Regulations which have not been so filed.

          (xi) The Fund owns or possesses, or can acquire on reasonable terms, adequate trademarks, service marks and trade names necessary to conduct the business now operated by it, and the Fund has not received any notice of infringement of or conflict with asserted rights of others with respect to any trademarks, service marks or trade names which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the conduct of the business, operations, financial condition or income of the Fund.


         (xii) The Fund intends to, and will, direct the investment of the proceeds of the offering described in the

     Registration Statement in such a manner as to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended ("Subchapter M of the Code"), and intends to qualify as a regulated investment company under Subchapter M of the Code.

        (xiii) This Agreement, the Advisory Agreement, the Administration Agreement and the Custody Agreement each has been duly authorized, executed and delivered by the Fund, and each complies with all applicable provisions of the 1940 Act.

         (xiv) The Auction Agreement and the Depository Agreement each has been duly authorized for execution and delivery by the Fund and, when executed and delivered by the Fund, will constitute a valid and binding obligation of the Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization or other laws relating to or affecting creditors' rights and to general equitable principles.

     (b) The Adviser represents and warrants to the Distributor as of the date hereof and as of each Representation Date as follows:


          (i) The Adviser has been duly organized as a limited partnership under the laws of the State of Delaware with power and authority to conduct its business as described in the Registration Statement and Prospectus.

         (ii) The Adviser is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is not prohibited by the Advisers Act or the 1940 Act, or the rules and regulations under such acts, from acting under the Advisory Agreement for the Fund as contemplated by the Prospectus.

         (iii) This Agreement has been duly authorized, executed and delivered by the Adviser; the Advisory Agreement and the Administration Agreement are in full force and effect and constitute valid and binding obligations of the Adviser, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization or other laws relating to or affecting creditors' rights and to general equitable principles; and neither the execution and delivery of this Agreement nor the performance by the Adviser of its obligations hereunder or under the Advisory Agreement or under the Administration Agreement will conflict with, or result in a breach of, any of the terms and provisions of, or constitute, with or without the giving of notice or the lapse of time or both, a default under, any agreement or instrument to which the Adviser is a party or by which it is bound, or any law, order, rule or regulation applicable to it of any jurisdiction, court, Federal or state regulatory body, administrative agency or other governmental body, stock exchange or securities association having jurisdiction over the Adviser or its respective properties or operations.

          (iv) The Adviser has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Prospectus.

     (c) Any certificate signed by any officer of the Fund or the Adviser and delivered to the Distributor shall be deemed a representation and warranty by the Fund or the Adviser, as the case may be, to the Distributor, as to the matters covered thereby.

     SECTION 3.  Sale and Delivery to the Distributor.
                 ------------------------------------

     (a) On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, when agreed to by the Fund and the Distributor, the Distributor will use its reasonable efforts to solicit offers to purchase the Shares at the price per share equal to $25,000 (the "Liquidation Preference"). All Shares sold through the Distributor will be sold at a price per share equal to the Liquidation Preference unless otherwise agreed by the Fund and the Distributor. The Distributor shall have the right to buy from the Fund and the Fund will sell to the Distributor, at a price per share equal to the Liquidation Preference unless otherwise agreed by the Fund and the Distributor, the Shares needed to fill orders for Shares placed with the Distributor by investors. The Fund may accept or reject any proposed purchase of Shares in whole or in part.

     (b) Payment of the purchase price for, and delivery of certificates for, the Shares shall be made on Settlement Dates as shall be agreed upon by the Distributor and the Fund. Payment shall be made to the Fund by a Federal Funds check or checks or similar same-day funds payable to the order of the Fund, against delivery to the Distributor of the certificates for the Shares to be purchased by it. The Shares shall be represented by one or more certificates registered in the name of Cede & Co., as nominee for The Depository Trust Company.


     SECTION 4.  Covenants of the Fund.  The Fund covenants with the
                 ---------------------
Distributor as follows:

     (a) The Fund will notify the Distributor immediately, and will confirm the notice in writing, (i) of the effectiveness of any amendment to the Registration Statement, (ii) the transmittal to the Commission for filing of any amendment or supplement to the Prospectus, (iii) of the receipt of any comments from the Commission,
(iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose and (vi) of the issuance by the Commission of an order of suspension or revocation of the notification on Form N-8A of registration of the Fund as an investment company under the 1940 Act or initiation of any proceeding for that purpose. The Fund will make every reasonable effort to prevent the issuance of any stop order described in subsection (v) hereunder or any order of suspension or revocation described in subsection (vi) hereunder and, if any such stop order or order of suspension or revocation is issued, to obtain the lifting thereof at the earliest possible moment.

     (b) The Fund will give the Distributor notice of its intention to file any amendment to the Registration Statement or any amendment or supplement to the Prospectus, whether pursuant to the 1940 Act, the 1933 Act, or otherwise, and will furnish the Distributor with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement to which the Distributor or counsel for the Distributor reasonably shall object.

     (c) The Fund will deliver to the Distributor, as soon as practicable, two signed copies of any amendment to the Registration Statement with two sets of the exhibits filed therewith, and also will deliver to the Distributor a conformed copy of any amendment to the Registration Statement.

     (d) The Fund will furnish to the Distributor such number of copies of the Prospectus (as amended or supplemented) as the Distributor reasonably may request for the purposes contemplated by the 1933 Act or the rules and regulations thereunder.

     (e) If any event shall occur as a result of which it is necessary, in the opinion of counsel for the Distributor, to amend or supplement the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, the Fund forthwith will amend or supplement the Prospectus by preparing and furnishing to the Distributor a reasonable number of copies of an amendment or amendments of, or a supplement or supplements to, the Prospectus (in form and substance satisfactory to counsel for the Distributor), so that, as so amended or supplemented, the Prospectus will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading.

     (f) The Fund will endeavor, in cooperation with the Distributor, to qualify the Shares for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Distributor may designate, and will maintain such qualifications in effect for as long as may be required for the distribution of the Shares. The Fund will file such statements and reports as may be required by the laws of each jurisdiction in which the Shares have been qualified as above provided. The Fund will promptly advise the Distributor of the receipt by the Fund of any notification with respect to the suspension of the qualification of the Shares for sale in any such state or jurisdiction or the initiating or threatening of any proceeding for such purpose.

     (g) The Fund will make generally available to its security holders as soon as practicable, but no later than 60 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 of the Rules and Regulations) covering a twelve-month period beginning not later than the first day of the Fund's fiscal quarter next following the "effective" date (as defined in said Rule 158) of the Registration Statement.

     (h) The Fund will use its best efforts to maintain its qualification as a regulated investment company under Subchapter M of the Code.

     SECTION 5.  Covenants of the Distributor.  The Distributor covenants
                 ----------------------------
and agrees with the Fund that no later than the second business day succeeding each Settlement Date, it will provide the Fund and the Auction Agent (as defined in the Prospectus) with a list of the persons to whom it has sold Shares on such Settlement Date, the number of Shares sold to each such person and the number of Shares it is holding as of the date of such notice.

     SECTION 6.  Payment of Expenses.  The Fund will pay all expenses
                 -------------------
incident to the performance of its obligations under this Agreement, including, but not limited to, expenses relating to (i) the printing and filing of the registration statement as originally filed and of each amendment thereto, (ii) the preparation, issuance and delivery of the certificates for the Shares to the Distributor, (iii) the fees and disbursements of the Fund's counsel and accountants, (iv) the qualification of the Shares under securities laws in accordance with the provisions of Section 4(g) of this Agreement, including filing fees and any fees or disbursements of counsel for the Distributor in connection therewith and in connection with the preparation of the Blue Sky Survey,
(v) the printing and delivery to the Distributor of copies of the Registration Statement and of each amendment thereto, and of the Prospectus and any amendments or supplements thereto, (vi) the printing and delivery to the Distributor of copies of the Blue Sky Survey and (vii) the fees charged by rating agencies for the rating of the Shares.

     SECTION 7.  Conditions of Distributor's Obligations.  The obligations
                 ---------------------------------------
of the Distributor hereunder are subject to the accuracy of the representations and warranties of the Fund and the Adviser herein contained, to the performance by the Fund and the Adviser of their respective obligations hereunder, and to the following further conditions:

     (a) The Registration Statement is effective and at each Settlement Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

     (b)  At the date hereof, the Distributor shall have received:

          (i) The favorable opinion, dated as of Closing Time, of Brown & Wood, counsel for the Fund and the Distributor, to the effect that:



               (1) The Fund has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland.

               (2) The Fund has corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and in the Prospectus.

               (3) The Fund is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, business affairs or business prospects of the Fund.

               (4) The outstanding Common Shares at the date hereof have been duly authorized and validly issued and are fully paid and nonassessable.

               (5) The Shares have been duly authorized for issuance and sale to the Distributor pursuant to this Agreement and, when issued and delivered by the Fund pursuant to this Agreement against payment of the applicable consideration, will be validly issued and fully paid and nonassessable; the issuance of the

          Shares is not subject to preemptive or other similar rights; and the authorized capital stock conforms in all material respects to the description thereof in the Registration Statement.

               (6) This Agreement has been duly authorized, executed and delivered by the Fund, and complies with all applicable provisions of the 1940 Act.

               (7) The Registration Statement is effective under the 1933 Act and, to the best of their knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act, and no proceedings for that purpose have been initiated, are pending or are contemplated.

               (8) The Registration Statement and the Prospectus, (other than the financial statements included therein, as to which no opinion need be rendered) as of their respective effective or issue dates complied as to form in all material respects with the requirements of the 1933 Act, the 1940 Act and the Rules and Regulations.

               (9) To the best of their knowledge and information, there are no legal or governmental proceedings pending or threatened against the Fund which are required to be disclosed in the Registration Statement, other than those disclosed therein.

               (10) To the best of their knowledge and information, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments of the Fund required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed as exhibits thereto, the descriptions thereof are correct in all material respects, references thereto are correct, and no default exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument so described, referred to or filed.

               (11) No consent, approval, authorization or order of any court or governmental authority or agency is required in connection with the sale of the Shares to the Distributor, except such as has been obtained under the 1933 Act, the 1940 Act or the Rules and Regulations or such as may be required under state securities laws; and to the best of their knowledge and information, the execution and delivery of this Agreement, the Advisory
Agreement, the Administration Agreement, the Custody Agreement, the Auction Agreement and the Depository Agreement and the consummation of the transactions contemplated herein and therein will not conflict with or constitute a breach of, or a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Fund pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Fund is a party or by which it may be bound or to which any of the property or assets of the Fund is subject, nor will such action result in any violation of the provisions of the Charter or the By-Laws of the Fund, or any law, administrative regulation or administrative or court decree.

               (12) The Advisory Agreement, the Administration Agreement and the Custody Agreement each has been duly authorized, executed and delivered by the Fund, and each complies with all applicable provisions of the 1940 Act.

               (13) The Fund is registered with the Commission under the 1940 Act as a closed-end, non-diversified, management investment company, and all required action has been taken by the Fund under the 1933 Act, the 1940 Act and the Rules and Regulations to make the public offering and consummate the sale of the Shares pursuant to this Agreement; the provisions of the Charter and the By-Laws of the Fund comply as to form in all material respects with the requirements of the 1940 Act; and, to the best of their knowledge and information, no order of suspension or revocation of such registration under the 1940 Act, pursuant to Section 8(e) of the 1940 Act, has been issued or proceedings therefor initiated or threatened by the Commission.

               (14) The information in the Prospectus under the caption "Taxes", to the extent that it constitutes matters of law or legal conclusions, has been reviewed by them and is correct in all material respects.

               (15) The Auction Agreement and the Depository Agreement each has been duly authorized, executed and delivered by the Fund, and each constitutes a valid and binding obligation of the Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization or other laws relating to or affecting creditors' rights and to general equitable principles.

          (ii) The favorable opinion, dated as of the date hereof, of Philip L. Kirstein, Esq., General Counsel for the Adviser, in form and substance satisfactory to counsel for the Distributor, to the effect that:

               (1) The Adviser has been duly organized as a limited partnership under the laws of the State of Delaware, with power and authority to conduct its business as described in the Registration Statement and in the Prospectus.

               (2) The Adviser is duly registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act or the 1940 Act, or the rules and regulations under such Acts, from acting under the Advisory Agreement or the Administration Agreement for the Fund as contemplated by the Prospectus.

               (3)  This Agreement has been duly authorized, executed and delivered by the Adviser; the Advisory Agreement and the Administration Agreement are in full force and effect and constitute valid and binding obligations of the Adviser, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization or other laws relating to or affecting creditors' rights and to general equitable principles; and, to the best of his knowledge and information, neither the execution and delivery of this Agreement or the Advisory Agreement or the Administration Agreement nor the performance by the Adviser of its obligations hereunder or thereunder will conflict with, or result in a breach of, any of the terms and provisions of, or constitute, with or without the giving of notice or the lapse of time or both, a default under, any agreement or instrument to which the Adviser is a party or by which the Adviser is bound, or any law, order, rule or regulation applicable to the Adviser of any jurisdiction, court, Federal or state regulatory body, administrative agency or other governmental body, stock exchange or securities association having jurisdiction over the Adviser or its properties or operations.

               (4) To the best of his knowledge and information, the description of the Adviser in the Registration Statement and in the Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

          (iii) In giving their opinion required by subsection (b)(i) of this Section, Brown & Wood additionally shall state that nothing has come to their attention that would lead them to believe that the Registration Statement, at the time it became effective or at the date hereof, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the date hereof, includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. In giving their opinion, Brown & Wood may rely, as to all matters governed by the laws of the State of Maryland, upon the opinion of Galland, Kharasch, Morse & Garfinkle, P.C. Galland, Kharasch, Morse & Garfinkle, P.C. and Brown & Wood may rely, as to matters of fact, upon certificates and written statements of officers and employees of and accountants for the Fund and the Adviser and of public officials.

     (c) At the date hereof, (i) there shall not have been, since the date as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, of the Fund or in its earnings, business affairs or business prospects, whether or not arising in the ordinary course of business, from that set forth in the Prospectus, (ii) the Adviser shall have the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Registration Statement and in the Prospectus, (iii) no proceedings shall be pending or, to the knowledge of the Fund or the Adviser, threatened against the Fund or the Adviser before or by any Federal, state or other commission, board or administrative agency wherein an unfavorable decision, ruling or finding would materially and adversely affect the business, property, financial condition or income of either the Fund or the Adviser other than as set forth in the Prospectus, and (iv) Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P") shall have confirmed that the Shares have been rated "aaa" and AAA, respectively, by such agencies; and the Distributor shall have received, at the date hereof, a certificate of the President or the Treasurer of the Fund and of the President or a Vice President of the Adviser dated as of the date hereof, evidencing compliance with the appropriate provisions of this subsection (c), together with true and correct copies of letters from Moody's and S&P confirming their rating.


As used in this subsection (c), the term "Prospectus" means the Prospectus in the form first provided to the Distributor for use in confirming sales of the Shares.

     (d) At the date hereof, the Distributor shall have received certificates, dated the date hereof, (i) of the President or the Treasurer of the Fund to the effect that the representations and warranties of the Fund contained in Section 2(a) are true and correct with the same force and effect as though expressly made at and as of Closing Time, and (ii) of the President or a Vice President of the Adviser to the effect that the representations and warranties of the Adviser contained in Sections 2(a) and (b) are true and correct with the same force and effect as though expressly made at and as of the date of such certificate.

     (e) On the date hereof, the Distributor shall have received from Deloitte & Touche LLP a letter, dated as of the date hereof, in form and substance satisfactory to the Distributor, to the effect that:

          (i) they are independent accountants with respect to the Fund within the meaning of the 1933 Act and the Rules and Regulations;

         (ii) in their opinion, the statement of assets, liabilities and capital examined by them and included in the Registration Statement complies as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1940 Act and the Rules and Regulations;

        (iii) they have performed specified procedures, not constituting an audit, including a reading of the latest available interim financial statements of the Fund, a reading of the minute books of the Fund, inquiries of officials of the Fund responsible for financial accounting matters and such other inquiries and procedures as may be specified in such letter, and on the basis of such inquiries and procedures nothing came to their attention that caused them to believe that (A) the unaudited financial statements as of __________, 1994 included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and of the 1933 Act Regulations applicable to unaudited interim financial statements included in registration statements or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement, and (B) during the period from __________, 1994 to a specified date not more than three days prior to the date of this Agreement, there was any change in the capital stock of the Fund (other than by reason of the issuance of Common Shares in connection with the Fund's dividend reinvestment plan, as specified in such letter) or any increase in the long-term debt of the Fund, as compared with amounts shown on the unaudited financial statements included in the Registration Statement, except for changes which the Registration Statement discloses have occurred or may occur; and

         (iv) in addition to the procedures referred to in clause (iii) above, they have performed other specified procedures, not constituting an audit, with respect to certain amounts, percentages, numerical data, financial information and financial statements appearing in the Registration Statement, which previously have been specified by such accountants and which shall be specified in such letter, and have compared certain of such items with, and have found such items to be in agreement with, the accounting and financial records of the Fund.

     (f)  On the date hereof and on each Settlement Date, counsel for the


Distributor shall have been furnished with such documents and opinions as they reasonably may require for the purpose of enabling them to pass upon the issuance and sale of the Shares as herein contemplated and to pass upon related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Fund and the Adviser in connection with the organization and registration of the Fund under the 1940 Act and the issuance and sale of the Shares as herein contemplated shall be satisfactory in form and substance to the Distributor and counsel for the Distributor.

     If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Distributor by notice to the Fund at any time, and such termination shall be without liability of any party to any other party, except that the covenant regarding provision of an earnings statement set forth in Section 4(g) hereof, the provisions covering payment of expenses under Section 6 hereof, the indemnity and contribution agreement set forth in Sections 9 and 10 hereof, the provisions concerning the representations, warranties and agreements to survive delivery of Section 11 hereof, the provisions relating to parties set forth in Section 14 and the provision relating to governing law set forth in Section 15 shall remain in effect.

     SECTION 8.  Additional Covenants of the Fund.
                 --------------------------------

     The Fund covenants and agrees with the Distributor that:

     (a)  Reaffirmation of Representations and Warranties.  Each
          -----------------------------------------------
acceptance by the Fund of an offer for the purchase of Shares and each delivery of Shares, shall be deemed to be an affirmation that the representations and warranties of the Fund contained in this Agreement and in any certificate theretofore delivered to the Fund pursuant thereto are true and correct at the time of such acceptance or sale, as the case may be, and an undertaking that such representations and warranties will be true and correct at the time of delivery to the Distributor of the Shares relating to such acceptance or sale, as the case may be, as though made at and as of each such time (and it is understood that such representations and warranties shall relate to the Registration Statement and Prospectus as amended and supplemented to each such time).

     (b)  Subsequent Delivery of Certificates.  Each time that the
          -----------------------------------
Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement providing solely information as to the applicable dividend rate on Shares during a dividend period), the Fund shall furnish or cause to be furnished to the Distributor, forthwith certificates dated the date of filing with the Commission of such supplement or the date of effectiveness of such amendment, as the case may be, in form satisfactory to the Distributor to the effect that the statements contained in the certificates referred to in Sections 7(c) and 7(d) hereof which were last furnished to the Distributor are true and correct at the time of such amendment or supplement, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificates, certificates of the same tenor as the certificates referred to in Sections 7(c) and 7(d) hereof, modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate.



     (c)  Subsequent Delivery of Legal Opinions.  Each time that the
          -------------------------------------
Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement providing solely information as to the applicable dividend rate on Shares during a dividend period), the Fund shall furnish or cause to be furnished forthwith to the Distributor the written opinions of Brown & Wood, counsel to the Fund, and Philip L. Kirstein, Esq., General Counsel for the Adviser, dated the date of filing with the Commission of such supplement or the date of effectiveness of such amendment, as the case may be, in form and substance satisfactory to the Distributor, of the same tenor as the opinions referred to in Sections 7(b)(1) and 7(b)(2) hereof, respectively, but modified, as necessary, to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion or, in lieu of such opinion, counsel last furnishing each such opinion to the Distributor shall furnish the Distributor with a letter substantially to the effect that the Distributor may rely on such last opinion to the same extent as though it was dated the date of such letter authorizing reliance (except that statements in each such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of each such letter authorizing reliance).

     (d)  Subsequent Delivery of Comfort Letters.  Each time that the
          --------------------------------------
Registration Statement or the Prospectus shall be amended or supplemented to include additional financial information, the Fund shall cause Deloitte & Touche LLP forthwith to furnish to the Distributor a letter, dated the date of effectiveness of such amendment or supplement with the Commission, as the case may be, in form satisfactory to the Distributor, of the same tenor as the portions of the letter referred to in clauses (i) and (ii) of
Section 7(e) hereof but modified to relate to the Registration Statement and Prospectus as amended and supplemented to the date of such letter, and of the same general tenor as the portions of the letter referred to in clauses (iii) and (iv) of said Section 7(e) with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Fund.

     SECTION 9.  Indemnification.  (a)  The Fund and the Adviser jointly
                 ---------------
and severally agree to indemnify and hold harmless the Distributor and each person, if any, who controls the Distributor within the meaning of
Section 15 of the 1933 Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

         (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the indemnifying party; and



        (iii) against any and all expenses whatsoever (including the fees and disbursements of counsel chosen by the Distributor) reasonably incurred in investigating, preparing or defending against any litigation or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement does not apply to any
--------  -------
loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Fund by the Distributor expressly for use in the Registration Statement (or in any amendment thereto) or in the Prospectus (or in any amendment or supplement thereto).

     (b) The Distributor agrees to indemnify and hold harmless the Fund and the Adviser, their respective directors, each of the Fund's officers who signed the Registration Statement, and each person, if any, who controls the Fund or the Adviser within the meaning of Section 15 of the 1933 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or in any amendment or supplement thereto) or in the Prospectus (or in any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Fund by the Distributor expressly for use in the Registration Statement (or in any amendment thereto) or in the Prospectus (or in any amendment or supplement thereto).

     (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of any such action. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

     SECTION 10.  Contribution.  In order to provide for just and
                  ------------
equitable contribution in circumstances in which the indemnity agreement provided for in Section 9 for any reason is held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Fund, the Adviser and the Distributor shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement as incurred by the Fund, the Adviser and the Distributor, in such proportion as is appropriate to reflect the relative benefits received by the Fund and the Adviser on the one hand and the Distributor on the other from the offering of the Shares; provided, however, that no person guilty of fraudulent misrepresentation
--------  -------
(within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the provisions of this Section 10, the Distributor shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares sold by it to the public were offered to the public exceeds the amount of any damages which such Distributor otherwise has been required to pay in respect of such losses, liabilities, claims, damages and expenses. For purposes of this Section, each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Distributor, and each director of the Fund and of the Adviser, respectively, each officer of the Fund who signed the Registration Statement, and each person, if any, who controls the Fund or the Adviser within the meaning of Section 15 of the 1933 Act, shall have the same rights to contribution as the Fund and the Adviser, respectively.

     SECTION 11.  Representations, Warranties and Agreements to Survive
                  -----------------------------------------------------
Delivery.  All representations, warranties and agreements contained in
--------
this Agreement or in certificates of officers of the Fund or of the Adviser submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Distributor or a controlling person, or by or on behalf of the Fund or the Adviser, and shall survive each delivery of the Shares to the Distributor.

     SECTION 12.  Termination.
                  -----------

     (a)  Termination of this Agreement.  This Agreement (excluding any
          -----------------------------
agreement by the Distributor to purchase Shares from the Fund the termination of which is discussed in paragraph (b) of this Section 12) may be terminated for any reason, at any time by either the Fund and the Adviser on the one hand or the Distributor on the other, upon the giving of 30 days' written notice of such termination to the other parties hereto.

     (b)  Termination of Agreement to Purchase Shares.  The Distributor
          -------------------------------------------
may terminate any agreement to purchase Shares from the Fund, immediately upon notice to the Fund, at any time prior Settlement Date relating thereto if (i) there has been, since the date of such agreement or since the date as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Fund or the Adviser, whether or not arising in the ordinary course of business, or (ii) there has occurred any material adverse change in the financial markets in the United States or elsewhere or any outbreak of hostilities or other calamity or crisis or any escalation of existing hostilities the effect of which is such as to make it, in the Distributor's judgment, impracticable to market the Shares or enforce contracts for the sale of the Shares, or (iii) trading in any securities of the Fund has been suspended by the Commission or a national securities exchange, or trading generally on either the American Stock Exchange or the New York Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by Federal or New York authorities, or (iv) the rating assigned by Moody's to the Shares of "aaa" or the rating assigned by S&P to the Shares of AAA shall have been lowered since that date or if either Moody's or S&P shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Shares, or (v) there shall have come to the attention of the Distributor any facts that would cause them to believe that the Prospectus, at the time it was required to be delivered to a purchaser of


Shares, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at the time of such delivery, not misleading. As used in this Section 12(b), the term "Prospectus" means the Prospectus in the form first provided to the Distributor for use in confirming sales of the Shares.

     (c) In the event of any such termination, neither party will have any liability to the other party hereto, except that (i) if at the time of termination an offer to purchase any Shares has been accepted by the Fund but the time of delivery to the Distributor of the Shares has not occurred, the covenants set forth in Section 4 and 8 hereof shall remain in effect until such Shares are delivered and resold, and (ii) the covenant set forth in Section 4(g) hereof, the provisions of Section 6 hereof, the indemnity and contribution agreements set forth in Sections 9 and 10 hereof, and the provisions of Sections 11, 14 and 15 hereof shall remain in effect.

     SECTION 13.  Notices.  All notices and other communications hereunder
                  -------
shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of written telecommunication. Notices to the Distributor shall be directed to Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated at Merrill Lynch World Headquarters, World Financial Center, North Tower, New York, New York 10281-1305, Attention: Richard N. Doyle, Director; notices to the Fund or to the Adviser shall be directed to each of them at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, Attention: Arthur Zeikel, President.

     SECTION 14.  Parties.  This Agreement shall inure to the benefit of
                  -------
and be binding upon the Distributor, the Fund, the Adviser and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons and officers and directors referred to in Sections 9 and 10 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and thereto and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Shares from the Distributor shall be deemed to be a successor merely by reason of such purchase.

     SECTION 15.  Governing Law and Time.  This Agreement shall be
                  ----------------------
governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State. Specified times of day refer to New York City time.

     If the foregoing is in accordance with your understanding of our Agreement, please sign and return to us a counterpart hereof, whereupon this instrument, along with all counterparts, will become a single binding agreement between the Distributor and the Fund and the Adviser in accordance with its terms.


                    Very truly yours,

                    MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC.




                    By:
                         --------------------------
                         Authorized Officer


                    FUND ASSET MANAGEMENT, L.P.



                    By:
                         --------------------------
                         Authorized Officer


Confirmed and Accepted,
as of the date
first above written:


MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED



By:
     ----------------------------
     Authorized Signatory

                                                       B&W Draft
                                                       11/9/95











                           AUCTION AGENT AGREEMENT

                                   between

                 MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC.

                                     and

                      IBJ SCHRODER BANK & TRUST COMPANY



                         Dated as of January __, 1996

                                 Relating to

             AUCTION MARKET PREFERRED STOCK(Registered Trademark)

                        ("AMPS"(Registered Trademark))

                           Series A, B, C, D and E

                                      of

                 MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC.








(Registered Trademark) Registered trademark of Merrill Lynch & Co., Inc.

     THIS AUCTION AGENT AGREEMENT, dated as of January __, 1996, is between MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC., a Maryland corporation (the "Company"), and IBJ SCHRODER BANK & TRUST COMPANY, a New York banking corporation.

     The Company proposes to duly authorize and issue up to 8,000 shares of Auction Market Preferred Stock(Registered Trademark), Series A ("Series A AMPS"), up to 8,000 shares of Auction Market Preferred Stock(Registered Trademark), Series B ("Series B AMPS"), up to 8,000 shares of Auction Market Preferred Stock(Registered Trademark), Series C ("Series C AMPS"), up to 8,000 shares of Auction Market Preferred Stock(Registered Trademark), Series D ("Series D AMPS") and up to 8,000 shares of Auction Market Preferred Stock(Registered Trademark), Series E ("Series E AMPS") (all with a par value of $.10 per share and a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared)), pursuant to the Company's Articles Supplementary (as defined below). The Series A AMPS, Series B AMPS, Series C AMPS, Series D AMPS and Series E AMPS are sometimes referred to together herein as "AMPS". A separate Auction (as defined below) will be conducted for each series of AMPS. The Company desires that IBJ Schroder Bank & Trust Company perform certain duties as agent in connection with each Auction of shares of AMPS (in such capacity, the "Auction Agent"), and as the transfer agent, registrar, dividend disbursing agent and redemption agent with respect to the shares of AMPS (in such capacity, the "Paying Agent"), upon the terms and conditions of this Agreement, and the Company hereby appoints IBJ Schroder Bank & Trust Company as said Auction Agent and Paying Agent in accordance with those terms and conditions (hereinafter generally referred to as the "Auction Agent", except in Sections 3 and 4 below).

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the Company and the Auction Agent agree as follows:


I.   DEFINITIONS AND RULES OF CONSTRUCTION.
     -------------------------------------

     1.1. Terms Defined by Reference to
          Articles Supplementary.
          -----------------------------

     Capitalized terms not defined herein shall have the respective meanings specified in the Articles Supplementary.




______________________
(Registered Trademark) Registered trademark of Merrill Lynch & Co., Inc.

     1.2. Terms Defined Herein.
          --------------------

     As used herein and in the Settlement Procedures (as defined below), the following terms shall have the following meanings, unless the context otherwise requires:

          (a) "Affiliate" shall mean any Person, other than Merrill Lynch, Pierce, Fenner & Smith Incorporated, made known to the Auction Agent to be controlled by, in control of, or under common control with, the Company or its successors.

          (b) "Agent Member" of any Person shall mean such Person's agent member of the Securities Depository that will act on behalf of a Bidder.

          (c) "Articles Supplementary" shall mean the Articles Supplementary of the Company, establishing the powers, preferences and rights of the AMPS, filed on January __, 1996 with the Department of Assessments and Taxation of the State of Maryland.

          (d) "Auction" shall have the meaning specified in Section 2.1 hereof.

          (e) "Auction Procedures" shall mean the Auction Procedures that are set forth in Paragraph 10 of the Articles Supplementary.

          (f) "Authorized Officer" shall mean each Senior Vice President, Vice President, Assistant Vice President, Trust Officer, and Assistant


Secretary and Assistant Treasurer of the Auction Agent assigned to its Corporate Trust and Agency Group and every other officer or employee of the Auction Agent designated as an "Authorized Officer" for purposes hereof in a communication to the Company.

          (g) "Broker-Dealer Agreement" shall mean each agreement between the Auction Agent and a Broker-Dealer substantially in the form attached hereto as Exhibit A.

          (h) "Company Officer" shall mean the Chairman and Chief Executive Officer, the President, each Vice President (whether or not designated by a number or word or words added before or after the title "Vice President"), the


____________________
(Registered Trademark) Registered trademark of Merrill Lynch & Co., Inc.

     Secretary, the Treasurer, each Assistant Secretary and each Assistant Treasurer of the Company and every other officer or employee of the Company designated as a "Company Officer" for purposes hereof in a notice from the Company to the Auction Agent.

          (i) "Holder" shall be a holder of record of one or more shares of AMPS, listed as such in the stock register maintained by the Paying Agent pursuant to Section 4.6 hereof.

          (j) "Settlement Procedures" shall mean the Settlement Procedures attached as Exhibit A to the Broker-Dealer Agreement.


     1.3. Rules of Construction.
          ---------------------

     Unless the context or use indicates another or different meaning or intent, the following rules shall apply to the construction of this
Agreement:

          (a) Words importing the singular number shall include the plural number and vice versa.

          (b) The captions and headings herein are solely for convenience of reference and shall not constitute a part of this Agreement nor shall they affect its meaning, construction or effect.

          (c) The words "hereof," "herein," "hereto," and other words of similar import refer to this Agreement as a whole.

          (d) All references herein to a particular time of day shall be to New York City time.


II.  THE AUCTION.
     -----------

     2.1. Purpose; Incorporation by Reference of Auction
          Procedures and Settlement Procedures.
          ----------------------------------------------

          (a) The Articles Supplementary provide that the Applicable Rate on shares of each series of AMPS, as the case may be, for each Dividend Period therefor after the Initial Dividend Period shall be the rate per annum that a commercial bank, trust company or other financial institution appointed by the Company advises results from implementation of the Auction Procedures. The Board of Directors of the Company has adopted a resolution appointing IBJ Schroder Bank & Trust Company as Auction Agent for purposes of the Auction Procedures.  The Auction Agent
     hereby accepts such appointment and agrees that, on each Auction Date, it shall follow the procedures set forth in this Section 2 and the Auction Procedures for the purpose of determining the Applicable Rate for the AMPS
for  the next  Dividend Period  therefor.   Each periodic  operation  of such
procedures is hereinafter referred to as an "Auction."

          (b) All of the provisions contained in the Auction Procedures and in the Settlement Procedures are incorporated herein by reference in their entirety and shall be deemed to be a part hereof to the same extent as if such provisions were set forth fully herein.

     2.2. Preparation for Each Auction; Maintenance
          of Registry of Beneficial Owners.
          -----------------------------------------

          (a) Pursuant to Section 2.5 hereof, the Company shall not designate any Person to act as a Broker-Dealer without prior written approval of the Auction Agent (which approval shall not be withheld unreasonably).
As of the date hereof, the Company shall provide the Auction Agent with a list of the Broker-Dealers previously approved by the Auction Agent and shall cause to be delivered to the Auction Agent for execution by the Auction Agent a Broker-Dealer Agreement signed by each such Broker-Dealer. The Auction Agent shall keep such list current and accurate and shall indicate thereon, or on a separate list, the identity of each Existing Holder, if any, whose most recent Order was submitted by a Broker-Dealer on such list and resulted in such Existing Holder continuing to hold or purchasing shares of AMPS. Not later than five Business Days prior to any Auction Date for which any change in such list of Broker-Dealers is to be effective, the Company shall notify the Auction Agent in writing of such change and, if any such change is the addition of a Broker-Dealer to such list, the Company shall cause to be delivered to the Auction Agent for execution by the Auction Agent a Broker-Dealer Agreement signed by such Broker-Dealer. The Auction Agent shall have entered into a Broker-Dealer Agreement with each Broker-Dealer prior to the participation of any such Broker-Dealer in any Auction.

          (b) In the event that the Auction Date for any Auction shall be changed after the Auction Agent shall have given the notice referred to in clause (vii) of Paragraph (a) of the Settlement Procedures, the Auction Agent, by such means as the Auction Agent deems practicable, shall give notice of such change to the Broker-Dealers not later than the earlier of 9:15 A.M. on the new Auction Date or 9:15 A.M. on the old Auction Date.

          (c) The provisions contained in paragraph 2 of the Articles Supplementary concerning Special Dividend Periods and the notification of a Special Dividend Period will be followed by the Company and, to the extent applicable, the Auction Agent, and the provisions contained therein are incorporated herein by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions were set forth fully herein.

          (d)(i) Except as otherwise provided in paragraph 2(f) of the Articles Supplementary, whenever the Company intends to include any net capital gains or other income subject to regular Federal income tax in any dividend on shares of AMPS, the Company will notify the Auction Agent of the amount to be so included at least five Business Days prior to the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Company, in turn it will notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will notify its Beneficial


Owners and Potential Beneficial Owners believed to be interested in submitting an Order in the Auction to be held on such Auction Date. Whenever the Company includes any additional amounts in a dividend as provided in paragraph 2(f) of the Articles Supplementary, the Company will notify the Auction Agent of such additional amounts to be so included in such dividend at least five Business Days prior to the applicable Dividend Payment Date. Whenever the Auction Agent receives such notice from the Company, in turn it will notify the Securities Depository and each Broker-Dealer, who, on or prior to the applicable Dividend Payment Date, in accordance with its Broker-Dealer Agreement, will notify its Beneficial Owners.

             (ii) If the Company makes a Retroactive Taxable Allocation, the Company, within 90 days (and generally within 60 days) after the end of its fiscal year for which a Retroactive Taxable Allocation is made, will provide notice thereof to the Auction Agent and to each Holder (initially the Securities Depository) during such fiscal year at such Holder's address as the same appears or last appeared on the stock books of the Company. The Company, within 30 days after such notice is given to the Auction Agent, will pay to the Auction Agent (who then will distribute to such Holders), out of funds legally available therefor, a cash amount equal to the aggregate Additional Dividend with respect to all Retroactive Taxable Allocations made to such Holders during the fiscal year in question.

          (e)(i) On each Auction Date, the Auction Agent shall determine the Reference Rate and the Maximum Applicable Rate. If the Reference Rate is not quoted on an interest basis but is quoted on a discount basis, the Auction Agent shall convert the quoted rate to an Interest Equivalent, as set forth in paragraph 1 of the Articles Supplementary; or, if the rate obtained by the Auction Agent is not quoted on an interest or discount basis, the Auction Agent shall convert the quoted rate to an interest rate after consultation with the Company as to the method of such conversion. Not later than 9:30 A.M. on each Auction Date, the Auction Agent shall notify the Company and the Broker-Dealers of the Reference Rate so determined and of the Maximum Applicable Rate.

             (ii) If the Reference Rate is the applicable "AA" Composite Commercial Paper Rate and such rate is to be based on rates supplied by Commercial Paper Dealers and one or more of the Commercial Paper Dealers shall not provide a quotation for the determination of the applicable "AA" Composite Commercial Paper Rate, the Auction Agent immediately shall notify the Company so that the Company can determine whether to select a Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers to provide the quotation or quotations not being supplied by any Commercial Paper Dealer or
Commercial  Paper Dealers.   The  Company promptly  shall advise  the Auction
Agent of  any  such selection.   If  the  Company does  not  select any  such
Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers, then the rates shall be supplied by the remaining Commercial Paper Dealer or Commercial Paper Dealers.

             (iii) If, after the date of this Agreement, there is any change in the prevailing rating of AMPS by either of the rating agencies (or substitute or successor rating agencies) referred to in the definition of the Maximum Applicable Rate, thereby resulting in any change in the corresponding applicable percentage for the AMPS, as set forth in said definition (the "Percentage"), the Company shall notify the Auction Agent in writing of such change in the Percentage prior to 9:00 A.M. on the Auction Date for AMPS next succeeding such change. The Percentage for the AMPS on the date of this Agreement is as specified in paragraph 10(a)(vii) of the Articles Supplementary. The Auction Agent shall be entitled to rely on the last Percentage of which it has received notice from the Company (or, in the absence of such notice, the Percentage set forth in the preceding sentence) in determining the Maximum Applicable Rate as set forth in Section 2.2(e)(i) hereof.



          (f)(i) The Auction Agent shall maintain a current registry of the Beneficial Owners of the shares of each series of AMPS for purposes of each Auction. The Company shall use its best efforts to provide or cause to be provided to the Auction Agent within ten Business Days following the date of the Closing a list of the initial Beneficial Owners of each series of AMPS, and the Broker-Dealer of each such Beneficial Owner through which
such Beneficial  Owner purchased  such shares.   The  Auction Agent  may rely
upon, as evidence of the identities of the Beneficial Owners, such list, the results of each Auction and notices from any Beneficial Owner, the Agent Member of any Beneficial Owner or the Broker-Dealer of any Beneficial Owner with respect to such Beneficial Owner's transfer of any shares of AMPS to another Person.

             (ii) In the event of any partial redemption of any series of AMPS, upon notice by the Company to the Auction Agent of such partial redemption, the Auction Agent promptly shall request the Securities Depository to notify the Auction Agent of the identities of the Agent Members (and the respective numbers of shares) from the accounts of which shares have been called for redemption and the person or department at such Agent Member to contact regarding such redemption, and at least two Business Days prior to the Auction preceding the date of redemption with respect to shares of the series being partially redeemed, the Auction Agent shall request each Agent Member so identified to disclose to the Auction Agent (upon selection by such Agent Member of the Beneficial Owners whose shares are to be redeemed) the number of shares of such series of AMPS of each such Beneficial Owner, if any, to be redeemed by the Company, provided that the Auction Agent has been furnished with the name and telephone number of a person or department at such Agent Member from which it is to request such information. In the absence of receiving any such information with respect to a Beneficial Owner, from such Beneficial Owner's Agent Member or otherwise, the Auction Agent may continue to treat such Beneficial Owner as having beneficial ownership of the number of shares of the series of AMPS shown in the Auction Agent's registry of Beneficial Owners.

             (iii) The Auction Agent shall register a transfer of the beneficial ownership of shares of a series of AMPS from a Beneficial Owner to another Beneficial Owner, or to another Person if permitted by the Company, only if (A) such transfer is made pursuant to an Auction or (B) if such transfer is made other than pursuant to an Auction, the Auction Agent has been notified of such transfer in writing in a notice substantially in the form of Exhibit C to the Broker-Dealer Agreements, by such Beneficial Owner or by the Agent Member of such Beneficial Owner. The Auction Agent is not required to accept any notice of transfer delivered for an Auction unless it is received by the Auction Agent by 3:00 P.M. on the Business Day next preceding the applicable

     Auction Date. The Auction Agent shall rescind a transfer made on the registry of the Beneficial Owners of any shares of AMPS if the Auction Agent has been notified in writing, in a notice substantially in the form of
Exhibit  D  to the  Broker-Dealer  Agreement,  by  the  Agent Member  or  the
Broker-Dealer of  any Person that  (i) purchased any  shares of AMPS  and the
seller failed to deliver such shares or     (ii) sold any shares of AMPS and
the purchaser failed to make payment to such Person upon delivery to the purchaser of such shares.


          (g) The Auction Agent may request that the BrokerDealers, as set forth in Section 3.2(c) of the Broker-Dealer Agreements, provide the Auction Agent with a list of their respective customers that such Broker-Dealers believe are Beneficial Owners of shares of AMPS. The Auction Agent shall keep confidential any such information and shall not disclose any such information so provided to any Person other than the relevant Broker-Dealer and the Company, provided that the Auction Agent reserves the right to disclose any such information if it is advised by its counsel that its failure to do so would be unlawful.

     2.3.  Auction Schedule.
           ----------------

     The Auction Agent shall conduct Auctions in accordance with the schedule set forth below. Such schedule may be changed by the Auction Agent with the consent of the Company, which consent shall not be withheld unreasonably.
The Auction Agent shall give notice of any such change to each Broker-Dealer.

Such notice shall be received prior to the first Auction Date on which any such change shall be effective.

          Time                         Event
          ----                         -----

     By 9:30 A.M.             Auction Agent advises the Company  and the
Broker-Dealers of the Reference Rate and the Maximum Applicable Rate as set forth in Section 2.2(e)(i) hereof.

     9:30 A.M. - 1:00 P.M.    Auction Agent assembles information
communicated to it by Broker- Dealers as provided in Paragraph 10(c)(i) of the Articles Supplementary. Submission deadline is 1:00 P.M.

     Not earlier than         Auction Agent makes determinations
     1:00 P.M.                pursuant to Paragraph 10(d)(i) of the Articles
Supplementary.

     By approximately         Auction Agent advises the Company
     3:00 P.M.                of the results of the Auction as provided in
Paragraph 10(d)(ii) of the Articles Supplementary.

                              Submitted Bids and Submitted Sell Orders are
accepted and rejected in whole or in part and shares of AMPS allocated as provided in Paragraph 10(e) of the Articles Supplementary.

                              Auction Agent gives notice of
                              the Auction results as set
                              forth in Section 2.4 hereof.

     2.4.  Notice of Auction Results.
           -------------------------

     On each Auction Date, the Auction Agent shall notify Broker-Dealers of the results of the Auction held on such date by telephone or through the Auction Agent's Auction Processing System as set forth in Paragraph (a) of the Settlement Procedures.

     2.5.  Broker-Dealers.
           --------------

          (a) Not later than 12:00 noon on each Auction Date, the Company shall pay to the Auction Agent in New York Clearing House or similar next-day funds an amount in cash equal to (i) in the case of any Auction Date immediately preceding a 7-day Dividend Period or 28-day Dividend Period, the product of (A) a fraction the numerator of which is the number of days in such Dividend Period (calculated by counting the first day of such Dividend Period but excluding the last day thereof) and the denominator of which is 360, times (B) 1/4 of 1%, times (C) $25,000 times (D) the sum of the aggregate number of Outstanding shares of AMPS for which the Auction is conducted and (ii) in the case of any Special Dividend Period, the amount determined by mutual consent of the Company and the Broker-Dealers pursuant to Section 3.5 of the Broker-Dealer Agreements. In lieu of making such payment in New York Clearing House or similar next-day funds, the Company may make such payment by noon on the Business Day immediately following the Auction Date in the form of Federal Funds or similar same-day funds. The Auction Agent shall apply such moneys as set forth in Section 3.5 of the Broker-Dealer Agreements and shall thereafter remit to the Company any remaining funds paid to the Auction Agent pursuant to this Section 2.5(a).

          (b) The Company shall not designate any Person to act as a Broker-Dealer, or permit a Beneficial Owner or a

     Potential Beneficial Owner to participate in Auctions through any Person other than a Broker-Dealer, without the prior written approval of the Auction Agent, which approval shall not be withheld unreasonably. The Company may designate an Affiliate or Merrill Lynch, Pierce, Fenner & Smith Incorporated to act as a Broker-Dealer.

          (c) The Auction Agent shall terminate any Broker-Dealer Agreement as set forth therein if so directed by the Company.

          (d) Subject to Section 2.5(b) hereof, the Auction Agent from time to time shall enter into such Broker-Dealer Agreements as the Company shall request.

          (e)  The Auction Agent shall maintain a list of Broker-Dealers.

     2.6. Ownership of Shares of AMPS and Submission of Bids
          by the Company and its Affiliates.
          --------------------------------------------------

     Neither the Company nor any Affiliate of the Company may submit any Sell Order or Bid, directly or indirectly, in any Auction, except that an Affiliate of the Company that is a Broker-Dealer may submit a Sell Order or Bid on behalf of a Beneficial Owner or a Potential Beneficial Owner. The Company shall notify the Auction Agent if the Company or, to the best of the Company's knowledge, any Affiliate of the Company becomes a Beneficial Owner of any shares of AMPS. Any shares of AMPS redeemed, purchased or otherwise acquired (i) by the Company shall not be reissued, except in accordance with the requirements of the Securities Act of 1933, as amended, or (ii) by its Affiliates shall not be transferred (other than to the Company). The Auction Agent shall have no duty or liability with respect to enforcement of this
Section 2.6.

     2.7.  Access to and Maintenance of Auction Records.
           --------------------------------------------

     The Auction Agent shall afford to the Company, its agents, independent public accountants and counsel, access at reasonable times during normal business hours to review and make extracts or copies (at the Company's sole cost and expense) of all books, records, documents and other information concerning the conduct and results of Auctions, provided that any such agent, accountant or counsel shall furnish the Auction Agent with a letter from the Company requesting that the Auction Agent afford such person access. The Auction Agent shall maintain records relating to any Auction for a period of two years after such Auction (unless requested by the Company to maintain such records for such longer period not in excess of four years, then for such longer period), and such records, in reasonable detail, shall accurately and fairly reflect the actions taken by the Auction Agent hereunder.

The Company agrees to keep confidential any information regarding the customers of any Broker-Dealer received from the Auction Agent in connection with this Agreement or any Auction, and shall not disclose such information or permit the disclosure of such information without the prior written consent of the applicable Broker-Dealer to anyone except such agent, accountant or counsel engaged to audit or review the results of Auctions as permitted by this Section 2.7, provided that the Company reserves the right to disclose any such information if it is advised by its counsel that its failure to do so would (i) be unlawful or (ii) expose it to liability, unless the Broker-Dealer shall have offered indemnification satisfactory to the Company. Any such agent, accountant or counsel, before having access to such information, shall agree to keep such information confidential and not to disclose such information or permit disclosure of such information without the prior written consent of the applicable Broker-Dealer, provided that such agent, accountant or counsel may reserve the right to disclose any such information if it is advised by its counsel that its failure to do so would
(i) be unlawful or (ii) expose it to liability, unless the Broker-Dealer shall have offered indemnification satisfactory to such agent, accountant or counsel.


III. THE AUCTION AGENT AS PAYING AGENT.
     ---------------------------------

     3.1.  The Paying Agent.
           ----------------

     The Board of Directors of the Company has adopted a resolution appointing IBJ Schroder Bank & Trust Company as transfer agent, registrar, dividend disbursing agent and redemption agent for the Company in connection with any shares of AMPS (in such capacity, the "Paying Agent"). The Paying Agent hereby accepts such appointment and agrees to act in accordance with its standard procedures and the provisions of the Articles Supplementary which are specified herein with respect to the shares of AMPS and as set forth in this Section 3.

     3.2.  The Company's Notices to the Paying Agent.
           -----------------------------------------

     Whenever any shares of AMPS are to be redeemed, the Company promptly shall deliver to the Paying Agent a Notice of Redemption, which will be mailed by the Company to each Holder at least five Business Days prior to the date such Notice of Redemption is required to be mailed pursuant to the Articles Supplementary. The Paying Agent shall have no responsibility to confirm or verify the accuracy of any such Notice.

     3.3. The Company to Provide Funds for Dividends,
          Redemptions and Additional Dividends.
          -------------------------------------------

          (a) Not later than noon on the Business Day immediately preceding each Dividend Payment Date, the Company shall deposit with the Paying Agent an aggregate amount of New York Clearing House or similar next-day funds equal to the declared dividends to be paid to Holders on such Dividend Payment Date, and shall give the Paying Agent irrevocable instructions to apply such funds to the payment of such dividends on such Dividend Payment Date. In lieu of making such deposit in New York Clearing House or similar next-day funds, the Company may make such deposit by noon on each Dividend Payment Date in the form of Federal Funds or similar same-day funds.

          (b) If the Company shall give a Notice of Redemption, then by noon of the Business Day immediately preceding the date fixed for redemption, the Company shall deposit in trust with the Paying Agent an aggregate amount of New York Clearing House or similar next-day funds sufficient to redeem such shares of AMPS called for redemption and shall give the Paying Agent irrevocable instructions and authority to pay the redemption price to the


Holders of shares of AMPS called for redemption upon surrender of the certificate or certificates therefor. In lieu of making such deposit in New York Clearing House or similar next-day funds, the Company may make such deposit by noon on the date fixed for redemption in the form of Federal Funds or similar same-day funds.

          (c) If the Company provides notice to the Auction Agent of a Retroactive Taxable Allocation, the Company, within 30 days after such notice is given and by noon of the Business Day immediately preceding the date fixed for payment of an Additional Dividend, shall deposit in trust with the Paying Agent an aggregate amount of New York Clearing House or similar next-day funds equal to such Additional Dividend and shall give the Paying Agent irrevocable instructions and authority to pay the Additional Dividend to Holders (or former Holders) entitled thereto. In lieu of making such deposit in New York Clearing House or similar next-day funds, the Company may make such deposit by noon on the date fixed for payment of an Additional Dividend in the form of Federal Funds or similar same-day funds.

     3.4. Disbursing Dividends, Redemption Price
          and Additional Dividends.
          --------------------------------------

     After receipt of the New York Clearing House or similar next-day funds (or Federal Funds or similar same-day funds) and instructions from the Company described in Sections 3.3(a), (b) and (c) above, the Paying Agent shall pay to the Holders (or former Holders) entitled thereto (i) on each corresponding Dividend Payment Date, dividends on the shares of AMPS, (ii) on any date fixed for redemption, the redemption price of any shares of AMPS called for redemption and (iii) on the date fixed for payment of an Additional Dividend, such Additional Dividend. The amount of dividends for any Dividend Period to be paid by the Paying Agent to Holders will be determined by the Company as set forth in Paragraph 2 of the Articles Supple-mentary. The redemption price to be paid by the Paying Agent to the Holders of any shares of AMPS called for redemption will be determined as set forth in Paragraph 4 of the Articles Supplementary. The amount of Additional Dividends to be paid by the Paying Agent in the event of a Retroactive Taxable Allocation to Holders will be determined by the Company pursuant to paragraph 2(e) of the Articles Supplementary. The Company shall notify the Paying Agent in writing of a decision to redeem any shares of AMPS on or prior to the date specified in Section 3.2 above, and such notice by the Company to the Paying Agent shall contain the information required to be stated in a Notice of Redemption required to be mailed by the Company to such Holders. The Paying Agent shall have no duty to determine the redemption price and may rely on the amount thereof set forth in a Notice of Redemption.


IV.  THE PAYING AGENT AS TRANSFER AGENT AND REGISTRAR.
     ------------------------------------------------

     4.1.  Original Issue of Stock Certificates.
           ------------------------------------

     On the Date of Original Issue for any share of AMPS, one or more certificates for each series of AMPS shall be issued by the Company and registered in the name of Cede & Co., as nominee of the Securities Depository, and countersigned by the Paying Agent.

     4.2.  Registration of Transfer or Exchange of Shares.
           ----------------------------------------------

     Except as provided in this Section 4.2, the shares of each series of AMPS shall be registered solely in the name of the Securities Depository or its nominee. If the Securities Depository shall give notice of its intention to resign as such, and if the Company shall not have selected a substitute Securities Depository acceptable to the Paying Agent prior to such resignation, then upon such resignation, the shares of each series of AMPS, at the Company's request, may be registered for transfer or exchange, and new certificates thereupon shall be issued in the name of the designated transferee or transferees, upon surrender of the old certificate in form deemed by the Paying Agent properly endorsed for transfer with (a) all necessary endorsers' signatures guaranteed in such manner and form as the Paying Agent may require by a guarantor reasonably believed by the Paying Agent to be responsible, (b) such assurances as the Paying Agent shall deem necessary or appropriate to evidence the genuineness and effectiveness of each necessary endorsement and
(c) satisfactory evidence of compliance with all applicable laws relating to the collection of taxes in connection with any registration of transfer or exchange or funds necessary for the payment of such taxes. If the certificate or certificates for shares of AMPS are not held by the Securities Depository or its nominee, payments upon transfer of shares in an Auction shall be made in same-day funds to the Auction Agent against delivery of certificates therefor.

     4.3.  Removal of Legend.
           -----------------

     Any request for removal of a legend indicating a restriction on transfer from a certificate evidencing shares of AMPS shall be accompanied by an opinion of counsel stating that such legend may be removed and such shares may be transferred free of the restriction described in such legend, said opinion to be delivered under cover of a letter from a Company Officer authorizing the Paying Agent to remove the legend on the basis of said opinion.

     4.4.  Lost, Stolen or Destroyed Stock Certificates.
           --------------------------------------------

     The Paying Agent shall issue and register replacement certificates for certificates represented to have been lost, stolen or destroyed, upon the fulfillment of such requirements as shall be deemed appropriate by the Company and by the Paying Agent, subject at all times to provisions of law, the By-Laws of the Company governing such matters and resolutions adopted by the Company with respect to lost, stolen or destroyed securities. The Paying Agent may issue new certificates in exchange for and upon the cancellation of mutilated certificates. Any request by the Company to the Paying Agent to issue a replacement or new certificate pursuant to this Section 4.4 shall be deemed to be a representation and warranty by the Company to the Paying Agent that such issuance will comply with provisions of applicable law and the By-Laws and resolutions of the Company.

     4.5.  Disposition of Canceled Certificates;
           Record Retention.
           -------------------------------------

     The Paying Agent shall retain stock certificates which have been canceled in transfer or in exchange and accompanying documentation in accordance with applicable rules and regulations of the Securities and Exchange Commission for two calendar years from the date of such cancellation. The Paying Agent, upon written request by the Company, shall afford to the Company, its agents and counsel access at reasonable times during normal business hours to review and make extracts or copies (at the Company's sole cost and expense) of such certificates and accompanying documentation. Upon request by the Company at any time after the expiration of this two-year period, the Paying Agent shall deliver to the Company the canceled certificates and accompanying documentation. The Company, at its expense, shall retain such records for a minimum additional period of four calendar years from the date of delivery of the records to the Company and shall make such records available during this period at any time, or from time to time, for reasonable periodic, special, or other examinations by representatives of the Securities and Exchange Commission. The Company also shall undertake to furnish to the Securities and Exchange Commission, upon demand, either at their principal office or at any regional office, complete, correct and current hard copies of any and all such records. Thereafter, such records shall not be destroyed by the Company without the approval of the Paying Agent, which approval shall not be withheld unreasonably, but will be safely stored for possible future reference.

     4.6.  Stock Register.
           --------------

     The Paying Agent shall maintain the stock register, which shall contain a list of the Holders, the number of shares held by each Holder and the address of each Holder. The Paying Agent shall record in the stock register any change of address of a Holder upon notice by such Holder. In case of any written request or demand for the inspection of the stock register or any other books of the Company in the possession of the Paying Agent, the Paying Agent will notify the Company and secure instructions as to permitting or refusing such inspection. The Paying Agent reserves the right, however, to exhibit the stock register or other records to any person in case it is advised by its counsel that its failure to do so would (i) be unlawful or
(ii) expose it to liability, unless the Company shall have offered indemnification satisfactory to the Paying Agent.

     4.7.  Return of Funds.
           ---------------

     Any funds deposited with the Paying Agent by the Company for any reason under this Agreement, including for the payment of dividends or the redemption of shares of any series of AMPS, that remain with the Paying Agent after 12 months shall be repaid to the Company upon written request by the Company.

V.   REPRESENTATIONS AND WARRANTIES.
     ------------------------------

     5.1.  Representations and Warranties of the Company.
           ---------------------------------------------

     The Company represents and warrants to the Auction Agent that:

          (i) the Company is duly organized and is validly existing as a corporation in good standing under the laws of the State of Maryland, and has full power to execute and deliver this Agreement and to authorize, create and issue the shares of AMPS;

         (ii) the Company is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, management investment company;

        (iii) this Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject as to such enforceability to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equitable principles;



         (iv) the forms of the certificates evidencing the shares of each series of AMPS comply with all applicable laws of the State of Maryland;

          (v) the shares of each series of AMPS have been duly and validly authorized by the Company and, upon completion of the initial sale of the shares of such series of AMPS and receipt of payment therefor, will be validly issued, fully paid and nonassessable;

         (vi) at the time of the offering of the shares of each series of AMPS, the shares offered will be registered under the Securities Act of 1933, as amended, and no further action by or before any governmental body or authority of the United States or of any state thereof is required in connection with the execution and delivery of this Agreement or will be required in connection with the issuance of the shares of AMPS, except such action as required by applicable state securities or insurance laws, all of which action will have been taken;

        (vii) the execution and delivery of this Agreement and the issuance and delivery of the shares of each series of AMPS do not and will not conflict with, violate, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, the Charter or the By-Laws of the Company, any law or regulation applicable to the Company, any order or decree of any court or public authority having jurisdiction over the Company, or any mortgage, indenture, contract, agreement or undertaking to which the Company is a party or by which it is bound; and

       (viii) no taxes are payable upon or in respect of the execution of this Agreement or will be payable upon or in respect of the issuance of the shares of each series of AMPS.

     5.2.  Representations and Warranties of the Auction Agent.
           ---------------------------------------------------

     The Auction Agent represents and warrants to the Company that the Auction Agent is duly organized and is validly existing as a banking corporation in good standing under the laws of the State of New York, and has the corporate power to enter into and perform its obligations under this Agreement.


VI.  THE AUCTION AGENT.
     -----------------

     6.1.  Duties and Responsibilities.
           ---------------------------

          (a) The Auction Agent is acting solely as agent for the Company hereunder and owes no fiduciary duties to any Person except as provided by this Agreement.

          (b) The Auction Agent undertakes to perform such duties and only such duties as are set forth specifically in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Auction Agent.

          (c) In the absence of bad faith or negligence on its part, the Auction Agent shall not be liable for any action taken, suffered or omitted by it or for any error of judgment made by it in the performance of its duties under this Agreement. The Auction Agent shall not be liable for any error of judgment made in good faith unless the Auction Agent shall have been negligent in ascertaining (or failing to ascertain) the pertinent facts.

     6.2.  Rights of the Auction Agent.


           ---------------------------

          (a) The Auction Agent may rely upon, and shall be protected in acting or refraining from acting upon, any communication authorized hereby and any written instruction, notice, request, direction, consent, report, certificate, share certificate or other instrument, paper or document reasonably believed by it to be genuine. The Auction Agent shall not be liable for acting upon any telephone communication authorized hereby which the Auction Agent believes in good faith to have been given by the Company or by a Broker-Dealer. The Auction Agent may record telephone communications with the Company or with the Broker-Dealers or with both.

          (b) The Auction Agent may consult with counsel of its choice, and the written advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

          (c) The Auction Agent shall not be required to advance, expend or risk its own funds or otherwise incur or become exposed to financial liability in the performance of its duties hereunder. The Auction Agent shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

          (d) The Auction Agent may perform its duties and exercise its rights hereunder either directly or by or through agents or attorneys.

     6.3.  Auction Agent's Disclaimer.
           --------------------------

     The Auction Agent makes no representation as to the validity or the adequacy of this Agreement, the Broker-Dealer Agreements or the AMPS.

     6.4.  Compensation, Expenses and Indemnification.
           ------------------------------------------

          (a) The Company shall pay to the Auction Agent from time to time reasonable compensation for all services rendered by it under this Agreement and under the Broker-Dealer Agreements as shall be set forth in a separate writing signed by the Company and the Auction Agent, subject to adjustments if the AMPS no longer are held of record by the Securities Depository or its nominee or if there shall be such other change as shall increase materially
the   Auction  Agent's  obligations  hereunder  or  under  the  Broker-Dealer
Agreements.

          (b) The Company shall reimburse the Auction Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by the Auction Agent in accordance with any provision of this Agreement and of the Broker-Dealer Agreements (including the reasonable compensation, expenses and disbursements of its agents and counsel), except any expense, disbursement or advance attributable to its negligence or bad faith.

          (c) The Company shall indemnify the Auction Agent for, and hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part arising out of or in connection with its agency under this Agreement and under the Broker-Dealer Agreements, including the costs and expenses of defending itself against any claim of liability in connection with its exercise or performance of any of its duties hereunder and thereunder, except such as may result from its negligence or bad faith.




VII. MISCELLANEOUS.
     -------------

     7.1.  Term of Agreement.
           -----------------

          (a) The term of this Agreement is unlimited unless it shall be terminated as provided in this Section 7.1. The Company may terminate this Agreement at any time by so notifying the Auction Agent, provided that if any AMPS remain outstanding the Company shall have entered into an agreement in substantially the form of this Agreement with a successor auction agent. The Auction Agent may terminate this Agreement upon prior notice to the Company on the date specified in such notice, which date shall be no earlier than 60 days after delivery of such notice. If the Auction Agent resigns while any shares of AMPS remain outstanding, the Company shall use its best efforts to
enter  into   an  agreement  with   a  successor  auction   agent  containing
substantially the same terms and conditions as this Agreement.

          (b) Except as otherwise provided in this Section 7.1(b), the respective rights and duties of the Company and the Auction Agent under this
Agreement  shall cease  upon termination  of this  Agreement.   The Company's
representations, warranties, covenants and obligations to the Auction Agent under Sections 5 and 6.4 hereof shall survive the termination hereof. Upon termination of this Agreement, the Auction Agent shall (i) resign as Auction Agent under the Broker-Dealer Agreements, (ii) at the Company's request, deliver promptly to the Company copies of all books and records maintained by it in connection with its duties hereunder, and (iii) at the request of the Company, transfer promptly to the Company or to any successor auction agent any funds deposited by the Company with the Auction Agent (whether in its capacity as Auction Agent or as Paying Agent) pursuant to this Agreement which have not been distributed previously by the Auction Agent in accordance with this Agreement.

     7.2.  Communications.
           --------------

     Except for (i) communications authorized to be made by telephone pursuant to this Agreement or the Auction Procedures and (ii) communications in connection with Auctions (other than those expressly required to be in writing), all notices, requests and other communications to any party hereunder shall be in writing (including telecopy or similar writing) and shall be given to such party at its address or telecopier number set forth below:

     If to the Company,       Merrill Lynch Municipal Strategy
     addressed to:              Strategy Fund, Inc.
                              800 Scudders Mill Road
                              Plainsboro, New Jersey 08536

                              Attention:  Treasurer
                              Telephone No.:  (609) 282-2000
                              Telecopier No.: (609) 282-3472

     If to the Auction        IBJ Schroder Bank & Trust Company
     Agent, addressed to:     One State Street
                              New York, New York 10004

                              Attention: Auction Window
                                         Subcellar 1
                              Telephone No.:  (212) 858-2135
                              Telecopier No.: (212) 797-1148

or such other address or telecopier number as such party hereafter may specify for such purpose by notice to the other party. Each such notice, request or communication shall be effective when delivered at the address specified herein. Communications shall be given on behalf of the Company by a Company Officer and on behalf of the Auction Agent by an Authorized Officer.

     7.3.  Entire Agreement.
           ----------------

     This Agreement contains the entire agreement between the parties relating to the subject matter hereof, and there are no other representations, endorsements, promises, agreements or understandings, oral, written or inferred, between the parties relating to the subject matter hereof, except for agreements relating to the compensation of the Auction Agent.

     7.4.  Benefits.
           --------

     Nothing herein, express or implied, shall give to any Person, other than the Company, the Auction Agent and their respective successors and assigns, any benefit of any legal or equitable right, remedy or claim hereunder.

     7.5.  Amendment; Waiver.
           -----------------

          (a) This Agreement shall not be deemed or construed to be modified, amended, rescinded, canceled or waived, in whole or in part, except by a written instrument signed by a duly authorized representative of the party to be charged. The Company shall notify the Auction Agent of any change in the Articles Supplementary prior to the effective date of any such change. If any such change in the Articles Supplementary materially increases the Auction Agent's obligations hereunder, the Company shall obtain the written consent to the Auction Agent prior to the effective date of such change.

          (b) Failure of either party hereto to exercise any right or remedy hereunder in the event of a breach hereof by the other party shall not constitute a waiver of any such right or remedy with respect to any subsequent breach.

     7.6.  Successors and Assigns.
           ----------------------

     This Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the respective successors and permitted assigns of each of the Company and the Auction Agent. This Agreement may not be assigned by either party hereto absent the prior written consent of the other party, which consent shall not be withheld unreasonably.

     7.7.  Severability.
           ------------

     If any clause, provision or section hereof shall be ruled invalid or unenforceable by any court of competent jurisdiction, the invalidity or unenforceability of such clause, provision or section shall not affect any of the remaining clauses, provisions or sections hereof.

     7.8.  Execution in Counterparts.
           -------------------------

     This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

     7.9.  Governing Law.
           -------------

     This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.


                      MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC.



                      By:     _______________________________
                      Title:



                      IBJ SCHRODER BANK & TRUST COMPANY



                      By:     _______________________________
                      Title:

                                             B&W DRAFT
                                             11/9/95













                           BROKER-DEALER AGREEMENT

                                   between

                      IBJ SCHRODER BANK & TRUST COMPANY

                                     and

                           (NAME OF BROKER-DEALER)

                         Dated as of January __, 1996

                                 Relating to

             AUCTION MARKET PREFERRED STOCK(Registered Trademark)

                        ("AMPS"(Registered Trademark))

                           Series A, B, C, D and E

                                      of

                 MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC.



(Registered Trademark)  Registered trademark of Merrill Lynch & Co., Inc.

     BROKER-DEALER AGREEMENT dated as of January __, 1996, between IBJ Schroder Bank & Trust Company a New York banking corporation (the "Auction Agent") (not in its individual capacity, but solely as agent of Merrill Lynch Municipal Strategy Fund, Inc., a Maryland corporation (the "Company"), pursuant to authority granted to it in the Auction Agent Agreement dated as of January __, 1996, between the Company and the Auction Agent (the "Auction Agent Agreement")) and (NAME OF BROKER-DEALER) (together with its successors and assigns, "BD").

     The Company proposes to duly authorize and issue up to 8,000 shares of Auction Market Preferred Stock(Registered Trademark), Series A ("Series A AMPS"), up to 8,000 shares of Auction Market Preferred Stock(Registered Trademark), Series B ("Series B AMPS"), up to 8,000 shares of Auction Market Preferred Stock(Registered Trademark), Series C ("Series C AMPS"), up to 8,000 shares of Auction Market Preferred Stock(Registered Trademark), Series D ("Series D AMPS") and up to 8,000 shares of Auction Market Preferred Stock(Registered Trademark), Series E ("Series E AMPS"), all with a par value of $.10 per share and a liquidation preference of $25,000 per share plus accumulated but unpaid dividends (whether or not earned or declared), each pursuant to the Company's Articles Supplementary (as defined below). The Series A AMPS, Series B AMPS, Series C AMPS, Series D AMPS and Series E AMPS are sometimes referred to together herein as "AMPS".

     The Company's Articles Supplementary provide that the dividend rate on each series of AMPS for each Dividend Period therefor after the Initial Dividend Period shall be the Applicable Rate therefor, which in each case, in general shall be the rate per annum that a commercial bank, trust company or other financial institution appointed by the Company advises results from implementation of the Auction Procedures (as defined below). The Board of Directors of the Company has adopted a resolution appointing IBJ Schroder Bank & Trust Company as Auction Agent for purposes of the Auction Procedures, and pursuant to Section 2.5(d) of the Auction Agent Agreement, the Company has requested and directed the Auction Agent to execute and deliver this Agreement.

     The Auction Procedures require the participation of one or more Broker-Dealers.



----------------

(Registered Trademark)  Registered trademark of Merrill Lynch & Co., Inc.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Auction Agent and BD agree as follows:


I.   DEFINITIONS AND RULES OF CONSTRUCTION.
     -------------------------------------

     1.1. Terms Defined by Reference to the Articles        Supplementary.
          ------------------------------------------        -------------
Capitalized terms not defined herein shall have the respective meanings specified in the Articles Supplementary of the Company.

     1.2. Terms Defined Herein.  As used herein and in the Settlement
          --------------------
Procedures (as defined below), the following terms shall have the following meanings, unless the context otherwise requires:

          (a) "Articles Supplementary" shall mean the Articles Supplementary, as amended, of the Company, establishing the powers, preferences and rights of the AMPS filed on January __, 1996 with the Department of Assessments and Taxation of the State of Maryland.

          (b) "Auction" shall have the meaning specified in Section 3.1 hereof.

          (c) "Auction Procedures" shall mean the Auction Procedures that are set forth in Paragraph 10 of the Articles Supplementary.

          (d) "Authorized Officer" shall mean each Senior Vice President, Vice President, Assistant Vice President, Trust Officer, Assistant Secretary and Assistant Treasurer of the Auction Agent assigned to its Corporate Trust and Agency Group and every other officer or employee of the Auction Agent designated as an "Authorized Officer" for purposes of this Agreement in a communication to BD.

          (e) "BD Officer" shall mean each officer or employee of BD designated as a "BD Officer" for purposes of this Agreement in a communication to the Auction Agent.



          (f) "Broker-Dealer Agreement" shall mean this Agreement and any substantially similar agreement between the Auction Agent and a Broker-Dealer.

          (g) "Settlement Procedures" shall mean the Settlement Procedures attached hereto as Exhibit A.

     1.3. Rules of Construction.  Unless the context or use indicates another
          ---------------------
or different meaning or intent, the following rules shall apply to the construction of this Agreement:

          (a) Words importing the singular number shall include the plural number and vice versa.

          (b) The captions and headings herein are solely for convenience of reference and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect.

          (c) The words "hereof," "herein," "hereto," and other words of similar import refer to this Agreement as a whole.

          (d) All references herein to a particular time of day shall be to New York City time.


II.  NOTIFICATION OF DIVIDEND PERIOD AND ADVANCE NOTICE OF  ALLOCATION OF
                                                            -------------
TAXABLE INCOME.
---------------------------------------

     2.1. The provisions contained in paragraph 2 of the Articles Supplementary concerning the notification of a Special Dividend Period will be followed by the Auction Agent and BD, and the provisions contained therein are incorporated herein by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions were set forth fully herein.

     2.2. Except as otherwise provided in paragraph 2(f) of the Articles Supplementary, whenever the Company intends to include any net capital gains or other income subject to regular Federal income tax in any dividend on shares of any series of AMPS, the Company will notify the Auction Agent of the amount to be so included at least five Business Days prior to the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Company, in turn it will notify BD, who, on or prior to such Auction Date, will notify its Beneficial Owners and Potential Beneficial Owners believed to be interested in submitting an Order in the Auction to be held on such Auction Date. Whenever the Company intends to include any additional amounts in a dividend as provided in paragraph 2(f) of the Articles Supplementary, the Company will notify the Auction Agent of such additional amounts to be so included in such dividend at least five Business Days prior to the applicable Dividend Payment Date. Whenever the Auction Agent receives such notice from the Company, in turn it will notify the Securities Depository and BD, who, on or prior to the applicable Dividend Payment Date, will notify its Beneficial Owners.

III. THE AUCTION.
     -----------

     3.1. Purpose; Incorporation by Reference of Auction         Procedures
          ----------------------------------------------
and Settlement Procedures.

          (a) On each Auction Date, the provisions of the Auction Procedures will be followed by the Auction Agent for the purpose of determining the Applicable Rate for each series of AMPS, for the next Dividend Period therefor. Each periodic operation of such procedures is hereinafter referred to as an "Auction."

          (b) All of the provisions contained in the Auction Procedures and the Settlement Procedures are incorporated herein by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions were set forth fully herein.

          (c) BD agrees to act as, and assumes the obligations of and limitations and restrictions placed upon, a Broker-Dealer under this Agreement. BD understands that other Persons meeting the requirements specified in the definition of "Broker-Dealer" contained in Paragraph 1 of the Articles Supplementary may execute a Broker-Dealer Agreement and participate as Broker-Dealers in Auctions.

          (d) BD and other Broker-Dealers may participate in Auctions for their own accounts. However, the Company, by notice to BD and all other Broker Dealers, may prohibit all Broker-Dealers from submitting Bids in Auctions for their own accounts, provided that Broker-Dealers may continue to submit Hold Orders and Sell Orders.

     3.2. Preparation for Each Auction.
          ----------------------------

          (a) Not later than 9:30 A.M. on each Auction Date for the AMPS, the Auction Agent shall advise BD by telephone of the Reference Rate and the Maximum Applicable Rate in effect on such Auction Date.

          (b) In the event that the Auction Date for any Auction shall be changed after the Auction Agent has given the notice referred to in clause
(vii) of paragraph (a) of the Settlement Procedures, the Auction Agent, by such means as the Auction Agent deems practicable, shall give notice of such change to BD not later than the earlier of 9:15 A.M. on the new Auction Date or 9:15 A.M. on the old Auction Date. Thereafter, BD promptly shall notify customers of BD that BD believes are Beneficial Owners of shares of AMPS of such change in the Auction Date.

          (c) The Auction Agent from time to time may request BD to provide it with a list of the respective customers BD believes are Beneficial Owners of shares of each series of AMPS. BD shall comply with any such request, and the Auction Agent shall keep confidential any such information, including information received as to the identity of Bidders in any Auction, and shall not disclose any such information so provided to any Person other than the Company; and such information shall not be used by the Auction Agent or its officers, employees, agents or representatives for any purpose other than such purposes as are described herein. The Auction Agent shall transmit any list of customers BD believes are Beneficial Owners of shares of each series of AMPS and information related thereto only to its officers, employees, agents or representatives in the Corporate Trust and Agency Group who need to know such information for the purposes of acting in accordance with this Agreement, and the Auction Agent shall prevent the transmission of such information to others and shall cause its officers, employees, agents and representatives to abide by the foregoing confidentiality restrictions; provided, however, that the Auction Agent shall have no responsibility or liability for the actions of any of its officers, employees, agents or representatives after they have left the employ of the Auction Agent.

     3.3. Auction Schedule; Method of Submission of Orders.
          ------------------------------------------------

          (a) The Company and the Auction Agent shall conduct Auctions for each series of AMPS in accordance with the schedule set forth below. Such schedule may be changed at any time by the Auction Agent with the consent of the Company, which consent shall not be withheld unreasonably. The Auction Agent shall give notice of any such change to BD. Such notice shall be received prior to the first Auction Date on which any such change shall be effective.

          Time                           Event
          ----                           -----

       By 9:30 A.M. Auction Agent advises the Company and Broker-Dealers of the Reference Rate and the Maximum Applicable Rate as set forth in Section 3.2(a) hereof.

       9:30 A.M. - 1:00 P.M. Auction Agent assembles information communicated to it by Broker- Dealers as provided in Paragraph 10(c)(i) of the Articles Supplementary. Submission Deadline is 1:00 P.M.

       Not earlier than  Auction Agent makes determinations
       1:00 P.M.    pursuant to Paragraph 10(d)(i) of
     the Articles Supplementary.

       By approximately  Auction Agent advises the Company
       3:00 P.M.    of the results of the Auction as provided in Paragraph
10(d)(ii) of the Articles Supplementary.

     Submitted Bids and Submitted Sell Orders are accepted and rejected in whole or in part and shares of AMPS are allocated as provided in Paragraph 10(e) of the Articles Supplementary.

                              Auction Agent gives notice of
                              the Auction results as set forth
                         in Section 3.4(a) hereof.


          (b) BD agrees to maintain a list of Potential Beneficial Owners and to contact the Potential Beneficial Owners on such list on or prior to each Auction Date for the purposes set forth in Paragraph 10 of the Articles Supplementary.

          (c) BD shall submit Orders to the Auction Agent in writing in substantially the form attached hereto as Exhibit B. BD shall submit separate Orders to the Auction Agent for each Potential Beneficial Owner or Beneficial Owner on whose behalf BD is submitting an Order and shall not net or aggregate the Orders of Potential Beneficial Owners or Beneficial Owners on whose behalf BD is submitting Orders.

          (d) BD shall deliver to the Auction Agent (i) a written notice, substantially in the form attached hereto as Exhibit C, of transfers of shares of any series of AMPS, made through BD by a Beneficial Owner to another Person other than pursuant to an Auction, and (ii) a written notice, substantially in the form attached hereto as Exhibit D, of the failure of shares of any series of any series of AMPS to be transferred to or by any Person that purchased or sold shares of any series of AMPS through BD pursuant to an Auction. The Auction Agent is not required to accept any notice delivered pursuant to the terms of the foregoing sentence with respect to an Auction unless it is received by the Auction Agent by 3:00 P.M. on the Business Day next preceding the applicable Auction Date.

     3.4. Notice of Auction Results.
          -------------------------

          (a) On each Auction Date, the Auction Agent shall notify BD by telephone as set forth in paragraph (a) of the Settlement Procedures. On the Business Day next succeeding such Auction Date, the Auction Agent shall notify BD in writing of the disposition of all Orders submitted by BD in the Auction held on such Auction Date.

          (b) BD shall notify each Beneficial Owner, Potential Beneficial Owner, Existing Holder or Potential Holder on whose behalf BD has submitted an Order as set forth in paragraph (b) of the Settlement Procedures, and take such other action as is required of BD pursuant to the Settlement Procedures.

     If any Beneficial Owner or Existing Holder selling shares of AMPS in an Auction fails to deliver such shares, the BD of any Person that was to have purchased shares of such series of AMPS in such Auction may deliver to such Person a number of whole shares of such series of AMPS that is less than the number of shares that otherwise was to be purchased by such Person. In such event, the number of shares of such series of AMPS to be so delivered shall be determined by such BD. Delivery of such lesser number of shares shall constitute good delivery. Upon the occurrence of any such failure to deliver shares, such BD shall deliver to the Auction Agent the notice required by
Section 3.3(d)(ii) hereof.  Notwithstanding the foregoing terms of this
Section 3.4(b), any delivery or non-delivery of shares of any series of AMPS which represents any departure from the results of an Auction, as determined by the Auction Agent, shall be of no effect unless and until the Auction Agent shall have been notified of such delivery or non-delivery in accordance with the terms of Section 3.3(d) hereof. The Auction Agent shall have no duty or liability with respect to enforcement of this Section 3.4(b).

     3.5. Service Charge to Be Paid to BD.  On the Business Day next
          -------------------------------
succeeding each Auction Date, the Auction Agent shall pay to BD from moneys received from the Company an amount equal to:
(a) in the case of any Auction Date immediately preceding a 7-day Dividend Period or 28-day Dividend Period, the product of (i) a fraction the numerator of which is the number of days in such Dividend Period (calculated by counting the first day of such Dividend Period but excluding the last day thereof) and the denominator of which is 360, times (ii) 1/4 of 1%, times
(iii) $25,000 times (iv) the sum of (A) the aggregate number of AMPS placed by BD in the applicable Auction that were (x) the subject of a Submitted Bid of a Beneficial Owner submitted by BD and continued to be held as a result of such submission and (y) the subject of a Submitted Bid of a Potential Beneficial Owner submitted by BD and were purchased as a result of such submission plus (B) the aggregate number of AMPS subject to valid Hold

Orders (determined in accordance with Paragraph 10 of the Articles Supplementary) submitted to the Auction Agent by BD plus (C) the number of AMPS deemed to be subject to Hold Orders by Beneficial Owners pursuant to Paragraph 10 of the Articles Supplementary that were acquired by such Beneficial Owners through BD; and (b) in the case of any Auction Date immediately preceding a Special Dividend Period, that amount as mutually agreed upon by the Company and BD, based on the selling concession that would be applicable to an underwriting of fixed or variable rate preferred shares with a similar final maturity or variable rate dividend period, at the commencement of such Special Dividend Period.

     For purposes of subclause (a)(iv)(C) of the foregoing sentence, if any Beneficial Owner who acquired shares of any series of AMPS through BD transfers those shares to another Person other than pursuant to an Auction, then the Broker-Dealer for the shares so transferred shall continue to be BD, provided, however, that if the transfer was effected by, or if the transferee is, a Broker-Dealer other than BD, then such Broker-Dealer shall be the Broker-Dealer for such shares.


IV.  THE AUCTION AGENT.
     -----------------

     4.1. Duties and Responsibilities.
          ---------------------------

          (a) The Auction Agent is acting solely as agent for the Company hereunder and owes no fiduciary duties to any other Person by reason of this Agreement.

          (b) The Auction Agent undertakes to perform such duties and only such duties as are set forth specifically in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Auction Agent.

          (c) In the absence of bad faith or negligence on its part, the Auction Agent shall not be liable for any action taken, suffered or omitted by it, or for any error of judgment made by it in the performance of its duties under this Agreement. The Auction Agent shall not be liable for any error of judgment made in good faith unless the Auction Agent shall have been negligent in ascertaining (or failing to ascertain) the pertinent facts.

     4.2. Rights of the Auction Agent.
          ---------------------------

          (a) The Auction Agent may rely upon, and shall be protected in acting or refraining from acting upon, any communication authorized by this Agreement and any written instruction, notice, request, direction, consent, report, certificate, share certificate or other instrument, paper or document believed by it to be genuine. The Auction Agent shall not be liable for acting upon any telephone communication authorized by this Agreement which the Auction Agent believes in good faith to have been given by the Company or by BD. The Auction Agent may record telephone communications with BD.

          (b) The Auction Agent may consult with counsel of its own choice, and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

          (c) The Auction Agent shall not be required to advance, expend or risk its own funds or otherwise incur or become exposed to financial liability in the performance of its duties hereunder.

          (d) The Auction Agent may perform its duties and exercise its rights hereunder either directly or by or through agents or attorneys.

     4.3. Auction Agent's Disclaimer.  The Auction Agent makes no
          --------------------------
representation as to the validity or adequacy of this Agreement or the AMPS.



V.   MISCELLANEOUS.
     -------------

     5.1. Termination.  Any party may terminate this Agreement at any time
          -----------
upon five days' prior written notice to the other party; provided, however, that if BD is Merrill Lynch, Pierce, Fenner & Smith Incorporated, neither BD nor the Auction Agent may terminate this Agreement without first obtaining prior written consent of the Company to such termination, which consent shall not be withheld unreasonably.

     5.2. Participant in Securities Depository; Payment of       Dividends
          ------------------------------------------------
in Same-Day Funds.

          (a) BD is, and shall remain for the term of this Agreement, a member of, or a participant in, the Securities Depository (or an affiliate of such a member or participant).

          (b) BD represents that it (or if BD does not act as Agent Member, one of its affiliates) shall make all dividend payments on the AMPS available in same-day funds on each Dividend Payment Date to customers that use BD (or its affiliate) as Agent Member.

     5.3. Agent Member.  At the date hereof, BD is a participant of the
          ------------
Securities Depository.

     5.4. Communications.  Except for (i) communications authorized to be
          --------------
made by telephone pursuant to this Agreement or the Auction Procedures and
(ii) communications in connection with the Auctions (other than those expressly required to be in writing), all notices, requests and other communications to any party hereunder shall be in writing (including telecopy or similar writing) and shall be given to such party at its address or telecopier number set forth below:

     If to BD,                (Name of Broker-Dealer)
     addressed to:            (Address of Broker-Dealer)


                              Attention:
                              Telecopier No.:  (   )    -
                              Telephone No.:   (   )    -

     If to the Auction        IBJ Schroder Bank & Trust Company
     Agent, addressed to      One State Street
                              New York, New York
                              Attention:  Auction Window
                                          Subcellar 1
                              Telecopier No.: (212) 797-1148
                              Telephone No.:  (212) 858-2135

or such other address or telecopier number as such party hereafter may specify for such purpose by notice to the other party. Each such notice, request or communication shall be effective when delivered at the address specified herein. Communications shall be given on behalf of BD by a BD Officer and on behalf of the Auction Agent by an Authorized Officer. BD may record telephone communications with the Auction Agent.

     5.5. Entire Agreement.  This Agreement contains the entire agreement
          ----------------
between the parties relating to the subject matter hereof, and there are no other representations, endorsements, promises, agreements or understandings, oral, written or inferred, between the parties relating to the subject matter hereof.

     5.6. Benefits.  Nothing in this Agreement, express or implied, shall
          --------
give to any person, other than the Company, the Auction Agent and BD and their respective successors and assigns, any benefit of any legal or equitable right, remedy or claim under this Agreement.

     5.7. Amendment; Waiver.
          -----------------

          (a) This Agreement shall not be deemed or construed to be modified, amended, rescinded, canceled or waived, in whole or in part, except by a written instrument signed by a duly authorized representative of the party to be charged.

          (b) Failure of either party to this Agreement to exercise any right or remedy hereunder in the event of a breach of this Agreement by the other party shall not constitute a waiver of any such right or remedy with respect to any subsequent breach.

     5.8. Successors and Assigns.  This Agreement shall be binding upon,
          ----------------------
inure to the benefit of, and be enforceable by, the respective successors and permitted assigns of each of BD and the Auction Agent. This Agreement may not be assigned by either party hereto absent the prior written consent of the other party;
provided, however, that this Agreement may be assigned by the Auction Agent to a successor Auction Agent selected by the Company without the consent of BD.

     5.9. Severability.  If any clause, provision or section of this
          ------------
Agreement shall be ruled invalid or unenforceable by any court of competent jurisdiction, the invalidity or unenforceability of such clause, provision or section shall not affect any remaining clause, provision or section hereof.

     5.10.  Execution in Counterparts.  This Agreement may be executed in
            -------------------------
several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

     5.11.  Governing Law.  This Agreement shall be governed by and construed
            -------------
in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.


                              IBJ SCHRODER BANK & TRUST COMPANY



                              By:
                                   ---------------------------
                                   Title:





                              (NAME OF BROKER-DEALER)



                              By:
                                   ---------------------------
                                   Title:

                                                                    EXHIBIT A
                                                                  ---------


                            SETTLEMENT PROCEDURES
                           ---------------------



                              (From Prospectus)

                                                                    EXHIBIT B
                                                                  ---------
                      IBJ SCHRODER BANK & TRUST COMPANY
                              AUCTION BID FORM
                     ---------------------------------

Submit To:  IBJ Schroder Bank & Trust Co.    Issue:  Merrill Lynch Municipal
                Securities Transfer Department            Strategy Fund, Inc.
                One State Street                  Series:
_______________________
           New York, New York 10004          Auction Date:__________________
                Attention: Auction Window         Telephone: (212) 858-2272
                                                  Facsimile: (212) 797-1148

The undersigned Broker-Dealer submits the following Order on behalf of the Bidder listed below:

Name of Bidder:
                 ------------------------

                               BENEFICIAL OWNER

Shares now held                         HOLD
                 ---------------                            -------------
                                             BID at rate of
                                                                 ----------

--
                                             SELL
                                                                 --------

                          POTENTIAL BENEFICIAL OWNER

                                             # of shares bid
                                                                 ----------

--


                                             BID at rate of
                                                                 ----------

--
Notes:

(1) If submitting more than one Bid for one Bidder, use additional Auction Bid Forms.

(2) If one or more Bids covering in the aggregate more than the number of outstanding shares held by any Beneficial Owner are submitted, such bid shall be considered valid in the order of priority set forth in the Auction Procedures on the above issue.

(3) A Hold or Sell Order may be placed only by a Beneficial Owner covering a number of shares not greater than the number of shares currently held.

(4) Potential Beneficial Owners may make only Bids, each of which must specify a rate. If more than one Bid is submitted on behalf of any Potential Beneficial Owner, each Bid submitted shall be a separate Bid with the rate specified.

(5) Bids may contain no more than three figures to the right of the decimal point (.001 of 1%). Fractions will not be accepted.

   NAME OF BROKER-DEALER
                          ------------------------
   Authorized Signature
                          ------------------------

                                                                    EXHIBIT C
                                                                  ---------


                  (Note:  To be used only for transfers made
                      other than pursuant to an Auction)


                                TRANSFER FORM
                               -------------


     Re:  Merrill Lynch Municipal Strategy Fund, Inc.
          Auction Market Preferred Stock(Registered Trademark),
          Series (A)(B)(C)(D)(E) ("AMPS"(Registered Trademark))


     We are (check one):

/ /  the Beneficial Owner named below;

/ /  the Broker-Dealer for such Beneficial Owner; or

/ /  the Agent Member for such Beneficial Owner.


     We hereby notify you that such Beneficial Owner has transferred
                                                                     -----
shares of AMPS to               .
                  --------------




                                   --------------------------


                                   (Name of Beneficial Owner)




                                   --------------------------
                                   (Name of Broker-Dealer)




                                   -------------------------
                                   (Name of Agent Member)



                              By:
                                   -------------------------
                                   Printed Name:
                                   Title:

                                                                    EXHIBIT D
                                                                  ---------


               (Note:  To be used only for failures to deliver
                      AMPS sold pursuant to an Auction)



                        NOTICE OF A FAILURE TO DELIVER
                       ------------------------------


Complete either I or II
-----------------------


      I.  We are a Broker-Dealer for                      (the "Purchaser"),
                                     --------------------
which purchased       shares of AMPS, Series (A)(B)(C)(D)(E), of Merrill
                -----
Lynch Municipal Strategy Fund, Inc. in the Auction held on
                       from the seller of such shares.
----------------------

     II.  We are a Broker-Dealer for                       (the "Seller"),
                                     ---------------------
which sold      shares of AMPS, Series (A)(B)(C)(D)(E), of Merrill Lynch
           ----
Municipal Strategy Fund, Inc. in the Auction held on                to the
                                                     --------------
Purchaser of such shares.


          We hereby notify you that (check one):

                    the Seller failed to deliver such shares to the
          -------
Purchaser

                    the Purchaser failed to make payment to the Seller upon
          -------
delivery of such shares



                         Name:
                                -----------------------
                                (Name of Broker-Dealer)



                           By:
                                -----------------------
                                Printed Name:
                                Title:

                                                  B&W DRAFT
                                                  11/9/95


                          LETTER OF REPRESENTATIONS

                                      OF

                 MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC.

                                     AND

                      IBJ SCHRODER BANK & TRUST COMPANY


                                        January __, 1996


The Depository Trust Company
55 Water Street
New York, New York  10041

Attention:  General Counsel's Office

     Re:  Merrill Lynch Municipal Strategy Fund, Inc.
          Issuance of Auction Market Preferred Stock(Registered Trademark)
          ----------------------------------------------------------------
("AMPS"(Registered Trademark))
------------------------------


Ladies and Gentlemen:

     The purpose of this letter is to set forth certain matters relating to the proposed issuance and sale by Merrill Lynch Municipal Strategy Fund, Inc., a Maryland corporation (the "Issuer"), of up to 8,000 shares of Auction Market Preferred Stock, Series A ("Series A AMPS"), up to 8,000 shares of Auction Market Preferred Stock(Registered Trademark), Series B ("Series B AMPS"), up to 8,000 shares of Auction Market Preferred Stock(Registered Trademark), Series C ("Series C AMPS"), up to 8,000 shares of Auction Market Preferred Stock(Registered Trademark), Series D ("Series D AMPS") and up to 8,000 shares of Auction Market Preferred Stock(Registered Trademark), Series E ("Series E AMPS"). The Series A AMPS, Series B AMPS, Series C AMPS, Series D AMPS and Series E AMPS are sometimes referred to together herein as "AMPS".

A description of the Series A AMPS and the related offering are contained in a prospectus dated January __, 1996 and a description of the other series of AMPS will be contained in the prospectus relating to the offering of each such series (such prospectuses being herein referred to as the "Prospectus").

IBJ Schroder Bank & Trust Company, in its capacity as Auction Agent (as defined in the Prospectus) (the "Auction Agent"), will act as the transfer agent, registrar, dividend disbursing agent and redemption agent with respect to the shares of AMPS. The shares of AMPS will be distributed through The Depository Trust Company

("DTC") by Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Distributor").

     To induce DTC to accept the shares of AMPS as eligible for deposit at DTC, and to act in accordance with its rules (the "DTC Rules") with respect to the shares of AMPS, the Issuer and the Auction Agent make the following representations to DTC:



     1. Prior to the issuance of the shares of AMPS, the Issuer shall cause the Distributor to deposit with DTC one or more certificates representing the AMPS, registered in the name of DTC's nominee, Cede & Co., which will respectively represent the total number of shares of AMPS outstanding, and said certificates shall remain in DTC's custody.

     2. The Prospectus describes provisions for the solicitation of consents from, and voting by, holders of the shares of AMPS under certain circumstances. The Issuer shall establish a record date or record dates for such purposes and shall give DTC notice of such record date or record dates not less than 15 days in advance of such record date or record dates, to the extent practicable.

     3. In the event of a full or partial redemption of shares of AMPS outstanding, the Issuer or the Auction Agent shall give DTC notice of such event not less than 20 days prior to the redemption date.

     4. In the event of a partial redemption of shares of AMPS outstanding, the Issuer or the Auction Agent shall send DTC a notice specifying the number of shares of AMPS to be redeemed and the date such notice is to be mailed to shareholders of the Issuer or published by the Issuer (the "Publication Date"). Such notice shall be sent to DTC by a secure means (e.g., legible facsimile transmission, registered or certified mail, overnight express delivery or hand delivery) in a timely manner designed to assure that such notice is in DTC's possession no later than the close of business on the Business Day (as defined in the Prospectus) before the Publication Date. (The Issuer or the Auction Agent sending such notice shall have a method to verify subsequently the use of such means and the timeliness of the notice.) In the event of a partial redemption, the Publication Date shall not be less than 20 days prior to the redemption date.

     5. In the event of an invitation to tender the shares of AMPS, notice by the Issuer or the Auction Agent to shareholders of the Issuer specifying the terms of the tender and the Publication Date of such notice shall be sent to DTC by a secure means in the manner set forth in the preceding paragraph. Notices to DTC pursuant to this paragraph and notices of other corporate actions (including mandatory tenders, exchanges and capital changes) shall be sent by telecopy to DTC's Reorganization Department at (212) 709-1093 or
   (212) 709-1094, and receipt of such notices shall be confirmed by telephoning (212) 709-6884. Notices to DTC pursuant to the above shall be sent by mail or by any other means to:

               Manager, Reorganization Department
               Reorganization Window
               The Depository Trust Company
               7 Hanover Square, 23rd Floor
               New York, NY 10004-2695

     6. The Prospectus indicates that the dividend rate for the shares of AMPS may vary from time to time. Absent other existing arrangements with DTC, the Issuer or the Auction Agent shall give DTC notice of each such change in the dividend rate on the same day the new rate is determined, by telephone to the Supervisor of the Announcements Section of the Dividend Department at (212) 709-1270, and such notice shall be followed by prompt written confirmation, sent by a secure means as described in paragraph 4 above, to:

               Manager, Announcements, Dividend Department
               The Depository Trust Company
               7 Hanover Square, 22nd Floor
               New York, New York  10004

     7.   The Issuer and the Auction Agent acknowledge that as long as Cede


& Co. is the sole record owner of the shares of AMPS, Cede & Co. shall be entitled to all voting rights applicable to the shares of AMPS and to receive the full amount of all dividends, Additional Dividends (as defined in the Prospectus), liquidation proceeds and redemption proceeds payable with respect to the shares of AMPS. The Issuer and the Auction Agent acknowledge that DTC shall treat any DTC Participant (defined in the DTC Rules to mean, generally, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations for whom DTC, directly or indirectly, holds securities) having shares of AMPS credited to its DTC account as entitled to the full benefits of ownership of such shares. Without limiting the generality of the preceding sentence, the Issuer and the Auction Agent acknowledge that DTC shall treat any DTC Participant having shares of AMPS credited to its

          DTC account as entitled to receive dividends, distributions and voting rights, if any, in respect of such shares and, subject to Section 17 hereof, to receive a certificate evidencing such shares of AMPS if such certificate is to be issued in accordance with the Issuer's Charter (as defined in the Prospectus). (The treatment by DTC of the effects of its crediting of shares of AMPS to the DTC accounts of DTC Participants described in the preceding two sentences shall not affect the rights of the Issuer, participants in Auctions (as defined in the Prospectus) relating to the shares of AMPS, purchasers, sellers or holders of shares of AMPS against any DTC Participant).

     8. The Prospectus indicates that in the event the Issuer retroactively allocates any net capital gains or other income subject to regular Federal income tax to shares of AMPS without having given advance notice thereof to the Auction Agent as described in the Prospectus solely by reason of the fact that such allocation is made as a result of the redemption of all or a portion of the shares of AMPS outstanding or the liquidation of the Issuer (the amount of such allocation being referred to herein as a "Retroactive Taxable Allocation"), the Issuer, within 90 days (and generally within 60 days) after the end of the Issuer's fiscal year for which a Retroactive Taxable Allocation is made, will provide notice thereof to the Auction Agent and to each holder of shares of AMPS (initially Cede & Co. as nominee of DTC) during such fiscal year at such holder's address as the same appears or last appeared on the stock books of the Issuer. The Issuer, within 30 days after such notice is given to the Auction Agent, will pay to the Auction Agent (who then will distribute to such holders of AMPS), out of funds legally available therefor, an amount equal to the aggregate Additional Dividend with respect to all Retroactive Taxable Allocations made to such holders during the fiscal year in question.

     9. The Issuer will notify DTC, at least 10 Business Days prior to the payment date for any Additional Dividends, of (i) the record date for holders of shares of AMPS entitled to receive Additional Dividends, (ii) the amount of Additional Dividends payable on a per share basis to such holders and
(iii) the CUSIP number set forth on the share certificate representing such shares of AMPS.

     10. The Prospectus indicates that if the Issuer does not give advance notice of the amount of net capital gains or other income subject to regular Federal income tax to be included in a dividend on shares of AMPS in the related Auction, the Issuer may include such taxable income in a dividend on shares of AMPS if it increases the dividend by an additional amount calculated as if such income were a Retroactive Taxable Allocation and the additional amount were an Additional Dividend.
The Issuer or the Auction Agent will notify DTC, at least five Business Days prior to the applicable Dividend Payment Date, of the amount of such additional amount to be included in the dividend on a per share basis.

     11.  The Prospectus indicates that in the event a Response (as defined in the Prospectus) indicates that it is advisable that the Issuer give a Notice of Special Dividend Period (as defined in the Prospectus) for the AMPS, the Issuer, by no later than the second Business Day prior to the relevant Auction Date (as defined in the Prospectus), may give a Notice of Special Dividend Period to the Auction Agent, DTC and each Broker-Dealer (as defined in the Prospectus), which notice will specify (i) the duration of the Special Dividend Period, (ii) the Optional Redemption Price as specified in the related Response and (iii) the Specific Redemption Provisions, if any,
as specified in the related Response. The Issuer is required to give telephonic and written notice (a "Notice of Revocation") to the Auction Agent, each Broker-Dealer, and DTC on or prior to the Business Day prior to the relevant Auction Date under the circumstances specified in the Prospectus.

     12. All notices and payment advices sent to DTC shall contain the CUSIP number set forth on the share certificate representing the AMPS.

     13. Notices to DTC by facsimile transmission shall be sent to (212) 709-1093 or (212) 709-1094. The Issuer or the Auction Agent shall call (212) 709-6884 to confirm such receipt of notice. Except as provided in paragraph 5 hereof, notices to DTC by any other means shall be sent to:

               Manager, Reorganization Department
               Reorganization Window
               The Depository Trust Company
               7 Hanover Square, 23rd Floor
               New York, New York  10004

     14. Dividend payments shall be received by Cede & Co., as nominee of DTC, or its registered assigns, in same-day funds on each payment date or the equivalent as agreed between the Issuer or the Auction Agent and DTC ("Fed-Funds"). Such payment shall be made payable to the order of "Cede & Co." Absent any other agreement between the Issuer or the Auction Agent and DTC, such payments shall be addressed as follows:

               Manager, Cash Receipts, Dividends
               The Depository Trust Company
               7 Hanover Square, 24th Floor
               New York, New York  10004

     15. Redemption payments shall be made in Fed-Funds in the manner set forth in the SDFS Paying Agent Operating Procedures, a copy of which previously has been provided to the Auction Agent.

     16. DTC may direct the Issuer or the Auction Agent to use any other telephone number for facsimile transmission, address, or department of DTC as the number, address or department to which payments of dividends, redemption proceeds or notices may be sent.

     17. In the event of a redemption necessitating a reduction in the number of shares of AMPS outstanding, DTC in its discretion may (a) request the Issuer to execute and deliver a new share certificate or certificates representing the remaining shares of AMPS outstanding or (b) make appropriate notation on the certificates indicating the date and amounts of such reductions. In the case of redemption of all of the shares, DTC will surrender the certificate or certificates to the Auction Agent for cancellation if required.

     18. In the event the Issuer determines that Beneficial Owners of the shares of AMPS of any series shall be able to obtain certificates representing such shares of AMPS (as provided for in the Issuer's Charter), the Issuer or the Auction Agent shall notify DTC of the availability of share certificates representing such shares of AMPS, as the case may be, and shall issue, transfer and exchange such certificates as required by DTC and others in appropriate amounts.

     19. DTC may determine to discontinue providing its services as securities depository with respect to the shares of AMPS at any time by giving reasonable notice to the Issuer and to the Auction Agent (at which time DTC will confirm with the Auction Agent the aggregate amount of the shares of AMPS then outstanding). Under such circumstances, the Issuer and the Auction Agent will cooperate with DTC in taking appropriate action to provide for a substitute or successor securities depository or to make available one or more separate certificates evidencing the shares of AMPS to any DTC Participant having such shares credited to its DTC account.

     20. The Issuer hereby authorizes DTC to provide to the Auction Agent position listings of its DTC Participants with respect to the shares of AMPS from time to time at the request of the Auction Agent and at DTC's customary fee, and also authorizes DTC, in the event of a partial redemption of shares of AMPS, to provide, and DTC hereby agrees to provide the Auction Agent, upon request, with the names of those DTC Participants whose positions in such shares of AMPS have been selected for redemption by DTC. DTC agrees to use its best efforts to notify the Auction Agent of those DTC Participants whose positions in the shares of AMPS have been selected for redemption by DTC.
The Issuer authorizes the Auction Agent to provide DTC with such signatures, exemplars of signatures and authorizations to act as may be deemed necessary by DTC to permit DTC to discharge its obligations to its DTC Participants and appropriate regulatory authorities.

          This authorization, unless revoked by the Issuer, shall continue with respect to the shares of AMPS while any such shares are on deposit at DTC, until and unless the Auction Agent no longer shall be acting in such capacity. In such event, the Issuer shall provide DTC with similar evidence of the authorization of any successor thereto so to act.

     21. Nothing herein shall be deemed to require the Auction Agent to advance funds on behalf of the Issuer.


                      Very truly yours,

                      MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC.
                              as Issuer



                      By:  ____________________________
                           Title:



                      IBJ SCHRODER BANK & TRUST COMPANY
                                as Auction Agent



                      By:  ____________________________
                           Title:


Received and Accepted:

THE DEPOSITORY TRUST COMPANY




By:  _________________________
     Title:


cc:  Merrill Lynch & Co.
     Merrill Lynch, Pierce, Fenner & Smith
                 Incorporated